Exhibit 10.16

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20th January 2012

GLOBAL FRAME CONTRACT

Between

BRITISH TELECOMMUNICATIONS plc

And

VIRTUSA UK LIMITED

CONTRACT NUMBER: 8006340

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1.	DEFINITIONS AND INTERPRETATIONS	7

2.	ORDERING PROCESS	15

3.	THE SERVICES	16

4.	CONTRACT PERIOD	18

5.	QUALITY OF SERVICE	18

6.	ASSIGNMENT AND SUBCONTRACTING	21

7.	WARRANTIES	22

8.	SERVICE LEVELS	22

9.	CONTRACT PERSONNEL	25

10.	INDUCTION AND TRAINING	26

11.	KEY PERSONNEL	26

12.	AUDIT, ACCESS AND PROGRESS REPORTS	26

13.	MISTAKES IN INFORMATION	28

14.	BT ITEMS AND PROPERTY	28

15.	FORCE MAJEURE	29

16.	ELECTRONIC TRADING	29

17.	CHARGES, PAYMENT AND INVOICING	29

18.	CHANGE IN LEGISLATION	31

19.	THE EURO	32

20.	BT RESTRUCTURING	33

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21.	REGULATORY MATTERS	34

22.	GOVERNANCE	35

23.	CONFIDENTIALITY	35

24.	CUSTOMER EXPERIENCE	37

25.	VARIATIONS	39

26.	SUSPENSION OF WORK	39

27.	WORK SITE AND SECURITY	39

28.	RISK MANAGEMENT, RISK ASSESSMENT AND INTERNAL AUDIT	41

29.	IT SECURITY AND BUSINESS CONTINUITY	41

30.	PROTECTION OF PERSONAL DATA	42

31.	TRANSFER OF UNDERTAKINGS	45

32.	TAX AND NATIONAL INSURANCE	48

33.	INTELLECTUAL PROPERTY	49

34.	ESCALATION AND DISPUTE RESOLUTION PROCEDURE	50

35.	GUARANTEE	51

36.	TITLE AND RISK	52

37.	RIGHT TO REJECT	53

38.	ACCEPTANCE	54

39.	PAYMENT CARD DATA STANDARDS	55

40.	DELIVERY	57

41.	LIQUIDATED DAMAGES	57

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42.	WEB ACCESSIBILITY	59

43.	TERMINATION	59

44.	INTERWORKING WITH OTHER SYSTEMS	61

45.	INDEMNITY	62

46.	LIMITATION OF LIABILITY	64

47.	INSURANCE	65

48.	PUBLICITY	65

49.	SOFTWARE	66

50.	SOFTWARE LICENCE	66

51.	ESCROW	66

52.	NOTICES	67

53.	GENERAL	68

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Contract Number: 8006340	Estimated Value:

Global Frame Contract relating to:

Supply of IT Services to BT

GLOBAL FRAME CONTRACT dated 20th January 2012  made between the Parties:

(1) British Telecommunications plc, with registered office at 81 Newgate Street, London EC1A 7AJ and Company Number 1800000 (“BT”); and

(2) Virtusa UK Limited, with registered office at 1 Callaghan Square, Cardiff, CF10 5BT] and Company Number 05640127 (“Supplier”)

RECITALS

(A)                                                     BT is an established world leader in the design, development, delivery and management of communications services. Its principal activities include local, national and international telecommunications services, higher value broadband, internet products and services and IT solutions.

(B)                                                       The Supplier is a global supplier of IT services and has experience and expertise in the provision of a broad range of IT services, including, application outsourcing, IT consultant and implementation services.

(C)                                                       BT requires, and Supplier desires to provide, the services described in the Contract on the terms and conditions as set out in the Contract.

(D)                                                      BT and Supplier had entered into Master Services Agreement dated as of 29 March 2007, as amended (the “Previous Agreement”), by and between BT and Virtusa UK Limited and the parties seek to amend and restate the Previous Agreement and have the Previous Agreement replaced in its entirety by this Global Frame Contract.

In consideration of £1 payable by BT to the Supplier: BT and Supplier agree as follows:

This Contract comprises this front sheet and the following appended documents:

•                  Requirements

•                  Conditions

•                  Schedule 1 — Services

•                  Schedule 2 — Charges and Pricing Principles

•                  Schedule 3 — Affiliates Agreement

•                  Schedule 4 — Security & Business Compliance

•                  Schedule 5 — Data Protection

•                  Schedule 6 — Governance & Change Control Procedure

•                  Schedule 7 — Transition and Transformation & Exit Plan

•                  Schedule 8 — Generic Standards

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•                  Schedule 9 —  Supplier Site Locations & Supplier Affiliates

•                  Schedule 10 — List of BT Affiliates

•                  Schedule 11 — Business Continuity

In the case of any conflict, the documents above shall have precedence in the order listed.

Unless otherwise expressly stated in the Contract, BT shall be under no obligation to purchase any particular value or quantity of the Supplies, or at all.

SIGNED for and on behalf of BT	SIGNED for and on behalf of the Supplier

/s/ David Cole	/s/ Shanaka Jayawardena
Signature	Signature

David Cole	Shanaka Jayawardena
Name	Name

Senior Procurement Manager	Finance Director
Position	Position

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1.                                      DEFINITIONS AND INTERPRETATIONS

1.1                               Unless otherwise stated, in the Contract, the following expressions, where used, shall have the meanings respectively ascribed to them:

“Acceptance” means written acknowledgement by BT that Work and/or Services, or part of them, have been completed in accordance with the Contract, subject to any deficiencies stated in such acknowledgement. “Accept” and “Accepted” shall be construed accordingly.

“Acceptance Test” means formal testing conducted to determine if the Work and/or Services satisfy the criteria for Acceptance to enable BT to Accept the Work and/or Services or any part of them.

“Affiliate Service Agreement” means the Agreement entered into between BT and the Supplier Affiliate or between BT Affiliate and the Supplier Affiliate or Supplier in accordance with the terms of the Contract; “ASA” shall be construed accordingly.

“Agile Development Technique” means the technique described in Schedule 2 (Charges and Payment) Appendix 1.

“Appendix” means an appendix to the Schedule having the ascribed number or title; “Appendices” shall be construed accordingly.

“ARD” means Acquired Rights Directive 2001/23/EC of the European Council.

“ARD Territories” means those Territories in which the ARD applies.

“BT” means British Telecommunications plc, its successors and assigns.

“BT Affiliate” means any BT Group Company listed in Schedule 10 (List of BT Affiliates) of the Contract as amended from time to time.

“BT’s Commercial Contact” means Dave Walker (dave.s.walker@bt.com Tel: +44 7917 022152) or such other person as BT may notify from time to time in writing to the Supplier.

“BT Data” or “BT’s Data” means all data, information, addresses, telephone numbers, text, drawings, diagrams, images or sound embodied in any electronic or tangible medium which (i) are supplied or in respect of which access is granted to the Supplier by BT pursuant to the Contract, or (ii) the Supplier is required to generate under the Contract, or (iii) are obtained by the Supplier on behalf of BT for the purposes of the Contract.

“BT Data Protection Specialist” means such person as BT may notify from time to time in writing to the Supplier.

“BT Human Resources Recruitment Policy” means the policy as set out in Schedule 4 (Security & Business Continuity) Appendix 1.

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“BT Items” means all items provided by BT to the Supplier and all items held by the Supplier which belong to BT in connection with the Contract.

“BT Personal Data” means any personal data of BT’s personnel or contractors or Customers as defined in the Data Protection Legislation.

“BT Project Manager” means BT personnel responsible for the in-life operational management of the Contract or specific Orders.

“BT Retained Employees” means those persons employed by BT in the United Kingdom or employed by a BT Affiliate in the ARD Territories in the provision of services similar to the Services immediately prior to the Effective Date.

“BT Systems” means any BT computer, application or network or such other systems as may be agreed in writing from time to time by BT and the Supplier.

“BT’s Travel and Expense Policy” means the policy set out in Schedule 2 (Charges and Payment)  Appendix 3.

“Best Industry Practice”  means a standard of performance (taking into account practices, methods and procedures) required of an IT, Network and BPO service provider in the United Kingdom and if requested by BT in the relevant Territory and includes using reasonable skill, diligence, prudence and foresight in the conduct of the relevant risk.

“BPO Work Package” means a form of Specification in the form substantially of that set out in Schedule 2 (Charges and Payment)  Appendix 2 Exhibit B, issued by BT to the Supplier pursuant to which the Supplier is to provide Services to BT in accordance with the Capped Time and Material or Output Based Work or input based pricing model for BPO Services.

“Business Day(s)” means any day(s) on which banks are open for business in the UK, (except in the case of Services performed under an Affiliate Agreement in another territory, where it means a day on which banks are open for business in the relevant Territory).

“Business Process Outsourcing”  means the services outlined in Schedule 1 (Services) Appendix 2. “BPO” shall be construed accordingly.

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“Capped Time and Material”  means Work to be performed in accordance with the pricing model set out in Schedule 2 (Charges and Payment).

“Change Control Procedure” means the procedure under which BT or the Supplier may make a request for a change to the Contract, excluding a change by the Supplier to the Services, all as described in Schedule 6 (Governance & Change Control); “Change(s)” shall be construed accordingly.

“Charges” means the charges for the provision of the Services as set out in and/or calculated in accordance with the relevant basis of Charge described in Schedule 2 (Charges and Payment) and subsequently agreed in individual Order(s).

“Commencement Date” means 1st January 2012

“Conditions” means the conditions of the Contract.

“Contract”  means this global frame contract, its attached Schedules, Appendices, Exhibits Order.

“Contract Period” means, initially, three years from the Commencement Date.

“Contract Personnel” means the Supplier’s employees, Sub-Contractors, subcontractors and agents (and their employees, subcontractors and agents) engaged in the performance of the Contract.

“Critical Service Failure” means any breach by the Supplier to meet any Critical Service Levels in respect of any Service under an Order.

“Critical Service Levels” means service levels identified as Critical Service Levels in an Order or if BT exercises its rights to claim the maximum Liquidated Damages for each claim or a series of connected claims under an Order.

“Customer” means BT’s external customer from time to time.

“Customer Requirements” means the specific variations to the Conditions as required by BT to reflect the requirements of its Customers and which are set out in the relevant Order or as otherwise notified in writing by BT to the Supplier from time to time.

“Data Protection Legislation” means in the United Kingdom, the Data Protection Act 1998 or in any other Territory, any equivalent applicable local legislation.

“Deliverables”  means anything tangible or intangible delivered or to be delivered by or on behalf of the Supplier for BT (including, without limitation, any Information, materials, or Software) pursuant to the Supplier’s obligations to provide the Services as set out in the Contract.

“Design Information” means any Information provided by BT concerning the purpose, manufacture, design or configuration of Services.

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“Disaster” means any disaster or event that either Party declares to be a disaster for the purposes of the DRP.

“Disaster Recovery Plan”  means the disaster recovery and business continuity plan as agreed under Schedule 11. “DRP” shall be construed accordingly.

“Effective Date” means the date on which the Supplier acknowledges receipt of a Purchase Order from BT in respect of the relevant Specification.

“Employment Liability” includes all claims, demands, actions, proceedings and any award, compensation, damages, tribunal or court awards, fine, loss, liability, order, penalty, payment made by way of settlement and costs and expenses reasonably incurred in connection with a claim or investigation; legal costs and expenses are assessed on an indemnity basis;  “Employment Liabilities” shall be construed accordingly.

“Exhibit” means an exhibit to the Appendix having the ascribed number or title.

“Exit Period” means the period set out in Schedule 7 (Transition and Transformation & Exit Plan).

“Financial Year” means the period beginning on April 1st and ending on the following March 31st.

“Functional Specification” means the Supplier’s design document for the Software as supplied to BT or as published by the Supplier

“Group Company” means BT or Supplier or any company from time to time in the same group (as defined by s.474(1) Companies Act 2006) as BT or the Supplier.

“Information” means information whether in tangible or any other form, including, without limitation, specifications, reports, data, notes, documentation, drawings, software, computer outputs, designs, circuit diagrams, models, patterns, samples, inventions, (whether capable of being patented or not) and know-how, and the media (if any) upon which such information is supplied.

“Intellectual Property Right(s)” means any patent, petty patent, copyright, database right, design right, community design right, semiconductor topography right, registered design, rights in know-how, or any similar right in any part of the world and shall include any applications for the registration of any patents or registered designs or similar rights capable of registration in any part of the world.

“International Development” means the services set out as such in Schedule 1(Services).

“IT and Network Services” means the services listed as such in Schedule 1 (Services).

“Key Performance Indicators” means the performance indicators which BT shall use as a means of measuring and monitoring the performance of the Supplier under the Contract at strategic relationship level initially set out in Schedule 6 (Governance &

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Change Control), which may be amended by agreement in writing from time to time; “KPIs” shall be construed accordingly.

“Legislation” means in the United Kingdom, any Act of Parliament or sub-ordinate legislation within the meaning of Section 21(1) of the Interpretation Act 1978, any exercise of the Royal Prerogative, and any enforceable community rights within the meaning of Section 2 of the European Communities Act 1972  or in any other Territory, any equivalent applicable local legislation.

“Liquidated Damages” means the liquidated damages described and referred to in the Condition headed “Liquidated Damages”.

“Local Services” means the Services set out in Schedule 1(Services) performed and/or to be performed pursuant to any Affiliate Service Agreement as the same may been amended from time to time in accordance with the Contract and/or the Local Requirements.

“Local Requirements” means specific variations to the Conditions in the Contract as required by BT Affiliate to reflect local law or regulatory requirements and which are set out in the relevant ASA.

“Material Breach” means:

(a)                                 any Critical Service Failure;

(b)                                 any material failure by the Supplier to perform Supplier’s obligations in Schedule 4 (Security and Business Compliance);

(c)                                  any failure to comply with Condition headed “Protection of Personal Data”;

(d)                                 any failure by the Supplier to fully and properly implement the remedial plan in Condition headed “Audit, Access and Progress Report”;

(e)                                  any material breach by Supplier of any provisions of the Contract including but not limited to those listed in paragraphs in (a) to (d) above.

“Offshore Working Day” means the eight (8) hour period (excluding breaks) in any twenty four (24) hour period when the Services are performed or are required to be performed, by the Supplier in the relevant Supplier or Supplier Affiliate non-UK or non-Territory location,  which locations are listed in Schedule 9 (Supplier Site Locations & Supplier Affiliate).

“Onshore Working Day” means the eight (8) hour period excluding breaks between the hours of 0700 and 1930 in the UK or the relevant Territory.

“Order” means the Purchase Order with details of the Charges,  the Specification and any other relevant information relating to the Services.

“Output Based Work” means Work to be performed in accordance with the pricing model set out in Schedule 2 (Charges and Payment).

“Persistent Breach” means either:

(a)                                 more than one (1) non-material breach of the Contract by the Supplier which taken together constitute a material breach; or

(b)                                 failure by the Supplier to exceed the weighted target in 50% or more of the

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measured KPIs in any two (2) consecutive months.

“Post Implementation Review” means the definition set out in Schedule 6 (Governance & Change Control); “PIR” shall be construed accordingly.

“Purchase Order” means a formal request binding on both Parties to commence the provision of Services which request is generated from electronic ordering system, and received by the Supplier in the form of fax, email, electronic interface or paper to signify a financial commitment or a call-off against this Contract by BT.

“Quality Management System” means BS/ISO9000 (or equivalent) or BS 15000 or any other relevant certificates as amended from time to time in accordance with the Contract which certificates issued by bodies approved any National Accreditation Council.

“Quarter” means each of the periods from 1st April to 30th June, 1st July to 30th September, 1st October to 31st December and 1st January to 31st March.

“SFIA” means the Skills Framework for the Information Age (SFIA) matrix found at SFIA web-site at: http://www.SFIA.org.uk.

“Schedule” means a schedule to the Contract having the ascribed number or title.

“Services” means the service(s) or part of the services described in Schedule 1(Services) and subsequently confirmed in the relevant Order including all Deliverables, Information and Work supplied or performed or to be supplied or performed to or for BT by the Supplier.

“Service Credits” means the credit to Charges due from the Supplier to BT from the Supplier in the event of the Supplier’s failure to meet certain Service Levels as detailed in and/or calculated in accordance with Schedule 1(Services) and individual Order(s).

“Service Levels” means the provisions of Schedule 1(Services) outlining the service levels principles applicable to the Services and detailed in individual Order(s); “Service Level Agreement(s)”  and “SLA(s)” shall be construed accordingly.

“Site” means any location(s) or premise(s) specified by BT, upon which the Supplier is to provide Services or perform Work.

“Software”  means all computer programs including but not limited to all source code and object code whether in machine readable, optically readable or any other format comprised in Services and the media on which it is supplied.

“Specification” means a description of Services which may include Service Levels and Service Credits for individual BT requirements in the form set out in Time and Material Pricing Template, Work Package, BPO Work Package, statement of requirements or in any other format in which Services are described and referred to in the Order.

“Steering Committee” means collectively the individuals identified in Schedule 6 (Governance and Change Control).

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“Subcontractor”  means any person, partnership or corporation with whom the Supplier places a contract and/or an order for the supply of any equipment, item, service or for any work in relation to the Contract; “Subcontract” shall be construed accordingly.

“Successor Contractor” has the meaning set out in the Condition headed “Transfer of Undertakings”.

“Supplier” means Virtusa UK Limited with registered office at 1 Callaghan Square, Cardiff, CF10 5BT and Company Number who will be responsible for providing Services in the Contract to BT and Customers.

“Supplier’s Background Information” means any Information owned or controlled by the Supplier.

“Supplier’s Commercial Contact” such person whose identity and contact details may be notified to BT’s Commercial Contact from time to time.

“Tax” means all taxes, levies, imposts, duties, charges or withholdings in the nature of taxes imposed by any Tax Authority including (without limitation):

(a)                                 income tax (including PAYE), national insurance contributions (or any similar contributions);

(b)                                 foreign taxes;

(c)                                  all VAT and/or other sales taxes;

(d)                                 all interest, penalties, surcharges, fines and other charges relating to any of the above or to a failure to make any return, comply with any reporting requirements or supply any information in connection with any of the above and the cost of removing any charge or other encumbrance imposed by a Tax Authority.

“Tax Authority” means any government, state or municipality or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official anywhere in the world having functions in relation to Tax.

“Termination” means termination of the Contract or the Order(s) accordance with the provisions of the Condition headed “Termination” or the expiry of the Contract.

“Territory” means any one of the territories set out in Schedule 10 (List of BT Affiliates) . “Territories” shall be construed accordingly.

“Time and Material” means Work to be performed in accordance with the pricing model set out in Schedule 2 (Charges and Payment);  “T&M” shall be construed accordingly.

“Time and Material Pricing Template” means the form substantially of that set out in Schedule 2 (Charges and Payment)  Appendix 1 Exhibit B, issued by BT to the Supplier pursuant to which the Supplier is to provide Services to BT in accordance with the Time and Material pricing model.

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“Time and Materials Rate Card” means the rate card for IT and Network Services as set out in Schedule 2 (Charges and Payment) Appendix 1 Exhibit C or for BPO Services as set out in Schedule 2 (Charges and Payment) Appendix 2 Exhibit A.

“Transition” means the activities set out in Schedule 7 (Transition and Transformation & Exit Plan ).

“TUPE” means the Transfer of Undertakings (Protection of Employment) Regulations 2006, (as amended, re-enacted or extended from time to time).

“Work” means work the Contract requires to be undertaken by the Supplier for BT.

“Work Package” means a form of Specification in the form substantially of that set out in Schedule 2 (Charges and Payment)  Appendix 1 Exhibit A, issued by BT to the Supplier pursuant to which the Supplier is to provide Services to BT in accordance with Capped Time and Material or Output Based Work or input based pricing models for IT and Network Services.

1.2                               Interpretation

(a)     In the Contract unless the context otherwise requires, all references to:

(i)                                     Conditions, Schedules, Appendices and Exhibits are to conditions of, schedules, appendices and exhibits to the Contract as amended from time to time in accordance with the Contract;

(ii)                                  Paragraphs are to the paragraphs of the Conditions to the Contract as amended from time to time in accordance with the Contract;

(iii)                             Sections are to the sections of the Schedules to the Contract as amended from time to time in accordance with the Contract;

(iv)                            the word “includes” or “including” shall be construed without limitation to the generality of the preceding words;

(v)                                 this or the “ Contract “ are to the Contract as amended from time to time in accordance with its terms;

(vi)                              the “rights” of any person (including of either Party) shall mean the rights and remedies available to that person under the Contract;

(vii)                           a “person” includes any individual, firm, corporation, unincorporated association, government, state or agency of state, association, partnership or joint venture (whether or not having a separate legal personality);

(viii)                        “writing” shall include any modes of reproducing words in a legible and non-transitory form; and

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(ix)                              “Sterling” or “£” or “pounds” is to the lawful currency of the United Kingdom as of the Commencement Date.

(b)                                 The headings shall be ignored in construing the Contract.

(c )                               Unless the context otherwise requires, words or phrases importing the singular shall be interpreted to include the plural and vice versa.

(d)                                 If there is any conflict or inconsistency between:

(i)                                    the Conditions and any Schedule, Appendices or Exhibit, the general Conditions will prevail; unless the Schedule, Appendices or Exhibit states that the Schedule, Appendices or Exhibit shall prevail over any other inconsistent or conflicting terms in which case the Schedule, Appendices or Exhibit shall prevail or

(ii)                                 the Conditions, any Schedule, Appendices or Exhibit and Order, the terms of the Order will prevail in relation to the activity that is explicitly identified as covered by or affected by the Order.

(e)                                  The Schedules, Appendices and Exhibits and each Order form part of the Contract and references to “the Contract” include its general provisions, Schedules, Appendices and Exhibits and each Order, as amended from time to time by the Parties (including by means of Change Control Procedure).

2.                                      ORDERING PROCESS

2.1                               The Contract governs the relationship between the Parties for the supply of Services by the Supplier to BT. It is a broad framework agreement between the Parties under which BT shall, via an Order, procure Services from the Supplier. The Services shall be performed in accordance with the applicable Order, which shall be subject to and governed by the provisions (mutatis mutandis in the case of Order issued by a BT Affiliate and/or received by a Supplier Affiliate) of the Contract.  Nothing in the Contract shall be deemed to oblige the Supplier to provide Services to BT unless they are agreed in writing by the acceptance of a Specification and Supplier is in receipt of a Purchase Order specifically in relation to the Specification.

2.2                               To commence an engagement, BT shall issue to the Supplier or work with the Supplier to create a Specification detailing BT’s requirements (mutatis mutandis in the case of Specification issued by a BT Affiliate and/or received by a Supplier Affiliate). The Supplier will review the Specification and respond to BT with a quote for the proposed Services within twenty four (24) hours (or such time periods as agreed by the Parties) of receipt of Specification.  If BT wishes to purchase the proposed Services, BT shall issue to the Supplier a Purchase Order confirming that the Supplier’s quote has been accepted and that BT wishes the Supplier to commence the Services.

2.3                               This Purchase Order shall make reference to the Contract, the applicable Specification and the unique identification number of the final offer document accepted by BT. The parties agree that any pre-printed terms and conditions included on or with the Purchase Order, which are in addition to or in conflict with the terms and conditions

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of the Contract and the agreed Specification, as applicable, shall be deemed null and void.

2.4                               Where BT determines at its sole discretion that it is appropriate for a BT Affiliate to order particular Services, BT and the Supplier shall each procure that the relevant BT Affiliate and the Supplier and/or the Supplier Affiliate (as applicable) respectively promptly enter into a framework Affiliate Service Agreement in the form substantially set out in Schedule 3 (Affiliate Service Agreement), and if the Affiliate Service Agreement is not already in place between these parties, and following execution of the Affiliate Service Agreement, BT Affiliate and the Supplier or the Supplier Affiliate shall conform to the process set out in Schedule 3 (Affiliate Service Agreement) for individual order of Services by the issuance of Orders.

3.                                      THE SERVICES

3.1                               The Supplier agrees to supply the Services, in consideration of the payment of the Charges by BT, upon and in accordance with the provisions of the Contract.

3.2                               In respect of each Order, the Services shall commence on the Effective Date and shall continue as specified in the Order, subject to provisions of the Condition headed “Termination”.

3.3                               The Supplier undertakes:

(a)              that it and the Services shall comply with all Legislation, regulations, codes of practice, guidance notes and other requirements of any relevant government or governmental agency that may be applicable from time to time within UK and the equivalent laws and regulations prevalent in the Territory of the performance of Services , including, but without limitation, Freedom of Information Act 2000, Computer Misuse Act 1990, Copyright Designs and Patents Act 1988, Regulation of Investigatory Powers Act 2000, The Electronic Communications Code (Conditions and Restrictions) Regulations 2003, Human Rights Act 1998, UK policy relating to encryption, the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy specifically as provided in The Privacy and Electronic Communications (EC Directive) Regulations 2003, The Telecommunications (Data Protection and Privacy) Regulations 1999, The Competition Act 1998, Communications Act 2003 and Data Protection Act 1998 to the Supplier or the Services from time to time, and to the extent that such regulations are advisory, compliance with which is advisable but not mandatory, the minimum compliance to be achieved by Supplier shall be the Best Industry Practice;

(b)                   to notify BT promptly on becoming aware of any non-compliance or receiving any allegation of non-compliance with any Legislation or the relevant regulation by any person in connection with the Services.  Without prejudice to the foregoing, the Supplier shall provide BT with such assistance as BT may reasonably request to investigate any breach or suspected breach or correct any breach of any relevant laws and regulations. The Supplier shall on BT’s request, promptly take all

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reasonable action that is necessary and open to the Supplier in order to minimise the impact of the breach and any suspected breach of Legislation or the relevant regulations;

(c)          to provide the Services in accordance with the SLAs, KPIs, “Best Industry Practice” and subject to the agreed upon acceptance criteria in the Order, or when not specified, to BT’s reasonable satisfaction based on good faith and reasonable grounds

(d)         as soon as possible to comply with all reasonable written instructions of BT in relation to the provision of the Services;

(e)          to take precautions (having regard to the nature of its obligations under the Contract) to protect the integrity of the BT Data and BT Personal Data and to prevent any corruption or loss of BT Data and BT Personal Data;

(f)           Not Used;

(g)          to co-operate to a reasonable level  with BT and relevant third parties working with BT Systems and software and in particular shall provide all relevant interface and access to Supplier’s systems (or part thereof) containing BT Data and BT Personal Data  as shall be reasonably requested by BT or such third parties and also whatever access to Contract Personnel is reasonably required by BT or such third parties to carry out their obligations to BT ; and

(h)         to comply with the latest applicable issue from time to time of UK, European and International Standards and other documents referred to in the Contract.

3.4          The Supplier shall fulfil or shall procure that any relevant Supplier Affiliate shall fulfil the Local Services pursuant to an  Order received by it during the Contract Period from any BT Affiliate for Services of the same or substantially similar description to any of the Services.  Such fulfilment shall be on the same terms and conditions (mutatis mutandis) (excluding this Paragraph) as are set out and comprised in the Contract. For the avoidance of doubt, the Supplier shall perform or procure the performance of such Services (subject save as aforesaid to the terms and conditions) whether the ultimate beneficiary of the same is BT, BT Affiliate or any third party with whom BT or any BT Affiliate has contracted to supply services including services of the same or substantially similar description to the Services.

3.5          BT shall have no liability (whether for  payment or otherwise) to the Supplier or Supplier Affiliate for or in connection with any order placed by any BT Affiliate nor shall BT have its rights under the Contract prejudiced by the acts or omissions of any BT Affiliate.

3.6          Notwithstanding anything to the contrary in the Contract, including the Condition headed  “Confidentiality”, BT shall have the right to disclose to any BT Group Company all relevant information regarding the Contract.

3.7          For the avoidance of doubt, the Supplier shall be fully liable to BT and the relevant BT Affiliate for the fulfilment of any Order in accordance with the applicable

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ASA notwithstanding that the Supplier may have procured or attempted to procure such fulfilment by a Supplier Affiliate.

3.8          Each ASA shall constitute a separate, legally binding contract between the relevant BT Affiliate and the Supplier or Supplier Affiliate.

3.9          The Services to be provided by the Supplier under the Contract shall include for the avoidance of doubt any incidental or otherwise necessary activities or functions reasonably required to perform the Services and for the purpose of giving BT the full benefit of the provisions of the Contract, in each case notwithstanding that any such activities or functions may not be explicitly detailed in the Order.

3.10                       BT shall have no obligation to place any order for Services.

4.                                     CONTRACT PERIOD

4.1                              The Contract shall commence on the Commencement Date and shall remain in force for the Contract Period unless extended or terminated in accordance with its provisions.

4.2                              BT shall have the option to extend the initial Contract Period by a further consecutive period of one (1) year, such option to be exercised by giving written notice to that effect to the Supplier on or before the end of the initial Contract Period. If this option is exercised by BT the provisions of the Contract shall apply during such extended period but excluding any provision for further extension of the term.

4.3                               The Order(s) shall survive the Termination of the Contract in respect of all ongoing work in progress under any such  Order(s) until such time as the Work  under such Order(s) is completed or terminated  in accordance with this Contract.

5.                            QUALITY OF SERVICE

5.1                     Skill and care

The Supplier shall provide the Services with reasonable diligence, skill and care and in accordance with the Best Industry Practice.

5.2                     Standards and Policies

The Supplier shall provide the Services, or procure that they are provided, in all respects in accordance with:

(a)                       BT Generic Standards in Schedule 8 (Generic Standards);

(b )                    the requirements of the latest current issue of the ‘Working With BT (Distribution Guidelines)’ booklet available at www.selling2bt.bt.com/working/distribution/default.asp

(c)                        a certified Quality Management System;

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(d)                       to the extent that the Supplier represents BT (or third parties may reasonably believe that the Supplier represents BT) in relation to the Supplier’s performance of the Contract, comply with ‘BT’s business principles’, as set out in BT’s publication ‘The Way We Work’ at http://www.btplc.com/society/values, as though such principles (mutatis mutandis) applied to and had been adopted by the Supplier;

(e)                        cause no adverse publicity, public criticism or damage to the reputation of BT, any BT group company and/or its customers and also not cause any material disruption to the business of BT, any BT group company and/or its customers;

(f)                         without prejudice to the generality of paragraph 3(a) Condition headed “Services” above, comply with all applicable anti-corruption and anti-bribery laws and BT’s Anti-Corruption and Bribery Policies at http://www.selling2bt.bt.com/Anti-CorruptionandBribery/index.htm as though such policies applied to and had been adopted by the Supplier, and promptly provide to BT on request from time to time all Information BT may reasonably require in respect of such compliance; and

(g)                        comply as a minimum with the requirements of level L2 within the ‘Third Party Pre-Employment Checks Policy’ at http://www.selling2bt.bt.com/working/3rdpartyCheckPolicy/default.htm or level L3 as appropriate given the Services being performed by the Supplier; and

(h)                       all applicable health, safety and Site security regulations.

5.3                     Quality assessment

(a) If the Supplier (and, where relevant, any Subcontractor), having had at the Commencement Date a Quality Management System ceases to maintain the certification, then the Supplier, for avoidance of doubt, shall be in breach of the Contract.

(b) The Supplier shall co-operate in any quality assessment required by BT from time to time and allow BT or its representatives access to its premises (and those of any Subcontractor) for this purpose.

(c ) The Supplier shall carry out (and, on request, supply evidence to BT of) periodic quality checks (at least quarterly) to ensure the consistency of delivery of the Services, and the provision of management information as agreed from time to time.

5.4. Anti-Corruption

5.4.1 In this paragraph “Affiliate” means, in relation to the Supplier, (i) any person or entity under its control; and (ii) any person or entity controlling it, and (iii) any other person or entity under the control of a controlling person or entity under (ii).

5.4.2 Without prejudice to the generality of the paragraph 2of this Condition, the Supplier represents, warrants, affirms and agrees that:

(a) it shall, and shall ensure that its Affiliates shall, engage in only legitimate business and ethical practices and shall adhere to and comply with all

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applicable laws, including but not limited to the anti-corruption laws of any country in which the Contract is being performed, the United Kingdom and the United States;

(b) it shall not, and shall ensure that its Affiliates shall not, either directly or indirectly, give, offer, agree or promise to give any money or other thing of value to anyone, nor seek or receive any money or other thing of value from anyone, as an inducement or reward for favourable action or forbearance from action or the exercise of influence. This applies to any gift, offer, agreement or promise made to or with any official of any national or regional government, any director or manager of any body corporate or any other person;

(c) neither it nor its Affiliates, Contract Personnel, officers, directors, employees, shareholders (where the shares are not publicly traded), members or agents is a “Politically Exposed Person”.  This is defined as: a person who has within the last twelve (12) months been entrusted with a prominent public function in any state and their family members and close associates.  Prominent public function includes: heads of state, heads of government and ministers; members of parliament; members of high-level judicial bodies; ambassadors, charges d’affaires and high-ranking military officers; and members of administrative, management or supervisory bodies of state owned enterprises;

(d) all of the information that the Supplier has provided to BT and its representatives in connection with its obligations under this Condition is current, accurate and complete.  If there are any material changes to this information, the Supplier shall notify BT of such changes as soon as possible.  BT may terminate the Contract if it disapproves of such changes;

(e) before hiring a sub-agent to perform services on behalf of BT under the Contract, the Supplier shall obtain BT’s written approval and procure that each such sub-agent agrees in writing to the provisions set out in this Condition (mutatis mutandis);

(f) at BT’s request, the Supplier shall provide documents and information to BT confirming the Supplier’s and its Affiliates’ compliance with this Condition and will allow BT (or its agents) to review at any time its and its Affiliates’ books and records with respect to the work performed on behalf of BT;

(g) if there are any changes in its ownership, the Supplier shall notify BT of such changes as soon as possible. BT may terminate the Contract if BT disapproves of such changes. For publicly traded companies, this paragraph 2(g) applies only if a new owner or group of owners acquires 10% or more of the voting share capital of the Supplier;

(h) maintain a separate account of all amounts received by it under the Contract and of all payments made by it in connection with its role in providing services to BT under the Contract; and

(i) maintain such account in sufficient detail so that the transactions and the destination of any payments can be verified to the satisfaction of BT and make such account available to BT or its agents from time to time on request for such verification.

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5.4.3 Notwithstanding any provision in the Contract to the contrary, upon any admission or finding that the Supplier or any of its Affiliates has failed to comply with sub-paragraph 2 of this paragraph or that any representations or statements made by the Supplier or any of its Affiliates in connection with this Condition are materially incorrect:

(a) BT shall have the option to terminate the Contract immediately;

(b) the Supplier shall forfeit any commissions owed by BT; and

(c) subject to Section 45 herein, the Supplier shall indemnify BT for any resulting liability directly caused by the breach, which determination of any breach and related liability shall be subject to the dispute resolution procedures in this Contract

5.4.4 The provisions of sub-paragraphs 2 and 3 of this paragraph shall survive the termination or expiry of the Contract.

6.                                      ASSIGNMENT AND SUBCONTRACTING

6.1                               The Supplier shall not assign or Subcontract the whole or any part of the Contract without BT’s prior written consent, which, if given, shall not affect the Supplier’s obligations or liabilities under the Contract.

6.2                               The Supplier shall allow BT or its nominated representative(s) access to its Subcontractors for discussions in relation to the Contract provided that the Supplier is informed of the proposed agenda and the outcome of the discussions.

6.3                               Without the generality of the foregoing, BT reserves the right to instruct the Supplier to de-select a Subcontractor or Supplier Affiliate identified in Schedule 9 (List of Supplier Site Locations & Supplier Affiliate) at any time during the Contract Period upon written notice given by the BT Commercial Contact to the Supplier where BT in its sole discretion considers circumstances justify it.

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7.                                      WARRANTIES

7.1                              The Supplier warrants, where applicable as a continuing warranty, that:

(a)                                 it has all requisite corporate power and authority to enter into the Contract and to carry out the transactions contemplated hereby;

(b)                                 the entering into and performance of its obligations under the Contract has been duly authorised by all corporate action on its part;

(c)                                  it has obtained all consents, permissions and licences necessary to enable it to perform its obligations under the Contract and its performance of the Contract in accordance with its terms will not place it in breach of any Legislation; and

(d)                                 that it has obtained all necessary licences, authorities, consents and permits for the unrestricted export of Services to BT, and export or re-export to such countries as BT shall have notified to the Supplier at any time before delivery to BT.

7.2                               BT warrants, where applicable as a continuing warranty, that:

(a)                                 it has all requisite corporate power and authority to enter into the Contract and to carry out the transactions contemplated hereby;

(b)                                 subject to the Supplier complying with Condition headed “Work Site and Security”, it will upon reasonable notice provide reasonable access to BT Site  and the personnel, equipment and systems indicated in the Order as Supplier may reasonably require for the purpose of its obligations hereunder, provided that BT shall not be required to incur any extra cost without its prior agreement which may be refused at its sole discretion; and

(c)                                  it has obtained all consents, permissions and licences necessary to enable it to perform its obligations under the Contract and its performance of the Contract in accordance with its terms will not place it in breach of any Legislation.

8.                                     SERVICE LEVELS AND SERVICE CREDITS

8.1                               Where any Service is stated in the Order to be subject to a specific Service Level, the Supplier shall provide that Service in such a manner as will ensure that the Service Level achieved in respect of that Service is equal to or higher than such specific Service Level.

8.2                               The Service Levels shall be structured to demonstrate the levels of performance required of the Supplier in the provision of the Services and shall be used to determine whether, and the extent to which, actual performance standards in the provision of the Services have fallen short of the overall Service Levels required.

8.3                               The Supplier shall provide records summarising the Service Levels achieved. The format of the records and the frequency of the records contemplated herein are described in Schedule 1(Services).

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8.4                               Interruptions to the Services not expressly set out in the Service Levels shall only be made with the prior agreement of BT when in its reasonable opinion they are necessary to improve or maintain the Services and compliance with the Service Levels.

8.5                               If at any time after the Effective Date the Services are not supplied in accordance with the Service Levels, Supplier shall, without prejudice to BT’s other rights and remedies:

(a)              credit BT with the relevant Service Credits (which shall take effect as an adjustment to the Charges);

(b)              where appropriate, arrange all additional resources necessary to perform the Services in accordance with the Service Levels as soon as possible and at no additional charge to BT;

(c)               use best endeavours to promptly remedy and remove the cause of non-performance ; and

(d)              use best endeavours to promptly remedy any default or re-perform any non-conforming Services at the request of BT at no additional charge.

8.6                               If the actual direct loss incurred by BT as a result of Supplier’s failure to supply the Services in accordance with the Order exceeds the relevant Service Credit the Supplier shall, without prejudice to BT’s other rights and remedies pay to BT a sum equal to such direct loss, and, in case of dispute about whether the Services have failed to be provided in accordance with the Order or, if such a failure, the amount of such loss, the matter shall be determined in accordance with Condition 34.

8.7                               If at any time after the Effective Date the Supplier fails to perform Services in accordance with the relevant Service Levels and either:

(a)              such failure is not remediable;

(b)              such failure is outside the limits set in the Order;

(c)               such failure is remediable but is not remedied within the time limits specified in the Order; or

(d)              such failure is outside the scope of the provision for Service Credits then BT shall be entitled to terminate the Contract in accordance with the Condition headed “Termination” and/or obtain such other remedies as may be available to it either under the Contract or otherwise at equity or law, including but not limited to the right to recover from the Supplier the Charges or any portion thereof that are allocable to the default and/or non-continuing Services, provided that disputes as to whether the Services have failed to be provided in accordance with the Order or the amount subject to  recovery shall be subject to Condition 34.

8.8          [not used]

8.9          Without prejudice to any other provision of this Condition  or to any other rights that BT has under the Contract or at law, in the event of Critical Service Failure or the provision of the Services (or any part thereof) fails to meet the relevant performance standards set out in  the Service Levels in the Order for a minimum of two(2) consecutive months (“Service Non-Compliance”) then BT may issue to the Supplier a

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notice requiring Supplier to rectify the Service Non- Compliance (a “Compliance Notice”).

8.10                        If a Compliance Notice is issued pursuant to paragraph 9 the  Supplier shall rectify the Service Non-Compliance within the reasonable period specified in the Compliance Notice or by the end of the next calendar month  whichever is the later.

8.11                        If the Supplier fails to comply with its obligations under the preceding paragraph  to rectify a Service Non-Compliance, BT:

(a)              may suspend the provision of the whole or any part of the Services by sending the Supplier a written notice to that effect;

(b)              may elect to receive services substantially similar to the affected Services at the affected Sites (in whole or in part) and suspend the receipt of such Services from the Supplier;

(c)               shall have the option to take control of the Services or to authorise its agents to take control of that part of the Services that is affected by the circumstances giving rise to the right to terminate and, in doing so, may take such other action as BT believes is reasonably necessary to restore the Services, including engaging a third party service provider. If BT does so, the Charges shall be reduced pro-rata accordingly and the Supplier shall promptly pay to BT a sum equal to the additional costs incurred by BT in obtaining the Services from a third party or providing the Services itself until Supplier can demonstrate to the reasonable satisfaction of BT that the Supplier is able to perform the Services in accordance with the Contract (“Step-In”); or

(d)              may immediately terminate in whole or in part the Contract by further notice to Supplier.

8.12                        If BT serves a written notice in accordance with Paragraph 11 (a)  to Step-In then:

(a)              BT shall be permitted to use any assets, whether or not of a capital nature, in the control of Supplier including any information technology and computer hardware free of charge as BT shall consider necessary to permit BT to continue to provide the Services or part of the Services;

(b)              the Supplier shall co-operate and shall ensure that the Contract Personnel and Subcontractors co-operate with BT and/or any other contractor of BT (including but not limited to providing all Information that BT or its contractors may request) to ameliorate the deficient Services and facilitate the proper performance of the Services as a whole; and

(c)               the Supplier shall procure that BT is granted a free licence to use any bespoke or third party Intellectual Property Rights used in the provision of the Services.

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8.13                        The Step-In rights in accordance with the foregoing paragraphs shall not relieve Supplier of any obligations under the Contract in respect of those Services unaffected by the Step-In.

8.14                        For the avoidance of doubt, the Condition headed “Confidentiality” and Condition headed “Termination” will apply on any termination in accordance with this Condition.

8.15                        The remedies provided in this Condition are without prejudice or limitation to any other remedies BT or the Supplier may have under the Contract or at common law or equity in connection with Service Non-Compliance.

9.                                      CONTRACT PERSONNEL

9.1                               The Supplier shall ensure that all Contract Personnel are competent, appropriately qualified and meet with BT’s reasonable satisfaction.

9.2                              The Supplier shall not (and shall ensure so far as possible that Contract Personnel shall not) during the Contract Period or during a period of six (6) months immediately after, either on its own behalf or on behalf of any other person, firm, company or organisation directly or indirectly induce or seek to induce any person, firm or company who at any time during the Contract Period is or was a BT customer or in the habit of dealing with BT, and with whom the Supplier has had dealings because of or in connection with the performance of the Contract, to remove his or its business from BT.

9.3                               Neither Supplier nor BT shall directly or indirectly induce, encourage, or seek to induce any employee of the other Party to leave such Party’s employment during the Term or during a period of six months immediately after, either on its own behalf or on behalf of any other person, firm, company or organisation.

9.4                               Neither party shall be in breach of Condition 9.3 if it recruits any of other party’s  employees pursuant to an advertisement or a recruitment campaign not specifically targeted at any such party’s employee(s).

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10.                               INDUCTION AND TRAINING

10.1                        The Supplier shall provide the necessary induction and introductory training before new Contract Personnel are actively deployed in relation to any Services to the reasonable satisfaction of BT. The training shall include the modules listed in BT Regulatory Compliance Site. The Supplier shall ensure that any  additional training provision included during the Contract Period  in BT Regulatory Compliance Site is immediately rolled out to the Contract Personnel.

10.2                        The Supplier shall ensure that if any Contract Personnel is deployed to replace an outgoing Contract Personnel in connection with any Services, such replacement Contract Personnel will be of a comparable and appropriate skill set to ensure the continued delivery of the Services. The Supplier will ensure there is seamless knowledge transfer to the replacement Contract Personnel at no cost to BT per individual for four weeks of training.

11.                               KEY PERSONNEL

11.1                       The BT Commercial Contact may at the outset of or from time to time during the currency of any Order inform the Supplier in writing of the names of any Contract Personnel BT considers are to perform key roles in relation to the assignment (“Key Personnel”).

11.2                       The Supplier shall not change or remove or permit the change or removal of any Key Personnel without obtaining the prior written consent of the BT Commercial Contact, provided this obligation shall not apply to a case of retirement, long term sickness, resignation or termination of employment of any Key Personnel for whatever reason from or by the Supplier.

11.3                       The Supplier shall remove from any assignment such Contract Personnel as BT may from time to time require forthwith upon written notice given by the BT Commercial Contact to the Supplier where BT in its sole discretion considers it necessary, stating reasonable grounds, including without limitation breach of BT policies or ethical standards.

12.                               AUDIT, ACCESS AND PROGRESS REPORTS

12.1                       BT may perform financial, security or service audit in each case to verify the Supplier’s compliance with this Contract including BT’s internal audit.

12.2                       The Supplier shall maintain full and accurate records (“the Records”) relating to the provision of all Services performed in connection with the Contract, the ascertaining costs incurred in performance of the Services and other operating expense and/or the performance of Supplier Affiliates of its obligations under the Contract.  The Supplier shall retain the Records for a period of at least six (6) years after Termination of the  Contract.

12.3                       The Supplier shall and shall procure that each Subcontractor shall grant to BT, any auditors (internal and/or external) of BT and/or their respective authorised agents the right of access to the Records and/or any Premises and/or the Materials and/or the

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Infrastructure and/or Contract Personnel and all supporting documentation and shall provide all reasonable assistance at all times during the Contract Period and for eighteen (18) months following Termination for the purposes of carrying out an audit of Supplier’s compliance with this Contract or in accordance with reasonable request from BT including but not limited to all activities, quality, charges, performance, security and integrity in connection therewith. Supplier shall provide all necessary facilities free of charge. All such access is reasonably limited to the purpose the access is requested for by BT.  For the avoidance of doubt, prior to the proposed audit and during the audit process, the Supplier shall provide a reasonable number of suitable and experienced Contract Personnel to assist BT in undertaking the audit in the end to end process which process shall be directed and controlled by BT to enable the deployment of audit methodology and the process for follow-up of any resulting actions from the audit.

12.4                        The Supplier shall provide such reports to BT and attend such meetings on the performance of the Contract as may be reasonably required by BT and nominate a representative, familiar with all relevant aspects of the Contract, to attend all such meetings.

12.5                        Without prejudice to BT’s other rights under the Contract, if any audit reveals that the Supplier’s performance of its obligations under the Contract is unsatisfactory, BT shall inform the Supplier and BT and the Supplier shall agree on a remedial plan and a timetable for achievement of the planned improvements. Following the Parties’ agreement to the remedial plan, the Supplier shall implement the remedial plan in accordance with the agreed timetable and shall confirm its completion by a notice in writing to BT. In the event that the Supplier fails to implement the remedial plan in accordance with the agreed timetable, the Supplier shall pay BT Liquidated Damages as agreed in the remedial plan, or based on total spend depending on the area of activity to which the audit relates if not specified in the remedial plan.  Subject to the Condition headed “Termination”, in the event of any dispute arising between the Supplier and BT as to the above, such dispute shall be dealt with in the manner set out in Condition headed “Escalation and Dispute Resolution Procedure”.

12.6                        Where a repeat audit is required to verify that the remedial plan and corrective action has taken place and been completed . BT shall discuss in good faith the nature of the scope prior to audit and the Supplier shall pay BT’s reasonable costs of such repeat audit.

12.7                        In the event of conflict between this Condition and any other Condition in the Contract, the terms of this Condition shall prevail.

12.8                        For the purposes of this Condition only, the defined terms are set out below:

“Materials” means any hardware equipment, facilities and/or software necessary for the provision of the Services together with any files or documents pertaining to the Services or management, direction or organisation thereof.

“Premises” means any premises from where the Services are provided or from which the Supplier or its Subcontractors manage, organise or otherwise direct the provision or the use of the Services or where the Materials are situated.

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“Infrastructure” means the combination of telecommunications and computer hardware, computer software, computer peripherals and other items which Supplier has and/or may develop and/or supply hereunder in order to perform the Services including the Supplier’s business organisation and processes.

13.                               MISTAKES IN INFORMATION

13.1                        The Supplier shall inform BT in writing of any mistakes in Design Information within a reasonable time of receiving it.

13.2                        Mistakes in Information owned or controlled mainly by the Supplier or in any Information generated in the course of or arising from the performance of the Contract shall be the Supplier’s responsibility to remedy at its cost whether such Information has been approved by BT or not. If such remedial work is undertaken by BT, the Supplier shall bear all costs.

14.                               BT ITEMS AND PROPERTY

14.1                        All BT Items shall remain the property of BT and the Supplier shall:

(a)                                 return them to BT upon completion of Services or termination of the Contract or earlier reasonable request by BT;

(b)                                 keep them securely and good condition, segregated and clearly marked as BT property; and

(c)                                   be fully liable for any loss of or damage to them.

14.2                        Upon receipt of any BT Items, the Supplier shall satisfy itself that they are adequate for the purpose for which they are being provided, and within fourteen (14) days of receipt shall notify BT of any defects or deficiencies.

14.3                        The Supplier shall not, without the prior written consent of BT, use BT Items for any purpose other than as necessary for the performance of the Contract, or allow any third party to use, take possession of, or have any rights or lien over BT Items.

14.4                        The Supplier shall not have, and shall ensure that Subcontractors shall not have, a lien on BT Items for any sum due. The Supplier shall take all reasonable steps to ensure the title of BT and the exclusion of such lien are brought to the notice of all Contract Personnel dealing with any BT Items.

14.5                        If there is any threatened seizure of any BT Items, or if the Supplier (or any Subcontractors in possession of such BT Items) goes into receivership, administration or liquidation (or the equivalent of any of these) the Supplier shall:

(a)                                  notify BT immediately;

(b)                                  draw to the attention of the relevant official that BT Items belong to BT and do not form part of the Supplier’s assets; and

(c)                                   allow BT to enter the Supplier’s premises or those of any Contract Personnel where BT Items are stored and take possession of them.

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15.                               FORCE MAJEURE

15.1                        Neither party shall be liable to the other party for any delay in the performance of the Contract directly caused by any event beyond its reasonable control (“the Delay Period”) provided such party shall have first given the other party written notice within seven days after becoming aware that such delay was likely to occur.

15.2                        If the Supplier is so delayed and the Delay Period exceeds fourteen (14) days, BT shall have the option by written notice to the Supplier to terminate the Contract immediately in whole or in part and have no liability for the whole or part so terminated.

15.3                    For the avoidance of doubt, the provisions of this Condition shall not affect any right to terminate the Contract under the Condition headed “Termination”.

16.                               ELECTRONIC TRADING

16.1                        Following the expiration of at least thirty (30) days written notice given by BT to the Supplier at any time BT shall send and the Supplier shall accept orders under the Contract only, subject to paragraph 3 of this Condition, by secure e-mail.

16.2                        The Supplier shall:

(a)              provide a functional SMTP e-mail account for the receipt of orders;

(b)              ensure its respective e-mail client conforms to S/MIME and other general e-mail standards;

(c)               work with BT towards agreeing a secure method of exchanging emails and processing electronic orders. If the parties are unable to agree on a method then the Supplier shall implement such method(s) as BT shall from time to time reasonably require; and

(d)              use all reasonable commercial efforts to maintain efficient secure e-mail transmission and reception at all times.

16.3                        If, despite having used all reasonable commercial efforts, either Party is unable to transmit or receive secure e-mails in accordance with this Condition, it shall promptly inform the other Party, whereupon, for the duration of such inability, BT shall submit orders to the Supplier conventionally.

17.                               CHARGES, PAYMENT AND INVOICING

17.1                        The Charges payable by BT for Services are as set out or as calculated in accordance with Schedule 2 (Charges and Payment), and unless otherwise expressly stated in the Contract or the individual Order, shall be inclusive, where relevant, of all Tax (excluding VAT), packing, delivery to Site, any licence fees, installation, testing and commissioning and all other charges associated with Services.

17.2 BT shall pay each due and valid invoice submitted pursuant to this Condition in accordance with Sections 8, 9 and 10 of Schedule 2 (Charges and Payment) .

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17.3                        The Supplier confirms either:

(a) that it has entered into an agreement with the Invoice Processor for the E-Invoicing Solution and shall, subject to paragraph 5 of this Condition, when payment becomes due, submit its invoices using only the E-Invoicing Solution; or

(b) that it will liaise with the Invoice Processor and BT’s Accounts Payable Service Provider and use its commercially reasonable efforts to enter into such an agreement as soon as practicable after the Commencement Date and then, subject to paragraph 5 of this Condition, when payment becomes due, submit its invoices using only the E-Invoicing Solution and agrees that BT and/or BT’s Account Payable Service Provider may reject any invoice not so submitted.

17.4 BT shall, on or before the second Monday (or, if that Monday is a public holiday, on the next day that is not a public holiday) after the expiration of 60 days from the date BT or its Accounts Payable Service Provider (as the case may be) receives each due, valid and undisputed invoice submitted in accordance with this Condition, instruct its bank to pay it, PROVIDED ALWAYS BT shall, if required to do so by any applicable law, make payment earlier to comply with that law.

17.5 The Supplier shall:

(a) if unable, having so informed BT and despite having used all reasonable commercial efforts, to submit invoices via the E-Invoicing Solution; or

(b) until such time as the Supplier enters into an agreement for the E-Invoicing Solution pursuant to paragraph 3 of this Condition; or

(c) if and for the duration so required by written notice from BT’s Commercial Contact from time to time submit invoices in paper form to BT Accounts Payable PO Box 371 Parkway Business Centre Manchester M14 0WA.

17.6 The Supplier shall ensure that each invoice is a valid VAT invoice for the purposes of the Value Added Tax Act 1994 (or any similar or replacement legislation) and shall specify:

(a) its date; the Contract number; the purchase order reference; line reference; the relevant BT item code(s) if appropriate; the correct price; the full description of the Services to which the invoice relates (as defined in the Contract); the portion of the Services for which payment is due and, if appropriate, the cumulative amount invoiced to date;

(b) line items in the same order and format as the purchase order to which they relate;

(c) the agreed payment currency and relevant Incoterm in relation to any non-UK transaction; and

(d) separately any discount and a clear indication of what the discount is for.

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The Supplier shall raise a separate invoice for each purchase order reference number. BT or BT’s Account Payable Service Provider may reject any invoice if it is for multiple purchase order reference numbers or otherwise does not comply with this paragraph 6.

17.7 Except as expressly stated otherwise in the Contract:

(a) payment shall not become due to the Supplier and the Supplier shall not submit invoices for payment until the Supplier has fully completed its obligations under and in accordance with the Contract; and

(b) the Supplier shall submit invoices within one year of the date upon which the payment they relate to becomes due to the Supplier. BT shall have no liability to make payments in respect of invoices not so submitted.

17.8 BT shall not be liable to reimburse any costs or expenses incurred by the Supplier (including, without limitation, any costs or expenses incurred in relation to the E-Invoicing Solution), except to the extent expressly provided for in the Contract, and then only where they are reasonably and properly incurred by prior agreement with BT and are validated to BT’s reasonable satisfaction.

17.9  For the purposes of this Condition only, the defined terms are set out below:

“BT’s Accounts Payable Service Provider” means Steria Limited or such other company as BT may specify upon giving at least one month’s written notice to the Supplier.

“E-invoicing Solution” means the processing and transmission of the Supplier’s invoices by the Invoice Processor to BT’s Accounts Payable Service Provider using either web invoice or structured file methods.

“Invoice Processor” means OB10 Limited or such other company as BT may specify upon giving at least one month’s written notice to the Supplier.

18.                               CHANGE IN TAX LEGISLATION

18.1                        If a Change in Tax Legislation occurs, or is shortly to occur from which it becomes apparent that there is:-

(a)                                  a liability of BT to account for Tax in respect of any matter to which the Contract relates (including, without limitation, the Contract Personnel and/or Subcontractor), where prior to the Change in Tax Legislation, there was no such liability or, in BT’s reasonable opinion, there was no such liability; or

(b)                                  an obligation on BT to comply with any administrative requirements in respect of the Contract Personnel and/or Subcontractor (including, without limitation, in relation to their employment status), where prior to the Change in Tax Legislation, there was no such obligation, or in BT’s reasonable opinion, there was no such obligation, the Parties shall be obliged to use reasonable endeavours to agree a way in which any such liability or obligation (as the case may be) may be mitigated or avoided to the reasonable satisfaction of the Parties to the Contract. In the event that the Parties

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cannot reach an agreement which is reasonably satisfactory to BT, the matter shall be referred to the escalation process in Condition headed “Escalation and Dispute Resolution Procedure” for an appropriate resolution.  If there is a Change in Tax Legislation which affects BT’s business such that a change is required to the Services or the way in which they are provided, the Supplier shall use its reasonable endeavours to make any necessary changes as soon as reasonably practicable subject to BT co-operating generally with the Supplier regarding implementing such changes except that, for the avoidance of doubt, this shall not impose any obligation on the Supplier to alter in any material way the provision of the Services unless such alteration or amendment to the Services pursuant to the Condition headed “Variation” or alteration or amendment to the Contract is properly agreed in accordance with the Change Control Procedure.

18.2                        The Parties shall provide regular notification to each other of pending Legislation, guidance, regulations and standards that affect or may affect the manner in which the Services are provided. BT and the Supplier shall discuss, in good faith, any reasonable adjustments that may need to be made by BT and/or the Supplier in respect of such Legislation, guidance, regulations and standards.

For the purposes of this Condition, “Change in Tax Legislation” means the coming into effect after the date of this Contract of, or any change after the date of this Contract to Tax Legislation.

19.                               THE EURO

19.1                        Each Party agrees that the occurrence (or non occurrence) of any event associated with the implementation of the Economic and Monetary Union of the European Union, including the introduction of the Euro, shall not :

(a)                                 operate to affect, terminate or invalidate the Contract;

(b)                                 give either Party the right unilaterally to challenge, renegotiate, alter or terminate the Contract, in whole or in part; or

(c)                                  be deemed to constitute an event that would provide grounds for any termination, a case of a Force Majeure Event or any other event beyond the reasonable control of the Parties, that could give rise to any of the events described in (a) or (b).

19.2 For the purpose of this Condition, “Financial Supplies” means those Services that process financial information.

19.3 The Supplier warrants that all Financial Supplies, in processing financial information, comply with:

(a) all laws and regulations applicable to all relevant currencies (including, without limitation, EC Regulations 1103/97 and 974/98); and

(b) if the UK becomes a “participating Member State” (as defined in EC Regulation 1103/97), all laws and regulations then applicable to sterling and/or to the euro (“Euro Conformance”).

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19.3 Notwithstanding anything to the contrary in the Contract, and without prejudice to any of BT’s other rights and remedies, BT shall not be obliged to Accept nor to pay for Financial Supplies if the Supplier is unable to demonstrate their Euro Conformance to BT’s reasonable satisfaction.

19.4                        If at any time Sterling is replaced by the Euro then the amounts of Sterling referred to in the Contract shall be deemed to be converted into amounts of the Euro at the rate prescribed by any implementing regulation or directive.

20.                               BT RESTRUCTURING

20.1 For the purpose of this Condition:

“BT Entity” means a company in which BT owns from time to time, directly or indirectly, at least 20% of the voting share capital.

“Nominee” means any:

(a)                                  company in the BT Group of companies from time to time;

(b)                                  BT Entity;

(c)                                   unaffiliated new company that may be formed by BT pursuant to a corporate reorganisation/restructuring, including any company in the same Group Company as such new company; or

(d)                                  third party which by purchase, lease, outsourcing agreement or otherwise, assumes the operation, administration and/or management of any substantial portion of the business of BT affected by the Contract.

20.2 At BT’s written request, the Supplier agrees to the novation of the Contract (“Novation”) from BT to any Nominee as may be nominated by BT (“the Transferee”).

20.3 The Supplier and BT shall promptly do all acts and things necessary to effect the Novation, including the signing of a novation agreement, in such form as BT shall reasonably require, which agreement shall effect, without limitation:

(a)                                 an assumption by the Transferee of all rights, obligations and liabilities of BT under the Contract (including rights, licences, obligations and liabilities that are accrued or expressed to be non-transferable, personal or otherwise but excluding the right to novate as conferred by this Condition); and

(b)                                 a release by the Supplier of BT from all obligations and liabilities (including accrued obligations and liabilities) of BT under the Contract.

20.4 Following the Novation, nothing in the Contract (including, without limitation, any software licences) shall prevent the Transferee as a contractor to BT from using the Services to provide BT with goods and/or services.

20.5 At BT’s written request, the Supplier agrees to the replication of the Contract for any Nominee nominated by BT, so creating one or more additional agreements, each between the Supplier and such Nominee and each identified by its own contract

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number, but containing the terms and conditions of the Contract (mutatis mutandis) including, without limitation, the same or lower prices, but excluding the right to replicate as conferred by this Condition. BT shall provide copies of the replicated agreement(s) for execution by the Supplier and shall procure their execution by the relevant Nominee(s).

20.6 If the Contract includes a commitment to purchase a stated or determinable quantity of goods, services or rights, or prices that vary based on the quantities purchased, the total purchases by BT and/or the Nominees under the Contract and/or the replicated agreements will be aggregated in determining the quantity or prices.

20.7 Notwithstanding anything to the contrary in the Contract, BT shall have the right to disclose to any Nominee on a confidential basis all relevant information regarding the Contract.

21.                               REGULATORY MATTERS

21.1 In this Condition:

“BT Regulatory Contact” means such individual whose identity and contact details are notified by BT to the Supplier Regulatory Contact from time to time.

“Regulatory Matter(s)” means all relevant regulations, laws, rules, guidelines, notifications, determinations, directions, decisions and the like, and any formal or informal Undertakings, governing the conduct of BT’s electronic communications business.

“Supplier Regulatory Contact” means such individual whose identity and contact details are notified by the Supplier to the BT Regulatory Contact from time to time.

“Undertaking” means any undertaking or assurance (however described) given by BT to a relevant regulatory authority in response to, or with the object of avoiding being made, any determination, direction, decision or intervention by the authority, and includes, without limitation, the undertakings given by BT to Ofcom under the Enterprise Act 2002 which took effect on 22 September 2005.

21.2 The Supplier shall, at its own cost:

(a) comply with all Regulatory Matters including, without limitation, any actions that BT may require in connection with any Regulatory Matter, that are notified to the Supplier Regulatory Contact from time to time by the BT Regulatory Contact in so far as they relate to the performance of the Contract by the Supplier;

(b) within 14 days of the Commencement Date, ensure that the Supplier Regulatory Contact contacts the BT Regulatory Contact to establish the nature and extent of any guidance and training that the BT Regulatory Contact considers it necessary for the Supplier and Contract Personnel to comply with and undertake in relation to Regulatory Matters (“the Required Training”);

(c) ensure that it and Contract Personnel undertake and comply with the Required Training;

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(d) create and maintain records of training and any access to BT’s electronic systems of all Contract Personnel (“Records”). Records shall include:

•                  Name of Contract Personnel

•                  Unique Identification Number (UIN)

•                  Company Name

•                  Location

•                  Project Name

•                  BT Client

•                  System Profile

•                  Training details - including course title and date completed

(e) notwithstanding anything to the contrary in the Contract, not access (and shall ensure that Contract Personnel shall not access) BT’s electronic systems without first obtaining the written consent of the BT Regulatory Contact;

(f) promptly provide such information to BT as shall be necessary for BT to respond fully and to the timescale required to any request or requirement for information from a government or any regulatory authority, to the extent that such information relates to the performance of the Contract by the Supplier; and

(g) permit BT and/or its authorised agents such access to the Supplier’s premises and such access to and copies of its Information and Records (and to and of those of any Contract Personnel) as is reasonable for BT to assess and/or validate the Supplier’s performance of its obligations under or in relation to this Condition.

22.                               GOVERNANCE

22.1                        The Supplier acknowledges and agrees that the governance of the Contract is critical to the delivery of Services provision from Supplier to BT.  The Supplier acknowledges and agrees that BT will not be liable for any additional charges for Services provided where the Governance and Change Control procedures provided in this Contract for such additional charges have not been followed by Supplier.

22.2                        The Supplier acknowledges the successful operation of the Contract requires Supplier to invest time and effort from senior personnel in actively governing the Contract.

22.3                        The Parties shall comply with the governance principles and KPIs set out in Schedule 6 (Governance & Change Control).

22.4                        The day to day delivery of the Services and related operational issues are the responsibility of Supplier who will manage such provision through its various groups as identified in Schedule 6 (Governance & Change Control ).

23.                               CONFIDENTIALITY

23.1 In this Condition, “Openreach Information” and “BT Wholesale Information” mean respectively Information which BT from time to time identifies to the Supplier as being

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commercially confidential, or is by its nature commercially confidential, to the BT lines of business known as “Openreach” or “BT Wholesale”, as the case may be.

23.2 Except with BT’s agreement, the Supplier shall not disclose:

(a)              Openreach Information to any BT employee, agent or contractor unless the Supplier knows that such BT employee, agent or contractor is employed within or by Openreach; or

(b)              BT Wholesale Information to any BT employee, agent or contractor unless the Supplier knows that such BT employee, agent or contractor is employed within or by BT Wholesale.

23.3 Subject to the Condition headed ‘Intellectual Property”, either party receiving Information (“the Recipient”) from the other shall not without the other’s prior written consent use such Information except for Contract purposes or disclose such Information to any person other than BT’s employees, agents and contractors or Contract Personnel who have a need to know and who are bound by equivalent obligations of confidentiality. Any breach of such obligations by Contract Personnel or BT’s employees, agents or contractors (as the case may be) shall be deemed to be a breach by the Supplier or BT respectively.

23.4 Paragraphs 2 and 3 of this Condition shall not apply to Information that is:

(a)              published except by a breach of the Contract;

(b)              lawfully known to the Recipient at the time of disclosure and is not subject to any obligations of confidentiality;

(c)               lawfully disclosed to the Recipient by a third party without any obligations of confidentiality;

(d)              replicated by development independently carried out by or for the Recipient by an employee or other person without access to or knowledge of the Information;

(e)               required by Legislation; or

(f)                properly required by any securities exchange or regulatory of governmental body to which either party is subject or reasonably submits, wherever situated, including the London Stock Exchange and New York Stock Exchange whether or not the requirement for disclosure has the force of law .

23.5 The Supplier shall not publicise the Contract without BT’s prior written consent and shall ensure that any subcontractor is bound by similar confidentiality terms to those in this Condition.

23.6 Either party that has during the course of the Contract received Information in a recorded form from the other (or has recorded received Information) shall return or destroy (at the option of the disclosing party) such records upon:

(a)         expiry or termination of the Contract; or

(b)         upon earlier request

unless such records are part of the Services.

23.7 This Condition shall survive the Contract.

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24. CUSTOMER EXPERIENCE

24.1 This Condition 24 will only apply to those Orders which expressly state that this Condition 24 shall apply together with the relevant targets.

In this Condition, the following expressions shall have the meanings respectively ascribed to them:

“Applicable Sum” means, for each Reconciliation Period, an amount equal to [***********] of the price payable by BT for Supplies ordered during that Reconciliation Period under the Order to which such work being measured relates and which was subject to measurement under the Order.

“Average Score” means, for each Reconciliation Period, the average of all Quarterly Scores for each whole Quarter within that Reconciliation Period.

“Average Target” means, for each Reconciliation Period, the average of all Quarterly Targets for each whole Quarter within that Reconciliation Period.

“Average Threshold Target” means, for each Reconciliation Period, the average of all Quarterly Threshold Targets for each whole Quarter within that Reconciliation Period.

“Q1” means the quarter commencing on 1st April and ending on 30th June

“Q2” means the quarter commencing on 1st July and ending on 30th September

“Q3” means the quarter commencing on 1st October and ending on 31st December

“Q4” means the quarter commencing on 1st January and ending on 31st March

“Quarter” means each of Q1, Q2, Q3 and Q4 as the case may be.

“Quarterly Score” means BT’s score (as calculated by BT) against the Quarterly Threshold Target and the Quarterly Target for each Quarter.

“Quarterly Target” means BT’s customer experience/right first time target as set by BT from time to time.

“Quarterly Threshold Target” means BT’s customer experience/right first time threshold target as set by BT from time to time.

“Reconciliation Period” means each of the following periods (as the case may be and as applicable to the Contract): (i) that between the start of the first whole Quarter within the Term and the next following 31 March; (ii) each later period of one year ending on 31st March during the Term; and (iii) the period between the last 31st March during the Term and the end of the last whole Quarter within the Term.

“Target Difference” means the difference between the Average Target and the Average Threshold Target.

24.2 Without prejudice to BT’s right to amend as detailed in paragraph 4 below, BT shall within 60 days following the start of each Reconciliation Period provide the Supplier’s Commercial Contact with details of the Quarterly Threshold Target and the Quarterly Target for each whole Quarter within such Reconciliation Period, but if BT

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fails to so provide such details for any second or subsequent Reconciliation Period then the last provided Quarterly Threshold Target and Quarterly Target shall apply to each Quarter in such Reconciliation Period.

24.3 BT shall within 60 days following the end of each whole Quarter within each Reconciliation Period provide the Supplier with details of the Quarterly Score against the Quarterly Threshold Target and the Quarterly target for that Quarter.

24.4 BT shall have the right to amend any Quarterly Threshold Target and/or Quarterly Target provided it does so and informs the Supplier’s Commercial Contact at least 30 days before the start of the Quarter to which it or they relate.

24.5 Within 60 days following the end of each Reconciliation Period, BT shall inform the Supplier’s Commercial Contact of the Average Target, the Average Threshold Target and the Average Score for that Reconciliation Period.

24.6 If the Average Score is less than the Average Threshold Target, the Supplier shall within 30 days of being informed by BT pursuant to paragraph 5 above issue a credit note to BT in the amount of the Applicable Sum,.

24.7 Deleted

24.8 Any credit note issued by the Supplier pursuant to this Condition shall detail all purchase orders to which it relates and how the Applicable Sum has been calculated with reference to each of them. If, after 3 months from its date of issue, BT has not used the whole or part of any such credit note, the Supplier shall, within 30 days of BT requesting the same, pay to BT a sum equal to the whole or unused part (as the case may be) of any such credit note, whereupon such credit note shall be cancelled.

24.9 The Supplier acknowledges and agrees that the provisions of this Condition are fair and reasonable and that they reflect the importance to BT and its customers of BT meeting or surpassing BT’s customer experience/right first time stretch target(s) as set by BT from time to time and the role of the Supplier in contributing towards this.

24.10 Payment of, or BT’s right to the Applicable Sum under this Condition shall not affect or prejudice any of BT’s other rights or remedies under or in connection with the Contract or BT’s ability to claim damages in excess of the Applicable Sum in relation to the Supplier’s performance or otherwise.

24.11 This Condition shall survive the termination or expiry of the Contract.

24.12 Notwithstanding anything to the contrary herein, (i) in no event shall the amounts payable under this Condition by the Supplier exceed the Applicable Sum as defined above for any Reconciliation Period; and (ii) all amounts paid or payable under this Condition shall be subject to (and not in addition to)  any cap or limit applying to liquidated damages or service credits or related pricing adjustments as set forth in this Contract or any Order..

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25.                               VARIATIONS

All amendments and variations to the Contract proposed by either Party shall be in accordance with in Change Control Process described in Schedule 6 (Governance and Change Control Procedure).

26.                               SUSPENSION OF WORK

BT may suspend Work at any time and will pay to the Supplier all reasonable resulting expenses incurred by the Supplier (other than those arising from the Suppliers own default) provided that;

(a)         no payment shall be made for any period of suspension, prevention or delay of less than two (2) consecutive days; and

(b)         the Supplier has within ten (10) days after the event giving rise to the claim, given written notice to BT of its intention to make such a claim; and

(c)          the Supplier makes such claim giving full details of each item claimed and the reason for such cost within thirty (30) days after the beginning of the period of Suspension.  If the Suspension continues for longer than 30 days, the Supplier may claim costs when the Suspension comes to an end.

27.                               WORK SITE AND SECURITY

27.1 The Supplier shall be deemed to have examined the Site and BT shall not be liable for any claim from the Supplier in relation to its misinterpretation of any Site-related matter, or any other site related matter in respect of which the Supplier could reasonably have satisfied itself by a visit to the Site, reference to BT or otherwise.

27.2 The Supplier shall before the commencement of any relevant Work inform BT of the number of employees to be brought onto the Site.

27.3 The Supplier shall designate one or more competent representatives to supervise the carrying out of the Work on the Site (the “Supplier’s Representative”), whose names shall be notified to BT in writing, and who shall be present on the Site continuously between 0900 and 1700 Monday to Friday excluding all relevant UK or local Territory public holidays (“the Working Hours”). Any orders or instructions BT gives to the Supplier’s Representative shall be deemed to have been given to the Supplier.

27.4 Where Work is to be carried out on a BT Site, BT shall wherever possible and reasonable provide such facilities during Working Hours or such reasonable working hours as may be applicable to each Site as are agreed between BT and the Supplier. The Supplier shall satisfy BT that the power arrangements meet any safety provisions as may be applicable to the Site and the provision of the Services.  Any statement of satisfaction by or on behalf of BT shall be without prejudice to the obligations and liabilities of the Supplier.

27.5 The Supplier shall give at least seven (7) days written notice to BT of the dates and times on which it proposes to deliver any Deliverables or Supplier’s equipment to the Site and shall upon despatch of Deliverables or Supplier’s equipment to Site notify BT of their details in writing.

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27.6 No Deliverables or Supplier’s equipment shall be removed from any Site without BT’s written consent and, if given, the Supplier shall provide a receipt to BT or BT’s site representative listing full details of the Deliverables or Supplier’s equipment removed. The Supplier shall ensure that no BT Items, facilities or materials are used or removed from any Site without BT’s written consent and shall immediately notify BT of any known or suspected breach of security and give BT full co-operation in any investigation.

27.7 The Supplier shall remove Supplier’s equipment and any defective Deliverables leaving the Site clean and in good condition, either:

(a) immediately before submitting Deliverables for Acceptance; or

(b) at any time before Acceptance, subject to twenty (20) days written notice from BT.

27.8 The Supplier shall hand to BT any existing BT Items or materials recovered as a result of the Work if they are not to be used to meet the requirements of the Contract or deliver them to such place as directed by BT.

27.9 If the Supplier fails to remove Supplier’s equipment from Site as specified above, then BT may remove it at the Supplier’s risk and expense.

27.10 The Supplier shall ensure that Contract Personnel comply with all security, safety and works regulations and such other local instructions as may be notified by BT or BT’s customer whilst on any Site.

27.11 BT may remove from and refuse entry and re-admission to a Site any person who is, in the reasonable opinion of BT, not complying with the requirements of this Condition or not a fit person to be allowed on Site.

27.12 BT may at its discretion, search any Contract Personnel or their vehicles or equipment upon any BT Site or upon entry to and departure from any Site. The Supplier shall use its best endeavours to ensure that Contract Personnel are aware of and comply with these requirements and that no Contract Personnel unwilling to so comply will be employed on any Site.

27.13 The Supplier shall (and shall ensure Contract Personnel shall):

(a)         access only those parts of Sites strictly necessary for the purposes of the Contract;

(b)         comply with the BT Security Access Policy;  and

(c)          use any equipment or lines provided by BT only for the purposes of the Contract, and, in particular shall not use BT equipment or lines for personal use.

27.14 The Supplier shall undertake a risk assessment and use appropriate physical and electronic security measures to safeguard any BT Items against loss or theft. BT shall have the right to examine such arrangements and associated security procedures and to inspect all BT Items being held by or on behalf of the Supplier, and the Supplier shall use such additional reasonable security measures as BT shall from time to time require.

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27.15 The Supplier shall supply on request details (name, address, date of birth) of any Contract Personnel who might have access to a Site.

27.16 BT may examine any Information relating to the handling, processing, transportation and storage of information or property of or supplied by BT and held by the Supplier under the Contract, which Information shall be kept by the Supplier for at least one year after the termination or expiry of the Contract.

27.17 BT shall not be responsible for safeguarding any property or money of Contract Personnel.

27.18 The Supplier shall, upon BT giving reasonable notice, allow BT or its nominated representatives such access to its premises, Information and records as may be reasonably required by BT from time to time to assess the Supplier’s and/or Contract Personnel’s compliance with this Condition.

28.                               RISK MANAGEMENT, RISK ASSESSMENT AND INTERNAL AUDIT

28.1                        Supplier shall, and shall ensure that its Supplier Affiliates shall, have in place effective and consistent internal risk and contingency planning policies and procedures relating to their performance and observance of the Services. These processes shall include incident reporting including internal escalation within the Supplier, together with immediate escalation defined events to BT in accordance with Schedule 6 (Governance and Change Control).

28.2                        Supplier shall, and shall procure that its Supplier Affiliates, conduct annual internal audits to ensure the adequacy of and compliance contingency policies and procedures.

28.3                        Supplier shall ensure that all Contract Personnel are appropriately trained in the effective management and contingency planning policies and procedures of Supplier and ensure BT have timely and unrestricted access to such of Supplier’s premises and Supplier Affiliate’s Sites), staff, books, data, records, documents, equipment, material and property as are necessary or desirable for the purposes of undertaking such internal audits.

29.                               IT SECURITY AND BUSINESS CONTINUITY

29.1                        The Supplier shall comply, and ensure that all Contract Personnel comply, with BT’s IT security requirements described in Schedule 4 (Security and Business Compliance).

29.2                        The Supplier shall comply, and ensure that all Contract Personnel comply, with BT’s business continuity requirements described in Schedule 11 (Business Continuity).

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29.3                        Disaster Recovery

(a)                                 The Supplier shall comply at all times with the relevant provisions of the Disaster Recovery Plan on the occurrence of a Force Majeure event that has or is likely to have an effect on the Services, or on the occurrence of any Disaster.

(b)                                 Following sub-Paragraph (a) above, the Supplier shall:

(i)                                     implement the Disaster Recovery Plan;

(ii)                                  continue to provide the affected Services to BT in accordance with the Disaster Recovery Plan; and

(iii)                               restore the affected Services to normal within the period laid out in the Disaster Recovery Plan.

(c )                               To the extent that the Supplier complies fully with the provisions of sub-Paragraph (b) (and the reason for the declaration of a Disaster was not breach of any of the other terms of the Contract on the part of the Supplier), the Service Levels to which the affected Services are to be provided during the continuation of the Disaster or Force Majeure event shall be the service levels set out in the Disaster Recovery Plan or (if none) the best service levels which are reasonably achievable in the circumstances.

30.                               PROTECTION OF PERSONAL DATA

30.1 The following expressions are used in this Condition:

“Personal Data” - all data relating to individuals including that which is defined as ‘Personal Data’ or ‘Sensitive Personal Data’ in the Directive as well as all data relating to legal persons to the extent the same is defined as Personal Data in applicable local legislation provided by BT to the Supplier or acquired by the Supplier from BT’s systems during the course of the negotiations leading to or on the execution and during the Contract Personnel of this Contract including, without limitation, data relating to BT employees and BT customers.

“the Directive” - Directive 95/46/EC of the European Parliament and of the Council on the protection of individuals with regard to the processing of personal data and on the free movement of such data, or any subsequent legislation in relation thereto.

“the Data Protection Legislation” - collectively the Directive, applicable local legislation, which includes in respect of Personal Data originating in the UK, the Data Protection Act 1998, the Privacy and Electronic Communications (EC Directive) Regulations 2003, the Computer Misuse Act 1990  and the Regulation of Investigatory Powers Act 2000.

“Transfer” - the provision of access to and the physical transfer of Personal Data by the Supplier to any third party.

30.2 In this Condition, the terms ‘processing’, ‘data controller’, ‘data subject’ and ‘data processor’ shall have the meanings ascribed to them in the Directive.

30.3 The Parties acknowledge that, in respect of all Personal Data and processed by the Supplier for the purpose of the provision of Services under this Contract, BT alone as data controller shall determine the purposes for which and the manner in which such Personal Data will be processed by the Supplier acting as data processor.

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30.4 Other than at BT’s request, or where required to provide the Services, or where required by law, the Supplier shall not disclose or allow access to any Personal Data other than, subject to Paragraph 6(d) to a person placed by the Supplier under the same obligations as contained in this Condition who is employed or engaged by the Supplier or within the control of the Supplier in the performance of the Contract.

30.5 The Supplier shall not use Personal Data for any purpose other than the provision of the Services and shall return any Personal Data to BT immediately upon request at any time providing such return does not prevent the Supplier from fulfilling its obligations under this Contract.  The Supplier shall retain Personal Data no longer than is necessary for the provision of the Services, in accordance with the relevant Data Protection Legislation and such instructions as BT may provide from time to time. Upon expiry or termination of this Contract for whatever reason, the Supplier shall immediately return to BT all Personal Data and certify that no copies have been made or retained by the Supplier or any third party acting on its behalf.

30.6 The Supplier shall:

(a)                     process Personal Data only on the instructions of BT and to the extent necessary for the performance of this Contract; and

(b)                     not modify, amend or alter the contents of the Personal Data except as required or permitted by this Contract or with BT’s prior written consent; and

(c)                      implement the appropriate technical and organisational measures to protect Personal Data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, and against all other unlawful forms of processing, which measures are set out in more detail in Condition headed “Protection of Personal Data” and provide to BT a written description of the measures taken when requested by BT; and

(d)                     comply with all relevant provisions of any BT codes of practice (mutatis mutandis) notified to the Supplier from time to time and the Data Protection Legislation; and

(e)                      keep all Personal Data secure and confidential, act only on BT’s instructions with respect to it, and comply with such further reasonable requirements from time to time of BT for the security of it; and

(f)                       ensure that, of the Supplier’s staff, only those of the Contract Personnel who need to have access to the Personal Data are granted access to the Personnel Data only for the purposes of the performance of this Contract and the Contract Personnel are informed of the confidential nature of the Personal Data and comply with the obligations set out in this Condition; and

(g)                      notify BT forthwith, and in any event, no later than 12 hours from the time it comes to the Supplier’s attention, that Personal Data transferred by BT to the Supplier has been the subject of accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, or any other unlawful forms of processing; and

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(h)                     notify BT in the event that it receives a request or notice from any data subject to have access to that person’s Personal Data held by it and will provide BT with full co-operation and assistance in relation to any complaint or request including providing BT with any relevant Personal Data it holds within the timescales provided by the request or notice or as otherwise required by BT.

30.7 In respect of Transfer of Personal Data the following conditions shall apply:

(a)                                 obtain BT’s prior written consent before transferring Personal Data to any Subcontractors in connection with the provision of the Services;

(b)                                 prior to any Transfer of Personal Data, enter into or procure that any Subcontractor delivering the Services will enter into contracts for the transfer of personal data. In respect of Personal Data transferred by BT to the Supplier or acquired by the Supplier from BT’s systems in a country in the European Economic Area (the “EEA”), to a country outside the EEA (except if the transfer is to a country that the European Commission has recognised as providing adequate protection) shall be on the basis of the Model Contract Terms as issued by the European Commission pursuant to the Directive or such other data protection model contract terms as may be agreed between the Parties from time to time, except where the relevant Data Protection Legislation provides for a derogation from this requirement.

30.8                    In the event any Personal Data is processed in the United States of America, the Supplier warrants that it, and/or, as the case may be, any relevant third party:

(a)                     is safe harbour registered as at the Commencement Date; and

(b)                     shall maintain its safe harbour registration throughout the Contract Personnel; and

(c)                      acknowledges that the processing of any Personal Data by it or any relevant third party in the United States of America is conditional on its and/or their safe harbour registration and that if such registration is not maintained for any reason it shall immediately notify BT in writing and shall immediately discontinue the processing of Personal Data in the United States of America.

30.9 Any breach of this Condition by the Supplier shall be deemed to be a material breach of the Contract and the Supplier shall indemnify BT from and against any costs, losses, damages, proceedings, claims, expenses or demands incurred or suffered by BT which arise as a result of such breach, subject to Condition 45, including Condition 45.2.

30.10 The Supplier shall, upon BT giving reasonable notice, allow BT or its nominated representatives such access to its premises, Information and records and those of its agents subsidiaries and sub contractors, as may be reasonably required by BT from time to time to assess the Supplier’s and/or Contract Personnel’s compliance with this Condition.

30.11 This Condition shall survive the Contract.

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31.                               TRANSFER OF UNDERTAKINGS

31.1 The following expressions used in this Condition shall have the meanings respectively ascribed to them:

“Affected Services” — the Work and services comprised in Services performed or provided by or on behalf of the Supplier pursuant to the Contract.

“BT Group Company” - any company from time to time in the same group (as defined by s.474(1) Companies Act 2006) as BT.

“Employment Costs” - all salaries, wages, commissions, incentive payments, bonuses, all statutory contributions, holiday pay (including payment for accrued but untaken holiday), national insurance contributions, pension and employer insurance contributions made to or on behalf of an employee, taxation (including all income tax deductible under PAYE), expenses and all other emoluments, benefits and outgoings.

“Liability(ies)” - all awards, compensation, costs, expenses, losses, liabilities, damages, claims, proceedings, awards, fines, orders, demands, actions, payments by way of settlement, penalties, tribunal awards and other liabilities (including legal and other professional fees and expenses on an indemnity basis) whenever or howsoever arising or brought.

“Staffing Information” - includes, where necessary in an anonymised format, the ages, dates of commencement of employment or engagement, relevant notice periods and any other terms relating to termination of employment or engagement, including any redundancy procedures and contractual redundancy payment schemes, the current wages, salaries, profit sharing, incentive and bonus arrangements applicable, details of other employment-related benefits including (without limitation) medical insurance, life assurance, pension or other retirement benefit schemes, share option schemes and car schemes, any outstanding or potential contractual, statutory or other liabilities (including in respect of personal injury claims), details of any individuals on long-term sickness absence, maternity or other statutory leave or otherwise absent from work, details of any actual, threatened or potential litigation, details of any collective bargaining arrangements, details of all terms and conditions of employment and copies of all relevant documents and materials relating to such information including copies of relevant contracts of employment or engagement.

“Successor Supplier” - any person or entity that provides all or part of the Affected Services or services similar or equivalent to all or part the Affected Services in substitution for the Supplier or any Subcontractor.

“TUPE Regulations” - the Transfer of Undertakings (Protection of Employment) Regulations 2006 (as may be amended from time to time).

31.2 The Supplier and BT acknowledge and agree that the provision of or cessation of all or part of the Affected Services at any time and any arrangements contemplated by the Contract are not intended to constitute a relevant transfer for the purposes of the TUPE Regulations.

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31.3 The Supplier indemnifies BT, any BT Group Company and any Successor Supplier against any Liabilities arising out of or in connection with any claim that or decision by a Court or Tribunal that the contract of employment of any Contract Personnel or any Liabilities in relation to the Contract Personnel have transferred to BT, any BT Group Company or any Successor Supplier under the TUPE Regulations or otherwise, including (without limitation), any Liability for failure to inform and consult under the TUPE Regulations.

31.4 Without prejudice to paragraph 2 of this Condition, if any contract of employment of any of the Contract Personnel has effect (or is argued to have effect) as if originally made between BT, any BT Group Company or any Successor Supplier and the Contract Personnel as a result of the TUPE Regulations or otherwise at any time (including, without limitation, during the Contract Period or on the termination of the Contract (whether partial or whole) for any reason), BT, any BT Group Company or any Successor Supplier (as the case may be) may, on becoming aware of that effect (or argued effect):

(a) terminate the contract of employment of the Contract Personnel, in which case the Supplier indemnifies BT, any BT Group Company and any Successor Supplier against any Liabilities arising out of such termination and against any sum payable to or in respect of such Contract Personnel prior to termination of employment; or

(b) continue to employ such Contract Personnel, in which case the Supplier indemnifies BT, any BT Group Company and any Successor Supplier against any Employment Costs of continuing to employ such Contract Personnel.

31.5 Without prejudice to paragraph 2 of this Condition, the Supplier will use its reasonable endeavours (and will procure that any Subcontractor will use its reasonable endeavours) (including redeploying any Contract Personnel) to ensure that the TUPE Regulations do not apply to the provision of or the cessation of the Affected Services (or any part of the Affected Services) by the Supplier or any Subcontractor or to any arrangements contemplated by the Contract.

31.6 Without prejudice to paragraph 2 of this Condition, if the Supplier reasonably believes or if any Contract Personnel argue that the TUPE Regulations may apply to any arrangements contemplated by the Contract, the Supplier will within 5 Working Days of forming such a belief or becoming aware of such an argument inform the BT Commercial Contact in writing of such a belief or argument and will provide the BT Commercial Contact with such details as BT may require within 5 Working Days of receiving a request from BT for further information.

31.7 Without prejudice to paragraph 2 of this Condition and subject to the Supplier’s data protection obligations to provide anonymised data where necessary, BT may, at the Supplier’s expense:

(a) request that the Supplier provide details of which Contract Personnel are employed or engaged in the provision of all or part of the Affected Services and details of the time spent by such individuals working in the provision of the Affected Services for BT and such time as may be spent working for any other party;

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(b) request that the Supplier provides within 5 Working Days of a request any such information in relation to the Contract Personnel (including, without limitation, the Staffing Information) as BT may reasonably require;

(c) request the Supplier to provide employee liability information in respect of any Contract Personnel in accordance with regulation 11 of the TUPE Regulations;

(d) require the Supplier to undertake (or procure any Subcontractor undertakes) an information and consultation process with the Contract Personnel in relation to such matters as BT will agree with the Supplier or any Subcontractor in advance of any meetings or communication with the Contract Personnel and allow BT, the BT Group or any Successor Supplier to attend any consultation meetings and make representations to the Contract Personnel; and

(e) require the Supplier to allow (or procure any Subcontractor to allow) BT, the BT Group or any Successor Supplier to have such reasonable access to the Contract Personnel as BT, the BT Group or any Successor Supplier may require.

and the Supplier shall comply with any such requests and requirements.

31.8 The Supplier warrants that any information provided in accordance with paragraph 7 of this Condition shall be to the best of its knowledge and belief, full, true and accurate in all material respects and up to date (when provided). The Supplier will use its best endeavours to ensure the accuracy, truth and completeness of any information that is provided by any Subcontractor.  The Supplier indemnifies BT, any BT Group Company and any Successor Supplier against any Liabilities arising out of or connection with a breach by the Supplier of this paragraph 8.  BT will keep any information provided under this paragraph 8 confidential and may pass on such information to any Successor Supplier provided that such Successor Supplier agrees to keep the information confidential.

31.9 Without prejudice to paragraph 2 of this Condition, if the Supplier forms any belief or is informed of any argument under paragraph 6 of this Condition that the TUPE Regulations may apply, from the date of forming that belief or being notified of any such argument, the Supplier will not (and will procure that any Subcontractor will not), save in the ordinary course of business or in order to comply with paragraph 5 of this Condition, make, propose or permit any changes to the terms and conditions of the Contract Personnel who provide all or part of the Affected Services and will not increase the numbers of Contract Personnel providing the Affected Services or increase the proportion of time they spend on the Affected Services.  Where the Supplier or any Subcontractor does need to make changes in the ordinary course of business, the Supplier will use its reasonable endeavours to notify BT in advance of any such changes.

31.10 Any BT Group Company or any Successor Supplier may enforce against the Supplier any rights or benefits to which it is entitled under this Condition.

31.11 The provisions of this Condition shall survive the termination or expiry of the Contract.

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32                                  CONTRACT PERSONNEL TAX AND NATIONAL INSURANCE

32.1                       The Parties agree that BT has no liability to any Taxes in relation to the Contract Personnel and/or Subcontractor and such liability shall rest solely with the Supplier. Accordingly, the Supplier shall:-

(a)                                 account to the relevant Tax Authority for any liability it may have to account for Tax in respect of all payments made by it to the Contract Personnel and/or Subcontractor; and

(b)                                 promptly and accurately complete, file and maintain all records and returns for any Tax purpose which may be required to be completed, filed or maintained (whether by the Supplier or some other person) in respect of all payments made to the Contract Personnel and/or Subcontractor.

32.2                       In the event that the Supplier fails to comply with its obligations under paragraph 1, the Supplier shall pay to BT:-

(a)                                 an amount equal to any liability of BT to account for Tax arising in respect of, by reference to or in consequence of any payments made by the Supplier to the Contract Personnel and/or Subcontractor;

(b)                                 an amount equal to any liability of BT to account for Tax arising in respect of, by reference to or in consequence of any failure to make any return, comply with any reporting requirements or supply any information in connection with any payments made to the Contract Personnel and/or Subcontractor.

32.3        The Parties acknowledge that the Contract Personnel and/or Subcontractor shall not be employees of BT unless and until expressly and intentionally engaged in that capacity by BT.

32.4        All sums payable by the Supplier under paragraph 2 above shall be paid free and clear of all deductions or withholdings (including Tax) unless the deduction or withholding is required by law, in which event or in the event that BT shall incur any liability for Tax chargeable or assessable in respect of any payment pursuant to the Contract the Supplier shall pay such additional amounts as shall be required to ensure that the net amount received and retained by BT (after Tax) will equal the full amount which would have been received and retained by it had no such deduction or withholding been made and/or no such liability to Tax been incurred and, in applying this paragraph 4, no account shall be taken of the extent to which any liability for Tax may be mitigated or offset by any relief available to BT so that where such relief is available the additional amount payable under this Condition shall be the amount which would have been payable in the absence of such availability.

32.5 The Supplier shall indemnify BT in respect of an amount equal to the Tax demands relating to Contract Personnel and/or Subcontractor in relation to the period after the Commencement Date including for the avoidance of doubt any Tax arising as a result of such Contract Personnel and/or Subcontractor being held to constitute a taxable presence of BT outside the UK.

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33.                               INTELLECTUAL PROPERTY

33.1 In this Condition, “New Information” means all Information generated in the course of or arising from the performance of the Contract.

33.2 BT shall exclusively own the New Information and all Intellectual Property Rights in it.

33.3 Whenever the Supplier becomes aware of any invention or design comprised in the New Information as may reasonably be thought patentable or registrable the Supplier shall provide sufficient information to BT’s Commercial Contact (or such other person or address as BT may notify) to enable BT both to ascertain its technical and commercial significance, and, if required by BT, to apply for Intellectual Property Right protection.

33.4 The Supplier assigns to BT the copyright, design right and any other Intellectual Property Right in the New Information which shall vest in BT absolutely as and when such copyright, design right or other right comes into existence. All documentation or other items or media consisting of or containing New Information shall belong to BT. The Supplier shall mark each item of the New Information accordingly.

33.5 The Supplier shall, at the request and expense of BT, do or ensure that is done, everything that BT may reasonably require to apply for and to obtain Intellectual Property Rights in any New Information and to vest in BT absolutely any such Intellectual Property Rights, or any application.

33.6 The Supplier shall use reasonable care to ensure that nothing is done to prejudice the grant or creation of any Intellectual Property Right in respect of any of the New Information or to prejudice the exercise of any such Intellectual Property Rights.

33.7 The Supplier warrants that it has the right and power to grant to BT the rights and licences granted under the Contract.

33.8 The Supplier grants a non-exclusive irrevocable licence to BT whether by itself or by third parties on its behalf, free of any payment, to use the Services and to copy, disclose, publish, sell and use (with the right to sublicense any such rights) the Deliverables without restriction.  If the exercise of these rights and/or BT’s rights in the New Information requires licences to use the Supplier’s Background Information or the Intellectual Property Rights of any third party then the Supplier shall be deemed to hereby grant or shall procure such licences for BT at no cost to BT which shall include the rights for BT to copy, install, maintain, modify, enhance and adapt the Supplier’s Background Information or the Intellectual Property Rights of any third party.

33.9 The Supplier indemnifies BT against all actions, claims, proceedings, damages, costs, and expenses arising from third party claims for any actual or alleged infringement of Intellectual Property Rights or breach of confidentiality by BT’s possession or use or sale, lease or hire of any of the Services anywhere in the world.

33.10 BT shall notify the Supplier in writing of any such allegation received by BT and shall not make any admissions unless the Supplier gives prior written consent.

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33.11 At the Supplier’s request and expense, BT shall permit the Supplier to conduct all negotiations and litigation. BT shall give all reasonable assistance and the Supplier shall pay BT’s costs and expenses so incurred.

33.12 The Supplier may, at its expense, modify or replace the Services to avoid any alleged or actual infringement or breach. The modification or replacement must not affect the performance of the Services.

33.13 This indemnity shall not apply to infringements or breaches arising directly from:

(a)              compliance with the Design Information where such compliance inevitably results in the infringement. This exception does not apply to infringements resulting from a BT requirement that the Services comply with a national or international standard; or

(b)             the combination of the Services with other items not supplied under the Contract.

(c)              the modification or alteration of the Services or Work by BT, if the infringement would not have occurred but for the alteration or modification.

33.14 Without prejudice to paragraph 13(a) of this Condition, BT warrants that compliance with the Design Information will not cause infringement or breach.

33.15 This Condition shall survive the Contract.

34.                               ESCALATION AND DISPUTE RESOLUTION PROCEDURE

34.1 If the parties’ respective Commercial Contacts cannot resolve any dispute within five (5) days, it shall be escalated by reference to the persons named or holding the positions (or their equivalents) at the first level stated below. If they are unable to resolve the dispute within five (5) days, it shall be escalated to the next level and so on until the procedure is exhausted. During this time neither party shall resort to litigation unless the other party is unwilling or unable to engage in the escalation process.

	For BT Procurement	For BT lines of business	For the Supplier
Level 1	Commercial Contact	Vendor management / OCCM Contract management	Engagement Manager
Level 2	Head of Domain	Contract Management	Relationship Manager
Level 3	VP Global Sourcing	Key Stakeholder	Client Director
Level 4	Chief Procurement Officer	Business Unit Director	Business Unit Head (CEO)

* This is as the existing BT structure and will be subject to adjustment as the structure of the new units are defined.

34.2 If a dispute is not resolved when the escalation process above has been exhausted the dispute will be resolved in accordance with the dispute resolution procedure set out in Schedule 6 (Governance & Change Control).

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35.          GUARANTEE

35.1 The Supplier shall at its own cost promptly remedy, repair or modify any Supplier Defects in Services notified by BT in writing which become apparent, [*******] (“the Warranty Period”) of their respective delivery to BT.

For the purposes of this Condition, ‘Supplier Defect’ means a defect which constitutes a Priority 1 Defect or Priority 2 Defect (as defined below), which is substantially and materially due to Supplier’s:

(a)           poor or defective workmanship or materials;

(b)           faulty design which deviates from the Functional Specification, (other than a design made or furnished or specified for which the Supplier has not accepted responsibility in writing within a reasonable time of receipt); or

(c)           negligent act, neglect or omission by the Supplier or Contract Personnel;

and excluding any defects caused by the factors set out in Condition 35.5.

If a repair or modification fails to resolve the defect within a reasonable period (which shall be at least 30 days) the Supplier shall, at BT’s option, replace the defective Services with Services complying with the original specification.

Any additional warranty beyond what is covered above shall be mutually agreed and set forth in the applicable framework agreement.

Priority 1 (Urgent) Defect is defined below:

Critical system element (hardware or software/on-line or batch) cannot run or runs incorrectly.

Severe degradation to customer service (e.g. extremely poor response time; late production of documentation)

Major data corruption.

Non-Compliance.

Priority 2 (High) Defect is defined below:

May be escalated to Severity One if outage time is lengthened and begins to impact critical business processes.

Major degradation to customer service

High risk of non compliance

Data corruption

Inaccurate data reported to customers (e.g. on statements)

35.2 The Supplier shall:

(a)             ensure that any remedied part of the Services is compatible with all Services; and

(b)             complete the remedy to the reasonable satisfaction of BT within the time-scales specified in the Contract (or, if none are specified, within a reasonable time); and

(c)              ensure that defective Services are not remedied on BT premises without BT’s consent, unless, for operational or technical reasons they can only be removed or replaced with difficulty; and

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(d)             cause the minimum of disruption to BT and/or its customers in effecting any remedy. The time at which any remedy is to be effected shall be agreed with BT and BT may at its discretion direct the Supplier to work outside normal working hours at no cost to BT.

35.3 All repaired or replacement Services shall benefit from the provisions of this Condition and a new Warranty Period shall apply to them from their respective date of delivery to BT.

35.4 The Supplier shall, upon receipt of Services returned under this Condition, immediately investigate those Services and use all reasonable endeavours to take all necessary corrective action to prevent recurrence of the defects in Services. The Supplier shall report monthly in writing to BT’s Commercial Contact the outcome of all such investigations. The report shall contain such additional information and be in such format as BT shall reasonably require from time to time.

35.5 To the extent that a defect is substantially caused by a factor set out below (as shown by root cause analysis or otherwise), such defect shall not be regarded as a Supplier Defect for the purposes of Condition 35.1, and shall not be subject to the provisions of this Condition 35:

(a)                                 an amendment or customisation made to the Services by or on behalf of BT without the Supplier’s prior consent;

(b)                                 the combination, operation, or use of the Services with any other software, hardware, environment, or materials which Supplier has notified BT in writing are not compatible with the Services, or which are contrary to usage instructions, configuration recommendations, or hardware or software or other specifications provided by Supplier to BT;

(c )                               operation or use of the Service otherwise than in accordance with this Contract and documentation provided by the Supplier;

(d)                                 BT’s hardware malfunction; or

(e)                                  Third party software, to the extent such third party software has caused the defect

35.5 This Condition shall survive the Contract.

36.          TITLE AND RISK

36.1 Without prejudice to BT’s right to reject under the Contract, the title in Deliverables shall pass to BT upon the earlier of delivery or Acceptance or the passing of risk or payment (including any part payment) and shall be free from any claims or encumbrance whatsoever, with the exception of Software for which a licence is granted in accordance with the Contract.

36.2 If any Deliverables are rejected by BT or the Contract is terminated, title to any Deliverables not accepted by BT and any materials or things which have not been incorporated in any part of accepted Deliverables, shall re-vest in the Supplier on the

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expiration of 30 days from the date on which such termination or rejection takes effect unless BT gives notice to the Supplier within such period that it intends to either issue any certificate of commercial service in respect of the rejected Deliverables or otherwise retain title in them.

36.3 For fixed fee, fixed scope and Deliverable engagements, any pre-payment made by BT for such Deliverables, materials or things (in each case, to the extent not accepted by BT) which re-vest in the Supplier is a sum due to BT from the Supplier.

36.4 The Supplier shall deliver to BT any Deliverables the title in which BT has elected to retain under this Condition and if it shall fail to do so BT may enter the Supplier’s premises and remove such Deliverables and recover the cost of so doing from the Supplier, subject to BT paying a fair and reasonable price for such Deliverables.

36.5 The risk of loss of or damage to Deliverables shall pass to BT upon Acceptance.

For the purposes of this Condition, “Deliverables” shall mean only those Deliverables in which no Intellectual Property Rights subsist.

37.          RIGHT TO REJECT

37.1 BT shall have the right to reject prior to Acceptance the whole or any part of the Deliverables that it reasonably considers are not in accordance with the Specifications.

37.2 The Supplier shall at its own risk and expense, replace or repair rejected Deliverables with Deliverables that accord with the Specification within fourteen (14) days (or any other additional reasonable period specified by BT) of notice of rejection from BT.

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38.          ACCEPTANCE

38.1 In this Condition:

“Acceptance Test(s)” means formal testing to determine if the Services satisfy the criteria for Acceptance for BT to Accept the Services or any part of them, including without limitation, any First Repeat Test or Second Repeat Test as defined in this Condition.

“Certificate of Commercial Service” means a certificate issued by BT in respect of Services or any part of the Services, which, although having failed to pass the Acceptance Tests, BT requires to be put into commercial service. “Commercial Service” shall be construed accordingly.

38.2 The Supplier shall provide BT with written Acceptance Test methodology in respect of the Services on or before ten (10) days before Acceptance Test process is due to commence.  BT shall approve or reject such methodology within fourteen (14) days of receipt. If rejected, the Supplier shall amend the methodology as necessary until approved by BT (such approval not to be unreasonably withheld).

38.3 The Services shall not undergo any Acceptance Test until:

(a)             Services have passed any required off-site tests;

(b)             the Supplier can demonstrate to BT’s reasonable satisfaction following its own testing that the Services should pass the Acceptance Tests;

(c)              BT has approved the Acceptance Test methodology; and

(d)             any required inter-working is achieved and combinations of hardware and software have been fully integrated and proven as a system.

38.4 The Supplier shall give at least fourteen (14) days written notice to BT of Services being ready for Acceptance Tests.

38.5 Acceptance Tests shall take place in the presence of BT’s nominated representative(s).

38.6 If Services pass the Acceptance Tests, BT shall issue to the Supplier an Acceptance certificate, which shall, if Services are being tested severally, not constitute an admission that Services have been completed in every respect. The Acceptance procedure shall be repeated for each portion of the Services.

38.7 If any Services fail the Acceptance Test:

(a)             BT shall notify the Supplier in writing accordingly within ten (10) days of completion of the tests, stating the reasons for the failure; and

(b)             the Supplier shall promptly make such alterations to Services as are necessary to pass repeat Acceptance Tests within ten (10) days of such notice (“the First Repeat Test”); and

(c)              if Services fail the First Repeat Test, the Supplier shall promptly make such further alterations to Services as are necessary to pass a further repeat Acceptance Test (“the Second Repeat Test”) within ten (10) days of notice of failure of the First Repeat Test.

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38.8 If any Acceptance Test is not completed by the due date as set out in Paragraph 7 above, or Services fail the Second Repeat Test, BT may (at its option):

(a)             bring Services into Commercial Service at any time and/or claim liquidated damages for delayed Services; or

(b)             if the parties agree in writing, accept the Services or part thereof subject to an abatement of fees; or

(b)             terminate the Order from the date specified by written notice to the Supplier.

38.9 If any Acceptance Test is not completed by the due date or Services fail any Acceptance Test, BT shall, upon giving written notice to the Supplier, have access to Services for its own testing and evaluation purposes but shall take reasonable care not to hinder the Supplier in achieving Acceptance, although the Supplier shall be responsible for any delay.

38.10 If Services fail any Acceptance Test, BT may put them into Commercial Service and issue a Certificate of Service, which shall include a list of remaining portions of Services and all relevant deficiencies to be remedied by the Supplier as are then known to BT.

38.11 Services put into Commercial Service on any date:

(a)             benefit from the provisions of the Condition headed ‘Guarantee’ as if the period of such warranty had commenced on such date and had been extended by the period between such date and Acceptance of all Services; and

(b)             shall be made accessible to the Supplier for remedial work to achieve Acceptance and be at the Supplier’s risk.

38.12 During Commercial Service, the Supplier shall, if required by BT, and at the Supplier’s own additional cost, work outside its normal working hours in order to remedy any deficiencies.

38.13 Notwithstanding the above and without prejudice to any other rights or remedies BT may have, and to any of the Supplier’s obligations, BT shall have the right to reject before Acceptance the whole or any part of the Services submitted for Acceptance that it reasonably considers are not in accordance with the Specifications .

39.          PAYMENT CARD DATA SECURITY STANDARDS

Where the Services require processing of data, then the Supplier shall process the data according to this Condition 39.

39.1 In this Condition:

“Cardholder Data” means the Primary Account Number (PAN) together with any or all of the following items which may be retained with the PAN:- Cardholder Name, Service Code and Expiration Date (as those terms are commonly understood in the payment card industry).

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“Cardholder Data Environment” means that part of the network or business operations that possess Cardholder Data or Sensitive Authentication Data.

“PCI DSS” means the Payment Card Industry Data Security Standards issued by the PCI Security Standards Council (‘the Council’) from time to time and set out at https://www.pcisecuritystandards.org.

“Processing” means any processing, collection, transmission, managing or storing by any means and in any type of media including paper, or voice recording, or digital images in which Cardholder Data is held, such as hard disk drives, floppy disks, and credit /debit card receipts on which the full PAN is printed.

“Relevant Supplies” means those elements of the Supplies which include the formal or informal Processing of BT Customers’ Cardholder Data forming the “cardholder data environment” controlled by the Supplier.

“Sensitive Authentication Data” includes the following:- Full Magnetic Stripe Data, or CAV2/CVC2/CVV2/CID, or PIN/PIN Block (as those terms are commonly understood in the payment card industry).

“Tier 1 or Level-One Merchants” means they process more than six million payment card (debit or credit card) transactions each year, and must meet the 12-step PCI DSS and undergo external attestation.

39.2 The Supplier warrants and represents that,it has complied with all applicable requirements necessary to be considered PCI DSS compliant at Tier 1 status and has performed all steps necessary to validate its compliance with PCI DSS by a certified qualified security assessors (QSA).

39.3 The Supplier agrees that it is responsible for the security of all Cardholder Data in its possession, including responsibility for all actions involved in Processing the Cardholder Data.

39.4 The Supplier agrees that all Relevant Supplies coming within the scope of the Contract will be performed by the Supplier and will be not be sub-contracted to other service providers.

39.5 The Supplier shall ensure that the Relevant Supplies conform to the PCI-DSS set out at: https://www.pcisecuritystandards.org/security_standards/pci_dss.shtml and such later versions or guidance and advisories which the PCI Security Standards Council may issue.

39.6 At BT’s request, the Supplier shall at its own cost and expense:

(a) provide BT with evidence of a current and valid Attestation of Compliance (AOC), prepared by a Qualified Security Assessor Company (QSAC) and Qualified Security Assessor (QSA) approved by the Council and BT; and

(b) participate in any such review arranged by BT.

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39.7 The Supplier shall promptly notify BT on becoming aware of any non-compliance or receiving any allegation of non-compliance with PCI-DSS and the steps it is taking to remedy such non compliance. In particular, the Supplier shall:

(a) report all PCI-DSS security incidents to: The Duty Controller: BT Security Incident Management (24x7) Tel No: 0800 321 999 / +44 1908 641100: Email: security@bt.com; and

(b) notify the Head of BT Group Quality by Email to bt.quality.programme.office@bt.com promptly, and in any event within two days, of the Supplier learning or suspecting that it is no longer PCI DSS compliant.

39.8 Any breach of this Condition by the Supplier shall be deemed to be a material breach of the Contract and the Supplier shall indemnify BT from and against any costs, losses, damages proceedings, claims, expenses or demands incurred or suffered by BT which arise as a result of such breach.

39. 9 The Supplier shall allow (and ensure that all relevant Contract Personnel allow) BT or its authorised representatives such access to premises, systems and records containing any relevant Information as is reasonably necessary to assess the Supplier’s compliance with this Condition.

39. 10 This Condition shall survive the Contract.

40.          DELIVERY

40.1 The Supplier shall deliver Deliverables in accordance with the time specified in each Order. If no such time is specified in the Contract, the Supplier shall deliver Deliverables as agreed between the parties or, in the absence of agreement, at such time as BT may specify.

40.2 The Supplier shall deliver Deliverables ordered by BT subject to the terms of the Specification.

40.3 The Supplier shall not, without the prior written consent of BT, deliver any part order (by quantity or by item). If Deliverables are not available for delivery at the due time, the Supplier shall (without prejudice to BT’s rights under the Contract) immediately inform BT by telephone, facsimile or e-mail and confirm such communication in writing.

41.          LIQUIDATED DAMAGES

41.1        The provisions of this Condition 41 apply only to Orders executed by the parties after the Commencement Date of this Contract and only to Orders to which set out no specific Service Level and/or Service Credit or liquidated damages regime pursuant to Condition headed “Service Levels and Service Credits”.

41.2 Subject to the provisions of the Condition headed “Force Majeure”, unless otherwise stated in the Order, for fixed fee engagements only, if the Supplier has failed to deliver, install, or complete (as the case may be) any Services in relation to an Order

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by the due date set forth in the Order (subject to the Change Control procedure), BT may notify the Supplier in writing within 30 days after the applicable due date (“FP Notice Period “).  In the event BT provides such written notice and Supplier has failed to remedy such breach within 15 days of such written notice (“Cure Period”), the Supplier shall be in breach of the Contract and shall pay to BT on request an amount of liquidated damages in respect of delay starting from the expiration of the Cure Period at the rate of [*********] of delay (up to a maximum of [*********] of the Charges of the delayed Services in relation to the Order,

Failure by BT to so notify Supplier of a breach within the FP Notice Period shall mean no liquidated damages shall apply with respect to the due date in the Order, although BT is not prejudiced with respect to any other rights or remedies BT may have under this Contract.

41.3        Subject to the provisions of the Condition headed “Force Majeure”, unless otherwise stated in the Order, for Time and Material engagements only if the Supplier delivers, installs, or completes (as the case may be) any Services in relation to an Order by the due date but the Services fail to comply with the agreed upon specifications in the Order, and which have not been accepted in whole or in part by BT (and subject to the Change Control procedure):

41.3.1     BT may notify the Supplier in writing within 30 days after delivery of the Services (“TM Notice Period”), specifying to Supplier in writing such failure; and

41.3.2     If Supplier has failed to remedy such breach within 15 days of receipt of such written notice (the “TM Remedy Period”), then from and after the TM Remedy Period, BT shall have the right at its option to withhold payment of the Charges under the Order which relate to the non-compliant Service at a maximum cap of [***] of the Order value relating to the Services (and subject to Section 41.3.3 below) which are non-compliant per Section 41.3 until such non-compliance is remedied by Supplier; and

41.3.3     for every 7 days after the expiration of the TM Remedy Period the breach remains unremedied, the Supplier shall pay to BT on request an amount of liquidated damages (from the heldback amount) in respect of such delay at the rate of [*******] of delay (up to a maximum of [********] of the Charges in relation to the Services that are non-compliant per and under the Order.

Upon the remedy of such breach by Supplier, BT shall then promptly release the remaining held back amounts to Supplier.

Failure by BT to so notify Supplier within the TM Notice Period shall mean that BT may not withhold the Charges per this Section 41.3, although BT is not prejudiced with respect to any other rights or remedies BT may have under this Contract.

41.4  The Supplier acknowledges that the amounts and/or rates of liquidated damages payable to BT are fair and reasonable and, so far as it is aware, represent a genuine pre-estimate of any resulting loss or expense to BT.

41.5                        BT may, at its option, have the right at any time to deduct any amount of liquidated damages due from the Supplier to BT from any sums then due from BT to the

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Supplier and any not so deducted may be recovered by BT from the Supplier as a debt in accordance with this Condition.

41.6 Payment of, or BT’s right to liquidated damages under this Condition shall not affect any of BT’s rights in connection with the relevant breach of contract or BT’s ability to claim damages in excess of any liquidated damages paid or BT’s ability to withhold payment of Charges.

42.          WEB ACCESSIBILITY

42.1 For the purposes of this Condition, “Relevant Supplies” means those elements of the Services having an internet or intranet interface that will be used by any person.

42.2 The Supplier shall ensure that the Relevant Supplies conform to Level “Double-AA” of W3C’s current “Web Content Accessibility Guidelines”, (the “Accessibility Criteria”), and such later versions as BT shall from time to time notify to the Supplier.

42.3 If requested to do so, the Supplier shall at its own cost and expense:

(a)             provide BT with an independent, third party assessment of the conformance of the Relevant Supplies to the Accessibility Criteria, which shall be prepared by an appropriately qualified person with the necessary skills and expertise; and/or

(b)    participate in such a review arranged by BT.

42.4 Any breach of this Condition by the Supplier shall be deemed to be a material breach of the Contract and the Supplier shall indemnify BT from and against any costs, losses, damages, proceedings, claims, expenses or demands incurred or suffered by BT which arise as a result of such breach.

43.                              TERMINATION

43.1                        BT may at any time by notice in writing to the Supplier terminate the Contract in whole or in part as from the date of service of such notice if:

(a)                                 there is a change of control, as defined by Section 416 of the Income and Corporation Taxes Act 1988, of Supplier which is in BT’s reasonable opinion detrimental to the ongoing provision of the Services hereunder. BT shall not be permitted to exercise such rights where BT has agreed in advance in writing to the particular change of control and such change of control takes place as proposed. Supplier shall notify BT within one (1) month of any change of control taking place;

(b)                                 the Supplier passes a resolution, or the Court makes an order that Supplier be wound up otherwise than for the purpose of a bona fide reconstruction or amalgamation, or a receiver, manager or administrator on behalf of a creditor is appointed in respect of the business or any part thereof of Supplier, or circumstances arise which entitle the Court or a creditor to appoint a receiver, manager or administrator or which entitle the Court otherwise than for the purpose of a bona fide reconstruction or amalgamation to make a winding-up

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order, or Supplier is unable to pay its debt’s within the meaning of Section 123 of the Insolvency Act 1986 or any similar event occurs under the law of any other jurisdiction;

(c)                                  the Supplier is in Persistent Breach, and in the case of remediable breach fails to remedy the breach within fifteen (15) days of receipt of BT’s written notice to do so;

(d)                                 a Disaster has occurred and the Supplier has failed to implement the Disaster Recovery Plan;

(e)                                  the Supplier is in Material Breach, and in the case of remediable breach fails to remedy the breach within fifteen (15) days of receipt of BT’s written notice to do so;

and any such Termination shall take effect immediately or at such other date as may be specified in the written notice.

43.2                        BT may terminate the Contract in whole or in part in accordance with the Section headed “Benchmarking” in Schedule 2 (Pricing).

43.3                        BT shall have the right to terminate the Contract in whole or in part in accordance with the Condition headed “Force Majeure”.

43.4                        BT may at any time by notice in writing terminate an Order forthwith if the Supplier is in Material Breach or Persistent Breach and (in the case of remediable breach) fails to remedy the breach within fifteen (15) days of receipt of BT’s written notice to the Supplier to do so.

43.5                        BT or BT Affiliate may at any time by notice in writing terminate Affiliate Services Agreement forthwith if the Supplier or Supplier Affiliate is in Material Breach or Persistent Breach of the ASA and all corresponding Order(s) and (in the case of remediable breach) fails to remedy the breach within fifteen (15) days of receipt of BT’s written notice to the Supplier to do so.

43.6                        BT’s rights under the Condition headed “Service Levels and Service Credits” and “Liquidated Damages” and this Condition shall be without prejudice to any claim that BT may have against the Supplier for all directly resulting losses and expenses arising prior to or on the Termination of the Contract and to recover from the Supplier the additional cost of completing the Services or having Services completed by another supplier to similar standards.

43.7                        BT may at any time on written notice terminate the whole of the Contract by giving at least 90 days prior written notice, or terminate an Order by giving at least 2 weeks prior written notice, in which case, BT shall remain liable for payments related to Services performed up to the date of termination and BT’s obligations and minimum commitments under Schedule 2  hereto.

43.8                        [not used]

43.9                        Where BT terminates the Contract or the Order(s) under paragraph 43.7 and does not have any other right to terminate the Contract or the Order(s), the following shall apply:

(a)                                 BT shall subject to subparagraph (b) below, pay the Supplier such amounts as

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may be necessary to cover its reasonable costs and outstanding and unavoidable commitments necessarily and solely incurred in properly performing the Contract or the Order(s) in relation to Applicable Services (as defined below) prior to termination;

(b)                                 BT shall not pay for any such costs or commitments that the Supplier is able to mitigate and shall only pay costs and commitments that BT has validated to its satisfaction. BT shall not be liable to pay for any Applicable Services that, at the date of termination, BT is entitled to reject (but has not yet accepted, if acceptance is applicable) (including any Services for which BT may have put into service) or has already rejected. BT’s total liability under sub-paragraph (a) above shall not in any circumstances exceed the price that would have been payable by BT for Applicable Services if the Contract or the Order(s) had not been terminated.  For the avoidance of doubt, BT shall pay for all Charges incurred up to the termination, except that for any fixed fee engagements BT shall pay to Supplier a pro-rata fee, based on the fixed fee and the amount of days actually worked by Supplier on the fixed price project and the number of days estimated for the fixed fee project;

(c)                                  In this Paragraph 43.9, “Applicable Services” means Services in respect of which the Contract or the Order(s) has been terminated under this paragraph, which were ordered by BT under the Contract before the date of termination, and for which payment has not at that date become due from BT.

(d)                                 Sub-paragraphs (a) and (b) above encompass the total liability of BT for termination pursuant to this paragraph 43.9, and BT shall be liable for no other costs, claims, damages, or expenses resulting from such termination, except for its obligations under Schedule 2 including, related to BT’s minimum commitments hereunder.

43.10 Notwithstanding anything to the contrary in this Agreement, in the event of termination of this Contract for any reason except for termination under paragraphs 43.1 (c) and (e) or otherwise for Supplier Material Breach, BT shall be liable to pay the Supplier all undisputed invoices (which must be disputed in good faith and in writing within 15  business days of receipt by BT) for the Services rendered up to the date of such termination and its obligations under Schedule 2  hereto, including, related to BT’s minimum commitments hereunder

43.11                 Each right of BT under this Condition is without prejudice to any other right of BT under this Condition or otherwise.

44.                               INTERWORKING WITH OTHER SYSTEMS

44.1 The Supplier shall ensure the successful inter-working and interfacing of Services in or with the any equipment, software, networks and/or systems owned or controlled by BT and/or any third party as specified in the Order (“Related Systems”):

44.2 The Supplier shall ensure that Services do not impair or degrade the performance or operation of Related Systems.

44.3 At BT’s request, the Supplier shall promptly (and, in any event, within thirty (30) days of the request) supply to BT, or to any third party nominated by BT, such Information as BT or such third party may reasonably require to enable BT or such third party to interface and fully inter-work Services with the Related Systems from time to

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time. The Supplier shall bear the cost of the provision to BT of such Information, except to the extent that such Related Systems either did not exist or were not specified in Paragraph 1 of this Condition, in which case BT shall pay the reasonable costs of the collation, reproduction and despatch of such Information.

44.4 The Supplier hereby grants to BT non-exclusive, royalty free, world-wide rights, by or on behalf of BT, to copy and use Information supplied under this Condition or derived by BT from the Services as necessary for the purpose of interfacing and inter-working the Services with the Related Systems.

45.          INDEMNITY

45.1        Without prejudice to any other rights or remedies available to BT, the Supplier shall indemnify BT against all third party claims and proceedings, damages, costs and expenses arising or incurred in respect of.

(a)             death or personal injury of any Contract Personnel in relation to the performance of the Contract;

(b)             death or personal injury of any other person to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier or Contract Personnel in relation to the performance of the Contract;

(c)              loss of or damage to any property to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier or Contract Personnel in relation to the performance of the Contract;

(d)             any complaint made pursuant to the Employment Rights Act 1996 (as amended, replaced, consolidated or re-enacted from time to time) by any Contract Personnel whether in the Employment Tribunal or civil courts or otherwise, or, without limitation, as a result of any claim or demand by any Contract Personnel in respect of any other claim whatsoever within the jurisdiction of an Employment Tribunal or wrongful dismissal, breach of contract or any other claim arising at common law and/or discrimination on grounds of sex, race, disability, religion/belief, marital or civil partnership status, age, sexual orientation, gender and/or equal pay claims (in all cases, whether arising under UK or European law); or

(e)              under Part 1 of the Consumer Protection Act 1987 (or any equivalent product liability legislation) in relation to Deliverables.

45.2        If either Party (the “Indemnified Party”) becomes aware of a matter which may give rise to a third party claim under an indemnity given by the other Party (the “Indemnifying Party”) in the Contract:

(a)              the Indemnified Party shall notify the Indemnifying Party as soon as is reasonably practicable and in any event within two (2) Business Days of the matter (stating in reasonable detail the nature of the matter and, if practicable, the amount claimed) and consult with the Indemnifying Party with respect to the matter.  If the matter has become the subject of proceedings, where reasonably practicable the Indemnified Party shall notify the Indemnifying Party within sufficient time to enable the Indemnifying Party to prepare any statement of case;

(b)              the Indemnified Party shall provide to the Indemnifying Party and its advisers reasonable access to premises and personnel and to all relevant

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assets, documents and records that it possesses or controls for the purposes of investigating the matter and enabling the Indemnifying Party to take the steps referred to in sub-Paragraphs (a) to (c);

(c)               the Indemnifying Party shall provide to the Indemnified Party reasonable access to information and personnel that it possesses or controls for the purposes of understanding the nature and status of the action being taken under sub-Paragraphs (a) to (c) and shall consult with the Indemnified Party in relation to the proposed actions to be taken prior to settlement or compromise of the claim.  The Indemnifying Party shall not use the Indemnified Party’s name (or the name of any Group Company of the Indemnified Party) without the Indemnified Party’s prior written consent (such consent not to be unreasonably withheld or delayed);

(d)              the Indemnifying Party (at its cost) may take copies of the relevant documents or records, and photograph the premises or assets as reasonably required;

(e)               upon receipt of confirmation that the Indemnifying Party will indemnify the Indemnified Party, the Indemnifying Party shall have the right to take sole control of the defence and settlement and litigation of any such claims, and may take any action and institute any proceedings in connection thereto, subject to the following:

•                                                  the Indemnifying Party shall, at all times, keep the Indemnified Party informed of the progress of any such negotiations or litigation;

•                                                  the Indemnifying Party shall take due account of the Indemnified Party’s representations in the conduct, negotiations and/or settlement of any claim where the Indemnified Party is a party to that claim; and

•                                                  the Indemnifying Party must not make any settlement of or admission of liability or payment obligation (which it cannot assume or pay itself) on behalf of the Indemnified Party relating to the claim without the prior written consent of the Indemnified Party, such consent not to be unreasonably withheld or delayed;

and the Indemnified Party shall, at the Indemnifying party’s cost and expense, give any information and assistance the Indemnifying Party may reasonably request to enable the Indemnifying Party to:

(i)      dispute, resist, appeal, compromise, defend, remedy or mitigate the matter; or

(ii)     enforce against a person (other than the Indemnifying Party) the Indemnified Party’s rights in relation to the matter; and

(iii)    in connection with proceedings related to the matter (other than against the Indemnifying Party) use advisers chosen by the Indemnifying Party and, if the Indemnifying Party requests, allow the Indemnifying Party the exclusive conduct of the proceedings in each case if the Indemnifying Party indemnifies the Indemnified Party for all costs incurred as a result of a request or choice by the Indemnifying Party;

(f)            the Indemnified Party shall, and shall procure that its relevant employees and professional advisers shall, use the documentation and information obtained pursuant to this Paragraph solely for the purposes described and shall otherwise keep the documentation and information confidential in accordance with the Contract.  When a claim subject to an indemnity is

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concluded, documentation provided by either Party to the other for the purposes of the claim shall be returned; and

(g)              notwithstanding anything to the contrary, Supplier will indemnify and pay to BT with respect to such third party claims under this Condition and under this Contract regarding indemnification obligations of Supplier, all such damages, costs and expenses finally awarded against BT to such third party by a court of competent jurisdiction or at the time of a final settlement of such claims or final award or out of court settlement, if applicable.

45.3 This Condition shall survive the Contract.

46.          LIMITATION OF LIABILITY

46.1 Subject to Paragraph 2 and 3, neither Party shall be liable to the other for any indirect, consequential or special loss or damage of whatever nature (including business interruption, loss of profits, loss of production, loss of savings, loss of competitive advantage or loss of goodwill) howsoever caused arising out of, or in connection with the any claims and losses whether arising pursuant to contract, tort (including negligence or breach of statutory duty) or otherwise in relation to the Contract or the ASAs (and/or their associated documentation).

46.2        Subject to Paragraph 4, the Supplier shall be liable to BT for any loss of, corruption to, or alteration to BT Data and the costs of restoring such lost, corrupt and / or altered BT Data to the extent caused by the Supplier’s acts or omissions, and not the actions or omissions of BT or any other party acting on BT’s behalf.

46.3        Nothing in the Contract shall exclude or limit either Party’s liability:

(a)                                          for death or personal injury caused by its (or its agent’s or sub-contractor’s) negligence;

(b)                                          for fraud or fraudulent misrepresentation;

(c)                                           for its deliberate misconduct in performing its contractual obligations;

(d)                                          under sub-Paragraphs 45.1 (d) or 45.1(e) of the Condition headed “Indemnity”;

(e)                                           under the Conditions headed “Service Credits and Service Levels” “Liquidated Damages”, “Confidentiality”, “IT Security and Business Continuity” or Paragraph 9 of the Condition headed “Intellectual Property”,.

(f)                                            for Charges that are due from BT to the Supplier pursuant to valid and undisputed invoices.

46.4                        Subject to Paragraphs 3 and 6 the entire liability of the Supplier arising out of or in connection with the Contract or ASAs (and/or their associated documentation) whether in contract, tort (including negligence or breach of statutory duty) or otherwise, shall be limited to an aggregate maximum of fifteen million pounds (£15,000,000) or 125% (one hundred and twenty-five per cent) of the total Charges paid or payable under the Contract in the 12 month period preceding the last act or omission giving rise to such liability, whichever is the greater.

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46.5                        Subject to Paragraphs 46.3 and 46.7 the entire liability of BT arising out of or in connection with the Contract or ASAs (and/or their associated documentation) whether in contract, tort (including negligence or breach of statutory duty) or otherwise, shall be limited to an aggregate maximum of fifteen million pounds (£15,000,000).

46.6                        Subject to Paragraph 46.3 the entire liability of the Supplier for loss or damage to BT’s tangible property arising out of or in connection with this Contract or ASAs (and/or their associated documentation) whether in contract, tort (including negligence or breach of statutory duty) or otherwise, shall be limited to an aggregate maximum of fifteen million pounds (£15,000,000 million).

46.7                        Subject to Paragraph 46.3 the entire liability of BT for loss or damage to the Supplier’s tangible property arising out of or in connection with this Contract or ASAs (and/or their associated documentation) whether in contract, tort (including negligence or breach of statutory duty) or otherwise, shall be limited to an aggregate maximum of ten million pounds (£10,000,000).

46.8 This Condition shall survive the Contract.

47.          INSURANCE

47.1 The Supplier shall at its own expense maintain for the Contract Period such insurance as is legally required and appropriate in respect of its obligations, including, without limitation, third party liability insurance with an indemnity limit of not less than fifteen million pounds (£15,000,000) for each and every claim, and, if Services include specialist or professional services, professional indemnity insurance with an indemnity limit of not less than one million pounds (£1,000,000) for each and every claim.

47.2 If the Supplier cannot evidence such insurance to BT on request, BT may arrange such insurance and recover the cost from the Supplier.

47.3 The Supplier shall notify BT Commercial Contact as soon as it is aware of any event which may give rise to an obligation to indemnify BT under the Contract, or to a claim under any insurance required by the Contract.

47.4 This Condition shall not limit the Supplier’s liability under the Contract.

48.          PUBLICITY

48.1        Neither Party shall issue any press releases or sales documentation about, or otherwise seek publicity in respect of the Contract or Order or Affiliate Service Agreement without the prior written approval of the other, such approval not to be unreasonably refused or delayed.

48.2        Neither Party shall make use for publicity purposes of the name, or of any trade name or trade mark, of the other Party or of any information obtained under or in connection with the Contract from the other Party without the prior written consent of that Party.

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49.          SOFTWARE

The Supplier warrants that:

(a) all Software is free from all forms of:

(i)  “electronic possession”, “logic bombs” “viruses” and “worms” that could have been detected by using the latest (at the date of despatch) commercially available virus detection software ;and

(ii) “spyware” and “adware”

(which expressions shall have meanings as they are generally understood within the computing industry);

(b) after Acceptance by BT, subject to the terms and conditions of Condition 35 as applied to this warranty hereunder, the Software will perform in all material respects in accordance with the Functional Specification for the Warranty Period; and

(c) it has and shall employ only good quality materials, techniques and standards in performing the Contract and at all times apply the standards of care, skill and diligence required of good computing practice.

50.          SOFTWARE LICENCE

The Supplier grants to BT free of additional charge a world-wide, non-exclusive, non-transferable, perpetual, irrevocable licence for BT by itself, or by third parties on its behalf to use, copy, install, maintain, modify, enhance and adapt the Software together with all the rights and freedoms of a lawful user of the Software as set out and defined in sections 50A to 50D of the United Kingdom Copyright Designs and Patents Act 1988 as amended from time to time.

51.          ESCROW

51.1 The Supplier shall at BT’s request and the Supplier’s expense, enter into an escrow deposit arrangement in respect of all Information and documentation in relation to Services (including, without limitation, in respect of hardware, Software, all source code, listings and programmer’s notes) (“the Escrow Information”) as would enable BT or a competent third party on BT’s behalf to:

(a)             complete any outstanding obligations of the Supplier under the Contract, including, without limitation, obligations that would have existed (including the requirement to fulfil any orders that BT would have otherwise placed under the Contract) had the Contract not been terminated by BT (other than pursuant to paragraph 8 of the Condition headed “Termination”) before the expiry of its natural term; and

(b)    readily understand and maintain the Software.

51.2 Without affecting any other rights it may have, BT shall have the right, free of charge, to use the Escrow Information, after its release, in order to use or maintain (including to upgrade) the Software, to modify or have modified the Software, and to license such modified Software to or have it maintained by third parties.

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52.       NOTICES

52.1     Any notice given under or in relation to the Contract will be in writing and signed by or on behalf of the party giving it and may be served by:

(a)              delivering it personally or by sending it by pre-paid first class post, or recorded delivery or registered post (or registered airmail in the case of an address for service outside the United Kingdom); or

(b)              by facsimile transmission; or

(c)               by e-mail provided that the requirement for the notice to be signed will not apply to notices served by e-mail;

(without prejudice to any such other modes of service as may from time to time be permitted by the Civil Procedure Rules 1999 and any Practice Directions applying thereto or any amendment or re-issue thereof to the address and for the attention of the relevant party set out in Paragraph 3 or in the event that another address has been notified by a party hereunder in accordance with and making specific reference to this Condition  then to that other address.

52.2     Any such notice will be deemed to have been received:

(a)              if delivered personally, at the time of delivery;

(b)              in the case of pre-paid  first class post or recorded delivery or registered post, forty eight (48) hours from the date of posting if from and to an address in the United Kingdom or Northern Ireland and 5 days from the date of posting if from and to an address elsewhere;

(c)               in the case of registered airmail, five (5) days from the date of posting;

(d)              in the case of facsimile twelve (12) hours after the time of transmission provided an error-free transmission has been received by the sender ;and

(e)               in the case of e-mail at the time that the e-mail enters the Designated Information System of the intended recipient provided that no error message indicating failure to deliver has been received by the sender and provided further that within twenty four (24) hours of transmission a hard copy of the e-mail signed by or on behalf of the person giving it is sent by post to the intended recipient in accordance with the provisions of Paragraph 1.

Provided that if deemed receipt occurs before 9am on a Business Day the notice will be deemed to have been received at 9am on that day, and if deemed receipt occurs after 5pm on a Business Day, or on a day which is not a Business Day, the notice will be deemed to have been received at 9am on the next Business Day.

52.3     The addresses and fax number of the parties for the purposes of Paragraph 1 are:

[BT]
Address:
For the attention of:
[Fax number:]
[E-mail:]

[the Supplier]
Address:
For the attention of:
[Fax number:]
[E-mail:]

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52.4     In proving such service it will be sufficient to prove that the envelope containing such notice was addressed to the address of the relevant party set out in Paragraph 2 (or as otherwise notified by that party hereunder) and delivered either to that address or into the custody of the postal authorities as a pre-paid recorded delivery, registered post or airmail letter, [or that the notice was transmitted by fax to the fax number of the relevant party set out in Paragraph 2 (or as otherwise notified by that party hereunder).

52.5     For the purpose of this Condition, the following words and phrases will have the following meanings unless the context requires otherwise:

“Designated Information System” means the Information System designated by a party hereunder to receive electronic notices pursuant to the Contract as identified by the e-mail address specified in Condition headed “Escalation and Dispute Resolution Procedure” or under Paragraph 1.

“First class post” includes recorded delivery and registered post.

“Information System” means a system for generating, sending, receiving, storing or otherwise processing electronic communications.

53.          GENERAL

53.1 If the Contract does not provide for any commitment by BT on the Commencement Date to purchase Services, the Contract shall be deemed to have been entered into by the Supplier in consideration of the sum of one pound (£1) payable by BT to the Supplier.

53.2 The invalidity or unenforceability for any reason of any provision of the Contract shall not prejudice or affect the validity or enforceability of its other provisions.

53.3  No delay, neglect or forbearance by either Party in enforcing any provision of the Contract shall be deemed to be a waiver or in any way prejudice any rights of that Party.

53.4 No waiver by either Party shall be effective unless made in writing or constitute a waiver of rights in relation to any later breach of the Contract.

53.5 In relation to its subject-matter, the Contract is the entire agreement between the Parties and governs their relationship to the exclusion (to the extent permitted by law) of any other terms and conditions (other than those implied by law), including, without limitation, those upon which any quotation or tender response has been given to BT.

53.6 Each of the Parties acknowledges and agrees that it has not been induced to enter into the Contract in reliance upon, and in connection with the Contract does not have any remedy in respect of, any representation or other promise of any nature whatsoever other than as expressly set out in the Contract. Nothing in the Contract shall operate to

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limit or exclude any liability for any fraudulent misrepresentation or for any other matter in respect of which liability cannot lawfully be limited or excluded.

53.7    The Contract and any claims or disputes arising out of contractual and/or non-contractual obligations relating to or in connection with the Contract, or any mediation or dispute resolution procedure under it, shall be governed by and construed in accordance with the laws of England. The Parties submit to the exclusive jurisdiction of the English courts in relation to contractual and/or non-contractual obligations.

53.8    The Supplier shall not be, nor in any way represent itself as, an agent of BT and shall have no authority to enter into any obligation on behalf of BT or to bind BT in any way.

53.9    Except as expressly set out in the Contract no assignment of or licence under any Intellectual Property Right or trade mark or service mark (whether registered or not) is granted by the Contract.

53.10  A person who is not a Party to the Contract may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

53.11  Any amendment made to the terms of this Contract under an Order shall not be valid unless authorised in writing by BT’s Commercial Contact.

53.12  Notwithstanding anything to the contrary under this Contract, in no event shall the liquidated damages, service credits and/or other similar penalties payable under Section 41 and Appendix 5 of Schedule 6 exceed 20% of the Charges under the Work Packages in the quarter in which such measurement is assessed.  This provision shall not apply to Work Packages which are subject to a separate framework agreement which expressly defines service levels and a service level cap.

53.13  This Condition shall survive the Contract.

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SCHEDULE 1

SERVICES

1.	PURPOSE OF THIS SCHEDULE

2.	SERVICE MODEL

3.	SERVICE LEVEL AGREEMENTS

4.	MANAGEMENT INFORMATION

5.	SYSTEMS

6.	NETWORKS

7.	PROCESS MANUAL AND FLOW DOCUMENTATION

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1.                                      PURPOSE OF THIS SCHEDULE

This Schedule and the Appendices details the Services to be provided by the Supplier under this Contract.

1.1                               Description & Scope of Services

In order to support the range of BT products and services, the Supplier shall provide the following Services, but not exclusively:

•                  IT & Network Services as defined in Appendix 1

•                  BPO Services as defined in Appendix 2

•                  International Development as defined in Appendix 3

1.2                               The Services

1.2.1                     This Schedule covers the general principles that apply to IT and Network Services, BPO Services and International Development Services.

1.2.2                     The Supplier shall provide the Services in accordance with the provisions in individual Order.

1.2.3                     The Supplier will invoice BT for the provision of the Services at the rates agreed in the Order.

1.2.4                     The Supplier will provide sufficient infrastructure and support covering 24x7x365 working.

2.                                      SERVICE MODEL

2.1                               The Services must be aligned to the BT end to end customer processes which are as follows and described in Schedule 6 (Governance & Change Control):

i.                                          Lead to Cash

ii.                                       Trouble to Resolve

iii.                                    Concept to Market

3.                                      SERVICE LEVEL AGREEMENTS

3.1                               Service specific SLA’s will be agreed between the Supplier and BT within individual Specification document in accordance with the Condition headed ‘Service Levels and Service Credits’.

3.2                               In the event that any SLA’s are not met, in addition to the Service Credits that BT may be entitled to in accordance with the preceding paragraph, the Parties shall follow the Exceptions Monitor and Compliance Notice Process as described in Table 1 below.

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3.3                               Definition of Exception Monitor and Compliance Notice Process: is the process that parties will follow in the event of the agreed Service Levels are not being achieved. As events and exceptions will inevitably vary, the time scales contained within this process are indicative only.

TABLE 1: EXCEPTION MONITOR AND COMPLIANCE NOTICE PROCESS

Identify service exception (based upon weekly and monthly statistics)
Report any exception within 48 hours to BT with narrative and supporting documentation.
The report shall include as a minimum actual call volumes compared to forecast and actions taken to mitigate impact of exception
Root Cause Analysis ("RCA") (within 1 working day)
BT and the Supplier
Daily operational call to discuss issue
Agree on cause, responsibility & resolution during meeting/call.

4.                                      MANAGEMENT INFORMATION

4.1                               The Supplier will provide real time daily, weekly, monthly reports as specified in the Order and ad-hoc reports as requested by BT from time to time.

4.2                               It should be noted these are in addition to BT’s reporting requirements covered under Schedule 6 (Governance).

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5.                                      SYSTEMS

5.1                               The Supplier will at its cost provide such quantities of desktop and business equipment together with the necessary minimum hardware and software as detailed in paragraph 5.2 below to perform the Services under this Contract.

5.2                               The minimum PC hardware and software and telephony specification to be provided in relation to Work delivered from offshore Greenside (defined as authenticated through the Strategic India Domain or iUSER).

a)                                     Desktops / laptops with following minimum configuration:

Desktop Hardware	• Intel Dual Core cpu:2.4 GHz
• 2GB Ram
• Trusted Platform Module (TPM) version 1.2 or later
• 250GB disk
• Vpro version 5
• 1600 x 1200 screen
• Desktop should provide sufficient processing and storage for developers and testers to be productive in coding, compiling and testing

This specification is current at the time of writing and applies to any replacement PC made by the Supplier. At the date of replacement, the minimum specification shall comply with the specification of the lowest standard business PC package on the BT Ordergateway web site: http://ordergateway.intra.bt.com/default.cfm

Desktop OS	• XP or when specified by BT upgrade to Windows 7 license which Supplier will provide the license for. Thereafter, latest released Microsoft OS version or previous version license.

It is BT’s intention to migrate from XP to Windows 7 Managed BT Build at a future point in time and such migration requirements shall be communicated to the Supplier at BT’s sole discretion. Any and all license costs to the extent listed in section c below of such migration to Windows 7 Managed BT Build shall be met by the Supplier.

BT recommends that the Supplier, under its own Microsoft software licence agreement, ensures that it has Software Assurance to enable it to keep current with new software version releases.

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b)                                    Software on XP Desktops and Laptops:

Base software on all computers (required to be provided by the Supplier):

Microsoft Office Professional (Current Version)

Adobe Acrobat Reader (Current Version)

Adobe Flash Player (Current Version)

Adobe Shockwave Player (Current Version)

Adobe Authorware Player (Current Version)

Microsoft Silverlight Player (Current Version)

Microsoft Lync Client (Current Version)

Microsoft Internet Explorer (Current Version)

Microsoft Live Meeting Client and Outlook Plugin (Current Version)

Sun Java Runtime Environment

Optional base software :

Where BT requests the Supplier to perform work that requires the Supplier to utilise any of the following optional base software, the Supplier shall use commercially reasonable efforts to explicitly highlight in the relevant Work Package whether it will be providing any such software at its cost.  The Supplier’s failure to so note in the relevant Work Package or to notify BT shall not mean that the Supplier is under any obligation to provide such software free of charge.

Adobe Reader

McAfee (Anti-Virus)

HP Openview RADIA Client

InstallShield (R)

InstallShield® unInstaller

Internet Explorer 6 SP1

MSN Messenger

Microsoft Office 2003 (Excel, Outlook, Word, Powerpoint),

Notepad

Net Meeting

Live Meeting

Zip / Ferit

Paint

System Restore Application

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c)                                     Software on Windows 7 Managed BT Build Desktops and Laptops:

The list below shall be applicable at such point that the Supplier migrates to Windows 7 Managed BT Build  following BT’s instruction. At the time of instruction, BT shall advise the software version numbers that the Supplier shall comply with. At BT’s sole option BT may further amend the applicable software versions from time to time, but no more frequently that once in every 12 month period for each software application. The Supplier shall implement such software version upgrades within one month of notification by BT.

The Supplier shall at all times be responsible for the cost of and obtaining the necessary software licenses.

Base software (required to be provided by the Supplier):

Microsoft Office Professional (Current Version)

Adobe Acrobat Reader (Current Version)

Adobe Flash Player (Current Version)

Adobe Shockwave Player (Current Version)

Adobe Authorware Player (Current Version)

Microsoft Silverlight Player (Current Version)

Microsoft Lync Client (Current Version)

Microsoft Internet Explorer (Current Version)

Microsoft Live Meeting Client and Outlook Plugin (Current Version)

Microsoft System Centre Configuration Manager Client

Sun Java Runtime Environment

Optional base software :

Where BT requests the Supplier to perform work that requires the Supplier to utilise any of the following optional base software, the Supplier shall use commercially reasonable efforts to explicitly highlight in the relevant Work Package whether it will be providing any such software at its cost. The Supplier’s failure to so note in the relevant Work Package or to notify BT shall not mean that the Supplier is under any obligation to provide such software free of charge.

Acrobat Reader

Adobe Flash Player

Arcobat

MS Live Meeting

MS Office Communicator

WinZip

Optional base software subject to commercial discussion at time of Order:

Where BT requests the Supplier to perform work that requires the Supplier to utilise any of the following optional base software, BT and the Supplier shall hold commercial discussions at the time of the Order to agree the charges. Supplier is not under any obligation to provide such software free of charge unless expressly agreed to in the Work Package.

Amdocs Clarify

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Attachemate

Citrix Metaframe

MS Visio

MS Project 2007

MS SQL Server Developer / Server Edition

MS Visual Studio

Oracle

Remedy Expedio

d)            Standard Tools:

The following tools shall be provided by the Supplier either where BT specifies under a relevant Order or where the Supplier using Best Industry Practice deems them appropriate.

Developer Software Tools	• Java Developer:
• Approved IDE including Eclipse (Open source), or IntelliJ (JetBrains)
• Internet Explorer and Firefox
• Subversion client and Tortoise SVN

Developer Server	• A BT security approved server environment for developers to perform daily builds (CIT)
• Server should have access to Subversion and run Bamboo build agent (Atlassian), Hudson (Opensource) or Cruisecontrol (Opensource)

Network Access	• ‘Greenside Native’ BT Network access &
• Internet Access
• All machines (clients and servers) should have direct access to the following host:port collaborate.bt.com:443 and collaborate.bt.com:80 and collaborate.bt.com:8000-9000

e)             Optional Standard Tools

Where BT requests the Supplier to perform work that requires the Supplier to utilise any of the following optional standard tools, the Supplier shall use commercially reasonable efforts to explicitly highlight in the relevant Work Package whether it will be providing any such software at its cost. The Supplier’s failure to so note in the relevant Work Package or to notify BT shall not mean that the Supplier is under any obligation to provide such software free of charge.

Developer Software Tools	• Microsoft Developer
• Visual Studio ( latest version ) (Microsoft)
• Flex/Flash Devloper
• Adobe Flash Catalyst (Adobe)
• Maven and Ant build tools
• Design tool that support UML XMI 2.1+ (Suggestion IBM Rational Software architect, or Borland Together)

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Tester Software Tools	• Software testing
• JUnit or nUnit
• Network Device Testing
• Fanfare iTest

f)               Telephony

(i)                                     BT will provide simple iPBX managed voice services hosted from a distributed Cisco Call Manager solution, or where business justification exists, will provide ACD services from the Harrier SIP architecture.

(ii)                                  The Supplier shall provide either:

•                      Cisco IP phones (and headsets if specified in an Order), associated telephony, and associated end-user licenses, including voice mail licenses, as agreed in an individual Order or

•                      for ACD services, the Supplier is responsible for providing suitable headsets (as defined by BT) and Harrier SIP Softphone user licenses, as agreed within an individual order.

Any replacement desktop telephony costs directly attributable to a change in the telephony platform provided by BT shall be chargeable by the Supplier.

(iii)                              Specifications will need to be confirmed and agreed with a BT Voice and Multimedia Platform Services representative during the transition phase of a project.

5.3                               If the requirements for a specific Order necessitate a higher PC specification than stated above, separate commercial discussions will be held between the parties.

5.4                               The Supplier is to provide email handling systems. Where individual email addresses are required for the purpose of sending responses to BT or Customers BT will provide BT domain email addresses.

5.5                               BT will provide access for the Contract Personnel to BT Systems as required under the specific Order.

5.6                               PC’s will be renewed when they either reach three (3) years old or when they do not meet the operational requirements of the Order, whichever happens sooner.

5.7                               Monitors, printers and other peripherals shall be exempt from being refreshed on a three (3) year cycle as there are normally no performance increases to be gained from refreshing these items.

5.8                              Where the Supplier requests from BT that it requires onshore desktops or laptops then these shall be provided by BT under the terms of Condition 14 of the Agreement at cost to the Supplier.

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6.                                      NETWORK

6.1                               Scheduled maintenance must be conducted outside of the normal working hours of the desk affected, or within the hours of 11pm to 6am local time for 24x7 desks, unless otherwise agreed between the parties. The Supplier shall provide BT with 14 days advance notice of any scheduled maintenance.

6.2                               Telephony required scheduled maintenance, within the hours of 11pm to 6am local time for 24x7 desks, will be limited to 24 hours Quarter, unless otherwise agreed between the parties. Infrastructure required scheduled maintenance, within the hours of 11pm to 6am local time for 24x7 desks, will be limited to 24 hours Quarter, unless otherwise agreed between the parties. During periods of scheduled maintenance that may affect end customer access, the Supplier shall take all reasonable steps to minimise such impact. The Supplier shall provide BT with 14 days advance notice of any scheduled maintenance.

6.3                               A process for emergency maintenance necessary to restore the telephony and infrastructure network will be agreed with BT.

6.4                               The Supplier IT infrastructure will be managed with pro-active alerting for faults and outages. Such alerts will be the responsibility of the Supplier’s service management desk  and will be escalated according to agreed pre-determined levels for escalation into BT. For the avoidance of doubt faults include hardware and software failures and mis-configurations within the support control of the Supplier.

6.5                               The Supplier will have a full support infrastructure in place to service all telephony, network, IT desktop and applications on the Supplier’s sites. This will include 24x7 fault escalation and resolution within pre-defined targets for resolution.

7.                                      PROCESS MANUAL AND FLOW DOCUMENTATION

7.1                               At the start of any Services from the Effective Date and including the Transition phase, the Supplier shall be responsible for collecting and documenting all baseline processes, service levels, procedures which information shall form part of Documentation.

7.2                               The Supplier will define and create the procedure documentation required to provide the Services.

7.3                               These procedure documents will be maintained within an agreed approved quality control method.

7.4                               The Documentation, all updates and all BT related process manual/flow documentation created or developed by the Supplier arising from the performance of the Contract shall be the Intellectual Property Rights of BT.

7.5                               Where required by BT the Supplier will arrange for copies of such documentation to be provided to BT.

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SCHEDULE 1 — APPENDIX 1

IT & NETWORK SERVICES

1.	PURPOSE

2.	SCOPE OF WORK

3.	REPORTING

4.	WORK PACKAGE DISPUTE RESOLUTION

5.	ORACLE FIRST STRATEGY

6.	CO-LO WORKING

7.	BT ENGINEERING STANDARDS

8.	BTO & BTI&D OPERATING MODELS

9.	HOURS OF SERVICE

10.	CONTRACT PERSONNEL

11.	RIGHT TO HIRE AND EMPLOYMENT OF EX BT AGENCY RESOURCE

12.	TIME BOOKING

EXHIBITS

EXHIBIT A - AGILE COOKBOOK
EXHIBIT B - NOT USED
EXHIBIT C - THE AGILE MANIFESTO
EXHIBIT D - NOT USED
EXHIBIT E - SUPPLIER EXPENSE REPORT TEMPLATE

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EXHIBIT F - SPECIFICATION STATUS REPORT
EXHIBIT G - SDK REPORTING TEMPLATE

1.             PURPOSE OF THIS APPENDIX

This Appendix outlines the description if IT and Network Services and arrangements for the provision of IT and Network Services.

2.             SCOPE OF WORK

2.1           The IT and Network Services shall include but without limitation to the following:

	Software Product Maintenance and Support		IT related Professional Services
•	2nd and 3rd line Software support	•	3rd party software development services
•	Applications support	•	Applications management
•	Database administration	•	Business analysis
•	Databuild	•	IT consultancy
•	Helpdesk	•	IT programme management
•	Software maintenance	•	IT project managements
		•	Systems integration
		•	Technical specialists
		•	Validation, Verification and testing (VV&T services)

2.2                                           The Supplier shall provide the specific requirements detailed in individual Orders.

2.3                                           All Services shall be implemented in accordance with the principles outlined in the documents in:

(a)                                             Exhibit  A : Agile Cookbook

(b)                                             The BT Customer Experience Principles in Schedule 6 (Governance and Change Control

(c)                                              Exhibit B : Not used.

(d)                                             Exhibit C : The Agile Manifesto

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3.             REPORTING

3.1 Scorecard Input

The Supplier will provide, by the 5th Working Day of each calendar month, appropriate data for the inclusion/creation of a monthly vendor performance scorecard. Data relating to the following categories will be required:

•      Adherence to engineering standards

•      Commercial performance

•      Supplier led innovation

•      Delivery and in-life performance metrics

3.2 T&S Reporting

(a)              All provisions in relation to business travel and expenses are set out in Schedule 2, Section 7.1.

(b)              On a monthly basis, the Supplier shall make available to BT, details of monthly expense statements relating to the specific Work Package, within 8 weeks of the end of the month in which such expenses have been incurred.

( c)              In addition, the Supplier shall make available to the BT Commercial Contact, their full monthly expense statements, reconciled, within 8 weeks of the end of the month in which such expenses have been incurred. Details of all expense claims should be provided using the form in Exhibit E, providing a full justification for each item. Deviations from the standard BT expense policy (Appendix 3 of Schedule 3) must be fully explained. Evidence of expenses incurred for all amounts, mandatory for greater than £5, shall be made available for BT’s inspection.

3.3 Quote summaries

The Supplier shall provide to BT, a weekly commercial summary report detailing the status of all current and proposed Specification/order engagements (engagements or BT requests). The Supplier will use the Specification status report template, as shown in Exhibit F. The report will be made available to BT by close of business, every Monday (or the next working day if the Monday is a UK, bank holiday)

3.4 Additional Management Information

In addition to Service Level reports in Condition headed “Service Levels and Service Credits” and those identified in Schedule 6 (Governance and Change Control), the Supplier shall provide the following information to BT on a monthly basis in the format advised by BT:

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(a)                     Performance against budget - including total billed to date by project and job, balance outstanding against order value by project and job, value of any applicable discounts;

(b)                     Number of contractors compared to the Supplier’s full time employee by project;

(c)                      Meetings with BT project managers and new prospects discussed;

(d)                     Resource utilisation - including total number of direct resource deployed by project, in-Contract information for any project aggregated at project and programme level,   investments made to improve productivity, non-resource costs;

(e)                      Churn of resource against BT projects;

(f)                       Projects/Work in delay;

(g)                      Status reports on skill-sets register.

4.             WORK PACKAGE SPECIFICATION DISPUTE RESOLUTION

Resolution of all disputes shall be in accordance with the terms and conditions contained in Schedule 6 “Governance & Change Control” Section 8 “Dispute Resolution Procedure “.

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5.             ORACLE FIRST STRATEGY

5.1           BT has an Oracle First Strategy (to be defined) with the purpose of displacing non-Oracle products used throughout BT with equivalent Oracle applications. The Supplier acknowledges that this is a strategic objective for BT and will support BT in achieving its objective.

5.2           Where the Supplier is bidding for work that includes the development or configuration of Oracle products, the Supplier shall ensure that developers are appropriately skilled and have the respective Oracle Certification (to be defined) relating to that application.

5.3           At BT’s request, the Supplier shall engage Oracle Consulting (to be defined) in order to:

•                  Obtain Oracle enterprise, architectural design and validation of Oracle components.

•                  Form part of the initial and ongoing governance relating to the Oracle components that form part of a planned delivery.

•                  Ensure adherence to Oracle best practice relating to Oracle products in the BT environment

•                  Provide BT project managers with regular product lifecycle and roadmap information relating to Oracle products

•                  Carry out the implementation and deployment of Oracle components.

•                  Participate in BT’s sign-on and sign-off reviews

5.4               Where the Supplier has been requested by BT to engage Oracle Consulting, the Supplier shall include in the Specification proposal the costs of Oracle Consulting resources, using the BT/Oracle rate card.

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6.         CO-LOCATION WORKING

6.1       The Supplier recognises that co-location of some of BT’s third party contractor (“BT Contractors”) teams facilitates the effective delivery of software releases. Where required by BT, the Supplier shall provide specific areas for the co-location of other BT Contractors, at no cost to BT or the other third party contractors.

6.2       These areas will be equipped by the Supplier, with appropriate equipment to enable effective remote working. This shall include, but not limited to

•                  An interactive whiteboard;

•                  IP Video cameras;

•                  An LCD display panel;

•                  PCs to control the whiteboard and video conferencing;

•                  Audio conference codec, microphones and speakers; and

•                  A touch screen control panel to manage the functionality.

6.3           Any access to Supplier premises shall be granted during normal working hours or such other hours as agreed between the Parties and upon a prior written notice (along with knowledge of  the names of such BT Contractor requiring such access), provided that:

•                  BT shall use all reasonable efforts to ensure that the BT Contractors, while on the premises of the Supplier or while handling any Supplier’s material comply with and observe all the security and other directives of the Supplier as notified in advance by the Supplier;

•                  the Supplier and BT Contractor execute reasonable binding confidentiality agreements in favour of the Supplier in a form to be provided by the Supplier, if required by the Supplier.

7.         BT ENGINEERING STANDARDS

7.1           The BT SDK standards are based on strong software engineering principles, best practices and seek to improve strategic reuse and quality of software delivered. These standards define the minimal requirements to develop high quality software and once deployed, will have minimal impact to business.

Suppliers shall ensure that all software delivered by the Supplier to BT fully complies with the latest BT specified SDK standards (published at the BT intranet site: https://collaborate.bt.com/wiki/display/SDK).

The Supplier must report the level of compliance to BT’s SDK standards on a regular basis to BT using the current SDK reporting template set out in Exhibit G. The compliance measurement will have a direct impact to the Supplier’s monthly vendor performance scorecard.

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7.2               The BT SDK standards cover broad aspects of engineering disciplines. These include:

(a) Software Architecture

The Supplier will ensure that systems are architected in such a manner that reduces complexity, avoids duplication, promotes more reuse, enables ease of testing and are functionally and non-functionally complete.

(b) Commercial Off — the - Shelf (COTS) Packages

Whilst many of BT’s systems are based on COTS packages, BT will often produce code to modify these and integrate to them. The  Supplier shall ensure that where possible, code produced by the Supplier is simple and abstracted out from the COTS package, thus enabling the logic and libraries created to be reused. The Supplier shall not write COTS-specific code but maintain generic integration.

(c)  Approved Technologies

The Supplier shall ensure that only BT approved technologies are used in the production of code and applications. BT considers technologies such as Microsoft Access, Microsoft Visual Basic, Perl and Stored Procedures to be inappropriate.

(d) Continuous Integration

The Supplier shall perform daily Continuous Integration Testing (CIT) with the code that it has developed prior to release.

(e) Source Control

Source control includes the management of changes to documents, programs, and other information stored as computer files. The Supplier shall adhere to BT’s standards on source control, ensuring all work use BT centrally managed repository.

(f) Function Point Information

The Supplier shall ensure that they have an appropriate level of skill and expertise in Function Point (FP) methodology to enable accuracy, consistency and completeness in Function Point reporting.

Function Points should be counted as per the IFPUG counting practices manual.

Function Point Estimations: For every Specification proposal, the Supplier shall provide BT with an estimate of the number of FPs to be delivered as per the expected scope of Work.

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Function Point Reporting:  The Supplier shall provide FP calculation information, at least 30 days before a Specification is scheduled to go live, for all agreed and signed-off user requirements. This shall include, but not be limited to, details of FPs produced per day. For Specifications where a FP count is not relevant, the Supplier shall record a FP count of zero.

(g) Agile Working Practices

All Services shall be implemented in accordance with the BT’s Agile Manifesto in Exhibits A and C.

(h) Development Environments

(i) The Supplier shall provide an appropriate development environment for their developers to design, code and test their module and applications in accordance to the minimum standards as defined in BT’s SDK standards. This shall include, in addition to suitable laptop or desktop hardware, necessary software and IDE tools to enable frequent code compilation, ability to write test cases and unit test, pilot new tools or code and the ability to conduct regular integrated testing (in accordance to standards defined in BT’s CIT).

(

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8.             BTO & BTI&D — OPERATING MODELS

8.1          BT Operate and BT Innovation and Design’s Operating Models are the codification of end-to-end delivery and in-life process for IT and Network Services.

8.2          The BT Innovation and Design Operating Model focuses on a number of key implementation themes. These include story decomposition (via STORM), customer engagement, acceptance into service (AIS), re-use, prioritisation and scheduling, continuous integration testing and business change deployment.

8.3          The BT Operate Operating Model provides a pre-emptive and proactive framework that enables the Supplier to operate efficiently and collaboratively in order to deliver and manage BT or customer services to time and quality.

8.4          Where the Supplier is providing resource to BT Operate and/or BT Innovate and Design, the Supplier shall work in accordance with the appropriate Operating Model set out in Sections 8.2 or 8.3. Any exceptions to this must be obtained in writing from BT.

9.             HOURS OF SERVICE

9.1          Unless otherwise specified in the Order, the Supplier may provide the Services during the normal Offshore Working Day.

9.2          Where there is an operational need identified in the Order for Work performed offshore to be performed according to UK Business Day hours this will be at no extra charge to BT.

10.          CONTRACT PERSONNEL

10.1        The e Supplier will be responsible for all Contract Personnel aspects relating to the provision of Services. All Contract Personnel providing the Services will be trained to meet the minimum requirements detailed within the Order.

10.2        Specific technical skills will be set out by BT in the Order. Such technical skills shall include network management and network planning skills, internet protocol, data and ICT skills.

11.          NOT USED

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12.          TIME BOOKING

For Time and Material engagements, at the request of BT, individual Contract Personnel resources may be required to book their time on BT internal systems or to make available time booking information obtained from their systems.

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EXHIBIT A

Agile Cook Book

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EXHIBIT B NOT USED

EXHIBIT C

The Agile Manifesto

http://agilemanifesto.org/

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SCHEDULE 1 APPENDIX 2

BUSINESS PROCESS OUTSOURCING SERVICES

1.	PURPOSE OF THIS APPENDIX

2.	SCOPE OF WORK

3.	RECRUITMENT AND TRAINING

4.	BPO TRAINING

5.	TRAINING & PROCESS MATERIAL

6.	HOURS OF SERVICE

7.	TELEPHONY

8.	EMERGENCY SUPPORT

9.	FORECASTING PROCESS

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1.                                      PURPOSE OF THIS APPENDIX

1.1                               This Appendix outlines the description of BPO Services and specific arrangements for the provision of Business Process Outsourcing (“BPO”) Services.

2.                                      SCOPE OF WORK

2.1                               The Supplier shall provide a range of Business Process Outsourcing (“BPO”) Services from time to time to BT.

2.2                               BPO Services includes, all or some of the Services listed below.  Specific BPO Services required by BT shall be detailed in individual Order that may be agreed from time to time during the Contract Period.

•                  Remote service desks

•                  Technical help desks

•                  Contact centres

•                  Service agility

•                  Marketing services

•                  Financial reporting

•                  Billing

•                  Debt management

•                  Debt recovery

•                  Invoice reconciliation

•                  HR services

•                  OHS

•                  Legal services

•                  Regulatory support

•                  Procurement

•                  Reporting & analysis

•                  Communications

•                  Business change

•                  Bid support

2.3                               Order specific requirements shall be set out by BT in the Specifications which template is in Exhibit A of this Appendix.

3.                                      RECRUITMENT AND TRAINING

3.1                               The Supplier is responsible for all aspects of the recruitment of appropriate Contract Personnel.

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3.2                               The Supplier will introduce a robust recruitment process in accordance with the provisions of Schedule 4 Appendix 1 headed ‘BT Human Resources Recruitment Policy’, which will provide a consistent quality approach across all sites. The standard process will ensure that the Supplier recruits the right people with right talents, skills and knowledge to deliver the Services required by BT as detailed in the Order.

3.3                               In the event that a specific Order requires the security vetting or clearance of Contract Personnel then this will be agreed between the Parties for that specific requirement.

3.4                               The Supplier shall provide the necessary induction and introductory training before new personnel undertakes Services. The following training must be undertaken prior to commencement of the Services for BT:

(a)                                 Induction training

•            Telephone voice skills (including voice and accent neutralisation)

•            Written including email skills

•            Interpersonal skills

•            Customer management skills

•            PC skills (including Windows operating system, the Internet and Microsoft Internet Explorer)

(b)                                 technical training: training on the products and services that the Contract Personnel will support;

(c)                                  professional training: all training related to professional skills required by the Contract Personnel such as communication, troubleshooting, composure, language training (if not native speaker), service culture and support processes and tools.

3.5                               BT will ensure that the Supplier receives appropriate briefings, e.g. for product / process / system changes, in a reasonable time period to enable the Supplier to produce and roll-out an adequate training plan. The Supplier will provide all other soft and hard training packages.

3.6                               The Supplier is responsible for accurate and timely updates of all training material as a result of new briefings.  The requirement is that all training material is updated within a maximum of one (1) week or as agreed between the Parties on a reasonable basis.

3.7                               The Supplier will ensure that all trainers working on this BT contract have achieved a proven standard of excellence either in the writing or documentation of training material or in the delivery of said material.

3.8                               The Supplier must provide continual evaluation of the ability of the trainers (to both deliver training material and to design training material) based on feedback from training courses, results of graduation bay and evaluations by BT and the Supplier.

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3.9                               All new training due to changes to BT products and/or processes and/or systems will be charged pro rata by the Supplier to BT at the specified price(s) contained within this Contract.

3.10                        Training replacement or new Contract Personnel due to attrition will be the responsibility of the Supplier and will not be charged to BT.

3.11                        Training due to the redeployment of agents across product sets or sites, which has not been agreed in advance with BT will not be a chargeable activity.

4.                                      BPO TRAINING

4.1                               The Supplier will ensure that all Contract Personnel are trained on, but not limited to, the following training modules provided by BT to the level required to provide the required BPO Services.

•                  Customer soft skills

•                  Call control

•                  Complaint handling

•                  Written skills — to response to emails and letters

•                  BT culture (where engaging with external, non BT, individuals

•                  BT and respective line of business structure

•                  BT senior management team and respective line of business organisation

•                  Insight into the customer base

•                  Overview of end-to-end processes experienced by customers to BT

•                  Overview of relevant commercial decisions behind the product, their impact on the Customer and the drivers of dissatisfaction (e.g. port restriction activity)

•                  BT and respective line of business sub-contractor relationship

•                  Performance reporting

•                  Diagnostic training

•                  Resource Management

•                  Call handling techniques

•                  Compliance training packages

4.2                               In addition to the training listed above and in Section 3 of this Schedule the Suppliers Contract Personnel shall also undergo BT specific process trained as listed in the Order. Upon completion of BT specific process training BT shall assess the competence of the Contract Personnel against the role to which they are assigned and provide accreditation that the Contract Personnel is ready to provide Services to BT.

4.3                               On completion of training the Contract Personnel shall work to the standards as detailed in the Specification and as agreed in the relevant Order which for the avoidance of doubt shall be of standards acceptable to BT at an operational level and Best Industry Practice.

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5.                                      TRAINING & PROCESS MATERIAL

5.1                               All BT related and product specific training material will be developed by the Supplier, with the support of BT, at the Suppliers own cost.

5.2                               All BT related and product specific training material will be issued to BT and approved in writing by BT prior to the commencement of training. BT shall have the right of access to all current BT related and product specific training material and process material and all subsequent material used by the Supplier for the provision of Services to BT to ensure its ongoing accuracy.

5.3                               All training and process material must be updated to reflect: briefings; changes to procedures and feedback from training courses.

5.4                               All training and process material shall be reviewed every six (6) months by the Supplier and BT.

5.5                               Where appropriate, existing training material designed by BT will be utilised and the Supplier’s trainers accredited.  In these instances, the Supplier must ensure that they deliver the most up to date material, subject to BT’s obligation to provide updates.

5.6                               All BT related and product specific training material and process material relating to the Services, created or developed by the Supplier arising from the performance of the Contract shall be the Intellectual Property Rights of BT. This applies to both existing material created as well as any new material.

6.                                      HOURS OF SERVICE

6.1                               The Contract Personnel shall work any eight (8) hour period (excluding all breaks) within any twenty four (24) hour period.

6.2                               The Supplier shall support any shift work required by BT under an Order. The Charges for shift work shall be as per Exhibit A to Appendix 2 of Schedule 2.

7.                                      TELEPHONY

7.1                               Incoming calls will be routed via dedicated access line numbers owned by BT with these numbers terminating on the Suppliers ACD switch / call routing system.

7.2                               The Supplier will provide the facility to allow BT to remotely monitor calls from all its facilities except where stated within the Order.

7.3                               The Supplier, unless otherwise agreed, will provide telephony, the transit of the calls to the agent desktop and the collection of all MIS necessary to control and manage the telephony network as associated with the specific Services provided.

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7.4                               The Supplier’s telephony network includes on-site call routing, cross-site call balancing, and deliver to numbers (DTNs).

7.5                               MIS (as defined in Schedule 6 (Governance & Change Control) will be made available to BT in order to prove the efficiency of the telephony network and to allow BT to evaluate the efficiency of the call handling.

7.6                               Where required the Supplier will record and maintain all in-call announcements, switch-based call routing and switch-based out-of-hours messages as required and will make changes to announcements within forty eight (48) hours following receipt of an approved change / message, with the exception of broadcast messaging, which will need to be activated within two (2) business hours following BT’s request. All messaging will be signed off and approved by BT.

7.7                               The Supplier’s telephony network must be capable of interfacing with Computer Telephony Integration (CTI), where the functionality is available.

7.8                               Where the Supplier is to provide any CTI functionality or integration with any other application, this will be by separate agreement between both Parties.

7.9                               The Supplier will provide all necessary telephony equipment for use by all of their Contract Personnel.

7.10                        All voice traffic will be conducted to an acceptable standard as reasonably agreed between the Parties, this to be agreed between the Parties for all new connectivity methods.

7.11                        The Supplier’s onsite telephony equipment, defined as the transport of voice calls from the ISDN connection to the agent turret, will be provided with reliability and availability to give an overall availability of 99.9% measured over a calendar month. Scheduled maintenance is excluded from this calculation.

7.12                        The telephony network availability is defined as the ratio between the times the agents could actually use the telephony network (outside of schedule maintenance windows) divided by the theoretical maximum available time, with a target ratio of 0.999.

8.                                      EMERGENCY SUPPORT

8.1                               The Supplier may be required to support BT in the event that BT is unable to handle the work volume that is received. The Supplier will endeavour to provide such support provided prior agreement is reached on the following:

•                  Service required, including scope of systems needed to provide the service

•                  Contract Personnel training requirements

•                  Time period

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•                  Volume impact

•                  Pricing

•                  For the period of this “emergency” support, all SLA’s within the associated Order will be waived.

9.                                      FORECASTING PROCESS

9.1                               BT will submit to the Supplier each month a rolling three-month forecast detailing the expected levels of orders to enable the Supplier to provide the necessary manpower resource planning and training (“Contract Personnel Forecast”). Any Contract Personnel Forecast is provided for information purposes only and represents no commitment on behalf of BT.

9.2                               The first month will be a committed forecast, with subsequent months two (2) and three (3) being an indicative uncommitted volume.  The order forecast of months two (2) and three (3) shall be governed by the constraints defined within Sections 9.6 and 9.7.

9.3                               In the event that the Supplier does not receive the order forecast from BT the Supplier shall be entitled to rely upon the previous agreed Contract Personnel Forecast for the purposes of re-sourcing and charging.

9.4                               The Contract Personnel Forecast will forecast the total Contract Personnel required to provide the Services to the required Service Levels, broken down into all service elements and with any supporting assumptions.

9.5                               The order and Contract Personnel Forecast will be agreed and signed by both Parties with a commitment by the Supplier to deliver the required resource within the timeframes outlined in Section 9.6 and 9.7.

9.6                               Where BT and the Supplier agree an increase in the Contract Personnel Forecast the Supplier shall complete the recruitment within a six (6) to eight (8) week period at offshore location unless agreed otherwise between BT and the Supplier. The Supplier shall aim to shorten this period where possible.

9.7                              Where BT and the Supplier agree a decrease in the Contract Personnel Forecasts the notice periods defined below shall apply:

•	One (1) month notice period	25% reduction in Contract Personnel
•	Two (2) month notice period	50% reduction in Contract Personnel
•	Three (3) month notice period	75% reduction in Contract Personnel
•	Four (4) month notice period	100% reduction in Contract Personnel

9.8                               Where BT forecasts a ramp down followed by a ramp up (e.g. November / December / January — where December is a low volume month), BT may request the Supplier to

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manage the temporary reduction, up to a maximum of ten (10%), through control of Contract Personnel schedules, leave etc and minimise the need to release and re-recruit Contract Personnel.

The Supplier will make all reasonable efforts to meet BT’s request.

9.9                               BT shall provide the Supplier with a four (4) month notice period where it intends to cease any activity carried out by the Supplier with no additional cost or liability to BT.

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SCHEDULE 1 — APPENDIX 3

INTERNATIONAL DEVELOPMENT SERVICES

1.	PURPOSE OF THIS APPENDIX	2

2.	INTERNATIONAL DEVELOPMENT PRINCIPLES	2

EXHIBITS

EXHIBIT A — TEAMING AGREEMENT

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1.                                      PURPOSE

This Appendix sets out the principles of engagement where BT:

a.                          has the potential to act as prime contractor in a bidding exercise for work from a private or public organisation; or

b.                          in its capacity as a supplier/communication service provider has been awarded a contract by BT Customer to provide BT products and services.

In either circumstance, BT may appoint the Supplier to work with BT either in a teaming arrangement or as BT’s subcontractor in a BT and BT Customer contract.

2.                                      INTERNATIONAL DEVELOPMENT PRINCIPLES

2.1                               Teaming Arrangement

(a)                                             The Teaming Agreement assumes that the Supplier will be the subcontractor for BT who is the prime contractor, if a contract is awarded to the prime contractor.  This Teaming Agreement is only a form agreement and it must be adapted by the Parties to meet their specific requirements and expectations.  Most importantly, any decision to enter into a teaming agreement in a specific case must be justified on the basis of the specific circumstances of that case, in particular the services tendered for and BT’s and the Supplier’s respective expertise and capabilities in that area.

(b)                                             The Teaming Agreement sets out the basis upon which BT and the Supplier will co-operate together to bid for a contract. It deals with pre-contract negotiation, expenses of the parties and the contractual arrangements to be entered into if the bid is successful.

(c)                                              From time to time, BT will seek to engage the Supplier in a bidding exercise that requires services of a provider who has the expertise of the Supplier.

(d)                                             If the Supplier wishes to participate in the specific bidding exercise, Parties shall enter into the Teaming Agreement attached in the Exhibit herein.

(e)                                              This Appendix also sets out a template of Teaming Agreement which Parties would use for individual teaming arrangement.

(f)                                               The template in Exhibit A is designed to allow BT to enter into agreement with the Supplier to enable BT and Supplier to respond to an invitation to tender from the private sector or the public sector.

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(g)                                              It is acknowledged that generally BT shall only enter into a teaming agreement with the Supplier when bidding for contracts covering ICT markets, in specific cases where such cooperation is justified on the basis of the parties’ relevant complementary expertise and capabilities. In particular, the Parties may decide to enter into a teaming agreement where they do not have overlapping capabilities in the relevant area, or where for technical or commercial reasons such cooperation is necessary to allow the Parties to mount a credible tender for projects they would not be able to fulfil or would not have bid for individually, or where such cooperation is indispensable to achieve the required efficient outcome on a Customer project.

(h)                                             Any teaming agreements with the Supplier should be limited to the specific scope and duration of the specific tendered project, and must not include any unnecessary restrictions on the parties.

(i)                                                 Parties shall take competition law advice before any teaming agreement is entered into with respect to any workshare.

2.2                               Superseding Conditions

(a)                                             If BT appoints the Supplier as a subcontractor to a BT and BT Customer contract, BT is obliged to flow-down, or where BT deems desirable to flow-down, BT Customer-facing terms into this Contract through a new Order in particular a Work Package.

(b)                                             The flow-down shall be achieved by allowing selected BT Customer-facing provisions to be added into a new Order in particular a Work Package unamended and giving them precedence over the terms and conditions in this Contract by including the superseding conditions in Exhibit C to this Appendix.

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EXHIBIT A

A TEAMING AGREEMENT    dated                                                                   20

made between the Parties:

(1) “BT” -	British Telecommunications plc
Registered office: 81, Newgate Street, London EC1A 7AJ
Registered number: 1800000 ;and

(2) “Supplier” -	[Name of Supplier]
Registered office:
Registered number: Supplier’s number

Background

The Parties wish to enter into this Agreement to facilitate any response to an ITT and to develop the best technical and management approaches fully responsive to the requirements of a Customer.

Agreement

In consideration of the sum of one pound (£1) payable by BT to the Supplier and of their respective obligations under this Agreement, the Parties agree as follows:

1.  Definitions

In this Agreement, the following expressions, where used, shall have the meanings respectively ascribed to them:

“Agreement” — this Teaming Agreement including the Schedule to it.

“BT”- British Telecommunications plc, its successors and assigns and, where appropriate, companies within the BT Group of companies.

“BT’s Commercial Contact” — E-Mail                    or such other person whose identity and contact details may be notified to [SUPPLIER]’s Commercial Contact from time to time.

“Commencement Date” - [                              ]

“Contract”- the contract(s) (if any) to be awarded by the Customer to BT in response to the Proposal.

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“Customer” - the person or entity issuing the ITT.

“Intellectual Property” -intellectual property in which any Intellectual Property Rights exist.

“Intellectual Property Right(s)” or “IPR(s)” - any patent, petty patent, copyright, design right, community design right, semiconductor topography right, registered design, rights in know-how, or any similar right in any part of the world and shall include any applications for the registration of any patents or registered designs or similar rights capable of registration in any part of the world.

“ITT” - invitation to tender in respect of the project issued by the Customer.

“Minimum Commercial Terms” — as set out in Schedule 1 Part 1.

“Party” — either party to the Agreement; and “Parties” shall mean both parties to the Agreement.

“Proposal” - Parties’ response to ITT.

“Sub-Contract” - the sub-contract(s) (if any) to be awarded by BT to the Supplier predicated on the Proposal; and “Sub-Contracted” shall be construed accordingly.

“Supplier’s Commercial Contact” — E-Mail                  or such other person whose identity and contact details may be notified to [BT]’s Commercial Contact from time to time.

“Supplies” — the deliverables and work required to be supplied to or performed for BT under the Sub-Contract.

“Services” - all services to be performed for BT and/or supplied to BT, under the Agreement.

“Term” — xxx (x) year(s) from the Commencement Date

“Work Share” - the Supplier’s workshare as identified in Schedule 1 of the Agreement.

2. Term

This Agreement shall commence on the Commencement Date and shall continue until the termination or expiration of the Agreement (“Term”) unless extended or terminated in accordance with the provisions of this Agreement.

3. Relationship of parties

3.1 The relationship between BT and the Supplier shall be solely that of independent contractors. Nothing in the Agreement shall be deemed to constitute, create or give effect to or otherwise recognise a joint venture, partnership or formal business entity of any kind and the rights and obligations of the Parties shall be limited to those expressly set forth in the Agreement.  Nothing contained in the Agreement shall be construed as authorising either Party to act as an agent or representative of the other.

3.2 Subject to Parties obligation in Condition 13, nothing in the Agreement shall prevent BT from soliciting from any third party the work that the Supplier is intended to perform under the Agreement. Similarly, nothing in the Agreement shall prevent the Supplier from soliciting from any third party the work that BT is intended to perform under the Agreement. The Agreement shall not preclude either Party from competing for, or contracting independently, from the

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other on any other government or industry programme that may develop or arise in the general area of business of the Work Share or Proposal.

3.3 Nothing contained in the Agreement shall be construed as providing for the sharing of profits or losses arising out of the performance of any Sub-Contract. Except as expressly provided for in the Agreement, neither Party will be liable to the other for any costs, expenses, risks, or liabilities arising out of the other Party’s participation in the preparation, submission, or sustaining of any Proposal, including, without limitation, costs or expenses incurred in pre-Proposal activities, in the preparation and sustaining of a Proposal, in the clarifications, discussions, or selection process, in benchmark, qualification, operational capability, and/or first software or product testing or demonstrations, or in protests or other litigation challenging any prime contracts awarded, or intended to be awarded, by the Customer.

3.4 All contacts with the Customer with respect to any Proposal shall be the responsibility of BT. Any contacts made by the Supplier with the Customer concerning work proposed to be performed by the Supplier under any contract that may result from the Proposal shall be with the full knowledge and concurrence of BT.

3.5 The Supplier agrees that it shall not sub-contract any part(s) of its Work Share without prior written consent of BT, such consent shall not be unreasonably withheld. If such consent is given the Supplier shall be solely responsible for any actions of any sub-contractor and for ensuring that they abide by the confidentiality provisions (mutatis mutandis) set out in the Agreement.

3.6 For the purposes of the Proposal, BT reserves the right to work with or enter into such contractual relationships with third parties as BT considers necessary to meet Customer requirements in the Proposal for work outside the ambit of Supplier’s Work Share.

3.7 BT and the Supplier enter into the agreement subject to any competition law or other relevant legal or statutory requirements affecting the Work Share.

4.  Proposal Preparation

4.1 The Supplier shall prepare the relevant Work Share:

(a)                                  particulars of which shall be appended in Schedule 1 Part 2 of the Agreement;

(b)                                 as part of any Proposal in accordance with the terms of the Agreement to BT’s reasonable satisfaction.

4.2 The Proposal will be submitted to the Customer in the name of BT as prime contractor and identify the Supplier as a nominated sub-contractor for the Sub-Contract work.

4.3 The Supplier shall provide adequate qualified and experienced (including where necessary, with due government security clearance) resources to engage with BT in the due diligence as part of the Proposal and during the Term of the Agreement.

4.4 The Supplier shall provide relevant equipment and software where there is a requirement for demonstration or testing under the ITT to the Customer. If the Supplier is not able to meet the requirement for lack of the equipment or software, BT shall provide the equipment or software on loan to the Supplier subject to execution of a bid-specific loan agreement.

4.5 The Supplier shall act in good faith and meet with BT regularly to plan and prepare the Proposal.

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4.6 The Supplier shall submit to BT all appropriate Intellectual Property and information concerning its Work Share for use in Proposal preparation.

4.7 BT shall prepare the Proposal, integrate the information provided by the Supplier and submit the Proposal to the Customer. BT shall include in the Proposal the Supplier’s proposed price for the Supplier’s Work Share. BT shall consult with the Supplier, before submission of the Proposal to the Customer on all matters concerning the Supplier’s Work Share.

4.8 BT shall be responsible for any communications with the Customer on the Proposal and agrees to give the Supplier an opportunity to be present at meetings, demonstrations and to participate in any due diligence with the Customer that may concern the Supplier’s Work Share.

4.9 BT shall consult with and obtain the concurrence of the Supplier (which shall not be unreasonably withheld or delayed), before making any changes in the Proposal which concern the Supplier’s Work Share.

4.10 BT agrees to keep the Supplier fully advised of any changes in the ITT or the Customer’s requirements and regularly advise the status of the Proposal following its submission to the Customer.

4.11 The Work Share to be undertaken by each Party according to the Parties’ respective capabilities and expertise, and shall be as identified in Schedule 1, or as subsequently varied by written agreement between the Parties. The contemplated division of the Work Share in Schedule 1 is predicated on the Parties’ understanding of the ITT and/or the Customer’s requirements as of the date of the Agreement. Should the Contract, when issued, reflect a change to this understanding, or should the Contract be modified, the Parties shall have the right to modify this contemplated division of the Work Share.

4.12 Each Party shall identify risks associated with their Work Share during the pre-Proposal stage and maintain a risk management strategy and each individual risk shall be managed by the Party taking the risk. The risk register shall be captured as part of Schedule 1 Part 2.

4.13 For the avoidance of doubt, nothing in the Agreement shall be construed to grant the Supplier the right to make commitments of any kind for itself or on behalf of BT during the Work Share preparation save and except where the Supplier has obtained prior written approval to specific commitments from BT.

4.14 The Supplier will cooperate with BT in agreeing an appropriate degree of openness and mutual visibility as regards price benchmarks and price targets, cost builds, risk, overhead and profit levels, demonstrating value for money propositions consistent with the requirements of the ITT and to maximise competitiveness of the Proposal and/or Work Share which shall include in the case of the Supplier a requirement to demonstrate the competitiveness of any of its sub-contractors.

4.15 The Parties shall consult and agree with one another when choosing suppliers consistent with the requirements of the ITT so as to avoid any conflicts of interest or competitive concerns.  The Parties recognise that the final choice of suppliers may be subject to customer approval.

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4.16 Upon award of the Contract, BT shall, subject to the terms of the Agreement, award the Sub-Contract to the Supplier.

5. Work Share

The Supplier shall:

(a)                                 negotiate its Work Share with BT (and at BT’s request, with the Customer) when called for by BT, which negotiation may include, but not be limited to, participating in Customer workshops to determine Work Share and viable solutions;

(b)                                 be solely responsible for the Work Share relating to the parts of the ITT that are, or are to be, Sub-Contracted to the Supplier;

(c)                                  attend all the workshops and meetings to agree the Work Share; and

(d)                                 promptly supply the response in accordance with the agreed timescales to meet the Customer’s deadline for the Proposal submission.

6.      Responsibilities of the Parties

6.1 BT shall:

6.1.1 within a reasonable time, furnish to the Supplier the Customer requirements and/or ITT documents and any amendments to them issued by the Customer from time to time;

6.1.2 keep the Supplier fully informed of significant events, deadlines, and milestones regarding the ITT and/or Customer requirements;

6.1.3 prepare and submit to the Customer, all proposals and other submissions required or requested by the Customer, provided however, that any Proposal submitted by BT to the Customer shall identify Supplier as a principal subcontractor to BT and, provided further, however, that BT, as Proposal lead, shall make the final determination regarding the form and content of the Proposal, including, without limitation:

a.   the cost or pricing proposal or information related to prices submitted to the Customer, subject only to the limitation that BT shall not reduce the price proposed by Supplier for Supplier’s Work Share without the prior approval of Supplier; and

b.   the content of the technical, business management or other proposals submitted to the Customer.

6.1.4 maintain responsibility for all contacts and communications with the Customer and for all decisions relating to the Proposal, provided however, that BT shall not unreasonably exclude Supplier from participating in Customer communications regarding the Proposal; and

6.1.5. upon award to BT of any Contract resulting from the Proposal, the Parties will consider whether such Contract justifies their cooperation on the basis of their complementary skills and expertise. Subject to such review and to the Supplier’s satisfactory discharge of its antecedent obligations under the Agreement and except as otherwise agreed upon by the Parties, BT may award to Supplier a Sub-Contract for the performance of such Work Share as is called for under the Agreement, provided however:

a.         that the tender is for a project in an area where the parties do not have overlapping capabilities, or that such cooperation is necessary to allow the Parties to mount a credible tender that they would otherwise not be able to fulfil or would not have bid for individually, or that such cooperation is indispensable to achieve the required efficient outcome;

b.         that such proposed Sub-Contract shall be subject to the approval of the Customer;

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c.          that such proposed Sub-Contract shall include all clauses required by law, regulation and such clauses incorporated in BT’s prime contract that, by its terms, must be incorporated in Sub-Contract awarded by BT (terms and conditions of BT’s prime contract which Supplier acknowledge will flow down to the Supplier in the Sub-Contract are incorporated here in the Agreement);

d.         that such proposed Sub-Contract shall not include any provision authorising the termination in whole or in part of the Work Share to be performed by Supplier for the convenience of BT or the Customer, or either of them, unless BT’s prime contract shall first have been correspondingly terminated, in whole or in part, for convenience, and only if the portion terminated by the Customer corresponds with the Supplier’s share of the contract work;

e.          that such proposed Sub-Contract shall require Supplier to indemnify BT for and against any and all claims and losses arising out of the inaccuracy or incompleteness of cost or pricing data or information related to prices submitted or required to be submitted by Customer and/or the failure of Supplier to comply with applicable regulations or law; and

f.           that such proposed Sub-contract shall not be effective until Supplier executes and submits (where required) to BT all certifications required by law, regulation, the terms of BT’s prime contract and the Proposal.

6.2 The Supplier shall:

6.2.1 within a reasonable time, respond to all requests by BT for all data and information, including, without limitation, Intellectual Property and any other specifications, designs, process information, cost or pricing information, or information related to prices needed by BT to successfully compete for the work share proposed by the ITT;

6.2.2 participate, to the extent deemed necessary or desirable by BT in negotiations, discussions and other communications with the Customer and/or other BT sub-contractors involved in the Proposal or sub-contractors to another prime-contractor involved in the ITT, it being expressly understood and agreed that Supplier shall not participate in any communications, clarifications, discussions, or negotiations with the Customer or other sub-contractors concerning the Proposal without the prior express approval of BT;

6.2.3 execute and submit to BT all certifications required by law, implementing regulations, the terms of BTs’ prime contract, or the Proposal;

6.2.4 upon award to BT of a Contract, accept and perform Sub-Contract(s) for such of the Work Share as is required by the Agreement, provided, however:

(a) if the ITT or Contract requires BT to comply with requirements for submission of cost or pricing data, or information related to prices (e.g. established catalogue or market prices), Supplier shall provide to BT the data or information. Nothing in the subparagraph or in any other provision of the Agreement shall be construed as giving one Party the right to audit the books and records of the other Party; and

(b) the Supplier agrees to take responsibility for its cost and pricing data or information related to prices and hold BT harmless to the full extent of any price or cost reduction effected by the Customer that may result from: (i) the cost or pricing data or information related to prices submitted or certified by Supplier; or (ii) the failure by Supplier to disclose and consistently follow agreed cost accounting practices.

6.2.5 extend to BT at all times such cooperation as requested by BT to facilitate successful competition for the ITT;

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6.2.6 not submit any data or information directly to the Customer regarding the ITT without the express written consent of BT;

6.2.7       provide BT with timescales for submission to BT with a detailed response in accordance with the Work Share and the ITT;

6.2.8 if the Contract offered or intended to be offered by the Customer is changed by the Customer in any material respect from Proposal to be submitted by BT and such change materially affects the Work Share then BT and the Supplier shall promptly enter into good faith negotiations to agree an amendment to the Work Share or the Agreement, as may be appropriate, to enable BT to submit a compliant Proposal. BT shall not reach any agreement binding on the Supplier or which materially affects the Sub-Contract without the prior written consent of the Supplier; and

6.2.9 accept that all the key terms and conditions in the Contract that are relevant to the Work Share of the Supplier shall (mutatis mutandis) form part of the Sub-Contract. Similarly, the Supplier shall flow down the relevant terms and conditions in Sub-Contract to its suppliers or sub-contractors.  In each Sub-Contract, the Supplier acknowledges and accepts that as a minimum the terms and conditions in Schedule 1 Part 1 shall be integrated into the Sub-Contract.

7. Assignment and Sub-contracting

The Supplier shall not assign or subcontract the whole or any part of the Agreement without BT’s prior written consent.

8. Intellectual Property Rights

8.1 Nothing in the Agreement shall be deemed to assume the transfer of ownership of any pre-existing Intellectual Property Rights. Subject to any express provisions contained in any Sub-Contracts (which shall prevail in the event of any conflict with this Condition), all Intellectual Property Rights including, without limitation, copyright in any material produced in pursuance of the Proposal, shall vest in and at all times remain vested in the originator of that Intellectual Property. For the purposes of the Agreement, the Parties shall agree the principles governing ownership of Intellectual Property Rights in the results of any joint development undertaken by the Parties.

8.2 The receiving Party shall at all times respect the Intellectual Property Rights of the other Party and shall ensure that the Intellectual Property is used solely for the purpose of the Agreement.

8.3 If the Supplier terminates the Agreement pursuant to Condition headed “Termination”:

(a) the Supplier will grant non-exclusive licences on fair and reasonable terms, permitting BT to use the Supplier’s Intellectual Property where reasonably required by BT to prepare the Proposal and fulfil the Contract. Any such licences shall include the right where necessary to grant sub-licences. Amongst other things, such fair and reasonable terms shall take into consideration the value of the contributions of the Parties to the preparation of the Proposal; and

(b) if the exercise of the licences granted to BT pursuant to 8.3(a) above necessitates the use of the Supplier ‘s Intellectual Property or the Intellectual Property of a third party then the Supplier shall procure that the party owning the Intellectual Property shall grant appropriate licences to BT on fair and reasonable terms.

8.4 The Supplier agrees that any licence granted to BT by the Supplier pursuant to this Condition shall entitle BT to sub-licence free of charge any other sub-contractors to use the

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Intellectual Property of the Supplier solely to the extent necessary for the purpose of preparing their parts of the Proposal and fulfilling any Sub-Contract with BT for the Contract. In the event of termination of the Agreement or withdrawal of the Supplier as set out in 8.3 above such licences shall be from that date onwards on fair and reasonable terms.

8.5 The provisions of this Condition shall survive termination or expiry of the Agreement for any reason.

9. Intellectual Property Rights Indemnity

9.1 The Supplier shall indemnify and hold BT harmless from and against any and all claims, demands, proceedings and judgements made against BT (and any costs and expenses incurred by BT with the prior approval of the Supplier) in respect of any infringement or alleged infringement of any Intellectual Property Rights by BT arising directly or indirectly out of the use by BT in accordance with the terms of the Agreement of any information or data or Intellectual Property Rights provided or licensed under the Agreement by the Supplier. This indemnity shall only apply if:

(a)         BT informs the Supplier promptly of any such claim, demand, proceeding or judgement which has come to its notice; and

(b)         BT allows the Supplier to assume the entire direction and control of any such claim, demand, proceeding or judgement at the expense of the Supplier and takes all reasonable steps to co-operate with the Supplier in the defence or settlement thereof, and makes no admission to the claimant or otherwise which might prejudice the Supplier’s conduct or of any negotiations for settlement; and

(c)          In particular, but without prejudice to the generality of the above, the above indemnity shall not apply to infringement or alleged infringement attributable to any combination of the information or data or any product derived from it with any other information, data or product except to the extent that such infringement or alleged infringement would have arisen independently of such combination.

10. Award of the Contract and Sub-Contract

10.1 If BT is awarded the Contract by the Customer, the Parties shall, subject to the terms of the Agreement enter into the Sub-Contract, provided their co-operation is justified for the specific project, based on the subject matter and their respective capabilities and expertise.

10.2 The Sub-Contract shall constitute an order under a contract to be drawn up between BT and the Supplier and the following terms shall apply, in relation to its Work Share:

(a)         shall comply and shall ensure all Supplies comply with all BT’s obligations and the Customer’s requirements (mutatis mutandis) under the Contract such that BT is in a reasonable position (having regard to any required timescales) to comply with its obligations and the Customer’s requirements under the Contract;

(b)         shall not do nor omit to do anything that would put BT in breach of its obligations to the Customer under the Contract;

(c)          shall comply with all obligations and requirements that the Contract requires BT to impose upon the Supplier as if such obligations had been imposed upon and accepted by the Supplier;

(d)         grants to BT, to BT’s Customer and/or to third parties such rights and licences as BT is required to respectively obtain from the Supplier for BT, BT’s Customer and/or third parties under the Contract;

(e)          shall, where the Contract requires BT to indemnify BT’s Customer, similarly indemnify BT; and

(f)           have the same liabilities to BT as BT has to the Customer under the Contract, but not in relation to any financial cap

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10.3 Without prejudice to 10.2 above, the Sub-Contract, as a minimum, shall also include provisions that reflect the Minimum Commercial Terms.

11. Termination of this Agreement

11.1 The Agreement shall terminate on the occurrence any of the following events:

(a)         Written notice from the Customer to BT that it will not award a Contract;

(b)         Written notice from the Customer to BT of award of a contract in relation to relevant Work Share subject-matter to a third party;

(c)          Execution of a Sub-Contract by and between BT and the Supplier for performance of the Work Share;

(d)         Termination of the Agreement by mutual written agreement of BT and Supplier;

(e)          If the Supplier become insolvent or cease to trade or compound with its creditors; or a bankruptcy petition or order is presented or made against the Supplier ; or where the Supplier is a partnership, against any one partner, or if a trustee in sequestration is appointed in respect of the assets of the Supplier or (where applicable) any one partner; or a receiver or an administrative receiver is appointed in respect of any of the Supplier ‘s assets; or a petition for an administration order is presented or such an order is made in relation to the Supplier ; or a resolution or petition or order to wind up the Supplier is passed or presented or made or a liquidator is appointed in respect of the Supplier (except for reconstruction or amalgamation);

(f)           Cancellation of the ITT or substantial changes thereto making it, in BT’s opinion, undesirable for BT to submit a Proposal;

(g)          Debarment or suspension of either Party by a competent authority, if such debarment or suspension precludes the participation by such Party in pursuing the Agreement, or indictment of either Party in any criminal proceeding related to doing business with a public entity as a prime contractor or subcontractor;

(h)         The expiration of twelve (12) months from the date of the Agreement; provided, however, the Agreement may be extended for a single period of a maximum of twelve (12) additional months by mutual agreement where a Proposal has been made, but no Contract awarded;

(i)             The Supplier is in breach of any provisions of the Agreement and fails to remedy such breach within thirty (30) days of receipt of written notice from BT requiring such remedy;

(j)            The business of a Party shall be managed or controlled or shall be carried on wholly or mainly for the benefit of or on behalf of any third party not being a parent, subsidiary or associate company of such Party at the date of the Agreement, unless that Party shall have first obtained the written consent of the other Party;

(k)         By written notice from BT to the Supplier, upon the failure, or at BT’s discretion, the likely failure of the Parties to reach agreement under the requirements of Conditions 4, 5 and 6.2;

(l)             by written notice from BT to the Supplier, upon the failure, or at BT’s discretion, the likely failure of the Parties negotiating in good faith to reach agreement, by the time stipulated by the Customer, to any changes sought by the Customer to a Proposal pursuant to Condition 6.2.7;

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(m)     the Customer directs that one of the Parties shall not be required to participate in the ITT or Proposal either initially or in a subsequent phase of the project; or

(n)         BT’s decision not to submit the Proposal or the Supplier’s decision to withdraw from the Proposal as provided in Condition 12.

11.2 The termination of the Agreement shall be without prejudice to the rights and remedies which shall have accrued to the Parties prior to the date of such termination.

11.3 Upon termination of the Agreement, each Party shall return to the other at their request all materials or information (along with all copies) belonging to or supplied by the requesting Party pursuant to the Agreement.

12. Right to Withdraw

12.1 At any time before submission of the Proposal, BT may decide not to submit the Proposal, and/or the Supplier may decide to withdraw from its involvement in the ITT.

12.2 BT and the Supplier will notify the other forthwith in writing of its decision to withdraw and will give as much advance warning as reasonably practicable of the likelihood of such decision being made.

13. Confidentiality

13.1 In this Condition, “Openreach Information” and “BT Wholesale Information” mean respectively information which BT from time to time identifies to the Supplier as being commercially confidential, or is by its nature commercially confidential, to the BT lines of business known as “Openreach” or “BT Wholesale”, as the case may be.

13.2 Except with written BT’s agreement, the Supplier shall not disclose Openreach Information or BT Wholesale Information to any BT employee, agent or contractor who is not employed within or by Openreach or BT Wholesale, as the case may be.

13.3 Subject to the Condition headed ‘Intellectual Property Rights”, either Party receiving information (“the Recipient”) from the other shall not without the other’s prior written consent use such information except for the purposes of the Agreement or disclose such information to any person other than to their respective employees, agents and contractors who have a need to know and who are bound by equivalent obligations of confidentiality. Any breach of such obligations by such employees, agents or contractors (as the case may be) shall be deemed to be a breach by the Supplier or BT respectively.

13.4 Paragraphs 2 and 3 of this Condition shall not apply to information that is:

(a) published except by a breach of the Contract; or

(b) lawfully known to the Recipient at the time of disclosure and is not subject to any obligations of confidentiality; or

(c) lawfully disclosed to the Recipient by a third party without any obligations of confidentiality; or

(d) replicated by development independently carried out by or for the Recipient by an employee or other person without access to or knowledge of the Information.

13.5 The Supplier shall not publicise the Agreement without BT’s prior written consent.

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13.6 Either Party that has during the course of the Agreement received information in a recorded form from the other (or has recorded received Information) shall return or destroy (at the option of the disclosing Party) such records upon the expiry or termination of the Agreement or any earlier request by the disclosing Party.

13.7 This Condition shall survive the termination or expiry of the Agreement.

14. BID GOVERNANCE AND ESCALATION

14.1        The Parties shall agree promptly upon signature hereof a detailed points of contact list and procedure for governance of the Proposal and Work Share, including their joint engagement with the Customer.

14.2        Any dispute between the Parties in relation to this Agreement shall be referred for resolution to [              ] and [              ], respectively the project directors at BT and the Supplier for the Proposal. Failing their agreement, the dispute will be referred to [Name/Title at BT] and [Name/title at Supplier].

15.          LIMITATION OF LIABILITY

15.1        The Parties’ liabilities in respect of death or personal injury resulting from negligence shall not be limited.

15.2        Each Party’s liability for loss of or direct physical damage to the other Party’s tangible property resulting from negligence shall not exceed one million pounds sterling in respect of any one event or series of connected events.

15.3        Except as provided in Conditions 15.1 and 15.2, each Party’s total liability under this Agreement to the other shall not exceed the lower of xxxxx sterling or the actual and reasonable costs and expenses arising directly from the event and incurred by the other Party under this Agreement.

15.4        Neither Party shall have any liability to the other for:

15.4.1     direct or indirect loss of profits, goodwill, revenue, production, anticipated savings, use or contracts, losses consequent upon loss or corruption of data nor the cost of reconstituting data; or

15.4.2     any type of indirect or consequential loss, damage, injury or expense.

15.5        The exclusions and limitations of liability set out in this Agreement shall exclude and limit all of the Parties’ liability to each other in respect of all matters arising out of this Agreement whether in contract, tort (including but not limited to negligence), for breach of statutory duty or otherwise.

15.6        Each provision of this Condition 15 operates separately in itself and survives independently of the others.

16.          MATTERS BEYOND THE REASONABLE CONTROL OF EITHER PARTY

16.1        If either Party is unable to perform any obligation under this Agreement because of a matter beyond that Party’s reasonable control, such as lightning, flood, exceptionally severe weather, fire, explosion, war, civil disorder, industrial disputes (whether or not involving that Party’s employees) or acts of local or central Government or other competent authorities or events beyond the reasonable control of that Party’s suppliers, provided that Party gives notice to the other party upon becoming aware of such matters that Party will have no liability to the other for that failure to perform.

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16.2        If any of the events detailed in Condition 16.1 continue for more than 3 months either Party may serve notice on the other terminating this Agreement.

17. General

17.1                        No variation to the Agreement shall have effect unless agreed by both parties in writing.

17.2                        No waiver by either Party shall be effective unless made in writing.

17.3                        A person who is not a party to the Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

17.4                        This Agreement shall be governed by English Law and subject to the exclusive jurisdiction of the English Courts.

17.5                       Notices given under this Agreement must be in writing and may be delivered by hand or by courier, or sent by telex or first class post to the addresses at the head of this Agreement.

17.6                        This Agreement contains the whole agreement between the Parties and supersedes all previous written or oral agreements relating to its subject matter.

17.7                       During the Term and for six (6) months afterwards, neither of the Parties will recruit an employee of the other Party who has worked on the Proposal.

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THE SCHEDULE

Part 1

(Minimum Commercial Terms)

1.                                      INTELLECTUAL PROPERTY RIGHTS

1.1                               New information generated from the Sub-Contract will be assigned or licensed to BT and/or the Customer when created.

1.2                               BT will have the right to use Supplier’s background information necessary for the provision of the services or work under the Sub-Contract on a non-exclusive, perpetual, worldwide and royalty free basis.

1.3                               Supplier shall indemnify BT for alleged or actual infringement of third party intellectual property rights through the use, sale, copy or lease of Suppliers intellectual property rights.

2.                                      CHANGE CONTROL

There are different types of changes and procedures to be followed to request, agree, document and implement a change. These will be described in the Sub-Contract. As a minimum the changes shall be dealt as follows:

2.1                               Service Change which affects the scope of the service but does not include changes which are part of the provision of the services. There are 2 types of service changes:

(a)           Routine change which has no material impact on the services and/or the Sub-Contract.

(b)           Normal change which is likely to have material impact on the services under the Sub-Contract.

2.2                               Contract change which is any change which either results from an independent request for the change in the Sub-Contract or as a consequence of a request for a service change.

2.3                               Regulatory change being any change requested by either party as a result of regulatory requirement of change in laws.

3.                                      DEFAULT

3.1                               If Supplier is in default of the Sub-Contract especially where there is direct agreement between Supplier and Customer, Customer may exercise step in rights.

3.2                               BT may engage a new supplier to complete the whole or part thereof work under the Sub-Contract at Supplier’s cost.

3.3                              Payment retention provision.

3.4                              Liquidated Damages.

3.5                               Compensate BT all directly resulting losses and expenses (including the additional cost of completing the Work Share ).

3.6                               Increased Performance.

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4.                                      GUARANTEE

The Supplier to promptly remedy any defect within the guarantee period at its own cost; once remedied, a new guarantee period will kick in (revolving guarantee).

5.                                      INDEMNITY

Supplier will indemnify BT in relation to the performance of the Sub-Contract for:

a)        death or personal injury of any of its employees, except to the extent caused by BT’s negligence; or

b)        death or personal injury of any other person or loss of or damage to any property to the extent arising as a result of the negligence or wilful acts or omissions of the Supplier; or

c)         any complaint made pursuant to the Employment Rights Act 1996 (as amended, replaced, consolidated or re-enacted from time to time) by any of Supplier’s employees; or

d)        wilful failure or gross negligence of the Supplier and its Contract Personnel; or

e)         under Part 1 of the Consumer Protection Act 1987 (or any equivalent product liability legislation) in relation to the deliverables.

6.                                      TITLE AND RISK

6.1                               Title to Supplies pass to BT and/or customer on the earlier of delivery/payment/acceptance/ when risk passes.

6.2                               Risk passes on acceptance.

7.                                      CONTINUED EFFICIENCY

7.1                               Supplier to generate efficiency improvements of a minimum 10% in year 1 to be applied from month 13 from contract commencement date, 10% in year 2 to be applied from month 25 from commencement date. [To be agreed between parties.]

7.2                               Supplier will be responsible to demonstrate to BT’s reasonable satisfaction that 10% efficiency improvements have been achieved through annual reviews. [To be agreed between parties.]

7.3                               Failure to achieve, Supplier will reduce the charges by an amount equivalent to the shortfall.

8.                                      PAYMENT MODELS

8.1                               Payment based on performance

8.2                               Benchmarking

8.3                               Cost Savings

9.                                      LIQUIDATED DAMAGES AND SERVICE CREDITS

Failure to achieve service levels or performance milestones amounts to breach of contract.

10.                               BENCHMARKING

10.1                        Annual benchmarking to be conducted by the Supplier at Supplier’s cost.

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10.2        Additional benchmarking requested by BT to be conducted by Supplier and cost to be shared.

10.3        If benchmarking reveals a lower price ( ….), Supplier shall adjust the price and if the price adjustment is not satisfactory to BT, BT will have the right to terminate the Sub-Contract.

10.4        In order to determine best pricing as part of value for money proposition, to differentiate financial and non-financial factors for consideration in separate strands. Financial criteria will cover the whole-life costs of the contract.  Key non-financial criteria will usually include areas of deliverability, service quality, innovation, organisational culture, environmental issues, risk management and partnering/teamworking.

11.          FREEDOM OF INFORMATION ACT AND DATA PROTECTION ACT

11.1        On DPA, no transfer of personal data outside of EEA.

11.2        On FOI, to co-operate with BT when information is requested under the legislation from a third party.

12.          SUB-CONTRACTING AND ASSIGNMENT

Not permitted except with BT’s prior consent.

13.          AUDIT RIGHTS

BT shall have the right to conduct audit on the Supplier’s premises (including sub-contractor’s premises, if any), systems for the following reasons but not limited to those listed below:

13.1        Open Book Accounting principles including BT or customer access to its Supplier’s accounts to obtain a whole range of cost information.

13.2        Generic standards. See http://www.selling2bt.bt.com/working/generic/default.asp

13.3        Regulatory requirements

13.4        Benchmarking

13.5        Progress of work

13.6        Value for money

13.7        Sarbanes Oxley

14.          DUE DILIGENCE

Supplier to provide sufficient resources when BT has to conduct due diligence expediently to prepare service schedules and SLAs on the Customer’s requirements.

15.          TRANSITION AND EXIT

15.1        Supplier shall:

(a)           work closely with BT when BT is establishing the transition plan with the Customer.

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(b)                                 develop exit management plan within [ 30  ] days from the commencement date of the Sub-Contract and to review the plan annually thereafter.

15.2                        Failure to achieve transition milestones will amount to breach of contract.

16.                               TERMINATION

BT has the right to terminate:

a)                                    Material breach that is not remedied within 7 days and not capable of being remedied.

b)                                    Persistent breach.

c)                                     Insolvency.

d)                                    Breach of IPR, Security and Confidentiality.

e)                                     Change of control.

f)                                      Benchmarking.

17.                               LIMITATION OF LIABILITY

17.1                        No limitation of liability for breach of confidentiality, infringement of third party intellectual property rights, liquidated damages, damages arising from the provision on Indemnity above, under section 12 of the Sales of Goods Act 1979 and under section 2 of the Supply of Goods and Services Act 1982.

17.2                        As a minimum liability cap for breaches other than 17.1 above, will be £15M or as required by Customer.

18.                               INSURANCE

As a minimum, £15M or as required by Customer.

19.                               GOVERNING LAW

English law.

OPTIONAL CONDITIONS [To be included by BT into the Commercial Terms depending on the nature of the ITT]

1.                                      Customer and/or BT Security Policy

2.                                      Software Licence

3.                                      ESCROW

4.                                      TUPE (dependent on whether supplier is providing goods or services or goods and services)

5.                                      Compliance with laws, regulation, standards, BT policies and Sarbanes Oxley

6.                                      Dispute Resolution

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Part 2

Work Share

[details to be inserted]

SIGNED for and on behalf of	SIGNED for and on behalf of the Supplier
BT

Signature	Signature

Name	Name

Position	Position

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EXHIBIT C

Superseding Conditions

1.1                               In this Condition:

“BT’s Customer” means [insert full name of BT’s Customer as it appears in the Customer Contract].

“Customer Contract” means a contract dated [insert date of Customer Contract] and made between BT and BT’s Customer under which BT (referred to in it as “[insert expression used to refer to BT in the Customer Contract]”) has agreed to provide goods and/or services to BT’s Customer (referred to in it as “[insert expression that refers to BT’s Customer in the customer Contract]”)

“Customer Conditions” means those provisions of the Customer Contract attached at Appendix [insert relevant appendix number] to the Contract/Work Package (as applicable) and such variations to them from time to time as are notified by BT in writing to the Supplier.

“Other Provisions” means the provisions of the Contract other than both this Condition and the Customer Conditions.

1.2                               Subject to paragraph 3 of this Condition, the Supplier:

(a)         shall comply and shall ensure all Services comply with all BT’s obligations and BT’s Customer’s requirements (mutatis mutandis) under the Customer Conditions such that BT is in a reasonable position (having regard to any required timescales) to comply with its obligations and BT’s Customer’s requirements under the Customer Conditions;

(b)         shall not do nor omit to do anything that would put BT in breach of its obligations to BT’s Customer under the Customer Conditions;

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(c)          shall comply with all obligations and requirements that the Customer Conditions require BT to impose upon the Supplier as if such obligations had been imposed upon and accepted by the Supplier;

(d)         grants to BT, to BT’s Customer and/or to third parties such rights and licences as BT is required to respectively obtain from the Supplier for BT, BT’s Customer and/or third parties under the Customer Conditions;

(e)          shall, where in the Customer Conditions BT is required to indemnify BT’s Customer, similarly indemnify BT; and

(f)           have the same liabilities to BT as BT has to BT’s Customer under the Customer Conditions.

1.3                              Paragraph 2 of this Condition shall not apply to the extent that:

(a)         the Customer Conditions financially cap liability;

(b)         the Supplier’s compliance with this Condition would be less favourable to BT than the Supplier’s compliance with conflicting Other Provisions (in which case the Other Provisions shall prevail);

(c)          any variations made to the Customer Conditions after the Commencement Date have not been promptly notified by BT to the Supplier; or

(d)         the Customer Conditions do not relate directly or indirectly to the Services, the Work or other subject-matter of the Contract.

1.4                               Except as stated in Paragraph 3(b) of this Condition, this Condition shall take precedence in the case of any conflict with the Other Provisions.

1.5                               This Condition shall survive the Contract to the same extent (mutatis mutandis) that the Customer Conditions are expressed to survive the Customer Contract.

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SCHEDULE 2

CHARGES AND PRICING PRINCIPLES

1.	PURPOSE OF THIS SCHEDULE

2.	PRICING MODELS

3.	CALCULATION OF CHARGES FOR INDIVIDUAL ORDER

4.	VALUE FOR MONEY PRINCIPLES

5.	COST IMPROVEMENT

6.	E-AUCTION

7.	ADDITIONAL CHARGEABLE OR NON-CHARGEABLE EXPENSES

8.	PAYMENT AND INVOICING

9.	APPROVAL AND PAYMENT

10.	TAX

Annex 1 — Virtusa hardware/software policy

APPENDICES

APPENDIX 1 — IT AND NETWORK PRICING

APPENDIX 2 — NOT USED

1

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2

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1.      PURPOSE OF THIS SCHEDULE

This Schedule defines how the Charges will be calculated, managed across BT and outlines the invoicing procedure relating to the Services delivered within this Contract. The Appendices herein sets specific principles around Charges that apply explicitly in relation to IT & Network Services:

2. PRICING MODELS

2.1. Purpose

The purpose of this Section is to outline the various ways in which the Charges shall be calculated by the Supplier using one of the methods as selected by BT in its sole discretion in order to enable the Supplier to provide a quote to BT.  Subject to Section 2.2 below, the Charges may be structured in one of the following ways:

a.              Time and Material

Definition:  As described in Appendices 1 and 2.

b.              Output based Work

Definition: As described in Appendices 1 and 2.

c.               Capped Time and Material

Definition: As described in Appendices 1 and 2.

(hereinafter collectively referred to as “Pricing Model”)

2.2                               BT may request Supplier to provide quotations pursuant to pricing models outside those set out in this Section 2.1.

2.3                               At BT’s request, the Supplier shall offer an alternative and better value pricing model for consideration by BT in addition to pricing models in Section 2.1 above.

3. CALCULATION OF CHARGES FOR INDIVIDUAL ORDER

3.1                              RATE CARDS

3.1.1                    The rate cards attached hereto as Exhibit C of Schedule 2 - Appendix 1 (the ‘Rate Card’) shall apply for the calculation of the price of Services under this Contract and shall remain fixed until [*******] (the ‘Rate Card Term’).

3

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3.1.2                    Any increase to charges in the Rate Card(s) under this Section must be agreed by BT in writing through contract amendment, and once agreed, the amended Rate Card(s) shall remain valid for the remaining period of the Rate Card Term.

3.1.3                    If the Supplier requests to increase the charges in the Rate Card(s) before the end of the Rate Card Term, the Supplier shall demonstrate to BT’s reasonable satisfaction that it has incurred such an increase in cost and provide a case that clearly justifies such request, including relevant benchmarking information.  BT reserves the right to require that any increase in the charges set out in the Rate Cards subject to the inclusion of appropriate value for money principles

3.1.4                    If there is a decrease in the Supplier’s costs which allows Supplier to decrease the Charges in the Rate Card(s), the Supplier shall make a proposal to BT to amend the Rate Cards with decreased prices.

3.2 VOLUME DISCOUNT

Discount Structures; Minimums; Targets; Pre-Paid Discount

3.2.1.                 The parties have agreed upon a minimum commitment and discount structure based upon a targeted cumulative “spend” by BT of minimum Eligible Annual Fees (defined below) of at least One Hundred Two Million GBP (£102,000,000) in the aggregate over a six year Term (commencing on April 1st 2007 and ending March 31st 2013).  BT shall have no Minimum Commitment of spend between March 31st 2013 and 30th September 2014 under this Contract. BT shall also have no Minimum Commitment of Spend in or after any Annual Period during which the Contract is terminated by mutual written agreement, or terminated by BT only pursuant to sub-clauses 43.1, 43.2, 43.3 or 43.5 of the Contract. In the event of any other termination of this Contract, the obligations of BT, including payment of the applicable Liquidated Damages and the provisions of this Schedule shall survive and apply.

3.2.2.                 It being agreed that BT has already spent the aggregate sum listed on Exhibit A with the Supplier for the period of April 1st 2007 to March 31st 2009, effective as of October 1st 2009, the Supplier shall provide an Annual Total Volume Discount for the period from October 1st2009 to March 31st 2010, and each successive one (1) year period thereafter during the term ending March 31 of each year (each, an “Annual Period”) until March 31, 2013, against all fees invoiced by Supplier to BT for the time of Supplier resources, including fees charged in fixed fee arrangements attributable to resources performing services thereunder) (but excluding any charges for sales taxes and VAT, third party hardware and/or third party software specified by BT and procured by Supplier pursuant to the Contract or infrastructure charges and travel and other expenses billed to and reimbursed by BT, as pre-approved, or approved by, BT) under the Contract during each such Annual Period (“Eligible Annual Fees”).  For the avoidance of doubt, each

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Annual Total Volume Discount is calculated in such Annual Period (but for the year ending March 31, 2010, effective from October 1, 2009 to March 31, 2010 only) with respect to those Eligible Annual Fees billed to BT with an invoice date during such Annual Period only; no other fees with invoice dates from a prior or future period shall be included for calculating the Annual Total Volume Discount, except to the extent of any credit applied.  The Annual Total Volume Discount is set forth in Exhibit A hereto:

Additional terms applying to Annual Total Volume Discount in any Annual Period are as follows:

a.                                       The Annual Total Volume Discount applies only to each GBP of Eligible Annual Fee billed to BT with an invoice date during such Annual Period only and is cumulative within such Annual Period (noting that with respect to the Annual Period ending March 31, 2010, such period starts from October 1, 2009 and ends March 31, 2010). The Supplier shall not unreasonably in bad faith delay invoices so as to deny to BT any or any higher Annual Total Volume Discount that it would have otherwise been entitled to.

b.                                       Charges and billings for the procurement by the Supplier pursuant to the Contract of third party hardware and/or third party software specified by BT and sales taxes and VAT, as well as infrastructure charges and travel and other expenses, billed to and reimbursed by, BT (as pre-approved or approved by BT) are not Eligible Annual Fees and shall be expressly excluded for determining the Annual Total Volume Discount Rate and the applicable Annual Total Volume Discount.

c.                                        The Supplier, subject to the terms above, shall measure the Eligible Annual Fees at the end of each Annual Period.  Within 80 days of the end of each Annual Period, the Supplier will issue to BT a credit under this Contract in an amount equal to the value of the sum of Eligible Annual Fees billed to BT with an invoice date during such Annual Period only multiplied by the applicable Annual Total Volume Discount Rate for such Annual Period (“Credit Sum”) (except with respect to the Annual Period ending March 31, 2010; such period starts from October 1, 2009 and ends March 31, 2010).  The Supplier will issue such credit against monthly invoices issued by Supplier and agreed with BT in the periods immediately following the applicable Annual Period.  Upon expiration or termination of the Contract and the parties do not renew the Contract, to the extent of any remaining Credit Sum, the Supplier shall promptly pay to BT any remaining Credit Sum in respect of the final Annual Period (or part thereof).  For the avoidance of doubt the Minimum Commitment amounts for future Annual Periods will be based on the amounts listed in the table in Exhibit A for the applicable future Annual Period although a credit may be applied against such Minimum Commitment amount during such future Annual Period pursuant to Sections below.

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d.                                       Subject to the terms above, to the extent Eligible Annual Fees in any Annual Period exceed the applicable Minimum Commitment for such Annual Period, in addition to BT’s entitlement to the applicable Annual Total Volume Discount, the Prorated Excess Commitment Amount (as defined below) shall be credited against the applicable Minimum Commitments of BT for each of the remaining Annual Periods.  For purposes of the Contract:

i. “Excess Commitment Amount” means, for each Annual Period, an amount (if any) equal to the actual Eligible Annual Fees billed for such Annual Period minus the Minimum Commitment for such Annual Period; and

ii. “Prorated Excess Commitment Amount” means, for any Annual Period for which there is an Excess Commitment Amount, an amount equal to the applicable Excess Commitment Amount divided by the number of Annual Periods remaining in the terms ending March 31, 2013 (i.e., the number of Annual Periods remaining after the Annual Period with respect to which the Prorated Excess Commitment Amount is being calculated).

e.                                       Subject to the terms above, to the extent Eligible Annual Fees in any Annual Period do not exceed the applicable Minimum Commitment for such Annual Period,

i. [**] shall be applied against any Eligible Annual Fees for such Annual Period; and

ii. Subject to the terms below, BT shall pay Liquidated Damages, and not as a penalty, to Supplier, in an aggregate amount equal to the sum of:

(a) to the extent that the Eligible Annual Fees for any Annual Period are [*****************************************************************,] BT shall pay Liquidated Damages in an amount equal to the product of (x) the difference between such Eligible Annual Fees and the [*****************************] amount multiplied by (y) the applicable percentages set forth in the table in Exhibit B attached hereto (the [*******************************]; and

(b) if applicable to the extent that the Eligible Annual Fees for any Annual Period are less than the [************************], the product of (x) the additional shortfall between the Eligible Annual Fees and [****************************] multiplied by the applicable percentage in Exhibit B hereto below (the “Remaining Amount Percentage”);

provided that, notwithstanding the above, any liquidated damages owing to the Supplier under the Contract for any Annual Period shall be calculated on an annual basis but not actually applied against BT until after the Annual Period ending March 31, 2013, based

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on the aggregate minimum commitment for the Annual Periods commencing April 1, 2009 through March 31, 2013 as set forth in Exhibit A hereto and BT’s achievement of cumulative Eligible Annual Fees through March 31, 2013.  For the avoidance of doubt, however, while the loss of discount provisions shall apply per the Contract, the application of liquidated damages shall only be applied based on the aggregate Minimum Commitments as set forth in Exhibit A hereto and BT’s achievement of cumulative Eligible Annual Fees through March 31, 2013 (although the amounts will be calculated on an annual basis).  See Exhibit B-1 for an example of the liquidated damage calculation.

The parties agree that damages are difficult to estimate and that the parties believe that the Liquidated Damages as determined above are reasonable reflections of likely damages and are reasonable commercial terms and acceptable to the parties and based on negotiated terms. The Supplier agrees that the Liquidated Damages as described and determined above shall be the Supplier’s sole and exclusive remedy in respect of any failure by BT to achieve any Minimum Commitment or any targeted cumulative “spend” or promoted minimum “spend” under the Contract. BT shall be under no obligation to pay Liquidated Damages in respect of any Annual Period during which the Contract is terminated by written mutual agreement, or terminated by BT only pursuant to sub-clauses 43.1, 43.2, 43.3 or 43.5 of the Contact.

3.2.3 In addition, with respect to the remaining Pre-Paid Discount Balance (as defined in the Previous Agreement) not earned by BT through September 30, 2009 pursuant to the terms of the Previous Agreement, such Pre-Paid Discount Balance shall be offset and reduced as follows:

a.             The Annual Total Volume Discount (as defined in the Previous Agreement) in the amount earned by BT under the Previous Agreement for the Annual Period ending March 31, 2009 and still outstanding as of September 30, 2009 shall be first subtracted from the Pre-Paid Discount Balance; and

b.             Effective as of October 1, 2009, BT shall earn, in addition to the Annual Total Volume Discount set forth on Exhibit A, an additional discount of the percent listed on Exhibit C on each GBP of Eligible Annual Fees billed by the Supplier to BT under this Agreement from October 1, 2009 until the expiration of this Agreement ending March 31, 2013 (“New Business Discount”). For the avoidance of doubt, the New Business Discount continues until the expiration date of this Agreement on March 31, 2013, even if the Pre-Paid Discount Balance is earned by BT hereunder and reduced to zero.

Notwithstanding anything to the contrary herein, if there remains any Pre-Paid Discount Balance not earned by BT under the terms herein, by the date of the expiration of the this Agreement on March 31, 2013, BT shall pay to the Supplier an amount in cash equal to the outstanding Pre-Paid Discount Balance as of the expiration of this Agreement on March 31, 2013.

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3.3. CORPORATE LEVEL FINANCIAL INFORMATION

The Supplier shall provide corporate level general financial information as follows:

Subject to the confidentiality provisions in this Contract the Supplier shall provide the following information at a corporate level for benchmarking purposes. This shall be provided to the extent of the publicly available information as published in Annual and quarterly financial statements.

(a) Elements

Revenues

Gross Profit

Sales & Marketing Expenses

General and Administrative Exp

Research & Development costs

Amortizations

Operating Income

( Note : Transparency / ensuring an appropriate price for individual projects is covered below )

The Supplier shall confirm their standard percentage utilisation assumption used to determine Charges in Appendices 1 and 2 of this Schedule.

(b) Open Book Accounting

For individual T&M based quotations for work packages defined by BT, the Supplier shall:

(i) provide a maximum (“Capped”) price for complete performance of the Work as defined in the Work Package, excluding Change Control.

(ii) provide price build information to enable maximum price calculations for individual work packages; such information shall include the resource profile and cost for the Work, estimated business expenses, infrastructure charges (if applicable) and any specific chargeable items not included elsewhere;

(iii) provide pricing information in a standard T&M pricing template provided by BT;

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(iv) Provide a statement of the level of risk and flexibility, in percentage terms, that has been built into the Maximum price for the Work.

4. VALUE FOR MONEY PRINCIPLES

4.1                               Purpose

The purpose of these values for money principles is to enable BT to seek to reassure itself as to the value for money of Services or proposed Services.

4.2                               The Time and Material Rate Card for the specific Services governed by this Contract are detailed within the Appendices attached to this Schedule.

4.3                              One (1) or more of the value for money principles shall be applied to all calculation of Charges.

a. Not used

b. Not used

c. Price Satisfaction

Where any Services are undertaken by the Supplier on a non-competitive basis, the Supplier undertakes to provide information in accordance with the terms above.

d. Not used

e. Benchmarking

The Supplier shall:

a.                                      undertake its own benchmarking exercises annually at a date to be agreed upon by the Parties;

b.                                      undertake such further regular benchmarking exercises as may be required by BT from time to time, having first agreed with BT the related processes and comparable suppliers;

c.                                       promptly provide written reports to BT on such exercises with an audit trail;

d.                                      provide evidence to BT that the quality, price and delivery of Services is world class;

e.                                       permit BT’s authorised representatives access to the Supplier’s premises and to its records to inspect and verify such exercises, evidence and reports and/or

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to allow BT to conduct its own benchmarking exercises, provided that such benchmarking exercises shall (i) occur at BT’s cost and expense and only on reasonable prior written notice to Supplier, (ii) be subject to confidentiality provisions herein (iii) be limited to BT’s records and related contracts and used solely to determine Supplier’s compliance with this Agreement.  For the avoidance of doubt, Supplier shall not be obligated to disclose any information of any kind related directly or indirectly to any other client of Supplier or any other information subject to a confidentiality agreements; and

f.                                        fully co-operate with BT during any benchmarking exercise undertaken by BT.

The Supplier’s obligations under this Condition shall be performed at the Supplier’s cost and expense, except as stated in clause (e) above.

5.                                     COST IMPROVEMENT

5.1                               Purpose

The purpose of this Section is to set out the cost improvement principles that the Supplier shall apply to all Charges. BT shall indicate in each Specification the Cost Improvement principle that shall apply for individual Order.

5.2                               Cost Improvement Principles

The principles are as follows:

a. Cost Reduction

i.                                          The Supplier shall commit to cost reductions through process improvements, which cost reductions will be dependant upon the size and scope of individual Order.

ii.                                      The Process

Cost reductions shall be delivered by the Supplier after an agreed period as defined in the Order from either:

•                  The Effective Date of the Order;

•                  Formal agreement of Service Level targets contained within the Order; or

•                  Completion of an agreed stabilisation period.

iii.                                    Cost reductions shall be delivered to BT through an abatement of Charges in individual invoices.

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b.                                     In Life Cost Improvement

i.                                          The Supplier shall reduce the cost of Services performed by [***] year on year by process efficiencies. The Supplier shall demonstrate and detail how this will be achieved for the following Financial Year two (2) months prior to the beginning of the following Financial Year.

ii.                                       For year on year cost reductions beyond the committed percentage the following gain-share arrangements shall apply to ensure that BT and the Supplier both have incentives to develop and successfully implement year on year cost reduction initiatives above and beyond the committed percentage.

c.                                       Quarter on Quarter Cost Reduction

For multi-quarter engagements, the Supplier will demonstrate price improvements through process improvements and effective deployment of manpower.

d.                                      Maintenance and support contracts

Maintenance and support Contracts will target year on year price reductions through efficiency gains.

e. Continuous Improvements

i.                                          On an individual Order basis BT may require the Supplier to provide to BT a Performance Indicator (“PI”) for the ensuing year on or before the first anniversary of the commencement of any Order, and on each successive anniversary for the duration of that Order. The PI shall be a stretching, but achievable objective that represents an improvement over the performance target.

ii.                                       For each successive year for the duration of the Order following the first anniversary of the commencement of the Order, the Supplier’s actual achieved performance shall be calculated as an average of such performance in each component eight (8) Quarters and where such performance so calculated exceeds the relevant performance target that performance target shall be amended to the actual achieved level.

6. E-AUCTION

BT reserves the right to conduct an e-Auction on:

(i)                                     any tender exercise irrespective of the commercial model selected (time and materials, capped time and materials or fixed price basis) and/or

(ii)                                  the rate cards contained within Appendix 1 and 2 to this Schedule 2.

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7. ADDITIONAL CHARGEABLE OR NON-CHARGEABLE EXPENSES

7.1 Travel & Expenses

(a)         Any business travel and expense cost incurred by the Supplier in performance of the Services shall be calculated in accordance with BT’s Travel and Expenses Policy attached at Appendix 3 of this Schedule.

(b)         The Supplier shall be responsible for all visa or work permit expenses.

(c)          For the avoidance of doubt, BT’s Travel and Expenses Policy does not include travel to and from the normal place of work.

7.2 Pre-Sales Activities And Value Add Services

(a)         BT regards the following activities as key pre-sales work or key to ongoing relationship which shall be undertaken by the Supplier at the request of BT at no cost to BT. No travel and expenses cost shall be recovered by the Supplier from BT in respect of activities in this Section 7 which activities shall include but without limitation Discovery, Due Diligence, Hot Housing or Consulting activity unless agreed between the parties in writing on a project specific basis.

(i) Discovery

Definition: Discovery is the end to end evaluation of a process and/ or work area for the purpose of assessing its suitability for cost reduction, process re-engineering or potential rightshoring.  The Discovery activity will utilise agreed practices and methodology as agreed between both parties. The output of the discovery will be a fully documented report and recommendation which shall include but without limitation risk and capability matrix covering all key work or activities agreed to be within the scope and range of the Discovery.

(ii) Hothouse

Definition:  Hothouse TM is an internal brand for a type of three (3) day event held by BT to launch cycles of solution development. Within the events, small teams compete to build working prototypes of possible solutions to a business problem in the presence of a senior BT personnel. Judging and feedback takes place at the close of each day so that the “right” solutions and approaches are further developed. At

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the end of the third day the winning prototype is chosen. The creators of the winning prototype are rewarded with prizes.

(iii) Due Diligence

Definition: Due Diligence is the verification exercise undertaken by the Supplier prior to or during Transition pursuant to the requirements agreed in a Specification.

(iv) Consulting

Definition:  Consulting requires the Supplier to provide expert advice in a particular domain or area of Supplier’s expertise such as information technology, outsourcing or more esoteric areas of knowledge, for example engineering and scientific specialties broadly in relation to the Services.

(b)         For the avoidance of doubt, neither party shall be obliged to order Services or provide Services on any terms, on completion of Discovery, Due Diligence or Hot Housing activity, unless agreed in writing at a later date by the authorised signatories of the parties through Order.

(c)          The Parties shall, subject to any confidentiality restrictions under which the Parties are bound to each other and to third parties, exchange all necessary information and agree upon their respective responsibilities. BT shall provide all necessary information and arrange for necessary office space, and office equipment for the use of the Suppliers staff for the purposes of this Section.

(d)         For the avoidance of doubt, any Information generated as result of Discovery, Due Diligence, Hot Housing or Consulting activity shall be regarded as New Information (as defined in the Condition headed “Intellectual Property”) and BT shall exclusively own all Intellectual Property Rights in it, except to the extent that it consists of the Suppliers confidential or proprietary information or Supplier’s Background Information.

7.3 Third Party Software Licences And Hardware

(a) The Supplier will provide the hardware and software required by, and subject to the terms of, Schedule 1. Where an Order includes a requirement for hardware or software that is not listed in Schedule 1, the Supplier will refer to its Supplier’s Hardware/Software Policy in Annex 1 of this Schedule, and if the requirement is listed in neither Schedule 1 nor the Supplier’s Hardware/Software Policy, both parties may enter into commercial discussions for the Order. For the avoidance of doubt, the conditions of Schedule 1 take precedence over the conditions of

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the Supplier’s Hardware/Software Policy. Any amendments that the Supplier wish to make to their Hardware/Software policy during the Contract Period must be advised in writing to BT and agreed by the BT Security team.

(b) In the event that the Supplier does not have the relevant licences required by,(and subject to the terms of) Schedule 1, the Supplier shall procure the relevant licences with immediate effect to enable them to discharge their obligation during the performance of the Services for BT. All cost sustained in procurement of these licences shall be borne by the Supplier unless otherwise agreed in the Order. All such licences shall have provisions for rights of use that are fit for BT use and are set out within the relevant Order.

8. PAYMENT AND INVOICING

8.1 Submission of Invoices in the UK

BT shall pay invoices in accordance with the Condition headed “Charges, Payment and Invoices” in the Contract.

All payments shall be made in Sterling or in the currency to be advised by BT from time to time.

For the avoidance of doubt, this Section shall not apply to Section 6 above.

(a) UK Charges

The invoices will be raised in arrears (in the final week of the month in which the Services are delivered) for Time and Materials based Services. The invoices for Capped Time and Material and Output Based Work will be raised in arrears in the manner described in the individual Order or upon receipt of written acknowledgment from BT that the Services have been delivered in accordance with the Contract.

(b) Invoice details

Each invoice will contain the following:

•                  its date;

•                  the Contract number;

•                  the Purchase Order reference;

•                  line reference;

•                  the relevant BT item code(s) if appropriate;

•                  the correct Charges;

•                  the full description of the Services to which the invoice relates (as defined in the Purchase Order);

•                  Service Credits and Liquidated Damages;

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•                  the portion of the Services for which payment is due and, if appropriate, the cumulative amount invoiced to date.

•                  Any discounts or added value models should be separately shown with a clear indication of what the discount is for.

(c) When payment becomes due, the Supplier shall forward invoices to:

BT Accounts Payable Team
PO Box 371
Parkway Business Centre
Manchester
M14 0WE

8.2 Submission of Invoices in any non-UK Territory

(a) Local Service Charges and invoicing address will be agreed on a Territory basis and will be as outlined in the respective Local Services Agreement.

(b) The agreed payment currency and the Incoterm must be specified in relation to any non-UK transaction.

9. APPROVAL AND PAYMENT

For each Charge in an invoice, the following process will apply:

(a)                                 the Supplier to prepare and submit invoices for the Services delivered in accordance with the Order as appropriate;

(b)                                BT to verify invoices received;

(c)                                 BT payment against correct Supplier invoices;

(d)                                 Invoices that have not been properly rendered, shall be returned to the Supplier for correction within ten (10) Business Days of receipt, together with an explanation of the need for correction.

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10.                                        TAX

10.1                                 The Charges payable by BT for the Services shall be inclusive of all Tax and other charges associated with the Services, except for UK VAT or similar taxes on sales, which shall be payable where applicable at the prevailing rate on the issue of a valid VAT invoice.

10.2                                 If any payment for Service, product or technology provided by the Supplier is subject to withholding tax, BT shall withhold the required amount from such payment and pay such amount to the relevant Tax Authorities in accordance with the applicable law.

10.3                                 Each Party shall remain liable to pay such taxes that are imposed by any Tax Authority on any property or income or gains from their own respective trading and/or investment activities.

10.4                                 For the avoidance of doubt, the Supplier shall not be entitled to pass on to BT (other than as a part of the agreed charges), any taxes incurred on transactions between and amongst the Supplier, Supplier Affiliates and subcontractors.

10.5                                 BT shall pay in addition to the consideration payable under this Contract, such UK VAT at the appropriate prevailing rate provided that Supplier shall not only itemize such UK VAT separately but also, issues a proper local UK VAT compliant invoice(s) to BT.

10.6                                 If the Supplier provide Services to a BT Affiliate that is resident in a territory other than the United Kingdom under this Contract, then for the purpose of this Section any reference to UK VAT shall be replaced by a reference to domestic VAT or other similar indirect taxes levied in that entity’s territory of residence.

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EXHIBIT A

[*****]

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EXHIBIT B

[*****]

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EXHIBIT B-1

[*****]

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EXHIBIT C

[*******]

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Annex 1

Virtusa UK Limited IT Infrastructure Services

Standard System

Virtusa UK Limited (or “Supplier” or “Virtusa”)will allocate, at its cost and expense, each full time, billable Virtusa employee or contractor engaged by customer under a written contract (i.e., a work order) one Standard System (as defined below) to perform services under each Work Order.  Virtusa retains sole and exclusive ownership in, and to, the Standard System at all times during and after such engagement.  The configuration of a “Standard System” is described below.

Standard Hardware for Standard System

Laptop:  P4 (or greater) processor with 2 GB RAM and minimum 40 GB HDD

Desktop:  P4 (or greater) processor with 2 GB RAM and minimum 40 GB HDD

Standard Software

Business Applications	Development Tools
• Microsoft Office	• Eclipse
• Adobe Acrobat Reader	• NetBeans IDE
• WinZip	• TortoiseSVN (Client for Subversion)
• McAfee VirusScan Enterprise and Anti-Spyware
• Microsoft SMS (Asset Tracking and Patch Management)	Operating System
• Windows XP or Windows 2K professional
• Linux (GNU General Public License)
•

Application Servers
TomCat
Web Servers
Microsoft Internet Information Server
Apache HTTP Server

Additional Systems not covered by this Policy

If Customer requests additional systems (whether hardware or software) not covered and allocated by this Policy, Virtusa and Customer shall mutually agree in writing with respect to the request and as to any additional fees, charges, and additional terms and conditions.

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Supplier shall not remove or amend the above standard policy without the prior written consent of BT subject to the Change Control Process

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SCHEDULE 2 — APPENDIX 1

IT AND NETWORK SERVICES PRICING

1.	PURPOSE OF THIS APPENDIX

2	[***] PRINCIPLES

3	PRICING MODELS

4.	AGILE WORKING

5.	SUPPLIER EMPLOYEES

Exhibit A — Output Based Work & Capped Time & Material Template
Exhibit B — Time and Materials Pricing Template
Exhibit C - Time and Material Rate Card

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1.                                      PURPOSE OF THIS APPENDIX

1.1                               This Appendix describes the how the pricing models apply in relation to IT and Network Services and how the Charges will be calculated.

1.2                               Subject to Section 3.1 of Schedule 2, all quotations from the Supplier shall be predicated on one of the following three pricing models:

•                  Output Based Work

•                  Capped Time and Materials

•                  Time and Materials

1.3                               In order to demonstrate Supplier’s compliance with these principles, the Supplier will provide information against the following principles to BT to support their quotation, where applicable.

2                                         PRICING MODELS

2.1                               The Supplier should provide a quote on the basis of the pricing model identified by BT, but the Supplier may offer an alternative model for consideration by BT in addition to that requested by BT.

a)                                     For any Capped Time and Materials and Output Based Work, pricing information must be provided by the Supplier using the cost information matrices in the Work Package Template attached at Schedule 2 Appendix 1 Exhibit A along with any supporting information.

b)                                     For any Time and Materials based requirements, pricing information must be provided by the Supplier using the pricing template attached at Schedule 2 Appendix 1 Exhibit B along with any supplementary information.

2.2                               Output Based Work

a)                                     Output Based Work is defined as: A payment process where the Supplier is able to submit invoices for pre-agreed Charges when BT provides written confirmation that pre-agreed criteria have been achieved.

b)                                     Any items or services not included in the Output Based Work Charge must be clearly identified, and pricing information detailed separately.

c)                                      The Supplier shall provide sufficient data with each Output Based Work proposal for benchmarking purposes, to demonstrate adherence to the generic pricing principles outlined in this Schedule 2. Such data shall include:

i. total number of days effort;

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ii. resource profile (in terms of numbers and roles mapped to SFIA);

iii. risk/contingency assumptions included within the total number of days effort;

iv. offshore:onshore ratio of resource.

d)                                     Output Based Work will be measured in one of two ways:

i.  For platform programmes — The demonstration by the Supplier of creation and use of re-usable capabilities, or components thereof

ii. For BT customer experience programmes:

•  Cycle Time, defined as how long the BT customer experience takes from initial customer contact to final customer contact

•      Right First Time, defined as how often the BT customer receives an experience that is on time and error free.

e)                                      The Supplier’s successful achievement of Cycle Time and Right First Time outputs will be measured through the Supplier’s compliance of Post Implementation Review measures, which measures to be agreed between the parties prior to placing an Order.

f)                                       Subject to the Condition headed “Service Levels and Service Credits” If the agreed dates are not achieved, BT shall have the right to claim Service Credits as specified in the relevant Order.

g)                                      For Output Based Work which entails repeat service provision:

i.                                          Output Based Work shall be subject to payment quarterly in arrears.

ii.                                       The Supplier’s right to submit an invoice for a minimum of 20% of each quarterly payment will be subject to the achievement of Post Implementation Review measures.

iii.                                    The Supplier’s right to submit an invoice for the balance of each quarterly payment will be subject to the achievement of agreed deliverable measures.

2.5                               TIME AND MATERIALS BASED PRICING

a.                                      BT may occasionally request that the Supplier provide resources on a Time and Materials basis under an Order.

b.                                      For Time and Materials based pricing the Supplier’s quotation shall refer to the Time and Materials Rate Card at Exhibit C below which is mapped to the SFIA matrix in terms of category, sub-category, skill

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and level. Any agreed additional roles to the Time and Materials Rate Card shall be added in the same format.

c.                                       For individual Time and Materials based quotations for Orders identified by BT, the Supplier shall provide:

i.                  a maximum price for complete performance of the Services;

ii.               price build information to enable maximum price calculations for any individual Order; such information shall include the resource profile and cost for the Work, estimated business expenses, infrastructure charges (if applicable) and any specific chargeable items not included elsewhere;

iii.            pricing information in a standard Time and Materials pricing template provided by BT;

iv.           pricing that ensures the overall engagement conforms to [***] principles i.e. Charges for the Services shall be based on an assumption that [***] of the Supplier’s overall engagement under the Contract, by resource numbers, shall be performed offshore (“[***] principles”);

v.              a statement of the level of risk and flexibility, in percentage terms, that has been built into the maximum price for the Services.

d.                                      T&M based Work shall be charged only for the number of Person-days of Effort used in performance of the Work up to the maximum agreed Person-days of Effort for the Work Package.  BT shall pay no more for the Work than the Capped Price estimated by the Supplier.  Any change to the Capped Price for the Work shall be subject to review and prior authorisation by BT’s Commercial Contact via change control.

e.                                       All T&M rates to be exclusive of VAT and Business Travel and Expenses, but inclusive of:

i. Normal business equipment (e.g. mobile phones, lap-top PCs, stationery) for offshore based working.  For onshore working on BT site, BT shall provide PCs and fixed network telephone, but all other business equipment shall be included in the rate;

ii.        All day rates shall be based on the principle of a professional working day, assuming a normal [**] hour working day;

iii.      Overtime may be paid as follows: the first 8 hours of overtime worked in a week will not be charged for, but the time may be taken in lieu at a later stage. Any hours worked over the 8 hour period in a week may be charged for as the hourly ratio of the T&M day rate.

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iv.       For the avoidance of doubt, Business Travel and Expenses does not include travel to and from the normal place of work;

v.        All Business Travel and Expenses shall be calculated in accordance with BT Policy for BT Business Travel and Expenses attached at Appendix 3 of this Schedule 2.

vi.      Return (i.e. round-trip) airfares chargeable to BT shall be charged and capped at [*************************]. Notwithstanding the above if at BT’s request there is more than one return (round-trip) trip per role during the course of the Work Package, the Supplier may charge BT, up to the maximum value of [***], the airfare for the second and subsequent return trips. BT shall not be liable for multiple return visits per role at the Supplier’s or individual’s instigation.

vii.     Supplier Personnel engaged in onshore assignments shall be charged at onshore rates, and unless otherwise agreed in the applicable Order must form part of the Supplier’s onshore allowance under the [***] principles (ie must be included within the [***] of work which the Supplier may perform onshore)

viii.    Supplier Personnel engaged in offshore assignments will be charged at offshore rates, and unless otherwise agreed in the applicable Order must form part of the Supplier’s onshore allowance under the [***] principles (ie must be included within the [***] of work which the Supplier may perform onshore).

ix.       If Supplier seeks an exception to the principles set out in (vii) and (viii) above, it must seek approval from BT. Both BT and the Supplier must agree the impact of such an exception before any changes are made to the Order for that assignment

x.       Unless otherwise agreed with BT, the Supplier shall be responsible for booking and/or arranging the required air travel and procuring the associated visa or work permit per person per Work Package, subject to section vi above.

xi.       The Supplier should clearly demonstrate how BT will benefit from any additional efficiency which is to be achieved, such as any economies of scale benefits that can be accrued from increase in volume of Work and resource provided, or revised scope of work

xii.      Any T&M engagement is based on the team profile agreed with the BT Project Manager at the commencement of the Work.  Unless the resource team had resource nominated as Key Personnel, the Supplier shall be responsible for maintaining the agreed team profile without increased cost to BT for the duration of the Work irrespective of any grade increase of the individuals providing the Work.  In the event of renewal of the Work Package, no increase in grade of the roles within the team profile shall be permitted without prior agreement of the BT Project Manager.

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2.6                               Capped Time and Materials

a)                                     Capped Time and Materials is defined as a payment process for time and materials engagements where the Orders specifies deliverables as well as a full breakdown of the resource that the Supplier has calculated is necessary to achieve the deliverables. The Supplier may submit invoices to BT for resources actually used to achieve the deliverables until the maximum order value is reached. Thereafter the Supplier must achieve the deliverables at no further cost to BT.

b)                                     Unless agreed otherwise the terms of Section 2.5 shall apply

c)                                      Where the Supplier provides a Capped Time and Materials quotation for an Order, the following shall apply:

i.      For multi-year Capped Time and Materials engagements for support and maintenance or managed services, payments shall be made monthly, quarterly, bi-annually or annually in arrears;

ii.   For other Capped Time and Materials engagements, payments shall be made in arrears against agreed deliverables.

d)                                     Any items or services not included in the Capped Time and Materials Charge must be clearly identified, and pricing information detailed separately.

e)                                      The Supplier shall provide sufficient data with each Capped Time and Materials proposal for benchmarking purposes, to demonstrate adherence to the generic pricing principles outlined in this Schedule 2. Such data shall include:

i. total number of days effort

ii. resource profile (in terms of numbers and roles mapped to SFIA)

iii. risk/contingency assumptions included within the total number of days effort

iv. offshore:onshore ratio of resource

2.7                               Fixed Price Work Charges

Where the Supplier provides a Fixed Price (“FP”) quotation for a Work Package, the following shall apply (unless otherwise specified in writing):

a) For multi-year FP engagements, payments shall be made monthly in arrears;

b) For short-term FP engagements, payments shall be made in arrears against agreed deliverables;

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c) All prices are to be fixed in Pounds sterling.

d) Where the FP proposal covers a multi-year engagement, (unless otherwise specified in writing) each price shall be detailed as shown in Fig. 1 below:

Fig.1

FP	Q1	Q2	Q3	Q4	TOTAL P.A.
YEAR 1	£	£	£	£	£
YEAR 2	£	£	£	£	£
YEAR 3	£	£	£	£	£
TOTAL

e) Any items or services not included in the Fixed Price must be clearly identified, and pricing information detailed separately.

f) The Supplier shall provide sufficient data with each FP proposal for benchmarking purposes, to demonstrate adherence to the pricing principles in the Contact.  Such information shall include:

i.             Total effort (in number of Person-days of Effort)

ii.          Resource profile of team (in terms of numbers and roles)

iii.       Risk/contingency assumptions included within the total number of days effort

iv.      Offshore:onshore ratio of resource

v.         Project Plan, Milestones, quality gates and Acceptance Criteria

vi.      A price breakdown including the following as applicable:

•   Resource element

•   Non-resource element

•   Infrastructure element

•   Risk margin

•   Other elements

3.                                      VALUE FOR MONEY

a)                                     For each proposal presented, the Supplier shall demonstrate the value of its offer to BT.

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b)                                     For Capped Time and Materials and Output Based Work, BT may assess the value of the Supplier’s offer by benchmarking the Supplier’s quotation to a comparable Time and Material based price, assuming [***] principles and using the Time and Materials Rate Card, with an expectation that Capped Time and Materials and Output Based Work will be price beneficial to BT.  The Supplier will cooperate with BT in providing sufficient information for BT to assess the value of the Supplier’s offer.

c)                                      The rates shown in the Time and Materials Rate Card shall be used for evaluation of any Change proposal for Capped Time and Material or Output Based Work which has cost implications.

4.                                      AGILE WORKING

4..1                            All projects completed for BT must be in alignment with Agile Development Techniques as described in the Agile Cookbook at Exhibit A of Schedule 1 Appendix 1.

4.2                               The Supplier will provide at no cost to BT , suitably qualified and experienced staff to attend Hothouses as deemed necessary by BT

4.3                               Hothouse is defined as a three (3) day requirement capture and resolution event at the start of a ninety (90) day software development cycle as defined in the Agile Cookbook at Exhibit A of Schedule 1 Appendix 1

4.4                               For BT software developments unless specifically agreed by BT in advance, all development will be carried out using Software Development Kits (SDK’s) configuring re-usable components provided by BT

5.                                      SUPPLIER CONTRACT PERSONNEL

5.1                               Where requested by BT the Supplier will co-locate agreed Supplier’s Contract Personnel with BT employees to maximise effectiveness of programme delivery.

5.2                               All non key on-shore staff will be rotated on-shore/off-shore after a maximum of three(3) ninety (90) day cycles.

5.3                               The Supplier will maintain evidence of training certification and experience of all Supplier who are employees being deployed. Such information are provided to BT on request.

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EXHIBIT A

Capped Time and Materials and Output Based Work Template

WORK PACKAGE TEMPLATE

Summary: This template should be used where BT requires the services of the Supplier on Capped Time and Material basis (where services are provided for a fixed price) or Output Based Work basis (where services are provided on a unit price basis).

SUPPLIER QUOTATION REFERENCE: [ XXX ]

WORK PACKAGE REFERENCE: [to be provided by the BT P&SC Commercial Contact]

[Please insert Project Title]  (the “Project”)

This Work Package has been entered into pursuant to Contract No. [          ] (the “Contract”) and shall take effect on the Effective Date.

Signed for and on behalf of [Supplier]:

Signature

Name

Position

Signed for and on behalf of British Telecommunications plc by:

Signature

Name

Position

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1.              DEFINITIONS

[Insert here any additional activity specific definitions used for the purposes of the Work Package. Standard definitions set out in the Contract shall continue to apply]

Unless otherwise specified below, capitalised terms not otherwise defined in this Work Package have the meanings ascribed to such terms in the Contract.

“Effective Date” means the date on which the Supplier acknowledges receipt of a Purchase Order from BT in respect of this Work Package.

2.              PROJECT BACKGROUND

The project involves [short description], for the period [      ] to [       ], as such period may be extended by written agreement of the Parties (the “Term”).

The provisions of the Contract (including but not limited to the additional terms set out in Section 2 of Schedule 7 (Transition and Transformation & Exit Plan) are expressly agreed to have been incorporated into and apply to this Work Package as varied and/or supplemented as set out below.

In the event that there is a conflict between the terms and conditions contained in this Work Package and the terms and conditions contained in the Contract, the terms and conditions in this Work Package shall prevail in relation to this Work Package.

[Provide a brief overview of the Project.  This enables someone unfamiliar with the engagement to understand the context]

3.              DESCRIPTION AND SCOPE OF SERVICES

3.1                               To be completed by BT [refer to Statement of Requirements document if provided separately]

[Provide here full details of the Services (as that term is defined in the Contract) to be performed by the Supplier. The Services must be described in enough detail so that someone unfamiliar with the Project could understand what both parties’ obligations are.]

3.1.1                     Hours of Service [to be completed by BT]

[Identify the Hours of Service including any week-end or Bank Holiday requirements (Indian and UK).]

3.1.2                     Shift Patterns [to be completed by BT]

[Shift patterns to be detailed as appropriate and should include a high level call profile flowchart as appropriate.]

3.2                               [To be completed by the Supplier as part of their response.]

3.2.1                     Supplier Background Information and Methodology

[The Supplier must set out details of the Supplier’s Background Information and Methodology that the Supplier believes it will utilise during the performance of the Services (and production of the Services/Deliverables) under this Work Package. In the event that the Supplier becomes aware, during the course of the Work Package, that additional pieces of Supplier’s Background Information will be used in the provision of the Services/Deliverables the Supplier must draw these to BT’s attention upon delivery of the Deliverables in question].

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3.2.2                     Transfer of Data

[Insert applicable wording if this information is required for the quote, otherwise please state “Not Applicable for this Work Package”

[If this Work Package is likely to include Services that result in cross-border data flows please contact Group Legal Procurement Team or Data Protection Specialist for guidance.]

In the event that the Services include cross-border data flows.  Please note that:

(i)                         The Supplier must advise BT’s Commercial Contact in writing, in advance, of the manner by which the Supplier intends to store or process BT Personal Data (Condition         );

(ii)                      This is particularly important if any of the BT Personal Data is to be exported outside the European Economic Area (Condition                ), as defined in the Contract.  [Supplier]  must notify BT in advance, in the relevant Work Package, of [Suppliers] intention to export BT Personal Data outside the European Economic Area;

(iii)                   BT must give its prior written consent to the exportation of BT Personal Data (i.e. any BT data, not just sensitive personal data) outside the European Economic Area (Condition                       )).  Such consent must be confirmed in writing by BT prior to commencement of any Services.

IMPORTANT NOTE:

Please note that in the event of cross-border data flows the parties shall need to sign up to and agree to be bound by the EU Model Clauses at Schedule 5 (Data Protection Requirements) to the Contract.

4.                                      DELIVERABLES / SLA AND TRAINING IN DELIVERABLES

4.1                               Supplier Deliverables / SLA [To be completed by BT]

[Provide full details of the Services (as that term is defined in the Contract) (if any) and Software (as that term is defined in the Contract) (if any) to be delivered by the Supplier as part of the Services. If there are no deliverables please state “No Deliverables/Software will be provided by the Supplier under this Work Package”. It should be specified in the Work Package whether the Supplier is primarily responsible for a Deliverable and where BT is primarily responsible, e.g. where the Supplier’s role has been to “assist” or “support” BT.]

[If training in the Deliverable(s) is to be performed by the Supplier as part of the Services, then detail it here. If not applicable put “No training in the Deliverables will be supplied by the Supplier under this Work Package.”]

[Each individual deliverable expected as a result of the work to be carried out should be defined, along with the expected due date and what percentage of the overall work (and consequently payment) it represents. The percentage weighting should be expressed in the most applicable way and does not have to be based purely on the volume of work compared to other deliverables in the quote — e.g. Criticality, Complexity, Cost, etc. can all be a factor in determining the weighting].

[For each deliverable, the measurement criteria that will be used to determine a successful delivery should also be defined along with the nominated person within BT who will sign it off].

For both situations above, example tables have been defined below:

Deliverable & Measurement	Weighting	Due Date

<Definition of Deliverable 1>	X%	dd/mm/yy

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• Measurement A • Measurement B • Measurement C • Measurement D • Named Person for BT Sign-Off

<Definition of Deliverable 2> • Measurement A • Measurement B • Named Person for BT Sign-Off	Y%	dd/mm/yy

<Definition of Deliverable 3> • Measurement A • Named Person for BT Sign-Off	Z%	dd/mm/yy

4.2                               Maintenance and Support [to be completed by BT]

[If maintenance and support of Deliverables is to be performed by the Supplier as part of the Services then detail here, if not applicable then put “No maintenance or Support for Deliverables created under this Work Package is to be provided by the Supplier under this Work Package.”]

[Where this quote is for support of a system/application the relevant SLA should be listed/defined along with the proposed monthly/quarterly remedies for failure against the SLA].

Priority	Restoration % target for xxxxxxx line support
P1	X% within A Hours Y% within B Hours Z% within C Hours

P2	X% within A Hours Y% within B Working days Z% within C Working days

P3 & P4	X% within A Working Hours Y% within B Working days Z% within C Working days

The BT person responsible for the monthly sign-off of this SLA is: xxxxxxxxxxxxx.

4.3                               BT Deliverables [to be completed by the Supplier]

[Provide full details of the deliverables (if any) and software (if any) to be delivered by BT as part of the Services that the Supplier’s Services are dependent upon.  Also include details of BT and/or third party deliverables and software in Section 15 (BT Obligations).]

5.                                      BT PROVIDED ITEMS [to be completed by BT]

[Please insert details of any Equipment (as such term is defined in the Contract) that the Supplier is receiving from BT (including BT Supplied Items), documentation e.g. process documents, customer data, scripts etc.]

[Please also insert details of any third party software that the Supplier is receiving from BT.]

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[In addition please include details of any Work Package specific training that BT will provide the Supplier including duration, people numbers etc.]

6.                                      SUPPLIER PROVIDED ITEMS [to be completed by the Supplier]

[Insert details of any Equipment (as defined in the Contract) that BT is receiving from the Supplier such as process documentation, customer data, scripts etc.]

7.                                      BT SYSTEMS [to be completed by the Supplier]

[You will need to ensure that BT has adequate LEAD TIME for it to provide all necessary Authorisation and related written consents regarding connection to BT Systems, prior to Project commencement.  This is likely to take at least a week. Check with BT Project Manager on the security procedure to be followed to obtain Authorisation and continue to have Access.  Include the BT Security Contact in these discussions. ]

The Supplier must at all times comply with the BT Security Policy in force at the time of the Work Package.  BT must promptly supply this to the Supplier.  The Supplier may decline to proceed with a Project if compliance with the BT Security Policy is, in the Supplier’s opinion, not practical or feasible.

(Please note that the BT Security Policy may require the parties to execute an Interconnect Agreement prior to connecting to BT Systems.)

The Supplier must obtain prior written consent from the BT Security Contact prior to connecting any equipment not supplied by BT to any BT LAN port, e.g. when connecting Supplier laptops to a BT LAN port.

The Supplier must NOT commence work until Authorisation is granted.  If you have any queries regarding the process to be followed to obtain Authorisation please contact the Group Legal Procurement Team.

Include in the Work Package a full list of BT Systems that will be used by Contract Personnel (ie [Supplier] personnel and subcontractors) during the Project.  Please note that this must include ANY connection to BT Systems, for example in order to print or receive e-mail.  If you are unclear about what should be included in the list of BT Systems please raise this with the BT Security Contact and obtain advice in writing.

8.                                      NETWORK AND IT REQUIREMENTS [to be completed by BT]

[Include any IT requirements including any bandwidth requirements and specific disaster recovery requirements]

9.                                      RESPONSIBILITIES AND DEPENDENCIES [to be completed by both parties]

[Specify any particular obligations on BT’s and Supplier’s part i.e. what the Supplier is dependent upon. Include details of BT and/or third party deliverables and software.]

Owner	Responsibility or Dependency?	Description
BT	Responsibility
Supplier	Responsibility
BT	Dependency
Supplier	Dependency

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10.                   TIMETABLE [to be completed by BT and agreed with the Supplier]

[If the Services are to be provided within a mutually agreed time then detail the timetable for the performance of the Services (and, if applicable, dates for delivery of Deliverables). There should be a start date and there may or may not be a target completion date. Where appropriate a formal project plan should be developed with the Supplier and appropriate remedies agreed for failure to meet agreed time-scales.]

11.                   RISKS AND MITIGATION [to be completed by Supplier and agreed by BT]

[This section should populate the table below with both BT and Supplier risks and their associated mitigations] [List all descriptions and conditions which may have a material impact upon the Supplier’s ability to meet its obligations.]

Owner	Risk	Probability	Severity	Mitigation
BT	Example 1	H/M/L	H/M/L	Example 1
Supplier	Example 2			Example 2
BT	Example 3			Example 3
Supplier	Example 4			Example 4

12.                   OUT OF SCOPE ITEMS

[List here anything that is not covered by the work package which could otherwise be interpreted as included by default.  Some examples are given for reference]:

•                  Procuring new hardware

•                  Refurbishing of existing hardware

•                  Physical deployment of hardware

•                  Hardware support for the live/ development/ test boxes or user desktop

•                  Liaising with the hardware vendors for any procurement/ refurbishing requirements.

•                  Monitoring s/w installations and set up

•                  VVT & Integration testing

•                  Providing a call desk to receive calls from the users i.e. provide Helpdesk/1st line support to users

•                  Providing user training

•                  Preparing or updating training documentation

•                  Production and non-production environnent database administration

•                  Production and non-production environnent Unix administration

•                  Detailed feasibility reports for RFC

•                  Changes in the system due to approved RFC

•                  System performance enhancement

13.                   CHANGE CONTROL

[Unless a different method of Change Control Procedure is required this section can be left unchanged].

Any changes to the requirements or scope of the projects during the project will be managed according to the Change Control Procedure outlined in the Contract.  A brief summary of the process is as follows:

•                  The additional scope will be analysed for impact on all aspects of the work including but not limited to cost, time, resource requirements, implementation issues and quality aspects.

•                  The Supplier will submit a change analysis to BT for approval. This analysis will be submitted as an email to avoid any unnecessary delays.

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•                  The email will contain details of the change in terms of timelines, commercials, queries, issues, request for additional information or infrastructure etc.

•                  BT and the Supplier will then jointly review the impact analysis and decide on the appropriate action.

•                  If BT approves the change, then it will send an approval email back. The Supplier will implement the change only if BT authorises it. Untimely approval by BT may impact project timescales.

•                  The Supplier will reflect the change in the relevant documents and code.

•                  The Supplier will also agree on any commercial impacts the change will have and amend the commercial part of this proposal accordingly.

14.                   SITE [to be completed by BT]

Services relating to this work package shall be carried out at the following site(s):

[BT or Supplier to insert details of where the Supplier will perform the Services and if applicable deliver any Deliverables].

[This may be left blank for the Supplier to present its recommendations but must be completed prior to final agreement and placement of the Work Package].

15.                   COMMERCIALS

All pricing information to be presented in line with the Contract pricing schedule, unless otherwise agreed with the P&SC Commercial Contact.

15.1            CAPPED TIME AND MATERIAL OR OUTPUT BASED WORK

[The following paragraph to be amended dependent upon whether Capped Time and Material or Output Based Work based work package].

This quote is provided on a Capped Time and Material, Output Based Work or Time and Material Rate contract basis under the Contract. The pricing offered is based on the requirements and deliverables shown above — any change to the requirements will be managed under the change control procedure and may result in a change to the price of the work. This quotation supersedes any previous written or verbal quotation and is valid for 30 days from the date of this proposal.

[Pricing should be described using the table below:]

TOTAL PRICE	£nnn,nnn	100%

Start Date	dd/mm/yy
End Date	dd/mm/yy

Resource Price	£nnn,nnn	x% (of total price)
Total Effort — Person Days	nnnn
Headcount	nn FTE
Resource Profile- description	Include a brief description of the types of resources being utilised (e.g. experienced Java developers 4+ years experience)
Resource Profile — roles and numbers	<Insert SFIA Role>	<insert number used>
	<Insert SFIA Role>	<insert number used>
Indicative Onshore:Offshore ratio	10:90 <change as required>

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Non- resource price	£nnn,nnn	x% (of total price)
Hardware/Software	£nnn,nnn	x% (of total price)
Other items (Travel within UK)	£nnn,nnn	x% (of total price)
Other items (Return Airfare from India)	£nnn,nnn	x% (of total price)
Contingency	£nnn,nnn	x% (of total price)
Transition Costs	£nnn,nnn	x% (of total price)

Pricing for Quarter	£nnn,nnn	Per quarter
Pricing for year	£nnn,nnn	Per annum

[The following paragraphs should not be changed but one or other should be deleted depending on if the quote is for deliverables or a support service.]

For deliverables:

The Supplier will raise invoices for this project against each deliverable described in section 5 upon receipt of written acknowledgment by BT that the agreed criteria has been achieved. Payment of each invoice will be actioned by BT ONLY when the BT person nominated to sign-off that deliverable has deemed it to be successful according to the measurement criteria specified.  The invoice amount to be raised will be the specified percentage of the total price as defined against each deliverable. The invoice amounts are specified below against each deliverable described in section 4:

Deliverable	Due Date	Percentage	Amount
Deliverable 1	dd/mm/yy	X%	£nnn,nnn
Deliverable 2	dd/mm/yy	Y%	£nnn,nnn
Deliverable 3	dd/mm/yy	Z%	£nnn,nnn

If a delivery is not successfully met according to the date it was due and the measurements defined for its acceptance, remedies will become due as per the following criteria:

•                  An unsuccessful delivery will attract and instant reduction in invoice-able payment of X%

•                  For each week that a delivery remains unsuccessful a further reduction of Y% is applicable, capped at Z%

For SLA:

The Supplier will raise monthly invoices for this project. Payment of each invoice will be actioned by BT ONLY when the BT person nominated to sign-off the monthly SLA has judged it to be successful or otherwise according to the SLA measurements specified in section 4 and the available performance data for that month.  The invoice amount to be raised will be the relevant monthly percentage of the total price minus any percentage due to be discounted for that month due to failure of the SLA as specified below.  In the event that a monthly invoice has already been raised before a required discount has been applied then that discount will carry over to the next month.

Priority	Restoration % target for second line support	% Performance variance from agreed target at which remedies become payable	% Remedy against monthly total invoice value of contract
P1	X% within A Hours	>XX%	-AA%
	Y% within B Hours	(Worst Performance)
	Z% within C Hours	>YY%	-BB%

P2	X% within A Hours	>XX%	-AA%
	Y% within B Working days	(Worst Performance)

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	Z% within C Working days	>YY%	-BB%

P3 & P4	X% within A Working Hours	>XX%	-AA%
	Y% within B Working days	(Worst Performance)
	Z% within C Working days	>YY%	-BB%

15.2            TIMETABLE [to be completed by BT and agreed with the Supplier]

[If the Services are to be provided within a mutually agreed time then detail the timetable for the performance of the Services (and, if applicable, dates for delivery of Deliverables). There should be a start date and there may or may not be a target completion date. Where appropriate a formal project plan should be developed with the Supplier and appropriate remedies agreed for failure to meet agreed time-scales.]

16.      ACCEPTANCE [to be completed by BT]

[Acceptance procedures should be inserted, and the process the parties will undertake to determine whether the criteria have been met if they have been agreed in advance of work commencing under the Work Package.

[Acceptance criteria and procedures need to be specified where the Supplier will receive deliverables from third parties and/or BT.]

17.          PERSONNEL [to be completed by BT]

17.1        Skill Set Requirements

[BT should identify the specific skills required to perform the Services including any formal qualifications and / or accreditation requirements.]

17.2        Key Personnel

The Personnel identified below are key to the Services required and are classified as Key Personnel (to be agreed between the Parties) as described in the Contract.

•                  BT Key Personnel

•                  [List]

•                  Supplier Key Personnel

•                  [List]

17.3                        Contact Details

BT’s Commercial Contact will be [                        ]

BT’s Programme Lead/point of escalation will be [                    ] (if applicable)

BT Project Manager will be [                      ]

BT’s Security Contact will be [                        ]

The Supplier’s Work Package Contact will be [                      ]

The Supplier’s Programme Lead/point of escalation will be [                      ] (if applicable)

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18.                   REPORTING [to be completed by BT]

[Detail here the specific reporting requirements e.g. timescales, deliverables, SLA/KPI’s etc., and the frequency at which the Work Package representatives are to meet including any project management arrangements.]

19.                               QUALITY STANDARDS & ASSURANCE, AND CODES OF PRACTICE [to be completed by BT]

[BT to include any Work Package specific quality standards, codes of practice etc.]

20.                               TERMINATION

20.1                        Without prejudice to BT’s rights of termination pursuant to Clause 30 of the Contract, BT shall have a right to terminate this Work Package if the Supplier fails to achieve any [insert number] of the Service Levels (as defined in Appendix [   ]) in any [        ] month period or any Deliverable in a period of [        ] following the due date for such deliverable.

21.                               ADDITIONAL [to be completed by BT]

[Please insert here any additional points that are not covered above including any additional variations to the Contract.]

[Additional contractual points that need to be addressed depending on the nature of the Services are Escrow, Volume Discounts, Documentation and setting out clearly Intellectual Property to be generated under this Work Package.]

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EXHIBIT B

Time and Materials based Work Template

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EXHIBIT C

Time and Materials Rate card

[*****]

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

SCHEDULE 2 APPENDIX 2

BUSINESS PROCESS OUTSOURCING PRICING PRINCIPLES

1.	PURPOSE OF THIS APPENDIX

2.	BPO PRICING MODELS

3.	KNOWLEDGE TRANSFER ACTIVITY

4.	BT PROCESS TRAINING

5.	BPO RATE CARD

6.	PRICE INCLUSIONS

7.	PRICE EXCLUSIONS

EXHIBITS

EXHIBIT A — BPO TIME & MATERIALS RATE CARD

EXHIBIT B — BPO WORK PACKAGE TEMPLATE

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1.                                      PURPOSE OF THIS APPENDIX

1.1                               This Appendix details the key commercial principles relating to all BPO Services provided by the Supplier to BT.

1.2                               The Supplier shall provide BT with quotations based on the Charges and commercial terms contained within Schedule 2 and this Appendix.

2.                                      BPO PRICING MODELS

2.1                               Pursuant to Section 3 of Schedule 2 the following pricing models may be requested by BT for BPO Services during the Contract Period.

2.2                               The Supplier should provide a quote on the basis of the pricing model identified by BT within the Specification, but may offer an alternative model for consideration by BT in addition to that requested by BT.

2.3                               T&M Pricing

2.3.1                     All T&M based quotes shall detail the following:

•                  Details of the Contract Personnel profiles required under the Specification

•                  Hourly rates for each Contract Personnel profile

•                  A detailed transition plan for transition of the Services from BT to the Supplier. The transition plan shall include but not be limited to due recruitment plan, due diligence activity, knowledge transfer, BT specific process training, parallel running

•                  All costs associated with the proposed transition plan

•                  Proposed delivery location for the Services

•                  All infrastructure charges (if applicable) and any specific chargeable items not included elsewhere.

2.3.2                    All T&M based quotes shall be submitted to BT in the BPO Work Package template where provided by BT.

2.3.3                     For T&M based Services BT shall only be charged for the number of man hours of effort used in performance of the Services.

2.4                               Output Based Work and Capped Time and Material

2.4.1                     BT reserves the right to introduce Output Based Work or Capped Time and Material for BPO Services where appropriate.

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2.4.2                     The pricing mechanics of Output Based Work or Capped Time and Material shall be agreed between BT and the Supplier in the Order.

3.                                      KNOWLEDGE TRANSFER ACTIVITY

3.1                               The Supplier shall provide the necessary skilled resource to undertake knowledge transfer activity. The scope, location, duration, number and experience of Contract Personnel required undertaking knowledge transfer activity shall be agreed in the individual Order.

3.2                               The following Charges shall apply where the Supplier is required to travel to the UK to undertake knowledge transfer activity:

Flights: A fixed charge of [***] per person per return flight shall apply.

Travel & Living Expenses: A per diem rate of [***] per Contract Personnel per calendar day.

3.3                               All intra-country and inter-country travel required as part of knowledge transfer shall be charged back to BT at actuals in accordance with BT’s Travel and Expenses Policy at Appendix 3 of Schedule 2.

4.                                      BT PROCESS TRAINING

4.1                               India Based BT Process Training

4.1.1                     The BPO Time and Materials Rate Card is inclusive of four (4) weeks BT process training for all Contract Personnel required to deliver the Services by the Supplier in India.

4.1.2                     If BT process training in India continues beyond four (4) weeks the Supplier shall charge BT the applicable BPO hourly rate in set out in Time and Materials Rate Card.

4.2                               UK Based BT Process Training

4.2.1                     Where UK based BT process training is required the per diem costs detailed below shall be charged for the duration:

Flights: A fixed charge of [***] per person per return flight shall apply.

Travel & Living Expenses: A per diem rate of [***] per person per calendar day.

4.3                               Attrition

Any BT process training costs incurred through attrition of Contract Personnel shall be met by the Supplier.

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5.             BPO RATE CARD

5.1                               The rates outlined in Time and Materials Rate Card shall be used by the Supplier for all BPO activity sourced from within India.

5.2          All rates in Time and Materials Rate Card apply to 24x7x365 working.

5.3                               Charges shall be based on the BPO skill set and the shift utilisation required under each Specification. Shift utilisation will be calculated and agreed within each Order and shall be calculated as follows:

Total number of people in an individual process or a range of processes where the same seat station is utilised by a BT line of business divided by total seats used for the individual process or a range of processes where the same seat station is utilised by the line of business. The rate equivalent to the calculated utilisation will then apply.

For Example: 200 Contract Personnel have used 100 seats in delivering the Services. Seat Utilisation is therefore 200 divided by 100 equalling a seat utilisation of 2.

5.4                               The Time and Materials Rate Card are based on a “per logged-on hour”, and represent the maximum price BT would pay during the Contract Period and are inclusive of all indexation and foreign exchange fluctuations.

6.             PRICE INCLUSIONS

6.1                               The Time and Materials Rate Card above are inclusive of the following:

6.2          Personnel

Fixed and variable compensation which includes direct salary costs and indirect costs such as insurance, transportation to and from the Suppliers BPO facilities, onsite medical personnel, cafeteria facilities, training bays.

Cost of providing support resources such as:

a.              HR — recruitment, employee relations

b.              Administration and logistics including facilities management

c.               24x7 Shared technology infrastructure and applications support staff

d.              Training resources for generic and offshore training

e.               Shared quality and audit.

6.3          Facility Infrastructure costs

a.     Enclosed office space for operations

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b.              Fully secure work environment with CC TVs, access control, emergency door release, and magnetic door sensor

c.               24x7 onsite security

d.              Full power back up

e.               Furniture & fixture, electricals, fitting and lighting, air conditioner, carpets, blinds, fire protection / CO2 flooding / extinguishers

7.             PRICE EXCLUSIONS

7.1                               The following Services are not included with the Suppliers Time and Materials Rate Card and shall be charged back to BT at cost.

•                  BT process specific software licenses and hardware costs. The Supplier shall support the standard MS office products. Products such as MS Visio, MS access and other BT specific software will not be supported. Similarly if any servers need to be installed in the Suppliers centres these will also be considered separately.

•                  Telecom costs from the Suppliers POP (Point Of Presence) in the UK to the BT data centers.

•                  For UK calls, local PSTN call charges on outbound calling would be charged at actuals.

•                  All non UK calls shall be charged to BT. Itemized bills for all such calls shall be provided to BT on request.

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EXHIBIT A

BPO TIME & MATERIAL RATE CARD

Skill Set Experience
Shift Utilisation	Shift Duration	Back Office Data/ Non Voice	Front Office Voice
1.0 — 1.25	8 — 10 hours
1.25 — 1.5	10 — 12 hours
1.5 - 1.75	12 — 14 hours
1.75 - 2.0	14 — 16 hours
2.0 — 2.5	16 — 20 hours
2.5 +	20 hours plus

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EXHIBIT B

BPO WORK PACKAGE TEMPLATE

WORK PACKAGE TEMPLATE

Summary: This template should be used where BT requires the services of the Supplier on Capped Time and Material basis  (where services are provided for a fixed price) or Output Based Work basis (where services are provided on a unit price basis) or Time and Material (where services are provided according to Time and Material Rate Card).

SUPPLIER QUOTATION REFERENCE: [ XXX ]

WORK PACKAGE REFERENCE: [to be provided by the BT P&SC Commercial Contact]

[Please insert Project Title]  (the “Project”)

This Work Package has been entered into pursuant to Contract No. [          ] (the “Contract”) and shall take effect on the Effective Date.

Signed for and on behalf of [Supplier]:

Signature

Name

Position

Signed for and on behalf of British Telecommunications plc by:

Signature

Name

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Position

1.              DEFINITIONS

[Insert here any additional activity specific definitions used for the purposes of the Work Package. Standard definitions set out in the Contract shall continue to apply]

Unless otherwise specified below, capitalised terms not otherwise defined in this BPO Work Package have the meanings ascribed to such terms in the Contract.

“Effective Date” means the date on which the Supplier acknowledges receipt of a Purchase Order from BT in respect of this Work Package.

2.              PROJECT BACKGROUND

The project involves [short description], for the period [      ] to [       ], as such period may be extended by written agreement of the Parties (the “Term”).

The provisions of the Contract (including but not limited to the additional terms set out in Section 2 of Schedule 7 (Transition and Transformation & Exit Plan) are expressly agreed to have been incorporated into and apply to this Work Package as varied and/or supplemented as set out below.

In the event that there is a conflict between the terms and conditions contained in this Work Package and the terms and conditions contained in the Contract, the terms and conditions in this Work Package shall prevail in relation to this Work Package.

[Provide a brief overview of the Project.  This enables someone unfamiliar with the engagement to understand the context]

3.              DESCRIPTION AND SCOPE OF SERVICES

3.1          To be completed by BT [refer to Statement of Requirements document if provided separately]

[Provide here full details of the Services (as that term is defined in the Contract) to be performed by the Supplier. The Services must be described in enough detail so that someone unfamiliar with the Project could understand what both parties’ obligations are.]

3.1.1       Hours of Service [to be completed by BT]

[Identify the Hours of Service including any week-end or Bank Holiday requirements (Indian and UK).]

3.1.2       Shift Patterns [to be completed by BT]

[Shift patterns to be detailed as appropriate and should include a high level call profile flowchart as appropriate.]

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3.2          [To be completed by the Supplier as part of their response.]

3.2.1                     Supplier Background Information and Methodology

[The Supplier must set out details of the Supplier’s Background Information and Methodology that the Supplier believes it will utilise during the performance of the Services (and production of the Services/Deliverables) under this Work Package. In the event that the Supplier becomes aware, during the course of the Work Package, that additional pieces of Supplier’s Background Information will be used in the provision of the Services/Deliverables the Supplier must draw these to BT’s attention upon delivery of the Deliverables in question].

3.2.2                     Transfer of Data

[Insert applicable wording if this information is required for the quote, otherwise please state “Not Applicable for this Work Package”

[If this Work Package is likely to include Services that result in cross-border data flows please contact Group Legal Procurement Team or Data Protection Specialist for guidance.]

In the event that the Services include cross-border data flows.  Please note that:

(i)                         The Supplier must advise BT’s Commercial Contact in writing, in advance, of the manner by which the Supplier intends to store or process BT Personal Data (Condition          );

(ii)                      This is particularly important if any of the BT Personal Data is to be exported outside the European Economic Area (Condition                 ), as defined in the Contract.  [Supplier]  must notify BT in advance, in the relevant Work Package, of [Suppliers] intention to export BT Personal Data outside the European Economic Area;

(iii)                   BT must give its prior written consent to the exportation of BT Personal Data (i.e. any BT data, not just sensitive personal data) outside the European Economic Area (Condition                       )).  Such consent must be confirmed in writing by BT prior to commencement of any Services.

IMPORTANT NOTE:

Please note that in the event of cross-border data flows the parties shall need to sign up to and agree to be bound by the EU Model Clauses at Schedule 5 (Data Protection Requirements) to the Contract.

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4.             DELIVERABLES / SLA AND TRAINING IN DELIVERABLES

4.1          Supplier Deliverables / SLA [To be completed by BT]

[Provide full details of the Services (as that term is defined in the Contract) (if any) and Software (as that term is defined in the Contract) (if any) to be delivered by the Supplier as part of the Services. If there are no deliverables please state “No Deliverables/Software will be provided by the Supplier under this Work Package”. It should be specified in the Work Package whether the Supplier is primarily responsible for a Deliverable and where BT is primarily responsible, e.g. where the Supplier’s role has been to “assist” or “support” BT.]

[If training in the Deliverable(s) is to be performed by the Supplier as part of the Services, then detail it here. If not applicable put “No training in the Deliverables will be supplied by the Supplier under this Work Package.”]

[Each individual deliverable expected as a result of the work to be carried out should be defined, along with the expected due date and what percentage of the overall work (and consequently payment) it represents. The percentage weighting should be expressed in the most applicable way and does not have to be based purely on the volume of work compared to other deliverables in the quote — e.g. Criticality, Complexity, Cost, etc. can all be a factor in determining the weighting].

[For each deliverable, the measurement criteria that will be used to determine a successful delivery should also be defined along with the nominated person within BT who will sign it off].

For both situations above, example tables have been defined below:

Deliverable & Measurement	Weighting	Due Date
<Definition of Deliverable 1> • Measurement A • Measurement B • Measurement C • Measurement D • Named Person for BT Sign-Off	X%	dd/mm/yy

<Definition of Deliverable 2> • Measurement A • Measurement B • Named Person for BT Sign-Off	Y%	dd/mm/yy

<Definition of Deliverable 3> • Measurement A • Named Person for BT Sign-Off	Z%	dd/mm/yy

4.2          Maintenance and Support [to be completed by BT]

[If maintenance and support of Deliverables is to be performed by the Supplier as part of the Services then detail here, if not applicable then put “No maintenance or Support for Deliverables created under this Work Package is to be provided by the Supplier under this Work Package.”]

[Where this quote is for support of a system/application the relevant SLA should be listed/defined along with the proposed monthly/quarterly remedies for failure against the SLA].

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Priority	Restoration % target for xxxxxxx line support
P1	X% within A Hours Y% within B Hours Z% within C Hours
P2	X% within A Hours Y% within B Working days Z% within C Working days
P3 & P4	X% within A Working Hours Y% within B Working days Z% within C Working days

The BT person responsible for the monthly sign-off of this SLA is: xxxxxxxxxxxxx.

4.3                               BT Deliverables [to be completed by the Supplier]

[Provide full details of the deliverables (if any) and software (if any) to be delivered by BT as part of the Services that the Supplier’s Services are dependent upon.  Also include details of BT and/or third party deliverables and software in Section 15 (BT Obligations).]

5.             BT PROVIDED ITEMS [to be completed by BT]

[Please insert details of any Equipment (as such term is defined in the Contract) that the Supplier is receiving from BT (including BT Supplied Items), documentation e.g. process documents, customer data, scripts etc.]

[Please also insert details of any third party software that the Supplier is receiving from BT.]

[In addition please include details of any Work Package specific training that BT will provide the Supplier including duration, people numbers etc.]

6.             SUPPLIER PROVIDED ITEMS [to be completed by the Supplier]

[Insert details of any Equipment (as defined in the Contract) that BT is receiving from the Supplier such as process documentation, customer data, scripts etc.]

7.             BT SYSTEMS [to be completed by the Supplier]

[You will need to ensure that BT has adequate LEAD TIME for it to provide all necessary Authorisation and related written consents regarding connection to BT Systems, prior to Project commencement.  This is likely to take at least a week. Check with BT Project Manager on the security procedure to be followed to obtain Authorisation and continue to have Access.  Include the BT Security Contact in these discussions. ]

The Supplier must at all times comply with the BT Security Policy in force at the time of the Work Package.  BT must promptly supply this to the Supplier.  The Supplier may decline to proceed with a Project if compliance with the BT Security Policy is, in the Supplier’s opinion, not practical or feasible.

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(Please note that the BT Security Policy may require the parties to execute an Interconnect Agreement prior to connecting to BT Systems.)

The Supplier must obtain prior written consent from the BT Security Contact prior to connecting any equipment not supplied by BT to any BT LAN port, e.g. when connecting Supplier laptops to a BT LAN port.

The Supplier must NOT commence work until Authorisation is granted.  If you have any queries regarding the process to be followed to obtain Authorisation please contact the Group Legal Procurement Team.

Include in the Work Package a full list of BT Systems that will be used by Contract Personnel (ie [Supplier] personnel and subcontractors) during the Project.  Please note that this must include ANY connection to BT Systems, for example in order to print or receive e-mail.  If you are unclear about what should be included in the list of BT Systems please raise this with the BT Security Contact and obtain advice in writing.

8.             NETWORK AND IT REQUIREMENTS [to be completed by BT]

[Include any IT requirements including any bandwidth requirements and specific disaster recovery requirements]

9.             RESPONSIBILITIES AND DEPENDENCIES [to be completed by both parties]

[Specify any particular obligations on BT’s and Supplier’s part i.e. what the Supplier is dependent upon. Include details of BT and/or third party deliverables and software.]

Owner	Responsibility or Dependency?	Description
BT	Responsibility
Supplier	Responsibility
BT	Dependency
Supplier	Dependency

10.                   TIMETABLE [to be completed by BT and agreed with the Supplier]

[If the Services are to be provided within a mutually agreed time then detail the timetable for the performance of the Services (and, if applicable, dates for delivery of Deliverables). There should be a start date and there may or may not be a target completion date. Where appropriate a formal project plan should be developed with the Supplier and appropriate remedies agreed for failure to meet agreed time-scales.]

11.                   RISKS AND MITIGATION [to be completed by Supplier and agreed by BT]

[This section should populate the table below with both BT and Supplier risks and their associated mitigations] [List all descriptions and conditions which may have a material impact upon the Supplier’s ability to meet its obligations.]

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Owner	Risk	Probability	Severity	Mitigation
BT	Example 1	H/M/L	H/M/L	Example 1
Supplier	Example 2			Example 2
BT	Example 3			Example 3
Supplier	Example 4			Example 4

12.                   OUT OF SCOPE ITEMS

[List here anything that is not covered by the work package which could otherwise be interpreted as included by default.  Some examples are given for reference]:

•                  Procuring new hardware

•                  Refurbishing of existing hardware

•                  Physical deployment of hardware

•                  Hardware support for the live/ development/ test boxes or user desktop

•                  Liaising with the hardware vendors for any procurement/ refurbishing requirements.

•                  Monitoring s/w installations and set up

•                  VVT & Integration testing

•                  Providing a call desk to receive calls from the users i.e. provide Helpdesk/1st line support to users

•                  Providing user training

•                  Preparing or updating training documentation

•                  Production and non-production environnent database administration

•                  Production and non-production environnent Unix administration

•                  Detailed feasibility reports for RFC

•                  Changes in the system due to approved RFC

•                  System performance enhancement

13.       CHANGE CONTROL

[Unless a different method of Change Control Procedure is required this section can be left unchanged].

Any changes to the requirements or scope of the projects during the project will be managed according to the Change Control Procedure outlined in the Contract.  A brief summary of the process is as follows:

•                  The additional scope will be analysed for impact on all aspects of the work including but not limited to cost, time, resource requirements, implementation issues and quality aspects.

•                  The Supplier will submit a change analysis to BT for approval. This analysis will be submitted as an email to avoid any unnecessary delays.

•                  The email will contain details of the change in terms of timelines, commercials, queries, issues, request for additional information or infrastructure etc.

•                  BT and the Supplier will then jointly review the impact analysis and decide on the appropriate action.

•                  If BT approves the change, then it will send an approval email back. The Supplier will implement the change only if BT authorises it. Untimely approval by BT may impact project timescales.

•                  The Supplier will reflect the change in the relevant documents and code.

•                  The Supplier will also agree on any commercial impacts the change will have and amend the commercial part of this proposal accordingly.

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14.                   SITE [to be completed by BT]

Services relating to this work package shall be carried out at the following site(s):

[BT or Supplier to insert details of where the Supplier will perform the Services and if applicable deliver any Deliverables].

[This may be left blank for the Supplier to present its recommendations but must be completed prior to final agreement and placement of the Work Package].

15.                   COMMERCIALS

All pricing information to be presented in line with the Contract pricing schedule, unless otherwise agreed with the P&SC Commercial Contact.

15.1            CAPPED TIME AND MATERIAL, OUTPUT BASED WORK OR TIME AND MATERIAL RATE CARD

[The following paragraph to be amended dependent upon whether Capped Time and Material, Output Based Work or Time and Material Rate based work package].

This quote is provided on a Capped Time and Material, Output Based Work or Time and Material Rate contract basis under the Contract. The pricing offered is based on the requirements and deliverables shown above — any change to the requirements will be managed under the change control procedure and may result in a change to the price of the work. This quotation supersedes any previous written or verbal quotation and is valid for 30 days from the date of this proposal.

[Pricing should be described using the table below:]

TOTAL PRICE	£nnn,nnn	100%

Start Date	dd/mm/yy
End Date	dd/mm/yy

Resource Price	£nnn,nnn	x% (of total price)
Total Effort — Person Days	nnnn
Headcount	nn FTE
Resource Profile- description	Include a brief description of the types of resources being utilised (e.g. experienced Java developers 4+ years experience)
Resource Profile — roles and numbers	<Insert SFIA Role>	<insert number used>
	<Insert SFIA Role>	<insert number used>
Indicative Onshore:Offshore ratio	10:90 <change as required>

Non- resource price	£nnn,nnn	x% (of total price)
Hardware/Software	£nnn,nnn	x% (of total price)
Other items (Travel within UK)	£nnn,nnn	x% (of total price)
Other items (Return Airfare from India)	£nnn,nnn	x% (of total price)

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

Contingency	£nnn,nnn	x% (of total price)
Transition Costs	£nnn,nnn	x% (of total price)

Pricing for Quarter	£nnn,nnn	Per quarter
Pricing for year	£nnn,nnn	Per annum

[The following paragraphs should not be changed but one or other should be deleted depending on if the quote is for deliverables or a support service.]

For deliverables:

The Supplier will raise invoices for this project against each deliverable described in section 5 upon receipt of written acknowledgment by BT that the agreed criteria has been achieved. Payment of each invoice will be actioned by BT ONLY when the BT person nominated to sign-off that deliverable has deemed it to be successful according to the measurement criteria specified.  The invoice amount to be raised will be the specified percentage of the total price as defined against each deliverable. The invoice amounts are specified below against each deliverable described in section 4:

Deliverable	Due Date	Percentage	Amount
Deliverable 1	dd/mm/yy	X%	£nnn,nnn
Deliverable 2	dd/mm/yy	Y%	£nnn,nnn
Deliverable 3	dd/mm/yy	Z%	£nnn,nnn

If a delivery is not successfully met according to the date it was due and the measurements defined for its acceptance, remedies will become due as per the following criteria:

•                  An unsuccessful delivery will attract and instant reduction in invoice-able payment of X%

•                  For each week that a delivery remains unsuccessful a further reduction of Y% is applicable, capped at Z%

For SLA:

The Supplier will raise monthly invoices for this project. Payment of each invoice will be actioned by BT ONLY when the BT person nominated to sign-off the monthly SLA has judged it to be successful or otherwise according to the SLA measurements specified in section 4 and the available performance data for that month.  The invoice amount to be raised will be the relevant monthly percentage of the total price minus any percentage due to be discounted for that month due to failure of the SLA as specified below.  In the event that a monthly invoice has already been raised before a required discount has been applied then that discount will carry over to the next month.

Priority	Restoration % target for second line support	% Performance variance from agreed target at which remedies become payable	% Remedy against monthly total invoice value of contract
P1	X% within A Hours Y% within B Hours Z% within C Hours	>XX% (Worst Performance) >YY%	-AA% -BB%

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

P2	X% within A Hours Y% within B Working days Z% within C Working days	>XX% (Worst Performance) >YY%	-AA% -BB%
P3 & P4	X% within A Working Hours Y% within B Working days Z% within C Working days	>XX% (Worst Performance) >YY%	-AA% -BB%

15.2            TIMETABLE [to be completed by BT and agreed with the Supplier]

[If the Services are to be provided within a mutually agreed time then detail the timetable for the performance of the Services (and, if applicable, dates for delivery of Deliverables). There should be a start date and there may or may not be a target completion date. Where appropriate a formal project plan should be developed with the Supplier and appropriate remedies agreed for failure to meet agreed time-scales.]

16.                   ACCEPTANCE [to be completed by BT]

[Acceptance procedures should be inserted, and the process the parties will undertake to determine whether the criteria have been met if they have been agreed in advance of work commencing under the Work Package.

[Acceptance criteria and procedures need to be specified where the Supplier will receive deliverables from third parties and/or BT.]

17.                               PERSONNEL [to be completed by BT]

17.1                        Skill Set Requirements

[BT should identify the specific skills required to perform the Services including any formal qualifications and / or accreditation requirements.]

17.2                        Key Personnel

The Personnel identified below are key to the Services required and are classified as Key Personnel (to be agreed between the Parties) as described in the Contract.

•                  BT Key Personnel

•                  [List]

•                  Supplier Key Personnel

•                  [List]

17.3                        Contact Details

BT’s Commercial Contact will be [                        ]

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

BT’s Programme Lead/point of escalation will be [                    ] (if applicable)

BT Project Manager will be [                        ]

BT’s Security Contact will be [                        ]

The Supplier’s Work Package Contact will be [                      ]

The Supplier’s Programme Lead/point of escalation will be [                      ] (if applicable)

18.                   REPORTING [to be completed by BT]

[Detail here the specific reporting requirements e.g. timescales, deliverables, SLA/KPI’s etc., and the frequency at which the Work Package representatives are to meet including any project management arrangements.]

19.                               QUALITY STANDARDS & ASSURANCE, AND CODES OF PRACTICE [to be completed by BT]

[BT to include any Work Package specific quality standards, codes of practice etc.]

20.                               TERMINATION

20.1                        Without prejudice to BT’s rights of termination pursuant to Clause 30 of the Contract, BT shall have a right to terminate this Work Package if the Supplier fails to achieve any [insert number] of the Service Levels (as defined in Appendix [   ]) in any [        ] month period or any Deliverable in a period of [        ] following the due date for such deliverable.

21.                               ADDITIONAL [to be completed by BT]

[Please insert here any additional points that are not covered above including any additional variations to the Contract.]

[Additional contractual points that need to be addressed depending on the nature of the Services are Escrow, Volume Discounts, Documentation and setting out clearly Intellectual Property to be generated under this Work Package.]

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Schedule 2 Appendix 3

Travel Policy Guidelines for Contractors

Flights

•                  Ensure authority is obtained before booking travel arrangements, providing details of total cost.

•                  Book flights as early as possible to take advantage of discounted fares and utilise electronic (e-ticket) ticketing to avoid the paper ticket surcharge.

•                  Accept the lowest logical direct fare, including low cost airline, non flexible and non refundable tickets, as it is often cheaper to purchase these types of tickets and change/cancel rather than buy a fully flexible ticket in the first instance.

•                  Consider non direct routes where they are a viable option

•                  Not allow loyalty card to be a factor for selecting an airline or hotel

•                  Book economy class for travel under 8 hours, except with the express prior authority from a BT representative.

•                  Book Business Class for continuous air travel over 8 hours, unless staying for a longer duration when consideration should be given to economy and premium economy or similar products.

•                  Expense claims must include a copy invoice and receipt.

•                  Obtain refunds for unused tickets and ensure that refunds are fully accounted for in the expense claim, and that the refund is received by BT.

Vehicle Hire

•                  Vehicles may be hired where there is no suitable alternative public transport or when it is clearly in the business interest of BT.

•                  BT will reimburse the cost of vehicles hired for business travel, plus associated fuel costs.  To help reduce costs, all hired vehicles should be delivered/collected from a BT building or from the rental company itself where practical.

•                  Hire vehicles with up to 1.4 litre capacity engine must be used

•                  Where travelling with passengers or luggage/equipment a vehicle with a bigger engine capacity than 1.4 may be selected

•                  Hire vehicles must only be used for business travel

•                  Driver is responsible for ensuring any additional charges are settled for each day of hire (e.g. Congestion Charges and road toll charges).  Additional business related costs such as garaging, parking and tolls will be reimbursed, receipts should be provided wherever possible

Hire vehicles must be returned fully refuelled if cost effective for BT

•                  Drivers are personally responsible for any fines or penalties associated with parking, congestion charges or driving violations for rented vehicles, (and indeed any vehicle whether rented, or your own vehicle).  These charges will not be reimbursed by BT.

Personal Cars

•                  If you want to use your own car for business travel and this is agreed with your agency prior to travelling, you must confirm with your insurance company that this is a permitted use of the vehicle.

•                  Insurance for use of personal cars, including personal injury, is your responsibility. BT will not contribute to the costs involved

•                  There are two rates of car mileage when using a personal vehicle on BT business — Normal Rate 23p per mile and Exceptional Rate 30.5p. Exceptional rate may only be claimed if authorised by your BT representative who signs off the expense claim. Authorisation must be sought prior to travelling and applies only where there is no practical alternative mode of transport. As a general guideline, Exceptional mileage journeys should not exceed 75 miles.

•                  claimants must certify exact mileage for journeys undertaken on business

•                  fuel receipts must support the VAT that BT recovers on mileage claims. Make every effort to include fuel receipts for business mileage incurred when submitting mileage claims even if the receipt has no direct bearing on the claim being made

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Accommodation

•                  Loyalty cards should not be a factor in a traveller’s decision regarding the selection of hotel accommodation.

•                  use the most cost effective accommodation (typically 3 to 4 star standard hotel)

•                  BT will reimburse all reasonable costs associated with overnight stays e.g. meal and drink, excluding e.g. mini-bar

•                  avoid placing calls direct from their hotel room, unless rates are reasonable. Business calls made from hotels should be claimed at cost with receipt.

•                  As an alternative to hotel accommodation, travellers can claim a 24-hour flat rate of £25 to cover accommodation, food and incidental expenses if you decide to stay with friends or relatives, or in other types of accommodation. Prior authorisation from BT is required to claim this flat rate.

•                  Costs for hire of secure facilities e.g. safes to store laptops and personal belongings will be reimbursed at cost

•                  It is the responsibility of the traveller to ensure that accommodation is cancelled as soon as it is feasible.

•                  Failure to cancel a guaranteed hotel reservation in line with the outlined timescales and conditions of the rate will lead to a cancellation/ no-show charge for the accommodation. BT will not reimburse no-show charges which are not the result of a business driven decision outside of the individual’s control and outside of the relevant cancellation policy, as these charges are the personal responsibility of the traveller.

Rail travel

•                  Tickets should be purchased in advance where possible to secure the best fares.

•                  The traveller must where travel arrangements allow take the lowest priced ticket available for the day of travel, but should be aware of any restrictions associated with the ticket.

•                  Take full advantage of any time restricted discounted tickets, other special offers and consider advance ticket purchase, all of which offer significant savings on standard fares.

•                  Standard class travel should normally be used for all rail journeys.

•                  First class may be authorised under exceptional circumstances only, e.g. where no standard rail class is available or the traveller is journeying with a customer that is travelling first class.

•                  A higher class of travel may be permitted in locations or on rail operators where a higher class is required to provide the same standard of comfort and safety as is consistent with standard. For example travelling within Germany/India/China/South America (at the discretion and approval of your BT authorising contact

Taxis

•                  Taxis should only be utilised exceptionally where it is cost effective or no feasible alternative travel arrangements exist. To avoid surcharge and waiting times, taxis should not normally be pre-booked.

VISAS and PASSPORT

•                  It is the responsibility of the traveller to ensure that they travel with a valid passport and secure the necessary Visa/work permits appropriate to the country they are travelling to for the purposes of their particular visit. Costs should be approved by your BT contact.

Claims

•                  All business travel expense claims must be accompanied by a receipt; this should in most cases be a VAT receipt, or if outside Europe a company buyers receipt.  If a receipt is not available this must be declared at the time of submitting the claim and as an alternative a copy of a card statement may be submitted.

•                  Contractor and agency employees will need to ensure they have permission from their agency, and appropriate insurance.

•                  All expenses must be claimed back through your agency.

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•                  If you are extending a business trip for personal reasons any costs, including travel and accommodation, beyond business need are at the individuals’ own expense.

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

SCHEDULE 3

AFFILIATE SERVICE AGREEMENT

1.	PURPOSE OF THIS SCHEDULE	2

2.	PRINCIPLES OF ENGAGEMENT BETWEEN BT AFFILIATE AND SUPPLIER AFFILIATE	2

APPENDICES

APPENDIX 1 —AFFILIATE SERVICE AGREEMENT TEMPLATE

APPENDIX 2 - PROCESS TO CREATE NEW AFFILIATE SERVICE AGREEMENTS

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1.                                      PURPOSE OF THIS SCHEDULE

This Schedule sets out the Affiliate Service Agreement framework template in Appendix 1 which must be signed and executed by BT Affiliate if the relevant BT Affiliate is contemplating to procure Services from Supplier Affiliate. The Schedule also sets out the particulars of terms of engagement between the BT Affiliate and Supplier Affiliate.

2.                                      TERMS OF ENGAGEMENT

If BT Affiliate is contemplating to procure Services pursuant to the terms of this Contract from the Supplier, Parties shall comply with the following process:

a.                                      BT Affiliate shall enter into a framework Affiliate Service Agreement in the form substantially as set out in Appendix 1.

b.                                      Services that the BT Affiliate require from the Supplier Affiliate shall be ordered in accordance with the process in the Condition headed “Ordering Process”.

c.                                       Creation of new Affiliate Service Agreement process in Appendix 2.

d.                                      The BT Affiliate that has a signed Affiliate Service Agreement shall have no obligation to place any order.

e.                                       The BT Affiliate and Supplier Affiliate shall not vary any provisions in the Contract at local level save and except changes as required under the local law in the Territory of the BT Affiliate.

f.                                        All disputes on the provisions of the Contract shall be resolved in accordance with Dispute Resolution Procedure in Schedule 6 (Governance and Change Control). For the avoidance of doubt, disputes on specific provisions in an Order under the Affiliate Service Agreement shall be resolved at local level.

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APPENDIX 1

AFFILIATE SERVICES AGREEMENT

THIS AFFILIATE AGREEMENT, dated as of                   , 200?, is between xxxxxx (“BT Affiliate”), and xxxxx, incorporated under the laws of xxxxx, having its registered offices at  (“Supplier Affiliate”).

British Telecommunications plc  (“BT”), and Supplier UK Ltd (“Supplier”), have entered into a Global Framework Contract dated xx, 2007 (the “Contract”).

In accordance with the Contract, BT Affiliate and Supplier Affiliate wish to enter into this Affiliate Service Agreement, pursuant to which Supplier Affiliate will provide Services to BT Affiliate in the Territory in accordance with the terms and conditions of the Contract and this Affiliate Service Agreement.  Alternative local entities may be used where this is agreed by both parties and provided this complies with any applicable policies or legislation.

The Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms not otherwise defined in this Affiliate Service Agreement have the meanings ascribed to such terms in the Agreement.  The following terms have the respective meanings specified below:

“Affiliate Service Agreement” or “ASA” means this Affiliate Service Agreement.

“Territory” means xxxxxxx jurisdiction.

ARTICLE 2

TERMS AND CONDITIONS

Supplier Affiliate will provide Services to the BT Affiliate or such third party beneficiary of the Services as BT may from time to time direct in accordance with the terms and conditions of the Contract (and such terms and conditions are incorporated in this Affiliate Service Agreement by this reference). In interpreting each term and condition of the Contract that is incorporated by reference into this Affiliate Service Agreement, references to “this Contract” will be deemed to be references to the Contract, references to the “Affiliate Service Agreement” will be deemed to be references to this Affiliate Service Agreement, and references to “Services” will be deemed to be references to the Services to be provided by Supplier Affiliate to BT Affiliate under this Affiliate Service Agreement.

Any exceptions to the provisions of the Contract that are required by any local law,

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rule or regulatory provisions in the Territory are set out in Annex A to this Affiliate Service Agreement and will apply to the provision of Services by Supplier Affiliate to BT Affiliate pursuant to this Affiliate Service Agreement.

ARTICLE 3

THE SERVICES

In consideration of the Charges set forth in the Condition headed “Charges” in the Contract, Supplier Affiliate will provide the Services to BT Affiliate in accordance with the Specification in the Order, subject to the terms and conditions of this Affiliate Service Agreement.

BT Affiliate or Supplier Affiliate may request changes to the Services under this Affiliate Service Agreement and/or the Order in accordance with the provisions of Condition headed “Variation” of the Contract.

ARTICLE 4

CHARGES, INVOICING AND PAYMENT

In consideration of the Services, BT Affiliate will pay to the Supplier Affiliate the Charges due under this Affiliate Service Agreement in accordance with the Condition headed “Charges” in the Contract.

Amounts payable under this Affiliate Service Agreement will be paid in the local currency pursuant to the Condition of headed “Charges” in the Contract.  The address for invoicing Supplier Affiliate is as follows (or as otherwise notified to BT Affiliate from time to time in writing):

[insert relevant local billing address]

The address for invoicing BT Affiliate is as follows (or as otherwise notified to Supplier Affiliate from time to time in writing):

[insert relevant invoicing address]

ARTICLE 5

TRANSLATION

The official text of this Affiliate Service Agreement is in the English language and any interpretation or construction of this Affiliate Service Agreement will be based thereon.  In the event this Agreement or any documents or notices related to it are translated into any other language, the English language version will control.

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ARTICLE 6

NOTICES

The addresses and fax number of the parties for the purposes of Paragraph 1 of Condition headed “Notice” are:

In the case of BT Affiliate:

[include address details local and central]

In the case of Supplier Affiliate:

Either Party may change its address for notices upon giving ten (10) days written notice of the change to the other Party in the manner provided above.

ARTICLE 7

GOVERNING LAW AND JURISDICTION

This Affiliate Service Agreement shall be construed in accordance with the laws in effect in England without regard to its conflict of laws provisions and shall be subject to the exclusive jurisdiction of the English Courts.

IN WITNESS WHEREOF, this Affiliate Service Agreement has been duly executed by and on behalf of Supplier Affiliate and BT Affiliate as of the Effective Date.

British Telecommunications plc	[Supplier].

By:	By:

Name:	Name:

Title:	Title:	Senior Executive

By:	By:

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Annex 1

Supplier to provide any information relating to known local law exceptions where known.

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APPENDIX 2

CREATION OF NEW AFFILIATE SERVICE AGREEMENT PROCESS

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SECURITY AND BUSINESS COMPLIANCE APPENDIX

1.	Interpretation	2

2.	Order of Precedence & Scope	3

3.	International Standard ISO 27001 Certification	3

4.	Supplier’s Obligations	3

5.	Access to BT Systems	7

6.	Access to Supplier Systems	8

7.	Audit & Security Review	9

8.	Investigation	10

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1.             Interpretation

In this Schedule [Appendix]:

Capitalised terms not otherwise defined in this Schedule [Appendix] have the meanings ascribed to such terms in the Contract.  The following terms have the respective meanings specified below:

“Access” - interconnection with BT Systems or access to or use of BT Information stored on BT Systems through interconnection with BT Systems or access to or use of BT Information stored on Supplier Systems or access to or use of BT Information stored in any mobile device.

“Authorised” - BT has approved Access as part of the authorisation process and the Supplier Security Contact has a record of this authorisation.  “Authorisation” shall be construed accordingly.

“BT Items” - all items provided by BT to the Supplier and all items held by the Supplier which belong to BT.

“BT Security Contact” - BT Security Operations Centre (0800321 999/+44 1908 641100) or such other person whose details shall be notified by BT to the Supplier from time to time.

“BT Group Security” - the security organisation based within the BT Group Company.

“BT Systems” — iSupplier (as “iSupplier” is defined in the Contract Condition headed “Payment and Invoicing”), and any BT computer, application or network or such other systems as may be agreed in writing from time to time by BT and the Supplier.

“Commencement Date” — as defined in the Contract.

“Contract Personnel” - as defined in the Contract including Relevant Contract Personnel.

“Guide” - Appendix 1 of A Guide to Information Security for Third Parties.

“Information” — as defined in the Contract, and for the avoidance of doubt Personal Data (as defined in the Condition headed “Protection of Personal Data”).

“ISO 27001” - the international security standard.

“NAIF” - Network Authorisation and Interconnect Facility is a BT procedure to register all UK and global network interconnects between BT and external companies. An interconnect request is initiated by BT by completing a BT web based form.

“Order(s)” - an order by BT to the Supplier for Supplies placed in accordance with the Contract.

“Relevant Contract Personnel” — Contract Personnel who have Access to perform the Contract.

“Sensitive Information” - any BT Information marked as “In Confidence”, “In Strictest Confidence” or above, or, Personal Data.

“Supplies” - as defined in the Contract.

“Standards” - all the relevant standards associated with international security standard, including but without limitation ISO 27001.

“Subcontractor”- as defined in the Contract.

“Supplier Systems” - any Supplier owned computer, application or network systems or such other systems as may be agreed in writing from time to time by BT and the Supplier.

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“Supplier Security Contact” - such person whose details shall be notified by the Supplier to BT from time to time.

“Term” - as defined in the Contract.

“Work” - as defined in the Contract.

2.             Order of Precedence & Scope

2.1          The terms of this Schedule [Appendix] supersede, and prevail, over any conflicting or inconsistent terms and supplement any consistent terms in the Contract and all future Order(s) with respect to the provision herein unless otherwise varied or amended by BT Security Contact and the Supplier in writing in individual Order(s).

2.2          This Schedule [Appendix] sets out the provisions under which BT shall grant Access to the Supplier to enable the Supplier to provide the Supplies. Supplier shall ensure that the Supplier and all its Contract Personnel comply with BT’s security requirements and policies as set out in this Schedule [Appendix]. The Supplier’s compliance with BT’s security requirements and policies shall be overseen by the BT Security Contact and subject to BT’s internal audit and independent third party audits. Acceptance of the terms and conditions of this Schedule [Appendix] by the Supplier is a material condition to BT appointing the Supplier for the provision of the Supplies under the Contract.

3.             International Standard ISO 27001 Certification

The Supplier shall be ISO 27001 certified or shall comply with the standards of ISO 27001 certification or have equivalent standards or certification commensurate with ISO 27001.

4.             Supplier’s Obligations

4.1          The Supplier shall take all reasonable steps to ensure that it is Authorised to Access in accordance with the provisions of this Schedule [Appendix] as soon as reasonably practicable after Commencement Date.  The Supplier shall ensure that it maintains its Authorisation throughout the Term.

4.2          The Supplier shall identify to BT details of the Supplier Security Contact at the Commencement Date who shall act as a single point of contact, such as a senior manager or CIO responsible for security, for any security issues.  This responsibility must be detailed within his/her job description.

4.3          As part of the Authorisation process, details of Supplier’s Contract Personnel that need Access shall be requested by BT.  The Supplier Security Contact shall at all times ensure that only Relevant Contract Personnel are authorised.

4.4          Pursuant to Clause 4.3 above, the Supplier acknowledges that the Relevant Contract Personnel shall not be granted Access until the Relevant Contract Personnel has completed BT’s mandatory training.

4.5          The Supplier shall comply with the following security policies:

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4.5.1                     Physical Security

a)               All Contract Personnel working on BT premises shall be in possession of a BT Identification or Electronic Access Control (“BT ID/EAC”) card. This card is to be used as a means of identity verification on BT premises at all times and as such the photographic image displayed on the BT ID/EAC card must be clear and be a true likeness of the Contract Personnel.

b)               All Contract Personnel, Subcontractor and Supplier’s employees, subcontractors and agents accessing premises (sites, buildings or internal areas) where Supplies are provided, or BT Information is stored or processed, shall be in possession of an Identification or Electronic Access Control (“ID/EAC”) card. This card is to be used as a means of identity verification on these premises at all times and as such the photographic image displayed on the ID/EAC card should be clear and be a true likeness of the Contract Personnel or the Subcontractor or the Supplier’s employees, subcontractors and agents.

c)                The Supplier shall not (and, where relevant, shall procure that any Contract Personnel shall not) without the prior written authorisation of the BT Security Contact connect any equipment not supplied by BT to any BT LAN port.

d)               The Supplier must be able to demonstrate that it has procedures to deal with security threats directed against BT or against a third party working on behalf of BT whilst safeguarding BT Information.

e)                Access to sites, buildings or internal areas where Work is carried out, or BT Information is stored or processed, must be Authorised and must adhere to robust processes and procedures to ensure compliance.

f)                 The Supplier shall ensure that all of BT Information, Relevant Contract Personnel, Supplier Systems and BT Systems used to provide the Supplies are logically and physically separated in a secure manner from all other information, personnel or networks created or maintained by the Supplier. Additionally, secure areas in Supplier premises (e.g. network communications rooms), shall be segregated and protected by appropriate entry controls to ensure that only authorised Contract Personnel are allowed access to these secure areas. The access made to these areas by any Contract Personnel must be audited regularly, and re-authorisation of access rights to these areas must be carried out annually as a minimum.

g)                The use of digital or conventional cameras, including any form of video camera or mobile phone cameras, of the interior of BT premises is not permissible without prior authorisation from the BT Security Contact.  Supplier shall ensure that photography or capture of moving image of Supplier areas where BT Information is processed or stored shall not capture any of BT Information.

h)               CCTV security systems and their associated recording medium shall be used by the Supplier either in response to security incidents, as a security surveillance tool, as a deterrent or as an aid to the possible apprehension of individuals caught in the act of committing a crime.  As such, these systems must be authorised by appropriate BT Security Contact, and stored images must be securely held. Notwithstanding the above, BT may object to CCTV surveillance if circumstances deem that such surveillance is inappropriate in relation to the Supplies.

i)                   The Supplier shall maintain a controlled record of all BT physical assets and BT Items assigned to them.

j)                  The local area surrounding the Supplier’s facilities shall be inspected for risks and threats on a regular basis by the Supplier and such reports made available to BT.

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4.5.2       Logical Security

a)               The Supplier shall notify BT immediately if any Relevant Contract Personnel no longer require Access or change role for any reason whatsoever from the Contract thus enabling BT to disable or modify the Access rights.

b)               The Supplier shall maintain systems which detect and record any attempted damage, amendment or unauthorised access to BT Information.

c)                The Supplier shall, implement agreed security measures across all supplied components, such that it safe guards the confidentiality, availability and integrity of BT Systems and BT Information. The Supplier shall provide BT with full documentation in relation to the implementation of logical security and shall ensure that it and such security:

(i)                                     prevent unauthorised individuals (e.g. hackers) from gaining access to BT Systems; and

(ii)                                  reduce the risk of misuse of BT Systems and/or BT Information, which could potentially cause loss of revenue or service, by Relevant Contract Personnel; and

(iii)                               detect any security breaches that occur enabling quick rectification of any problems that result and identification of the individuals who obtained Access and determination of how they obtained it.

4.5.3                     Information Security

a)               The Supplier shall not use BT Information for any purpose other than for the purpose for which they were provided to the Supplier by BT and then only to the extent necessary to enable the Supplier to perform the Contract.

b)              The Supplier shall ensure that all information security requirements in this Contract are communicated and published to all Contract Personnel in relation to their role.

c)                The Supplier shall ensure that it operates a proactive strategy to minimise the risk and effects of fraud and other security risks and shall maintain processes to monitor such activities.

d)               The Supplier shall ensure procedures and controls are in place to protect the exchange of information through the use of emails, voice, facsimile and video communications facilities.

e)                The Supplier shall use physical and electronic security measures to protect BT Systems, BT Information and areas where Work is undertaken or where Supplier Systems provide Access.

4.5.4                     Contract Personnel Security

a)               The Supplier shall ensure that all Relevant Contract Personnel sign a confidentiality agreement either as part of their initial terms and conditions of employment or when they start working in BT buildings or on BT Systems and BT Information. These confidentiality agreements must be retained by the Supplier and accessible to BT.

b)               The Supplier shall deal with breaches of security policies and procedures, including interfering with or otherwise compromising security measures, through a formal disciplinary process.

c)                The Supplier shall provide a ‘whistleblower’ facility, available to all its personnel, with all BT related issues reported back to the BT Security Contact, to the extent permissible by the law in the location in which the Supplies are delivered to BT by the Supplier. For the avoidance of doubt, this facility shall be used by the Contract Personnel if BT employee, agent or contractor instructs Contract Personnel to act in an inconsistent manner in violation of the Contract.

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d)               The Supplier shall ensure that all Relevant Contract Personnel maintain a clear-desk and a clear-screen policy to protect BT Information.

e)                The Supplier shall ensure that an auditable process is developed for the ongoing control and management of Relevant Contract Personnel access profiles.

f)                 The Supplier shall, and shall procure that any Relevant Contract Personnel, securely destroy any BT Information received in a recorded form from BT (or has recorded received BT Information),  when the Relevant Contract Personnel’s job or role has changed or terminated.

4.5.5                     Additional security policies

a)               The Supplier shall document and maintain operating procedures to discharge the security requirements detailed within this Schedule [Appendix] and provide BT with access to such documentation in accordance with Clause 7 below.

b)               The Supplier shall notify BT Security Contact immediately of any changes to its Access method through the firewalls, including the provision of network address translation.

c)                The Supplier shall implement a controlled exit procedure in respect of the individual Contract Personnel to ensure the return of any BT assets or BT Items or BT Information in the possession of the individual when any of the Contract Personnel who have Access, leave the employment of the Supplier or are no longer engaged in the performance of the Contract. Such controlled exit procedure shall include a written communication by the Supplier Security Contact to BT Security Contact of this removal.

d)               The Supplier shall inform BT Security Contact immediately upon its becoming aware of any actual or suspected unauthorised Access or misuse of BT Systems or BT Information or breach of any of the Supplier’s obligations under this Schedule [Appendix].

e)                The Supplier shall maintain integrity of the software build including upgrades, operating systems and application from factory to desk.  Suppliers shall demonstrate that the software build (both proprietary and off-the-shelf) delivered to BT is the same as the software build agreed with BT.

f)                 Self-help systems operated by BT, such as Desktop Doctor, shall only be remotely accessible by Relevant Contract Personnel.

g)                Any change of location by the Relevant Contract Personnel or Supplier for any part of the supply chain or the support centres shall be notified to BT immediately.

h)               BT may carry out risk assessments with pro-active support from the Supplier on any part of the Supplier’s supply chain to identify additional risks to BT as a result of the provision of the Supplies.  BT may then stipulate additional countermeasures address any risks.

i)                   No replacement of BT System support tools must be undertaken by the Supplier without specific agreement from BT.

j)                  If BT agrees to the Supplier’s appointment of Subcontractor in the provision of the Supplies, BT may require that the associated security risks are clearly identified and assessed by BT Group Security or the appropriate BT line of business security team.  This ensures that any unacceptable security risks are identified and addressed.

k)               Where BT has approved Supplier’s use of Subcontractors, formal contracts containing all necessary security requirements shall be put in place between the Supplier and its Subcontractor before the Subcontractor or any of its personnel can access BT Systems and BT Information or occupy space in BT buildings or space in the Supplier’s building that is used to access, hold or process BT Information.

l)                   BT may update from time to time, security related policies, guidelines, standards and requirements. BT shall incorporate such updates by reference which shall be notified in

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writing by BT to the Supplier. The Supplier is deemed to accept all the updates. If the Supplier has an issue with such updates, the Supplier shall detail its concerns to BT in writing as soon as reasonably practicable. If BT cannot agree on resolution of the Supplier’s issues promptly, BT may revoke the Supplier’s Authorisation and terminate any Orders that require Authorised Access in the provision of the Supplies.

m)           The Supplier shall record and maintain detailed information of all Relevant Contract Personnel.

n)               The Supplier shall ensure that all computers or laptops used to access BT Systems and BT Information have their ports locked down such that removal storage media (memory sticks, removable hard drives, compact flash and secure digital cards, floppy disks, CDs, DVDs, MP3 players and other similar devices) cannot be connected.

5.                                      Access to BT Systems

5.1                               BT allows (so far as it can and is able to do so) the Supplier, while the Supplier is Authorised, to have Access solely for the provision of Supplies.

5.2                               In relation to Access, the Supplier shall (and, where relevant, shall procure that all Contract Personnel shall) :

a)                ensure each individual Relevant Contract Personnel has a unique user identification and password known only to such user for his/her sole use.

b)                ensure the Relevant Contract Personnel never share user identification, passwords or security tokens.

c)                 promptly provide to BT such reports as BT shall from time to time require concerning the Supplier’s use and security of Access and any related matters to Access.

d)                ensure that physical access to fixed computer equipment having Access or storing BT Information is solely with smart or proximity cards (or equivalent security systems) and Supplier conducts regular internal audit to ensure compliance with these provisions.

e)                 ensure onward bridging or linking to BT Systems is prevented unless authorised by BT.

f)                  use all reasonable endeavours to ensure no viruses or malicious code (as the expressions are generally understood in the computing industry) are introduced to, and that there is no corruption of, BT Systems or BT Information.

g)                 use reasonable endeavours to ensure that personal files which contain information, data or media with no relevance to the Supplies, are not stored on BT building servers or BT centralised storage facilities or BT Systems.

5.3                              If BT has provided the Supplier with access to the Internet/Intranet, the Supplier shall, and shall procure that the Contract Personnel, access the Internet/Intranet appropriately to enable it to provide the Supplies.  It is the Supplier’s responsibility to ensure that practical guidance on internet and email abuse (as amended) is communicated to the Relevant Contract Personnel from time to time.

5.4                               The Supplier shall, and shall procure that all Contract Personnel, subject to the Conditions headed “Regulatory Matters” and “Confidentiality” in the Contract comply with Classifying and Handling Information detailed in the Guide.

5.5                               The Supplier shall use independent vendor-supplied security software without modification, unless there is an essential need to do so, in which case appropriate controls shall be applied and the agreement of BT Group Security sought.

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5.6                               Contract Personnel may contribute to internet newsgroups, and similar mediums (IM, YouTube, FaceBook, etc.) for Work-related purposes or via BT Systems for non-Work related purposes in accordance with the Supplier’s acceptable use policy which policy shall be in accordance with best industry practice.

6.                                      Access to Supplier Systems

6.1                               If Contract Personnel are granted Access to Supplier Systems, the Supplier shall:

a)                ensure each individual has a unique user identification and password known only to such individual for his/her sole use.

b)                promptly provide to BT such reports as BT shall from time to time require, concerning the Supplier’s use and security of access to Supplier Systems.

c)                 allow Access only to the minimum extent required to enable the Contract Personnel perform their duties.

d)                allow Access using a secure login process.

e)                 establish and implement formal procedures to control the allocation and de-allocation of Access rights.

f)                  ensure that the allocation and use of enhanced privileges and access to sensitive tools and facilities in Supplier Systems are controlled and limited to only those users who have a business need.

g)                 ensure that the allocation of user passwords to Supplier Systems that hold or access BT Information is controlled through a formal auditable management process.

h)                conduct regular reviews of user access rights.

i)                    provide processes to demonstrate that remote and home working activities are only permitted where authorised by BT and subject to appropriate security controls within the Supplier’s organisation, including but not limited to remote access by users being subject to strong authentication.

j)                   demonstrate that users follow security best practice in the management of their passwords.

k)                implement a password management system which provides a secure and effective interactive facility that ensures quality passwords.

l)                    ensure that user sessions are terminated after a defined period of inactivity.

m)            ensure that audit logs are generated to record user activity and security-relevant events and securely managed and retained with nil ability on the part of the Supplier to allow any un-authorised access or amendment to the audit logs.

n)                ensure that monitoring of audit and event logs and analysis reports for anomalous behaviour and/or attempted unauthorised access are performed by Supplier’s personnel independent of those users being monitored.

o)                make available audit logs where required by BT for review.

p)                ensure all Supplier Systems holding, processing or accessing BT Information are hardened to BT standards (Note to Buyer: The IT standard security is available from http://security.intra.bt.com/kzscripts/default.asp?cid=26. If in doubt, please contract BT Security).

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q)                ensure that development, test and live environments are segregated from each other and the other work areas in Supplier’s buildings.

r)                   implement controls to detect and protect against malicious software and ensure that appropriate user awareness procedures are implemented.

s)                  ensure that Supplier has in relation to all Supplier Systems formal security incident management procedures with defined responsibilities.

t)                   ensure that any unauthorised software is identified and removed from Supplier Systems holding, processing or accessing BT Information.

u)                ensure that access to diagnostic and management ports as well as diagnostic tools are securely controlled to BT reasonable satisfaction.

v)                ensure that access to Supplier’s audit tools must be restricted to Relevant Contract Personnel and their use is monitored.

w)              perform enhanced independent code reviews (including penetration testing) on all Supplier Systems.

6.2                               The Supplier must demonstrate to BT that Contract Personnel who hold and use BT Information on PCs and mobile computing devices are responsible for ensuring that the PCs and mobile computing devices are protected from unauthorised access. Consideration must be given to whether Sensitive Information must be stored on mobile computing devices. All Sensitive Information must be encrypted if stored on a mobile computing device or in the event of any transmission of Sensitive Information by Contract Personnel outside of BT trusted network.  Laptops and PCs containing Sensitive Information must have the whole of the disk encrypted. Devices that do not allow whole-disk encryption such as memory sticks, CD/DVDs, blackberry handheld devices shall be subjected to additional controls such as:

a)                         Use of file encryption, where available; or

b)                         Use of application password facilities; and

c)                          Where the device is “pocket-sized”, it must be kept with the owner at all times.

6.3                               To the extent that any servers are used to provide the Supplies, Supplier’s servers must not be deployed on untrusted networks without appropriate security controls.

6.4                               Changes to an individual Supplier Systems must be controlled and subject to formal change control procedures.  All documentation relating to Supplier Systems must be protected from un-authorised access or amendment.

7.                                      Audit & Security Review

The Supplier shall:

(a)                                 give to (or procure the giving to) BT (or any person authorised by BT) such access at all reasonable times to the Supplier’s and any Subcontractor’s records and premises related to the Supplies as BT may require from time to time to assess the Supplier’s compliance of these policies in this Schedule [Appendix]; and

(b)                                 such assessments shall include regular assessments of all elements of physical and logical audits and penetration testing of the Supplier Systems. The Supplier shall facilitate this assessment by permitting BT to collect, retain and analyse information to

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identify potential security risks including trace files, statistics, network addresses and the actual information or screens accessed or transferred; and

(c)                                  provide such reports to BT and attend such meetings as may be reasonably required by BT.

8.                                      Investigation

8.1                               If BT believes that there has been a breach by the Supplier of the provisions of this Schedule [Appendix], BT shall inform the Supplier Security Contact. The Supplier shall cooperate with BT fully in any ensuing investigation. The Supplier shall provide list of users who have had access to BT Systems and BT Information to BT and/or any law enforcement agency.  BT shall have unrestricted access to the Supplier Systems and BT Information in the Supplier’s premises which shall include the right to make unannounced visits.

8.2                               The Supplier shall report to BT Security Contact promptly of any potential misuse of BT Information or improper or unauthorised access to BT Systems and BT Information. Upon request, the Supplier shall promptly provide to BT a written report with details of the potential misuse of BT Information or improper or unauthorised access to BT Systems and BT Information, a remedial plan and a timetable for achievement of the planned improvements and steps to be taken to avoid the repeat of the potential misuse of BT Information or improper or unauthorised access to BT Systems and BT Information.

8.3                               If any audit or investigation reveals that there is a potential risk to the confidentiality, integrity or availability of BT Information in the Supplier’s processes or Supplier Systems, Supplier shall promptly correct any security risk in the Supplier’s processes or Supplier Systems promptly.

8.4                               During investigation, the Supplier shall co-operate with BT, providing reasonable access, accommodation, facilities and assistance to all Supplier Systems as reasonably necessary to investigate the breach of the provisions of this Schedule [Appendix] including permitting interview of any sales, engineering or other operational personnel of Supplier. BT shall, or at BT request shall instruct the Supplier to, confiscate for evaluation any tangible or intangible asset belonging to the Supplier to aid the investigation.

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

SCHEDULE 5

DATA PROTECTON REQUIREMENTS

1.	PURPOSE OF THIS SCHEDULE	2

2.	DATA TRANSFER PRINCIPLES	2

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

APPENDIX 1 - DATA TRANSFER AGREEMENT

1.                                      PURPOSE OF THIS SCHEDULE

This Schedule sets out the Data Transfer Agreement in Appendix 1 which shall be signed by the Parties contemporaneous to this Contract, which will then be incorporated by reference into each Order where required pursuant to Paragraph 7 of Condition headed “Security of Information” . The individual Orders would also include a schedule covering details of BT Personal Data that will need to be transferred outside the European Economic Area explicitly in relation to the Order.

2.                                      DATA EXPORT PRINCIPLES

2.1                               BT will be the data controller and Supplier (and any Supplier Affiliate involved in the data transfer) will be the data processor(s).

2.2                               Both parties will comply with their respective obligations under Data Protection Legislation and the provision in the Condition headed “Security of Information”.

2.3                               Supplier shall ensure that each Order that contemplates the transfer of BT Personal Data outside the European Economic Area executes and sign a data transfer agreement in the form substantially of that set out herein in Appendix 1. The EEA comprises the EC countries plus Iceland, Liechtenstein, Norway at January 2007.

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

APPENDIX 1

DATA TRANSFER AGREEMENT

Standard Contractual Clauses (processors)

For the purposes of Article 26(2) of Directive 95/46/EC for the transfer of BT Personal Data to processors established in third countries which do not ensure an adequate level of data protection

Name of the data exporting organisation: British Telecommunications plc, 81 Newgate Street, London, EC1A 7AJ

tel.:                                  fax:                                          ;

e-mail:

A company registered in England & Wales Number:

(“BT”)

and

Name of the data importing organisation/s:

[the Supplier]

Tel:                           fax:                                         ;

e-mail:

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

A company registered in England & Wales Number:

[the Sub-Contractor if any]

Address

Tel.:                              fax:                                     ;

e-mail:

A company registered in [xxx] Number:

(jointly and severally, the data importer)

PARTIES HAVE AGREED on the following contractual Clauses (the Clauses) in order to adduce adequate safeguards with respect to the protection of privacy and fundamental rights and freedoms of individuals for the transfer by BT to the data importer of BT Personal Data particulars of which are in Exhibit 1.

1.                                                    Definitions

For the purposes of the Clauses:

(a)                   ‘personal data’, ‘special categories of data’, ‘process/processing’, ‘controller’, ‘processor’, ‘data subject’ and ‘supervisory authority’ shall have the same meaning as in Directive 95/46/EC of the European Parliament and of the Council of 24 October 1995 on the protection of individuals with regard to the processing of personal data and on the free movement of such data (the Directive).

(b)                   ‘BT’ shall mean the controller who transfers the personal data;

(c)                    ‘the data importer’ shall mean the processor who agrees to receive from BT personal data intended for processing on its behalf after the transfer in accordance with its instructions and the terms of these Clauses and who is not subject to a third country’s system ensuring adequate protection;

(d)                   ‘the applicable data protection law” shall mean the legislation protecting the fundamental rights and freedoms of natural persons and, in particular, their right to privacy with respect to the processing of personal data applicable to a data controller in the Member State in

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

which BT is established:

(e)                    ‘technical and organisational security measures’ shall mean those measures aimed at protecting personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorized disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing.

2.                                                    Details of the transfer

The details of the transfer and in particular the special categories of personal data where applicable are specified in Exhibit I which forms an integral part of the Clauses.

3.                                                    Third-party beneficiary clause

(a)         The data subject can enforce against BT this Clause, Clause 4(b) to (h), Clause 5(a) to (e), and (g), Clause 6(a) and (b), Clause 7, Clause 8(b), and Clauses 9, 10 and 11, as third-party beneficiaries.

(b)         The data subject can enforce against the data importer this Clause, Clause 5(a) to (e) and (g), Clause 6(a) and (b), Clause 7, Clause 8(b), and Clauses 9, 10 and 11, in cases where BT has factually disappeared or has ceased to exist in law.

(c)          The Parties do not object to a data subject being represented by an association or other body if the data subject so expressly wishes and if permitted by national law.

4.                                                     Obligations of BT

BT agrees and warrants:

(a)         that the processing, including the transfer itself, of BT Personal Data has been and will continue to be carried out in accordance with the relevant provisions of the applicable data protection law (and, where applicable, has been notified to the relevant authorities of the Member State where BT is established) and does not violate the relevant

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

provisions of that Member State;

(b)                  that it has instructed and throughout the duration of  processing services will instruct the data importer to process BT Personal Data transferred only on BT’s behalf and in accordance with the applicable data protection law and these clauses;

(c)                   that the data importer shall provide sufficient guarantees in respect of the technical and organisational security measures specified in Exhibit 2 to this Schedule;

(d)                 that after assessment of the requirements of the applicable data protection law, the security measures are appropriate to protect personal data against accidental or unlawful destruction or accidental loss, alteration, unauthorised disclosure or access, in particular where the processing involves the transmission of data over a network, and against all other unlawful forms of processing, and that these measures ensure a level of security appropriate to the risks presented by the processing and the nature of the data to be protected having regard to the state of the art and the cost of their implementation;

(e)                    that it will ensure compliance with the security measures:

(f)                    that, if the transfer involves special categories of data, the data subject has been informed or will be informed before, or as soon as possible after, the transfer that his data could be transmitted to a third country not providing adequate protection;

(g)                   that it agrees to forward the notification received from the data importer pursuant to Clause 5(b) to the data protection supervisory authority if he decides to continue the transfer or to lift his suspension;

(h)                  to make available to the data subjects upon request a copy of the Clauses set out in this Appendix, with the exception of Exhibit 2 which shall be replaced by a summary description of the security measures.

5.                                                    Obligations of the data importer

The data imbporter agrees and warrants:

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

(a)                  to process BT Personal Data only on behalf of BT and in compliance with its instructions and the clauses; if it cannot provide such compliance for whatever reasons, it agrees to inform promptly BT of its inability to comply, in which case BT is entitled to suspend the transfer of data and/or terminate the contract;

(b)                  that it has no reason to believe that the legislation applicable to it prevents it from fulfilling the instructions received from BT and its obligations under the Contract and that in the event of a change in tits legislation which is likely to have a substantial adverse effect on the warranties and obligations provided by the Clauses, it will promptly notify the change to BT as soon as it is  aware, in which case BT is entitled to suspend the transfer of data and/or terminate the contract;

(c)                   that it has implemented the technical and organisational security measures specified in Exhibit 2 before processing BT Personal Data transferred;

(d)                   that it will promptly notify BT about:

(i)        any legally binding request for disclosure of BT Personal Data by a law enforcement authority unless otherwise prohibited, such as a prohibition under criminal law to preserve the confidentiality of a law enforcement investigation;

(ii)     any accidental or unauthorised access; and

(iii)       any request received directly from the data subjects without responding to that request, unless he has been otherwise authorised to do so;

(e)                    to deal promptly and properly with all inquiries from BT relating to its processing of BT Personal Data subject to the transfer and to abide by the advice of the supervisory authority with regard to the processing of the data transferred;

(f)                     at the request of BT to submit its data processing facilities for audit of the processing activities covered by the clauses which shall be carried

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

out by BT or an inspection body composed of independent members and in possession of the required professional qualifications bound by a duty of confidentiality, selected by BT, where applicable, in agreement with the supervisory authority;

(g)                    to make available to the data subject upon request a copy of the Clauses set out in this Appendix, with the exception of Exhibit 2 which shall be replaced by a summary description of the technical and organisational security measures in those cases where the data subject is unable to obtain a copy from BT.

6.                                                              Liability

(a)                                 The Parties agree that a data subject, who has suffered damage as a result of any violation of the provisions referred to in Clause 3 above is entitled to receive compensation from BT for the damage suffered.

(b)                                 If a data subject is not able to bring the action referred to in paragraph I arising out of a breach by the data importer of any of its obligations referred to in Clause 3 above of against BT because BT has disappeared factually or has ceased to exist in law or became insolvent, the data importer agrees that the data subject may issue a claim against the data importer as if it  was  BT.

(c)                                  The Parties agree that if one party is held liable for a violation of the clauses committed by the other party, the latter will, to the extent to which it is liable, indemnify the first party for any cost, charge, damages, expenses or loss it has incurred.

Indemnification is contingent upon:

(i)             BT promptly notifying the data importer of a claim; and

(ii)          the data importer being given the possibility to cooperate with BT in the defence and settlement of the claim.

7.                                                       Mediation and jurisdiction

(a)                     The data importer agrees that if the data subject invokes against him third-

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party beneficiary rights and/or claims compensation for damages under the clauses, the data importer will accept the decision of the data subject:

(i)  to refer the dispute to mediation, by an independent person or, where applicable, by the supervisory authority;

(ii) to refer the dispute to the courts in the Member State in which BT is established.

(b)                     The data importer agrees that, by agreement with the data subject, the resolution of a specific dispute can he referred to an arbitration body if the data importer is established in a country which has ratified the New York Convention on enforcement of arbitration awards.

(c)                      The Parties agree that the choice made by the data subject will not prejudice its substantive or procedural rights to seek remedies in accordance with other provisions of national or international law.

8.                                                Cooperation with supervisory authorities

(a)                     BT agrees to deposit a copy of this contract with the supervisory authority if it so requests or if such deposit is required under the applicable data protection law.

(b)                     The Parties agree that the supervisory authority has the right to conduct an audit of the data importer which has the same scope and is subject to the same conditions as would apply to an audit of BT under the applicable data protection law.

9.                                                Governing Law

The Clauses shall be governed by the law of the Member State in which BT is established, namely England and Wales.

10.                                         Variation of the contract

The Parties undertake not to vary or modify the terms of the Clauses.

11. Obligation after the termination of personal data processing services

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(a)         The Parties agree that on the termination of the provision of data processing services, the data importer shall, at the choice of BT, return all BT Personal Data transferred and the copies thereof to BT or shall destroy all BT Personal Data and certify to BT that he has done so, unless legislation imposed upon the data importer prevents him from returning or destroying all or part of BT Personal Data transferred. In that case, the data importer warrants that he will guarantee the confidentiality of BT Personal Data transferred and will not actively process BT Personal Data transferred anymore.

(b)         The data importer warrants that upon request of BT and/or of the supervisory authority, he will submit its data processing facilities for an audit of the measures referred to in clause 11(a).

On behalf of BT:

Name (written out in full):

Position:

Address:

Signature

On behalf of the data importer:

Name [the Supplier]:

Position:

Address:

Signature

Name [the Sub-Contractor if any] :

Position:

Address:

Signature

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Exhibit 1

This Exhibit must be completed and signed by the Parties

1.              Data exporter

The data exporter is British Telecommunications plc who has

2.              Data importer

The data importer is

3.              Data subjects

The personal data transferred concern the following categories of data subjects:

4.              Categories of data

The personal data transferred concern the following categories of data:

5.              Special categories of data (if appropriate)

No data classified as Sensitive Personal Data will be processed outside the EEA.

6.              Processing operations

The personal data transferred will be subject to the following basic processing activities:

DATA EXPORTER	DATA IMPORTER

Name:	Name

Authorised signature	Authorised signature

[Note: The only authorised BT personnel who can approve and sign this Data Transfer Agreement is line of business BT Security Contact.]

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Exhibit 2

This Exhibit must be completed and signed by the Parties

Description of the technical and organisational security measures implemented by the data importer in accordance with Clauses 4(d) and 5(c) (EU Model Clauses):

Generic measures for each service line

Operational Organisational Measures

Technical and Security Measures

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STRADA SCHEDULE 6

GOVERNANCE & CHANGE CONTROL

1.	PURPOSE OF THIS SCHEDULE	2
2.	GOVERNANCE MODEL	2
3.	PARTNERSHIP PRINCIPLES	2
4.	RELATIONSHIP MANAGEMENT	4
5.	MANAGING CHANGE	5
6.	MANAGEMENT INFORMATION REPORTING	8
7.	RISK MANAGEMENT	11
8.	DISPUTE RESOLUTION	12
9.	NON DISCLOSURE AGREEMENT	14

APPENDICES

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1.                                      PURPOSE OF THIS SCHEDULE

The purpose of this Schedule is to describe the processes, procedures, frameworks and guidelines necessary for the proper and effective governance and execution of the Contract. In particular this Schedule describes the processes and procedures which will be adopted:

•                  to ensure that both Parties are meeting their respective Contract obligations as efficiently and effectively as possible in order to deliver the business and operational objectives required.

•                  to minimise any disputes and in the instance of a dispute arising have an agreed procedure to escalate and resolve.

•                  to ensure an agreed set of Key Performance Indicators (KPI’s) are in place which will be used to review the performance of the Contract at a relationship and contractual level.

•                  to review the added value principles in Schedule 2 (Charges and Payment Principles).

•                  to manage and mitigate business risks.

•                  to promote, advocate and deliver innovation at all levels throughout the Contract Period.

•                  to successfully manage the relationship .

2.                                      GOVERNANCE MODEL

The Supplier shall support BT in its desire to have oversight of the Supplier’s performance in the provision of all Services under this Contract to BT. This shall be managed by BT and the Supplier undertakes to co-operate to the fullest extent possible to provide transparency in its performance under this Contract.

Sections 3, 4, 5 and 6 of this Schedule further describe the Governance model in the following areas:

•                               Partnership Principles

•                               Relationship Management

•                               Managing Change

•                               Management Information Reporting

3.                                      PARTNERSHIP PRINCIPLES

3.1                               It is the intention of the Parties to develop a strategic relationship by jointly taking steps that would deliver the following partnership attributes:

•                  Strategic fit

•                  Clear objectives

•                  Trust

•                  Cultural compatibility

•                  Appropriate, robust deal structures

•                  Strong committed partnership team

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•                  Joint go to market

•                  Exploiting opportunities

•                  Two way relationship

•                  Deliver innovation

3.2                               In order to manage this Contract the Supplier shall operate in alignment with the following (“BT Engagement Principles”):

A.                 The BT Vision

Dedicated to helping customers thrive in a changing world

Customer dedication is the most important weapon BT has in a competitive environment. By designing everything we do around our customers, we will help them succeed on their terms.

B.                 The BT Mission

To be the leader in delivering converged networked services

Convergence is at the heart of what we do for all our customers. We are creating services that blur the difference between fixed and mobile, IT and communications, networks and services.

C.                 The BT Values

•                  Trustworthy: We do what we say we will

•                  Helpful: We work as one team

•                  Inspiring: We create new possibilities

•                  Straightforward: We make things clear

•                  Heart: We believe in what we do.

D.            The BT Customer Experience Principles

•                  Concept-to-market

•                  Lead-to-cash

•                  Trouble-to-resolve

Detailed description of these 3 customer experience principles are set out in Appendix 2.

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E.            BT Line of Business Strategic Objectives

BT line of business strategic objectives are found in the http://2012challenge.intra.bt.com/our-strategy/

4.                                      RELATIONSHIP MANAGEMENT

4.1                               This Section 4 outlines the manner in which the Contract will be managed at both a strategic level and on a day-to-day basis, and the various levels of interaction between BT and the Supplier.

4.2                               The Supplier must provide senior relationship managers with sufficient knowledge of BT, its regulatory environment, its culture and the BT Engagement Principles.

4.3                               BT and the Supplier shall undertake a series of structured review meetings at each level of engagement between the Parties and at the agreed frequency. These are summarised in the table below.

4.4                               Each party will bear its own expenses for these reviews. The venue, agenda and minute taking will be agreed by BT and the Supplier two (2) weeks prior to the meeting. Where a member cannot make the meeting a suitable replacement will be sent. The table below summarises the required attendees or as may be otherwise agreed between the Parties:-

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Name	Responsible	BT Members	Supplier Members	Meets (Minimum)
Exec Contract Review	Quarterly relationship and performance review	Director OCCM, OCCM Supplier lead, VP Global Sourcing and LOB Dir’s/MD	Director, Account lead	Quarterly
Contract Review	Monthly relationship and performance review	OCCM Supplier Lead, Procurement GM and Supplier lead, LOB lead	Account and Contract leads	Monthly
LOB Operational Review (BAU)	Contract operational and performance reviews	LoB and OCCM contract leads, Procurement Supplier lead and as appropriate LOB representation	Contract leads	Monthly

4.5                               In addition to the review meetings detailed above, further meetings may be called upon by BT or the Supplier at any time subject to giving appropriate notice to address specific needs of either party. The requestor for the meeting shall be responsible preparing and distributing the agenda.

5.                                      MANAGING CHANGE

5.1                               Strategic changes in either Parties organisation which may not impact this Contract but impacts the relationship between the Parties shall warrant a meeting between the Parties respective leads at the earliest opportunity to understand and address the impact.

5.2                               Any changes to this Contract shall be managed in accordance with the Change Control Procedure and the principles below:

The Change Control Principles

(a)                                 If at any time either party sees a need to change the Contract that party may request or recommend such change only in accordance with the Change Control Procedure.

(b)                                 Neither BT nor the Supplier shall unreasonably withhold its agreement to any change provided that BT shall not be obliged to agree to any change increasing the charges or requiring BT to incur material expenditure.

(c)                                  Until such time as a change is made in accordance with the Change Control Procedure, the Supplier shall, unless otherwise agreed in writing, continue to supply the Services as if the request or recommendation had not been made.

(d)                                 Any discussions which may take place between BT and the Supplier in connection with a request or recommendation before the authorisation of a resultant change to the Contract shall be without prejudice to the rights of either party.

(e)                                  Any work undertaken by the Supplier, its Subcontractors or agents which has not been authorised

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in advance through receipt of a BT Purchase Order and which has not been otherwise agreed in accordance with the provision of paragraph (c) shall be undertaken entirely at the expense and liability of the Supplier.

The Change Control Procedure

(a)                                 Discussion between BT and the Supplier concerning a change to the Contract except under the circumstances as detailed in Clause 5.3 below shall result in any one of the following:

(i)                                     a request to change the Contract by BT; or

(ii)                                  no further action being taken;

(iii)                               a recommendation to change the Contract by the Supplier.

(b)                                 Where a written request for an amendment is received from BT, the Supplier shall immediately on receipt issue a written acknowledgement to BT and, unless otherwise agreed, submit a Change Control Note (CCN) to BT within three (3) weeks of the date of the request.

(c)                                 A recommendation to amend by the Supplier shall be submitted as a CCN direct to BT at the time of such recommendation.

(d)                                 Each CCN shall contain:

(i)                                     the title of the change;

(ii)                                  the originator and date of the request or recommendation for the change;

(iii)                               the reason for the change;

(iv)                              full details of the change;

(v)                                 the price, if any, of the change;

(vi)                              a timetable for implementation together with any proposals for acceptance of the change;

(vii)                           a schedule of payments if appropriate;

(viii)                        details of the likely impact, if any, of the change on other aspects of the Contract including but not limited to:

(A)                               the Contract Period;

(B)                               the Contract Personnel to be provided;

(C)                               the Charges;

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(D)                               the payment profile;

(E)                                the documentation to be provided;

(F)                                 the training to be provided;

(G)                               SLA’s;

(H)                              working arrangements; and

(I)                                   other contractual issues;

(ix)                              the date of expiry of validity of the CCN; and

(x)                                 provision for signature by BT and the Supplier.

(e)                                  For each CCN submitted BT shall, within the period of the validity of the CCN:

(i)                                     allocate a sequential number to the CCN;

(ii)                                  evaluate the CCN and, as appropriate:

(A)                               request further information;

(B)                               approve the CCN; or

(C)                               notify the Supplier of the rejection of the CCN; and

(iii)                               arrange for two copies of an approved CCN to be signed by or on behalf of BT and the Supplier.

(f)                                   A CCN signed by both Parties shall constitute an amendment to this Contract pursuant to the Condition headed Variation.

5.3                               The following changes to an Order shall be exempt from the above Change Control Procedure:

(a)                                 Non price affecting changes for:-

•                  Backfill of named resources for leave, training or sickness;

•                  Change to a SFIA grade;

•                  Utilisation of under spend to a maximum of £5k in total for a Work Package/Specification;

•                  Changes to team profile/ level of resources from that authorised in the Purchase Order.

(b)                                 Charges affecting changes within the overall price of a defined project in an Order which do not exceed £5,000 per item relating only to the following items:-

•                  Overtime;

•                  Travel approvals.

5.4                               For those exempted items listed in Clause 5.3 above, the Change Control Procedure shall be

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replaced with an email notification from the Supplier to BT containing the following information:

•              The reason for the change;

•              Full details of the change, its likely impact and timetable;

•              Confirmation of impact on Charges.

5.5                               BT shall, by email within 5 days or sooner, either request further information, approve or reject the change and issue a revised Purchase Order if required as soon as possible.

5.6                               The Supplier shall maintain detailed change control logs for the above which shall be made available for audit by BT.

6.                                      MANAGEMENT INFORMATION REPORTING

6.2                              BT requires the Supplier to measure, document and report performance against the performance requirements of this Contract

6.3                              There are broadly three levels of performance requirements:

6.3.3                     Service Level Agreements: - Real-time project specific Service Level Agreements (SLA’s) that shall be identified and agreed with the Supplier on a project by project basis in the Specification. These measures shall be reported at least bi-weekly (unless otherwise required by BT) to the operational owner and OCCM lead for every Order. A consolidated report across all Orders will also be provided by the Supplier. In the event that any Service Level is not met, the process detailed in Schedule 1 Table 1 will be followed.

6.3.4                     Key Performance Indicators: - A set of agreed KPIs which will be used to manage the performance of the Supplier on this Contract. These measures shall be reported at least monthly (unless otherwise required by BT). A list of such measures that BT will apply is included at Appendix 1 to this Schedule. Any additional or amended KPIs may be created on an Order by Order basis.

6.3.5                     Performance and Relationship Management:- A performance based scorecard established to measure, document and report the overall ‘health’ of the Contract providing a summary of all projects and compliance against critical requirements including but limited to security, health and safety, regulatory compliance.

6.3.5.1           Hygiene Measures

The measures shall be reported monthly (unless otherwise required by BT)

6.3.5.1.1                   The measures and the associated remedies are set out in Appendix 5.

6.3.5.1.2                   The measures shall be reported at least monthly (unless otherwise required by BT).

6.3.5.1.3                   The hygiene credit regime in Appendix 5 the Condition headed “Service levels and Service Credits in the Contract shall apply if the Supplier fails to meet the Targets (4th column in Appendix 5).

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6.3.5.1.4                   Payment of, or BT’s right to, sums due under Appendix 5 shall not affect any of BT’s rights in connection with the relevant breach of contract or BT’s ability to claim damages in excess of any sums paid if BT has suffered direct loss occasioned by the failure to meet the Targets within Appendix 5.

6.3.5.2           Operational and Business Measures

6.3.5.2.1                   The Supplier shall deliver to BT reports and scorecards on key themes set out in Appendix 4 upon BT’s request.

6.3.5.2.2                   In addition to the reports required by BT under Appendix 4, the Supplier shall deliver to BT, detailed reports in relation to the Work Packages (or any other agreed form of Specification).

a.                  For each fixed price Work Package (or any other agreed form of Specification):

(i)             the FTE count required for the delivery of the Work Package (or any other agreed form of Specification)and the names of the FTE,

(ii)          the SFIA role and level or the BPO classification of each FTE,

(iii)       the transaction volumes,

(iv)      the BPO and SFIA Rate and

(v)         the duration of such Work Package (or any other agreed form of Specification), in addition to information which is provided pursuant to other provisions of this Contract. Such detail shall be provided at the beginning of each Work Package (or any other agreed form of Specification).

b.                  For each fixed price Work Package (or any other agreed form of Specification) commenced in that month and for any executed time and materials Work Package, a consolidated monthly report containing the following information at the end of the month:

(i)             a Work Package (or any other agreed form of Specification) reference number;

(ii)          a Work Package (or any other agreed form of Specification) name;

(iii)       The number of man-days involved in the Work Package (or any other agreed form of Specification) divided by the number of working days in the month which shall provide the monthly “FTE”.

c.                   For all T&M Work Packages, the Supplier shall for each completed calendar month, provide BT with a list of all Contract Personnel engaged (the “Contract Personnel List”) and the Contract Personnel List shall include the following information in relation to each Contract Personnel:

(i)             their name, EIN and ID;

(ii)          their SFIA/BPO classification;

(iii)       their charge out rate;

(iv)      actual hours worked

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(v)                   FTE per location (onshore / offshore (in city of delivery);

(vi)                BT managers’ OUC;

(vii)             the name of the BT employee who has agreed (ii) and (iii) above; and

(viii)          the Purchase Order number.

d.                  The Supplier shall provide BT at the conclusion of each Work Package (or any other agreed form of Specification) (whether fixed price or time and materials) with the following detail in relation to the same:

(i)                 the FTE count and names of the FTE actually used in the delivery of the Work Package (or any other agreed form of Specification);

(ii)              the SFIA role and level or BPO classification of each FTE used;

(iii)           the transaction volumes;

(iv)          the BPO or SFIA Rate and

(v)             the actual duration of such Work Package.

6.3                              BT shall not use any information provided pursuant to Clause 6.2.3.2.2(d) in relation to fixed price Work Packages (or any other agreed form of Specification) already completed for the purpose of renegotiating any monies paid under such Work Packages (or any other agreed form of Specification), and shall only be used for the purposes of assisting the Parties to understand fixed price engagement models.

6.4                              The Supplier shall provide BT quarter end and year end reports on cumulative FTE deployed on all Work Packages (or any other agreed form of Specification) by way of summary of the monthly figures given.

6.5                              At the beginning of each Work Package, the Supplier’s operational manager and the BT employee identified in clause 6.2.3.2.2 (c) (vii)above, will discuss and agree the role and responsibilities proposed of the contracted resource, and agree the SFIA / BPO classification, which agreement shall then be translated into the Purchase Order issued by BT.

6.6                              The Supplier shall use best endeavours to provide BT with the job descriptions and associated responsibilities for each Contract Personnel following a request by BT to provide such information. The Supplier shall provide the job descriptions and associated responsibilities for all Contract Personnel and shall continue to so provide in relation to all subsequent Purchase Orders.

6.7                               Any change to clause 6.2.3.2.2 (c) (ii) or (iii) must be signed off by the BT Commercial Contact.

6.8                               BT may conduct an audit of the information supplied by the Supplier under Clause 6.2.3, 6.2.4, 6.5 and 6.6 above, which includes the Parties’ allocation of Contractor Personnel to the appropriate SFIA categories and/or BPO categories for the Services and/or Work Packages (or any other agreed form of Specification) which such Contractor Personnel shall provide and that the SFIA Rate Card and BPO Rate Card have been correctly applied. Such audit may be conducted on a monthly basis for each Period. This does not affect BT’s other rights to audit under the Contract.

6.9                               If an audit conducted in Clause 6.8 above demonstrate that BT has been overcharged in any month in a rolling twelve month period (a “Relevant Period”) (in relation to a reasonable sample

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size, a material sum, (material being defined as 4% of the total invoice value for the sample being audited)) then following shall apply:

(a)                                 For over-charging in any one month in the same Relevant Period a remedial action plan shall be presented to BT by the Supplier, within two weeks (Early Warning) and the Supplier shall have one month from the date of the presentation of the remedial action plan to BT (or the end of the two week planning period if the Supplier fails to present the remedial action plan to BT) to implement the remedial action plan;

(b)                                 For over-charging in any two months in the same Relevant Period (not counting any over-charging in the one month remedial period in (a) above), the BT CPO will be informed and will raise the issue with the Supplier formally (Formal Alert);

(c)                                  For over-charging in three (or more) months in the same Relevant Period (not counting any over-charging in the one month remedial period in (a) above), BT will give the Supplier notice of such over-charging and a three month period in which to demonstrate that no further over-charging occurs (Notice of Supplier Over-Charging). If the Supplier overcharges during this three month remedial period this will be construed as a material breach entitling BT to either suspend Strada II status and not place any further work with the Supplier until such time as BT decides to revoke such suspension or to terminate the Contract in accordance with Condition 43.1 headed “Termination” (Breach Notice).

save that without prejudice to the requirement to repay any overcharging in accordance with Section 6.10, where BT has jointly agreed pursuant to Section 6.5 a specified number of Contract Personnel at specified SFIA/BPO grades should be deployed by the Supplier, BT shall not be entitled to raise a claim for over-charging on the basis that BT subsequently determines that such number deployed and such specified grades are incorrect. For the avoidance of doubt, BT shall be entitled to raise an Early Warning, a Formal Alert and a Supplier Over-Charging Notice or deliver a Breach Notice where the Supplier has not deployed a Contract Personnel at the SFIA/BPO grade agreed pursuant to the process set out in Section 6.5 and this has resulted in BT being overcharged.

6.10                        If an audit conducted in Clause 6.8 above demonstrate that BT has been overcharged in any Period, then the Supplier shall rebate the overcharged amount to BT for that Period and the Supplier shall indemnify BT against all costs and expenses in relation to the recovery by BT of such overcharging. Notwithstanding the above, in respect of Clause 6.9(b) and 6.9(c) above BT shall be entitled to a rebate from the Supplier of 125% of the overcharged amount. For the avoidance of doubt the Parties agree that this recovery of additional sums is fair and reasonable. BT shall be entitled within 12 months of the date of the audit conducted in accordance with Clause 6.8 to conduct a further audit in respect of the same audit scope, however after this 12 month period BT shall not be entitled to conduct any further audit of this same audit scope.

7.                                      RISK MANAGEMENT

7.1                               BT and the Supplier shall work collaboratively to manage and mitigate the impact of Contract risk.

7.2                               The Supplier will demonstrate proactive management to minimise the potential for escalation by:

a.              proactively taking all necessary preliminary action to protect BT including the proactive management of 3rd parties;

b.              identifying potential risks early;

c.               proactively communicating with BT when any commitments will not be met;

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d.              using root cause analysis to establish a process of continuous and shared learning to avoid repetition of risk;

e.               identifying overall events associated with the delivery of the Services that could have a material negative impact upon overall customer satisfaction and or jeopardise the Service Levels as agreed in the individual Order.

7.3                               All events identified in the preceding sub paragraph (e) above will be recorded on a high-level risk register which will be issued prior to the Effective Date and shall be agreed with BT no later than seven (7) days of Effective Date and reviewed and updated weekly between BT and the Supplier, and more frequently if required. All reasonable steps will be taken by the Supplier to manage these events in order to protect the overall customer experience and ensure that the required Service Level Agreement is maintained.

7.4                               The risk register shall as a minimum identify the risk, likely impact, probability evaluation and mitigation actions that will be taken to reduce the risk.  The register shall also identify any specific Supplier responsibility exclusions, which will vary dependent on the type of service provided.

8.                                      DISPUTE RESOLUTION PROCEDURE

8.1                               All disputes between the Parties arising out of or relating to this Contract shall be dealt with in accordance with Condition 34 headed “Escalation and Dispute Resolution Procedure”  in the Contract.

8.2                               If any dispute cannot be resolved by the individuals in Level 4 of the table in Condition 34, within a maximum of fourteen (14) days after it has been referred under Clause 8.1 above, that dispute shall be referred to the BT Group CFO for BT and the CEO of the Supplier for resolution.

8.3                            If the dispute cannot be resolved by the Parties’ representatives nominated under Clause 8.2 above within a maximum of fourteen (14) days after it has been referred under Clause 8.2 the dispute may be referred:

8.3.1                     if the dispute is of a technical nature or is expressed by this Contract to be subject to Expert Determination, by agreement between the Parties it may be referred for final determination to an expert (the “Expert”) who shall be deemed to act as expert and not as arbitrator pursuant to Clause 8.5 and its supporting paragraphs below; and

8.3.2                     by agreement between the Parties, it may be referred to Mediation pursuant to Clause 8.6 and its supporting paragraphs below; or

8.3.3                     in all other aspects it shall be determined pursuant to the Condition headed “Escalation and Dispute Resolution Procedure”.

8.4                            Work and activity to be carried out under this Contract shall not cease or be delayed by this dispute resolution procedure.

8.5                               Expert Determination

8.5.1                  The Expert shall be selected by mutual agreement or, failing agreement, within fourteen (14) days

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after a request by one party to the other, shall be chosen at the request of either party by the President for the time being of the Law Society who shall be requested to choose a suitably qualified and experienced Expert for the dispute in question.

8.5.2                  Fourteen (14) days after the Expert has accepted the appointment, the Parties shall submit a written report on the dispute to the Expert and to each other and seven (7) days thereafter shall submit any written replies they wish to make to the Expert and to each other.

8.5.3                  Both Parties will then afford the Expert all necessary assistance which the Expert requires to consider the dispute including but not limited to full access to any documentation or correspondence.

8.5.4                  The Expert shall be instructed to deliver his determination to the Parties within fourteen (14) days or such additional time as required by the Expert pursuant to paragraph 8.5.6 after the submission of the written replies pursuant to paragraph 8.5.2.

8.5.5                  The Expert’s decision will be conclusive and final, and binding on all Parties.

8.5.6                  The Expert shall have the same powers to require any party to produce any documents or information to him and the other party as an arbitrator and each party shall in any event supply to him such information within the timescales set by the Expert which it has and is material to the matter to be resolved and which it could be required to produce on discovery.  In the event that the Expert requires further time than that allowed in Clause 8.5.4 he shall notify the Parties accordingly.

8.5.7                  The fees of the Expert shall be borne by the Parties in the proportion as shall be determined by the Expert having regard (amongst other things) to the conduct of the Parties.

8.6                               Mediation

8.6.1                  A neutral advisor or mediator (“the Neutral Advisor”) shall be chosen by mutual agreement between the Parties or, if the Parties are unable to agree on a Neutral Advisor within fourteen (14) days after a request by one party to the other, or if the Neutral Advisor agreed upon is unable or unwilling to act, either party shall within fourteen (14) days from the date of the proposal to appoint a Neutral Advisor or within fourteen days of notice to either party that he or she in unable or unwilling to act, apply to the Centre for Dispute Resolution (“CEDR”) to appoint a Neutral Advisor.

8.6.2                  The Parties shall within fourteen (14) days of the appointment of the Neutral Advisor meet with him/her in order to agree a programme for the exchange of any relevant information and the structure to be adopted for the negotiations to be held in London.  Such negotiations shall be held on a “without prejudice” basis.  If considered appropriate, the Parties may at any stage seek assistance from CEDR to provide guidance on a suitable procedure.

8.6.3                  Unless otherwise agreed, all negotiations connected with the dispute and any settlement agreement relating thereto shall be conducted in confidence and without prejudice to the rights of the Parties in any future proceedings.

8.6.4                  If the Parties reach agreement on the resolution of the dispute, such agreement shall be reduced to writing and, once it is signed by their duly authorised representatives, shall be binding on the Parties.

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8.6.5                  Failing agreement, either of the Parties may invite the Neutral Advisor to provide a non-binding but informative opinion in writing.  Such opinion shall be provided on a without prejudice basis and shall not be used in evidence in any proceedings commenced pursuant to the terms of this Contract without the prior written consent of both Parties.

8.6.6                  If the Parties fail to reach agreement in the structured negotiations within sixty (60) days of the Neutral Advisor being appointed, or such longer period as agreed by the Parties, then any dispute or difference between them may be referred to the courts.

9.                                      NON DISCLOSURE AGREEMENT

9.1                               BT may from time to time look to agree a Non Disclosure Agreement with the Supplier to protect Confidential Information relating to a BT project.

9.2                               Where a Non Disclosure Agreement is required the template in Appendix 3 shall be used and BT shall be required to complete the section on definition of Transaction and Duration prior to issuing to the Supplier for sign off.

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APPENDIX 1

KPIs

KPI’s

Pan BT Supplier Scorecard	Cost Reduction

The Pan BT Supplier Scorecard shall relate to all engagements with BT across all LoBs and MFUs and shall represent 3 distinct but interrelated views as follows:-

•        Balanced Business

•        Operational

•        Compliance/Hygiene

• Minimum [x]% Financial Year efficiency savings

IT Services	BPO Services

Development

•        Number or errors/defects in test

E2E/Sevice Introduction

•        No. of errors defects found during the first 30 days of operation

•        No. of errors defects found during the first [12] months of operation

Effectiveness of test

•        %of errors in test to errors in live

Cycle Time

•        No of failures to meet project milestones

Standards Compliance

•        Operating Model

•        SDK

•        CIT

•        Function Points

Application Support –

•        Fault reduction

•        Incident Identification

•        Service Restoration

•        Data integrity within and between systems

•        Root Cause Analysis (RCA)

•        Successful Change Repeat Faults

Process quality:

•        External customer satisfaction

Process effectiveness (outcomes):

•        Sales close rate

•        Sales volume

•        # of outbound calls resulting in a sale

•        Process efficiency (time-related):

•        Average handled time

•        Average wait time

•        Occupancy per hour

•        # of claims handled per hour

People:

•        Absenteeism

•        Training

•        Turnover / Attrition

Technology (interruptions):

•        Network uptime

•        System uptime

•        Application uptime

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APPENDIX 2

THE BT CUSTOMER EXPERIENCE PRINCIPLES

Customer Experience E2E

Building BT process and systems that deliver an excellent customer experience and Our customers rate BT as ‘number one for service’

The Customer Experience E2E team will drive the end-to-end implementation as part of BT IT strategy by providing the methodology, training, tools and solutions that will help BT deliver the optimal benefits of end-to-end customer experience.

Overview

Customer Experience E2E is the external customer’s view of internal processes (both automated and manual).

Analysing our business process from the customer’s perspective, we can determine:

•                  What is the Customer Experience?

•                  Which business function do we perform to fulfil the customer’s need?

•                  What systems or manual steps support those business functions?

•                  Where are the bottlenecks or opportunities for improvements?

There are three end-to-end experiences that BT will focus on and these are:

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What does this give us?

We can then prioritise IT projects to deliver the greatest impact on the End to End Customer Experience by:

•                  Ensuring the customer receives an experience that is on-time and free of mistakes

•                  Meeting or exceeding expectations for how long we take to deliver

Measuring the Customer Experience

Once we know what the end to end experience is for the customer, we then determine the E2E metrics based on the data that has been collected and create baselines on the four measures.

This activity will allow us to identify bottlenecks and/or opportunities of improvement and help BT to define and prioritise deliverables for the next 90-days that will be used to drive the Hothouse sessions.

Collaborating with the business partners and BT to develop optimal solutions and make a positive impact to the Customer Experience.

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The positive impact will the help Post-Implementation-Review (PIR) board measure the success of the programmes and ensure that any success is based on a measured metric pushing the Customer Experience to the fore-front of everything that we do.

The measured customer experience should then be used to sustain the gain by constantly monitoring the end-to-end experience and continuous hot-housing to focus on the customer experience will allow us to deliver solutions that are key to the success of BT.

Benefits to BT and its customers

An IT mentality to deliver projects that will help drive the BT strategy. BT will be able to enhance the Customer Experience and deliver collectively by:

•                  Doing the right thing vs. doing things right

•                  Being Customer oriented vs. system oriented

•                  End-to-end optimization vs. function silo.

The Customer Experience E2E approach will give BT a new decision making methodology and one that is based on the following:

•                  Quantitative vs. qualitative

•                  Top Down vs. bottom Up

•                  80/20 rule.

This change will allows us to improve the customer perception of BT from a reliable but slow-moving telecom company to a “highly agile and effective services company” (quote from Ben Verwaayen)

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APPENDIX 3

NON DISCLOSURE AGREEMENT

THIS AGREEMENT made on [date must be entered] 200[  ]

between the following Parties (the “Parties” and individually a “Party”):

(1) British Telecommunications plc, a company registered in England and Wales, whose registered office is at 81 Newgate Street, London EC1A 7AJ, England, and whose registered number is 1800000 (“BT”); and

(2) <enter full legal entity name of other party>, a company registered in <enter country of registration of other party> whose registered office is at <enter registered office address of other party> and whose registered number is <enter company registration number of the other party> (the “Recipient”).

Background

(A) The Parties are considering entering into a possible transaction or arrangement together, which will involve BT disclosing to the Recipient information concerning BT and/or its Group Companies.

(B) The Parties wish to regulate how such information will be protected.

Agreement

The Parties agree as follows:

9.1 Definitions

In this Agreement:

“BT Wholesale Information” means information which BT from time to time identifies to the Recipient as being commercially confidential, or is by its nature commercially confidential, to the BT line of business known as “BT Wholesale”.

“Confidential Information” means any and all information, whether disclosed orally or in writing or in any other form, and whether disclosed before, on or after the date of this Agreement, owned or controlled by, or relating to the business or affairs of, BT or any of its Group Companies and disclosed by BT to the Recipient in relation to the Purpose;

“Group Companies” means in relation to a Party, its ultimate holding company and the direct and indirect wholly owned subsidiaries (other than such Party) of such holding company;

“Openreach Information” means information which BT from time to time identifies to the Recipient as being commercially confidential, or is by its nature commercially confidential, to the BT line of business known as “Openreach”.

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“Purpose” means the use of Confidential Information for the purposes of the Recipient considering whether it (or one or more of its Group Companies) should enter into a Transaction, and having discussions with BT about a possible Transaction;

“Representatives” means, in relation to the Recipient, its, and any of its Group Companies’, officers, staff, professional advisers and subcontractors who: - (i) need to have access to any Confidential Information for the Purpose; (ii) have been made aware of the provisions of this Agreement and the Recipient’s obligations under it; and (iii) have been and are bound by confidentiality and usage obligations in respect of the Confidential Information no less onerous than the obligations of the Recipient in this Agreement; and

“Transaction” means a transaction or arrangement between the Parties or any of their respective Group Companies concerning <What does the proposed transaction/arrangement concern? Enter details sufficient to identify it clearly>.

9.2 Duration

The obligations of the Parties under this Agreement will cease to have effect <enter effective period of Agreement (from its date) in years> years after the date of this Agreement. Such cessation shall not, however, prejudice any then accrued rights in respect of any breaches of this Agreement or the continuation in force of any provisions necessary to assert or enforce any such rights.

9.3 Obligations

9.3.1 In consideration of BT disclosing Confidential Information to the Recipient, subject to clause 4 below the Recipient shall, and shall procure that its Representatives shall, :

9.3.1.1 use Confidential Information only for the Purpose;

9.3.1.2 keep Confidential Information confidential;

9.3.1.3 permit access to Confidential Information only to the Recipient’s Representatives for the Purpose;

9.3.1.4 not copy Confidential Information except as necessary for the Purpose;

9.3.1.5 not delete any confidentiality and/or proprietary notices or legends appearing on the original Confidential Information as disclosed by or for BT; and

9.3.1.6 in disclosing any Confidential Information as permitted by this Agreement, comply with any applicable laws controlling or relating to the export of information.

9.3.2 Subject to clauses 3.3 and 4 below, the Recipient shall within 10 days following BT’s written request: (i) deliver to BT or, at BT’s option, destroy (including the permanent deletion of any electronic copies) all originals and copies of Confidential Information which the Recipient may have or control; and (ii) confirm in writing to BT that the Recipient has complied with such request.

9.3.3 Notwithstanding clause 3.2 above, the Recipient may, subject to the other provisions of this Agreement, retain in its records one copy of any Confidential Information that it has been obliged to disclose in accordance with clause 4.5 below.

9.3.4 Except with BT’s prior written consent, and without prejudice to the Recipient’s other obligations in this clause 3, the Recipient shall not disclose:

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(a) Openreach Information to any BT employee, agent or contractor unless the Recipient knows that such BT employee, agent or contractor is employed within or by Openreach; or

(b) BT Wholesale Information to any BT employee, agent or contractor unless the Recipient knows that such BT employee, agent or contractor is employed within or by BT Wholesale.

9.4 Exceptions

The Recipient’s obligations in clauses 3.1, 3.2 and 3.4 above shall not apply to Confidential Information to the extent that:

9.4.1 it was already in the lawful possession of the Recipient and at its free disposal without any obligation of confidence before BT’s first disclosure of it to the Recipient; or

9.4.2 it is or has been lawfully disclosed to the Recipient by a third party without any obligations of confidence; or

9.4.3 it is in or comes into the public domain other than through a breach of this Agreement; or

9.4.4 it is or has been created independently by or for the Recipient without use or knowledge of Confidential Information; or

9.4.5 the Recipient is obliged to disclose it by law or to meet the order or requirements of any competent court of law, governmental or statutory regulatory authority, or stock exchange, to which the Recipient is subject from time to time. Before making any such disclosure, the Recipient shall, to the extent that it is not prevented from doing so by such law, order or requirement, : (i) first promptly notify BT in writing of the details of the ordered or required disclosure; and (ii) if so requested and so far as is reasonable, assist BT, at BT’s cost, in seeking a protective order or other assurance with respect to maintaining the confidentiality of such Confidential Information.

9.5. Status of Agreement

9.5.1 Neither the entry into this Agreement, nor the disclosure or receipt of Confidential Information, nor the carrying on of any discussions or negotiations about a possible Transaction, shall constitute or imply any offer, representation, commitment or promise by either of the Parties: (i) to enter into any further agreement; or (ii) to sell or purchase any product or service; or (iii) (except as expressly provided in Clause 3 above) to grant any intellectual property right or licence.

9.5.2 BT gives no representation, warranty or undertaking to the Recipient as to the accuracy or completeness of any Confidential Information (except so far as agreed otherwise by BT in any written agreement for a Transaction), and BT shall be under no obligation to update or correct any Confidential Information.

9.5.3 Neither Party shall be liable for any costs or expenses incurred by or for the other Party in considering, having discussions about, and/or in preparing for, a Transaction .

9.5.4 Other than any of BT’s Group Companies, a person who is not a party to this Agreement may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999.

9.5.5 This Agreement shall bind the successors of each Party.

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9.6. Remedies

The Recipient acknowledges that if it breaches this Agreement damages may not be an adequate remedy for BT and that BT shall (without prejudice to any other rights and remedies) have the right to apply for injunctive relief or for specific performance of the Recipient’s obligations.

9.7 General Provisions

9.7.1 The rights and obligations in this Agreement are in addition to any confidentiality obligations implied or imposed by applicable law.

9.7.2 No failure or delay by BT in exercising any right or remedy under this Agreement shall operate as a waiver of that right or remedy, and no single or partial exercise of any right or remedy shall preclude any further exercise of any right or remedy under this Agreement.

9.7.3 This Agreement may only be amended by a further written agreement to that effect signed by the Parties.

9.7.4 If any provision of this Agreement is held to be invalid, illegal or unenforceable (the “Invalid Provision”), the remaining provisions shall be unimpaired and the Parties will in good faith negotiate a substitute provision for the Invalid Provision which as closely as possible meets its intent while at the same time being valid, legal and enforceable.

9.8 Governing Law and Jurisdiction

This Agreement shall be governed by English law and the Parties agree in respect of it to submit to the exclusive jurisdiction of the English Courts. However, nothing in this Agreement shall prevent BT from applying to any other court for injunctive relief or for specific performance or for the enforcement or execution of any judgement or court order.

SIGNED for and on behalf of British Telecommunications plc	SIGNED for and on behalf of <enter full legal entity name of other party>

Signature
Signature

Name
Name

Position
Position

APPENDIX 4

SUPPLIER REPORTING

1                                         Introduction

Supplier reporting and scorecards are critical to the delivery of Services.  Therefore the Supplier shall provide world class reporting that will measure both performance and relationship to deliver continuous improvements including but not limited to:-

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Cycle time,

% Right first time,

Cost reduction,

Customer satisfaction,

Operational delivery,

Contractual compliance,

and shall to the fullest extent possible provide complete transparency of the Supplier’s performance

It is intended that the Supplier’s operational and relationship management reporting will, when aggregated across all work packages and requirements, provide a single view of Supplier performance across multiple subject matters.

2                                         Frequency

The Supplier shall deliver weekly, monthly, quarterly, half yearly and annually, or such other periods as BT may specify, reports and scorecards as required by BT to support the management of the Contract.

3                                         Content of Reports and Scorecards

Reports and scorecards may, as required by BT, include but not limited to:-

KPI’s

•                  as detailed in Appendix 1 to this Schedule 6 or additional KPI’s as may be specified from time to time,

Relationship

•                  Monitoring and reporting,

•                  Continuous improvement,

•                  Gaps in performance,

•                  value add from major strategic projects,

•                  Overdue Issue resolution and or actions,

•                  Escalations to the Executive Review ,

•                  Outstanding performance escalations,

•                  Formal disputes.

Customer Satisfaction

•             Senior Management Escalations,

•             Contractual disputes,

•             Communication & Collaboration,

•             End User Satisfaction,

•             Right First Time,

•             Value for Money,

•             Flexibility & Responsiveness,

Operational Performance

•             Delivery on Time,

•             Performance against SLA –(Delivery of qualitative and or quantitative targets) agreed within Work Packages,

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•             System Availability,

•             Outages,

•             Delivery of Management Information.

Financial/Commercial

•             Cost control,

•             Productivity and efficiency cost reductions,

•             Offshore/On-shore Ratio,  (Compliance to 90:10),

•             Project and Contract Savings,

•             Post Implementation Review (PIR) Compliance,

•             Service Credits Applied,

•             Invoicing Compliance/Accuracy,

•             License Management,

•             Working At Risk (WAR),

•             Function Point Measurement (cost, productivity, reliability and any other back up details)

•             Test Point Measurement (auditable back up details)

People

•                  In all people reports that reference an individual person the EIN must also be used,

•                  Capacity/Scale to meet Requirements,

•                  Training/Development Programmes,

•                  Skills  Accreditation,

•                  Reductions in internal churn and external attrition.

•                  Compliance to desired resource skill levels i.e. SFIA, BPO skills etc

Supplier Governance

•                      Corporate and social responsibility,

•                      Effective Operational Management (Change Management, Demand Management, Risk Management, Delivery Tracked etc.,),

•                      Regulatory Training,

•                      Health & Safety Training,

•                      Pre Employment Checks,

•                      Security Compliance,

•                      Business Continuity,

•                      Security Breaches.

Change Management

•                      Did all changes follow the formal Change Control process?

•                      Performance against change control milestones and quality standards,

•                      Is demand tracked and managed.

Risk Management

•                      Formal Risk Management,

•                      Unmitigated risks – are there any Risks that are unmitigated?

•                      Risk beyond resolution dates.

Innovation

•                      Evidence that the Supplier has both offered and delivered substantive innovation to BT

•                      Number of operational innovations,

•                      Number of strategic innovations,

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•                      Revenue generated.

4                                         Measurement

The Supplier shall use best industry practise for measurement of performance scores unless BT has specified a particular measure, in which case the BT specified measure shall be used. Any performance scores including successes and failures must be supported by documented evidence. Failures must be supported by relevant Route Cause Analysis and or similar evidence of investigation. Reporting and scorecards will ensure objectivity by the application of minimum standards for input from one or more of the following sources:

•                  Direct from system data or documented records recognised by both BT and the Supplier

•                  Where sample audits are used both BT and the Supplier shall have formally documented acceptance that both the source and the sample used are recognised and a fair reflection.

•                  Via Operational input supported by evidence

5                                         Changes

BT reserves the right, to unilaterally change its Supplier reporting and scorecard requirements without the consent of the Supplier.

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APPENDIX 5

SERVICE CREDITS FOR KEY PROVISIONS AND MANDATORY COMPLIANCE

Measure and	Targeted	Reported		Contractual Link	Basis for	Immediate	91 Days Onwards
Rationale	On	By	Target	(SmartSource)	Remedy	Remedy	Credit Rate	Repetition
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	As above.	[***]	As above	[***]	Not applicable.	As above	As above
[***]	[***]	[***]	[***]	[***]	[***]	[***]	None	None
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	.N/A

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[***]	[***]	[***]	[***]	[***]	[***]	Not applicable.	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	Not applicable.	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	Not applicable.	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	Not applicable.	[***]	[***]

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SCHEDULE 7

TRANSITION AND TRANSFORMATION & EXIT PLAN

1.	Purpose of the Schedule	2

2.	Transition and Transformation	2

3.	Exit Strategy Co-operation	5

1

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1.                                      Purpose of the Schedule

This Schedule sets out the minimum terms and conditions the Supplier shall adhere to for all Orders in the event the relevant Order(s) requires the following services:

•                  Transition and Transformation

•                  Exit and Termination Assistance

The Effective Date is defined as the date that the Services in relation to an Order become effective.

2.                                      Transition and Transformation

2.1                               Transition shall comprise those activities needed to achieve a logical, ordered and thoroughly planned transfer of people, processes and systems from BT or the current service provider to the Supplier.

2.2                               Transformation encompasses those activities necessary to transform the current service (“the As-Is service”) to the full Services and associated SLAs (the “To-Be Service”) as detailed in individual Order.

2.3                               Where the Supplier undertakes Services which requires transition and transformation:

a.              The Supplier shall complete transition and transformation of the Services within the time periods agreed in the Order (“the Transition and Transformation Period”) and if no date is agreed in the Order no later than seven (7) days from the Effective Date.

b.              The Supplier shall initiate transition and transformation for critical work areas identified by BT, ahead of the transition and transformation start date, by making a transition and transformation team available by a date to be mutually agreed by both Parties and confirmed in Specification.

2.4                               Project Plan

If it is not feasible to migrate all the Services identified in the relevant Order simultaneously the Supplier should propose a project plan to indicate when the Services shall be migrated. The plan should be structured to maximise the cost and efficiency benefits that can be achieved for BT.

2.5                               Transition and transformation Plan:

a.              A transition and transformation plan shall be agreed between BT and the Supplier, which shall include details set out below for successful completion of the transition and transformation work. The details are as follows:

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•                   the project’s objectives;

•                   the project’s scope;

•                   start date and end date for the project as well as the individual milestone within it;

•                   the results and deliverables including acceptance criteria for the project;

•                   the accountabilities of both parties in the project; and

•                   the agreed dependencies and responsibilities of the Parties in relation  to each project.

b.              BT and the Supplier shall hold regular joint management reviews of the transition and transformation process. The transition and transformation plan shall be used to monitor the progress of the transition and transformation work.

2.6                               Remedies:

a.              In the event of the transition and transformation work not being completed within the Transition and Transformation Period as a result of default by the Supplier, BT shall have the following options:

i.                  Either, agree a reasonable extension of the Transition and Transformation Period, for which the Supplier shall provide additional resources required to complete the transition and transformation at no costs to BT and the Supplier shall reimburse BT for all direct loss that BT incurred as a result of this extension.

ii.               BT may terminate the Order and pay nothing for the transition and transformation work already carried out by the Supplier should BT consider that the transition and transformation of the Services cannot be completed within a reasonable time, which shall be deemed to be the Transition and Transformation Period.  In the event that BT incurs additional external support charged as a result of the abortive transition and transformation work, the Supplier shall reimburse BT of such direct loss.

b.              The remedies listed above may apply, subject always to a maximum total amount of the direct loss incurred by BT as a result of this default.  BT wishes to retain the right to terminate however the total remedy amount described above will be the Supplier’s sole financial liability and BT’s sole financial remedy for failure to achieve completion of transition and transformation within the Transition and Transformation Period.

2.7                               In the event of the transition and transformation work not being completed within the Transition and Transformation Period as a result of a delay caused by a BT dependency, BT shall ensure that any reasonable extra costs incurred by the Supplier are reimbursed to a maximum total amount of the extra costs incurred by the Supplier. For the avoidance of doubt, all BT dependency shall be detailed in the Order.

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2.8                               Timescales

The Transition and Transformation plan shall be in two parts:

a.                                      transition and transformation, and

b.                                      ongoing work.

Commencement of ongoing work shall be dependent on the Supplier demonstrating that they meet the transition and transformation Acceptance criteria to the satisfaction of BT.

2.9                               Transition and Transformation Escalation

a.                                      In the event of a breakdown or failure in transition and transformation that does or could reasonably be expected to result in a remedy claim for failure on the part of either BT, the Supplier or both the escalation process will be as follows:

BT: [BT Transition and Transformation Manager]

The Supplier: [Supplier Transition and Transformation Manager]

b.                                      It will be the responsibility of these managers to consider the instance of failure, agree an appropriate course of action to correct the failure, assess any financial impact on the disadvantaged party and agree a suitable remedy. In the event that this cannot be agreed, it will be referred to respective Steering Committee for final resolution.

2.10                        Process, Policy and Procedure Documentation

Prior to the commencement of transition and transformation services, the Supplier shall:

a.              define and create the process and procedure information in documentation required to provide the Services. This documentation will be based upon the As-Is Services baseline processes, procedures and policies which will be captured in the documentation by the Supplier and owned by BT;

b.              maintain the documentation within a Supplier-approved quality control method;

c.                update the documentation as soon as reasonably practicable as a result of any change made by the Supplier to BT’s processes, procedures and policies during the Contract Period. All changes made to this documentation are New Information (as defined in the Condition headed “Intellectual property Rights);

d.               upon request, give BT such access to the documentation at Supplier’s facility or in a jointly managed electronic system; and

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e.                where required by BT, Supplier will arrange for copies of such documentation to be provided to BT, subject to reasonable notice to enable the copying and transmission of the documentation.

For the avoidance of doubt, the documentation referred to in this Section is BT’s Intellectual Property Rights.

3. EXIT STRATEGY COOPERATION

3.1                               The Supplier acknowledges the need by BT for the continuity of the Services (by BT, a member of the BT Group or a Successor Contractor) upon Termination either in part or whole for whatever reason. Accordingly, BT and the Supplier shall forthwith comply with this Schedule and procure that any Contract Personnel, Supplier Affiliate and Sub-contractors shall comply with this Schedule and the Exit Management Plan. The Exit Management Plan shall be submitted to BT within thirty (30) days of Commencement Date of and upon request by BT, individual Exit Management Plan from the Effective Date of the individual Order.

3.2                               In performing the exit activities both parties will use all reasonable endeavours to minimise risks and costs for the other party.

3.3                               The Supplier shall take responsibility to ensure that the Exit Management Plan is implemented so as to achieve the intended outcome of this Schedule.

3.4                               The initial areas to be included in the Exit Management Plan for the Contract and each Order (as applicable) as a minimum, unless otherwise agreed, are to:

(a)                                 provide an orderly and smooth exit of the Services or any part thereof; and/or

(b)                                 provide an orderly and smooth cessation of the Services or any part thereof;

(c)                                  enable BT to re-tender the provision of Services; and

(d)                                 efficiently and effectively manage all exit activities including the provision of access and information, transfer of assets where relevant and creation of such interfaces as are necessary to ensure that all or any part of the Services which are either not subject to exit or which are subject to a contemplated or implemented exit but have not yet been subject to an end date continue to be provided in accordance with this Contract and that any Service Levels applicable to such Services continue to be met.

3.5                               The Exit Management Plan shall include:

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(a)                                 a description of exit activities to be carried out under the Exit Management Plan including any key milestones and target milestone dates;

(b)                                 an impact analysis detailing all implications of the exit activities to be undertaken and in relation to risks identified, details of activities to be undertaken to eliminate, minimise and/or mitigate such risks;

(c)                                  any known dependencies on BT;

(d)                                 the names of BT and the Supplier individuals who shall have responsibility for and who shall liaise in relation to each exit activity to be undertaken under the Exit Management Plan;

(e)                                  a plan outlining the manner in which exit activities will be communicated to BT;

(f)                                   details of any changes required to any business continuity plan as a result of implementation of the Exit Management Plan; and

(g)                                  such other activities and/or details as BT shall reasonably require and/or the Supplier shall recommend.

3.6                               The Exit Management Plan shall be in a format reasonably acceptable to BT.

3.7                               If the Contract or the relevant Order is terminated by BT, or not renewed with the Supplier beyond the Contract Period or the Order end date, the Supplier shall co-operate fully with BT and with any third party nominated by BT, at no additional cost to BT, in facilitating the provision of replacement work (“Replacement Work”).  Such co-operation shall include, without limitation:

(a)                                             the supply by the Supplier of such Supplier’s Background Information as is reasonably necessary to enable Replacement Work to be provided in a similar manner to that in which Services had or should have been provided by the Supplier;

(b)                                             the granting by the Supplier to BT or, at BT’s option, a third party, of a licence to use such Supplier’s Background Information solely in relation to the provision of Replacement Work for a period expiring five years after the date of termination (or part termination) of the Contract or the Order (as applicable);

(c)                                              the grant to BT an irrevocable, royalty free licence in perpetuity to use, reproduce, modify and sub-licence to any BT Group Company for their own internal business needs the tools, methodologies, know-how and materials and information created by the Supplier in the course of or arising from the provision of the Services under the Contract Period to the extent it does not include any third party Intellectual Property Rights. To the extent the tools, methodologies, know-how and materials and information contains third party Intellectual Property Rights, the Supplier shall advise BT of that fact and at BT’s request

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British Telecommunications plc	IN COMMERCIAL CONFIDENCE

and expense use commercially reasonable efforts to assist BT in obtaining the right to use such third party Intellectual Property Rights; and

(d)                                             the undertaking by the Supplier of all reasonable endeavours to procure for BT or BT’s nominated contractor the grant or transfer of all licences and permissions under third party Intellectual Property Rights which may from time to time be reasonably necessary for the provision of Replacement Work to the extent that such third party Intellectual Property Rights have been used in the provision of Services by the Supplier.

For the avoidance of doubt, the Replacement Work shall include for Services under an Order, which had ceased or lapsed over a period of time.

For the purpose of this Section (Exit Strategy Co-operation) “Supplier’s Background Information” shall mean all Information owned or controlled by the Supplier or companies in the same group (as defined by s.53 Companies Act 1989) as the Supplier.

3.2                               Further to the above, the Supplier shall use all reasonable endeavours to maintain the Key Personnel throughout the Replacement Work period and in the event the Supplier fails, refuses and/or neglects to maintain the Key Personnel, the Supplier shall reimburse BT any cost incurred by BT for any delay on the part of Supplier in completing the Replacement Work.

3.3                               The Supplier agrees to vacate BT’s premises within a reasonable period and deliver to BT those BT assets in the Supplier’s custody.

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SCHEDULE 8

GENERIC STANDARDS

1.	CONTRACT RESPONSE	2

2.	TABLE OF COMPLIANCE	3

3.	EMBEDDED BT GENERIC STANDARD 11 FOR COMPLETION	3

4.	BT GENERIC STANDARDS 13 and 18 FOR ACCESS AND COMPLETION	3

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The latest issues are attached as follows:

•	BT Generic Standard 11	Safety Management	Issue 8

•	BT Generic Standard 13	Environmental Impact	Issue 9

•	BT Generic Standard 18	Sourcing with Human Dignity Standard	Issue 3

1                      CONTRACT RESPONSE

The Supplier shall comply, and shall ensure that all Subcontractors comply with the latest applicable issue of the following BT Generic Standards at http://www.selling2bt.bt.com/working/generic/default.htm:

(a) GS1 — Business Management System Standard;

(b) GS3 — Software Development Standard;

(c) GS11 - Health & Safety Management Standards;

(d) GS13 — Environmental Management Standards — compliance to be in accordance with the Condition headed “Environmental Impact”;

(e) GS18 — Sourcing with Human Dignity — compliance to be in accordance with the Condition headed “Sourcing with Human Dignity”;

(f) GS20 — Climate Change; and

(g) ITSGS — IT Security Generic Standard - the latest applicable issue of which will be as provided to the Supplier by BT. (required for BPO Call Centre activity only)

To each attached Generic Standard the Supplier is required to make a declaration of “Compliant”, “Partially compliant” or “Non-compliant” as appropriate.

This declaration shall be followed by a concise supporting statement describing the way in which the Supplier complies, or why the Supplier does not and identifying methods and tools used.

Compliance with the attached Generic Standards does not confer immunity from legal obligations. The Supplier should note that BT reserves the right to validate the information provided.

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2                      TABLE OF COMPLIANCE

	Compliant	Partially Compliant	Non-compliant
Generic Standard 1
Generic Standard 3
Generic Standard 11
Generic Standard 13
Generic Standard 18
Generic Standard 20

3                      EMBEDDED BT GENERIC STANDARD 11 FOR COMPLETION

4                      BT GENERIC STANDARDS 13 AND 18 FOR ACCESS AND COMPLETION

On the Commencement Date the Supplier shall access the following URL’s and complete the following two questionnaires:

https://secure.selling2bt.bt.com/ext/html/gs13/

https://secure.selling2bt.bt.com/ext/html/gs18/

The Supplier must complete the questionnaires within a two month time period and ensure that the file is emailed as the instructions indicate.

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SCHEDULE 9

SUPPLIER SITE LOCATIONS AND AFFILIATES

1.              PURPOSE OF THIS SCHEDULE

2.              SUPPLIER SITE LOCATIONS

3.              SUPPLIER AFFILIATES

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

1.              PURPOSE OF THIS SCHEDULE

This Schedule identifies all the Supplier Site locations and Supplier Affiliates in scope as of [XX XXXXXX 20XX]

2.              SUPPLIER SITE LOCATIONS

List of Supplier Site locations that will be used to deliver Work under this Contract. Any change to this list of locations shall be made in accordance with the Change Control procedure as outline in Schedule 6 headed Governance

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

3.              SUPPLIER ENTITIES

Any change to this list of Supplier Affiliates shall be made in accordance with the Change Control procedure as outline in Schedule 6 headed Governance.

Sr. No.	Name of the Subsidiary Companies	Country in which incorporated
	Westborough, MA Virtusa Corporation 2000 West Park Drive, Westborough, MA 01581 Telephone: +1 508 389 7300 / Facsimile: +1 508 366 9901	US
	New York, NY Virtusa Corporation 245 Park Avenue, 39th Floor, New York, NY 10167 Telephone: +1 212 372 8727 Facsimile: +1 212 792 4001	US
1.	Maidenhead, Berkshire Virtusa UK Ltd. No. 1, Bell Street, Maidenhead, Berkshire SL6 1BU Telephone: +44 1628 421 500 Facsimile: +44 1344 887 551	UK
2.	London Virtusa UK Ltd. 15, Old Bailey, London EC4M 7EF	UK

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Telephone: +44 2031 786 916 / Facsimile: +44 2030 082 501
3.	Amsterdam Virtusa Corporation Amsterdam WTC, H-Tower Zuidplein 36 1077 XV Amsterdam The Netherlands Telephone: +31 20 799 78 00 / Facsimile: +31 20 799 78 01	The Netherlands
4.	Budapest Virtusa Corporation Kálmán Imre utca 1. 1054 Budapest Hungary — 1054 Telephone: +36 1 475 1166 / 67	Hungary
5.

Chennai
Virtusa (India) Pvt. Ltd.
“The Lords”, Plot No. 1 & 2, Northern Extension Area,
Thiru-Vi-Ka Industrial Estate, Guindy,
Chennai — 600032
Telephone: +91 44 4200 2700 / Facsimile: +91 44 4200 2800

India
6.

Virtusa Software Services Pvt. Ltd.
1st Floor, 5th Block, DLF IT Park — SEZ,
1/124 Mount Poonamalee Road,
Shivaji Garden Moonlight Stop,
Nandambakkam Post, Manapakkam
Chennai - 600089
Telephone: +91 44 3927 7700 / Facsimile: +91 44 3927 7800

India
7.	Hyderabad Virtusa (India) Pvt. Ltd. 3rd Floor, My Home Tycoon Building, Begumpet, Kundanbagh,	India

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

Hyderabad — 500016 Telephone: +91 40 2341 4200 / Facsimile: +91 40 2341 2310
8.	Virtusa Consulting Services Pvt. Ltd. Sy No.115, Nanakramguda Village, Serilingampally Mandal, Ranga Reddy District, Hyderabad — 500019 Telephone: +91 40 4452 8000 Facsimile: +91 40 2341 2310	India
9.	Virtusa (India) Pvt. Ltd. Block B, 2nd Floor, Cyber Gateway, Madhapur, Hyderabad — 500018 Telephone: +91 40 2341 4200 / Facsimile: +91 40 2341 2310	India
10.	Colombo Virtusa Pvt. Ltd. Cinnamon Lakeside Commercial Complex, 117, Sir Chittampalam A. Gardiner Mawatha, Colombo 02 Telephone: +94 11 238 5714 / Facsimile: +94 11 470 2199	SriLanka
11.	Virtusa Pvt. Ltd. 752, Dr Danister De Silva Mawatha, Colombo 09 Telephone: +94 11 460 5500 / Facsimile: +94 11 470 2199	Srilanka
12.	M/s.Virtusa India Pvt.Ltd. NPR Chambers,No.746,80 Ft. road, Koramangala,4th Block, Bangalore — 560 034	India
13.	Virtusa Germany GmbH Nördliche Münchner Straße 16	Germany

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©British Telecommunications plc	IN COMMERCIAL CONFIDENCE

D-82031 Grünwald, Germany
14.	Virtusa Singapore Private Limited 80 Raffles Place #16-20 UOB Plaza Singapore 048624	Singapore
15.
16.
17.
18.
19.

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

SCHEDULE 10

BT AFFILIATES

1.              PURPOSE OF THIS SCHEDULE

2.              BT AFFILIATES

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

1.              PURPOSE OF THIS SCHEDULE

This Schedule identifies all the BT legal entities in scope (where BT owns between 50-100% of that legal entity) comprising the BT Group (as at 11TH May 2007)

2.              BT ENTITIES

Any change to this list of BT Entities shall be made in accordance with the Change Control procedure as outline in Schedule 6 headed Governance.

Company Name	Company No	Country
BT Albania Limited SH.P.K	K61317008P	Albania
BT Algeria Communications SARL	04 B 965740	Algeria
BT Argentina S.R.L.	1.657.972.	Argentina
BT Armenia Closed Joint Stock Company	286.120.05262	Armenia
BT Australasia Pty Limited	ACN 003 050 146	Australia
BT Austria GmbH	FN 207702 W	Austria
BT Azerbaijan Limited, Limited Liability Company	1104-T5-3499	Azerbaijan
BT Solutions Limited (Bahrain Branch)	51845	Bahrain
BT Communications Bangladesh Limited	C-49686(1670)/2003	Bangladesh
BT (Barbados) Limited	23341	Barbados
BT BELRUS Foreign Limited Liability Company	190536274	Belarus
BT Limited, Belgium Branch	RPR/RPM:0440.036.936	Belgium
Communications Global Network Services Limited	EC 26678	Bermuda
BT Solutions Limited Sucursal Bolivia	59639	Bolivia
BTIH Teleconsult Drustvo sa organicenom odgovornoscu za posredovanje i zastupanje d.o.o. Sarajevo	1-24585	Bosnia and Herzegovina
BT (Gaborone) (Proprietary) Limited	2003/1983	Botswana
BT Communications do Brasil Limitada	03.076.075/0001-44	Brazil
BTGS BNI Sdn Bhd	AGO/RC/6524/05	Brunei Darussalam
BT Bulgaria EOOD		Bulgaria
BT Cameroon Limited	PC/DGA/2004/B/034024	Cameroon
BT Canada Inc.	433555-4	Canada
BT Cape Verde	N° 737/2004	Cape Verde
BT Global Networking A Limited	113910	Cayman Islands

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Company Name	Company No	Country
Servicios de Telecommunicaciones BT Global Networks Chile Limitada	1595	Chile
BT China Limited	9150	China
BT Colombia Limitada	AA2195280	Colombia
BT Global Costa Rica SRL	568-28773-1-2	Costa Rica
BT Cote D’Ivoire	CI-ABJ-03-B-1045	Cote D’Ivoire
BT Solutions Limited Podruznica Hrvatska	1741659	Croatia
BT Solutions Limited	AE 1785	Cyprus
BT Limited, organizacni slozka	70 80 20 25	Czech Republic
BT Denmark ApS	CVR. NO. 24221415	Denmark
BT Dominican Republic, S. A.	18887	Dominican Republic
BT Solutions Limited	1.79187E+12	Ecuador
BT for Telecommunications Egypt Limited [translation of the Arabic name]	9419	Egypt
BT El Salvador, Limitada de Capital Variable	2003095282	El Salvador
BT Solutions Limited Eesti Filiaal	10956538	Estonia
BT SOLUTIONS LIMITED/Ethiopian/	EIA PC01/280/03	Ethiopia
BT Nordics Limited, branch in Finland	1721774-0	Finland
BT France SAS	B 394 999 577	France
BT Gabon Limited	2004B03493	Gabon
BT Gambia Limited	95/2004	Gambia
BT Georgia Limited LLC	05/04/3840	Georgia
BT (Germany) GmbH & Co. oHG	HRA 77639	Germany
BT Ghana Limited	NO. CA-6248	Ghana
BT (Gibraltar) Limited	95473	Gibraltar
BT Solutions Limited-Greek Branch	215206	Greece
BT Guatemala Sociedad Anonima		Guatemala
BT Haiti S.A.		Haiti
BT Sociedad De Responsabilidad Limitada	NO. 26, VOLUME 363	Honduras
BT Hong Kong Limited	201423	Hong Kong
BT Limited Hungarian Branch Office	01-17-000070	Hungary
BT Solutions Limited Útibú á Íslandi	580204-3090	Iceland
BT (India) Private Limited	U74899DL2000PTC109012	India
PT. BT Communications Indonesia	90317440121	Indonesia

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Company Name	Company No	Country
BT (Middle East) Limited	2470	Iran, Islamic Republic of
BT Communications Ireland Limited	141524	Ireland
Forres Limited	95361C	Isle of Man
BT Communication Israel Ltd	51-296100-4	Israel
BT Global Services Limited	6820/1992	Italy
BT Italia S.p.A.	4870/95	Italy
BT Jamaica Limited	67,573	Jamaica
BT Japan Corporation	0104 - 01 - 023410	Japan
BT Jersey Limited	87593	Jersey
BT (International) Holdings Limited (Jordan)	8392	Jordan
BT Kazakhstan LLP	70870-1910-ÒÎÎ (ÈÓ)	Kazakhstan
BT Communications Kenya Limited	C.103705	Kenya
BT South Korea Limited		Korea, Republic of
BT Solutions Limited - Kuwait Branch	(TEMP. NO.) B-1 1005	Kuwait
BT Latvia Limited SIA		Latvia
BT Lebanon S.A.L.	1001880	Lebanon
UAB BTH Vilnius	124655570	Lithuania
BT Luxembourg S.A.	B.90.139	Luxembourg
BT Solution Limited AD, England, London Branch Office BT Solution Limited in Skopje	5774748	Macedonia
BT Malawi Limited	6650	Malawi
BT Multimedia (Malaysia) Sdn Bhd	454844-A	Malaysia
BT Systems (Malaysia) Sdn Bhd	278680K	Malaysia
BT Solutions Limited	OC 239	Malta
BT Global Communications (Mauritius) Limited	46867	Mauritius
Infonet Servicios de Comunicaciones, S.A. de C.V.	209291	Mexico
BT MDV Limited	1.0046E+12	Moldova, Republic of
BT Solutions Limited - Morocco Branch	126309	Morocco
BT Mozambique, Limitada	15744	Mozambique
BT Solutions Limited	F/4573373	Namibia
BT Nederland N.V.	33296214	Netherlands
BT Antilles N.V.	95186	Netherlands Antilles
BT Australasia Pty Limited	AKOS.1279357	New Zealand

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

Company Name	Company No	Country
BT Nicaragua S.A.	67,573	Nicaragua
BT Niger	NI-NIM-2004-B 435	Niger
BT (Nigeria) Limited	RC285081	Nigeria
BT Solutions Norway AS	982398428	Norway
BT (International) Holdings Limited & Co. LLC	1/75576/5	Oman
BT Pakistan (Private) Limited	K-09677 OF 2003-2004	Pakistan
BT de Panama, S.R.L.	340409/9233	Panama
BT Paraguay S.R.L.	5527365	Paraguay
BT Peru S.R.L.	20502047583	Peru
BT Communications Philippines Incorporated	CS200312925	Philippines
BT Poland Sp. zo.o	KRS 0000106719	Poland
BT Portugal - Telecomunicacoes, Unipessoal, Lda.	504982354	Portugal
BT Communications Sales, LLC Puerto Rico branch	NONE ISSUED BY PR	Puerto Rico
BT Global Services Limited Londra Sucursala Bucuresti	15211871	Romania
BT Solutions Limited Liability Company	1.0377E+12	Russia
British Telecom Al-Saudia Limited	1010074580	Saudi Arabia
BT Senegal Limited	SN DKR 2004 B 5129	Senegal
BT Belgrade d.o.o	1 - 90537 - 00	Serbia and Montenegro
BT Solutions Limited	0.111	Seychelles
BT (SL) Limited	N° 1137/2003	Sierra Leone
BT Singapore Pte. Ltd.	195100025E	Singapore
BT Slovakia s.r.o.	35 787 082	Slovakia
BT Globalne Telekomunikacijske Storitve, Obdelava Podatkov, Podatkovnih Baz; d.o.o.	1860437	Slovenia
BT Limited	1996/010322/10	South Africa
BT ESPAÑA,Compañia de Servicios Globales de Telecommunicaciones,S.A	ESA80448194	Spain
BT Communications Lanka (Private) Limited		Sri Lanka
Newgate Communication (Sudan) Co. Ltd	22697	Sudan
BT Nordics Limited UK filial	516403-1220	Sweden
BT Switzerland Limited, London, Wallisellen/Zurich Branch	CH-02090014709	Switzerland
Aberbell Limited	719/T	Syrian Arab Republic
BT Limited Taiwan Branch	84705621	Taiwan, Province of China
BT Tajikistan LLP	001-1433	Tajikistan

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

Company Name	Company No	Country
BT Solutions Limited	45981	Tanzania
BT Siam Limited	(1)493/2540	Thailand
BT Togo	2003B0951	Togo
BT Solutions Limited	BK:102 FOLIO 471(B)	Trinidad and Tobago
BT Tunisia S.A.R.L	B 146202003	Tunisia
BT Istanbul Telekomünikasyon Hizmetleri Anonim Sirketi	509997-457579	Turkey
BT Solutions Limited	F 1618	Uganda
BT Ukraine Limited Liability Company	32491080	Ukraine
BT UAE Limited - Abu Dhabi Branch		United Arab Emirates
BT UAE Limited (Sharjah Branch)	527483	United Arab Emirates
BT UAE Limited - Ras Al-Khaimah Branch	20371	United Arab Emirates
BT UAE Limited - Dubai Branch	1323	United Arab Emirates
British Telecommunications plc	1800000	United Kingdom
Radianz Americas Inc.	52-2250723	United States
BT Conferencing Inc.	13-4158824	United States
BT Counterpane Internet Security, Inc.	3057164	United States
Infonet Services Corporation	954148675	United States
Infonet Telecommunications Corporation		United States
BT INS, Inc.		United States
BT Americas Inc.	13-3459785	United States
BT Solutions Limited Sucursal Uruguay	4577	Uruguay
New Communications LLP	000462-04	Uzbekistan
BT Global (Venezuela) S.A.	No.24 Vol 261-A-VII	Venezuela
BT (Vietnam) Co. Ltd.	559/GP-HCM	Viet Nam
BTGS USVI Limited		Virgin Islands, U.S.
BT Solutions Limited	FCO 1239	Zambia
Numberrapid Limited	E/1/2004	Zimbabwe

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

SCHEDULE 11

BUSINESS CONTINUITY MANAGEMENT

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

1.	Interpretation	3
2.	Supplier’s Principal Obligations — Part 1	3
3.	Supplier’s Principal Obligations — Part 2	7
4.	Audit	7

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

1.                                      Interpretation

In this Schedule:

Capitalised terms not otherwise defined in this Schedule have the meanings ascribed to such terms in the Contract.  The following terms have the respective meanings specified below:

BT Continuity Contact — [ ?  ] or such person whose details shall be notified by BT to the Supplier from time to time.

“Business Continuity Plan” - the Supplier’s processes and procedures to ensure that the impact on critical business functions are assessed and mitigations identified are implemented. “BCP” shall be construed accordingly.

“Disaster Recovery Plan” - the Supplier’s plans to maintain Supplies in the event of natural or man made incident that affects their ability to provide Supplies from the primary location and/or site. Disaster Recovery Plan usually takes place within the Business Continuity Plan framework. A single Business Continuity Plan might contain or refer to a number of Disaster Recovery Plans. “DRP” shall be construed accordingly.

“Standard” or “Standards” - all the relevant standards associated with international Business Continuity Management, including but without limitation BS25999.

“Supplier Continuity Contact” — [ ?  ] or such person whose details shall be notified by the Supplier to BT from time to time.

2.                                     Supplier’s Principal Obligations — Part 1

2.1                              This Schedule sets out BT’s requirements in relation to Supplier’s business continuity planning and disaster recovery planning measures in order to demonstrate that the Supplier can continue to perform the Contract during and after an incident or disaster.

2.2                              BT aims to align with the British Standard BS25999 (“BS 25999”) and follows the Business Continuity Institute (BCI) Good Practice Guidelines (GPG) and The British Standards Institution’s (BSI)’s Business Continuity Management (BCM) lifecycle. BT expects its suppliers to similarly align with BS 25999 and conform to the BCM lifecycle that is now established as an industry related standard, regardless of whether the Supplier seeks to gain certification or not.

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

© BSI 2006

2.3                               BT acknowledges that the requirements specified in BS25999 are generic and intended to be applicable to all organisations (or parts there of), regardless of type, size and nature of business. The extent of application of these requirements depends on the organisation’s operating environment and complexity. As a minimum, BT’s expectation is that the Supplier demonstrates its conformance to BS25999.

2.4                               If Supplier chooses to demonstrate its conformance to BS25999 by demonstrating compliance to a Standard other than BS25999, the Supplier shall demonstrate in writing how that Standard aligns with and maps to BS25999.

2.5                               The Supplier shall ensure that BCM practice employed within its organisation complies with the following BS25999 lifecycle stages:

2.5.1	Programme Management
	•	Governance

2.5.2	Understanding the Organisation
	•	Business Impact Analysis (identification of business risks)
	•	Risk Assessment (prioritisation of risk in meeting BT’s requirements)

2.5.3	Determining BCM Strategy
	•	Continuity Strategies and Mitigation

2.5.4	Developing and Implementing BCM Response
	•	BCM Continuity Plans
	•	Incident Management/Crisis Management

2.5.5	Embedding BCM in the Organisation’s Culture
	•	Training and Awareness

2.5.6	Exercising, Maintaining and Reviewing
	•	BCM Exercising the Plan
	•	Plan Maintenance & Improvement

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

•	Audit

2.6                               The Supplier shall ensure that it has a robust BCM governance and that regular review takes place with its stakeholders to ensure alignment to BS25999 or an equivalent standard in the location where the Supplies are, delivered to for BT or, provided from by the Supplier.

2.7                               The Supplier must demonstrate to BT, on BT’s request, that it has conducted a thorough business impact analysis and risk analysis which takes an holistic view of possible disruption to its ability to meet BT business requirements on the occurrence of a force majeure event that has, or is likely to have, an effect on the Supplies, or on the occurrence of disaster from natural or man made incident that affects its ability to provide the Supplies from the primary location and/or site. Consideration of the following 7 ‘aspects of corporate resillience’ of Supplier’s operations must be demonstrable to BT.

Aspect of corporate resilience	Examples of risks (not exclusive)
Networks	Single points of failure or nodes which are insufficiently protected, either physically or with disaster recovery solutions
Systems

a critical system which is supported from only a single building, has no disaster recovery fall back capability, has no feasible workaround if down, running on unsupported software or is supported by only a very few people with highly specialised skills.

People & Processes	a critical process can only be operated by a few people with specialist skills or knowledge; people operating in areas with environmental or civil unrest threats
Property

A key process can be operated from only one or two specific locations; the building/site is of sub-standard construction or poorly maintained or there is an environmental hazard to buildings (nearby danger of fire, flood, civil disturbance, traffic congestion preventing access etc)

Supply Chain

A dependency on a single supplier for a service/product without which the service/product could not be delivered to the time and quality that BT expects. (this includes internally traded Supplies/products)

Data	Information necessary to support BT business is poor quality, not sufficiently available or not sufficiently secure
Customers	Will the business be able to survive the loss of a major contract or conversely deliver on a significant increase in business without loss of quality?

2.8                               The Supplier must produce a report of risks resulting from a business impact analysis/risk assessment (“BIA/RA”) which is supplied to BT in a form defined by BT at the time, such that it is suitable for inclusion in the BT risk review process.

2.9                               The Supplier’s BIA/RA must be reviewed and maintained (at least annually).  The results of such review must be made available to BT on request.

2.10                        The Supplier shall, on completion of the BIA and RA, identify and prioritise critical components and Contract Personnel, which will ensure that mitigation activity to reduce the risk exposure is sufficient to meet BT’s requirements. The Supplier must produce an end-to-

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

end Business Continuity Plan and Disaster Recovery Plan that is able to mitigate identified risks of a severity level within a time period agreed with BT.

2.11                        The Business Continuity Plan and Disaster Recovery Plan must cover all key processes supporting BT within a single framework of business continuity. The plans must cover all key buildings from where Supplies are provided from, with associated risk assessment and fallback exercise results.

2.12                        The Supplier shall attach the Business Continuity Plan and Disaster Recovery Plan to the Business Continuity Management System (BCMS) by (fill in the date).  When requested by BT, the Supplier shall make available for inspection the Business Continuity Plan and Disaster Recovery Plans with respect to this Contract. Any changes to the BCMS will be effective only upon obtaining the prior agreement of BT.

2.13                        The Supplier will ensure that the Business Continuity Plan and Disaster Recovery Plan are operationally effective throughout the Term and will review, maintain and test the plan at least once each year during the Term.  Advance notice of each test will be advised to BT Continuity Contact who shall be invited to attend all tests scheduled for the Business Continuity Plan and Disaster Recovery Plan.

2.14                        The results of each testing of the Business Continuity Plan and Disaster Recovery Plan will be provided to BT in the form of a written report, which shall identify any areas where either the Business Continuity Plan and/or Disaster Recovery Plan(s) procedures are adjudged by BT or the Supplier as not providing the required levels of business continuity or Recovery Time Objective (RTO).  In such cases, the Supplier shall, following consultation and agreement with BT, make any changes to the Business Continuity Plan or Disaster Recovery Plan which are necessary to ensure that the agreed levels of business continuity and/or RTO are met.

2.15                        The Supplier must be able to demonstrate that business continuity is embedded in its culture through regular communications and ensuring ownership within operational teams as well as through central co-ordination.

2.16                        The Supplier must be able to demonstrate that any partner companies, group companies, affiliates, sub-contractor, outsourcing agencies or other suppliers on which it depends for delivering BT requirements, are resilient and have a similar and sufficient degree of business continuity as is imposed on the Supplier by this Schedule. These processes shall include incident reporting and internal escalation paths within the Supplier’s organisation, together with immediate escalation and reporting of defined events to BT.

2.17                        The Supplier shall immediately notify the BT Continuity Contact if, anything that may have a material adverse effect on the Supplier’s ability to perform its obligations under this Schedule occurs, or, Supplier is experiencing an incident of a severity where it is judged that it is possible that BT business may be impacted.

2.18                        The Supplier shall demonstrate a robust incident management strategy which is regularly exercised.  The BT Continuity Contact must be notified of planned exercises, to give BT the opportunity to attend and observe these exercises as appropriate, and the results of such exercises must be made available to BT.

2.19                        BT may carry out risk assessments with pro-active support from the Supplier on any part of the Supplier’s supply chain to identify additional risks to BT as a result of the provision of the Supplies.  BT may then stipulate additional countermeasures address any risks.

2.20                        BT may update from time to time, business continuity related policies, guidelines, standards and requirements. BT shall incorporate such updates by reference which shall be notified in writing by BT to the Supplier. The Supplier is deemed to accept all the updates. If the Supplier

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© British Telecommunications plc	IN COMMERCIAL CONFIDENCE

has an issue with such updates, the Supplier shall detail its concerns to BT in writing as soon as reasonably practicable.

3.                                      Supplier’s Principal Obligations — Part 2

3.1                               All compliances against the requirements in Clause 2 above shall be documented by the Supplier in the Business Continuity Management System (BCMS) template at http://www.selling2bt.bt.com/downloads/BCM.doc .

3.2                               Once agreed by the appropriate BT operational representative, the BCP and DRP shall be incorporated into this Contract and inserted in Annex ? of this Schedule.

4.                                      Audit

4.1                               The Supplier will provide to (or procure the giving to) BT (or any person authorised by BT) such access at all reasonable times to the Supplier’s and any Subcontractor’s records and premises related to the Supplies as BT may require from time to time to assess the Supplier’s compliance to the Schedule.

4.2                               The provision of such assessments shall include regular assessments of all elements of BCP and DRP. The Supplier shall facilitate this assessment by permitting BT to collect, retain and analyse information to identify potential gaps and risks.

4.3                               The Supplier will provide such reports to BT and attend such meetings as may be reasonably required by BT.

7